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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2014 through September 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer Dynamic
                       Credit Fund

-------------------------------------------------------------------------------
                       Semiannual Report | September 30, 2014
-------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     RCRAX
                       Class C     RCRCX
                       Class Y     RCRYX
                       Class Z     ARCZX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          80

Notes to Financial Statements                                                 88

Approval of Investment Advisory Agreement                                    101

Trustees, Officers and Service Providers                                     106

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short-and long-term goals.

2 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 3

Portfolio Management Discussion | 9/30/14

The market for credit-sensitive securities, particularly high-yield corporate bonds, remained relatively stable during the first half of the six-month period ended September 30, 2014, before turning more volatile in the second half of the period amid concerns about global economic growth trends. In the following interview, Michael Temple, Andrew Feltus, and Chin Liu discuss the factors that influenced the performance of Pioneer Dynamic Credit Fund during the six-month period ended September 30, 2014. Mr. Temple, a senior vice president, portfolio manager, and Director of Fixed-Income Credit Research at Pioneer, Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Liu, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six months ended September 30, 2014?

A Pioneer Dynamic Credit Fund's Class A shares returned 0.71% at net asset value during the six-month period ended September 30, 2014, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. Dollar 3-Month LIBOR Index, returned 0.12%. During the same period, the average return of the 195 mutual funds in Lipper's Alternative Credit Focus Funds category was 0.74%, and the average return of the 344 mutual funds in Morningstar's Non-Traditional Bond category was 0.90%.

Q How would you describe the investment environment for fixed-income securities during the six-month period ended September 30, 2014?

A U.S. Treasuries rallied, but the market for credit-sensitive securities, and especially high-yield corporate bonds, saw heightened market volatility as the six-month period progressed. Early in the period, in the second calendar quarter of 2014, the fixed-income markets were relatively stable, with Treasuries rallying as long-term and intermediate-term interest rates declined. Investment-grade corporate bonds performed well as their yield spreads -- or yield advantages -- over Treasuries tightened. High-yield bonds, meanwhile, performed steadily. In the third quarter, however, volatility increased amid concerns about whether evidence of economic weakening outside the United States could affect credit-sensitive securities, especially high-yield corporates. Adding to the concerns was the introduction to the market of new high-yield bond issuance, which added

4 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 to supply at the same time that demand was affected. These trends resulted in weakening performance by high-yield corporates. The performance of investment-grade corporates also declined, but less so than high-yield bonds. Meanwhile, Treasuries continued to rally.

     The domestic economy continued to show strength as the period progressed, but the outlook was more clouded in the global markets as new evidence surfaced suggesting slowing growth trends in Europe, Japan, China and other emerging markets. Commodity prices, including the price of oil, weakened, while the U.S. dollar gained in value as investors recognized that the U.S. economy appeared to be the healthiest of all the world's markets.

     In the U.S., employers have added an average of more than 200,000 new jobs to their payrolls each month in 2014, while reported job openings reached a 13-year high. While the economic expansion appeared to stall in the first quarter of 2014, with gross domestic product (GDP) contracting over the first three months of the calendar year, the recovery quickly was re-invigorated during the second quarter, as GDP growth rose by more than 4%. At the same time, government fiscal policy, which had limited economic growth in 2013, appeared to be exerting less downward pressure on the pace of the expansion in 2014 as the influences of budget sequestration (automatic spending cuts) and increases in some tax rates enacted in 2013 began to wane. Driven by improvements in the job market, consumer spending increased, with auto sales, in particular, accelerating. The housing industry also improved, although continued tight lending standards enacted in the aftermath of the 2008-2009 financial crisis have somewhat limited the housing market's progress. Corporate lending, on the other hand, saw steady gains during the six-month period. In general, U.S. corporations appear financially healthy, with strengthened balance sheets leading to increased investment spending.

Q What were your principal investment strategies - including the use of hedges and derivatives - during the six-month period ended September 30, 2014, and how did those strategies affect the Fund's performance?

A We became more defensive as the period progressed, investing the portfolio in more cash and cash-equivalents, while holding more hedges in an attempt to protect the Fund against risks to high-yield securities, which

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 5 comprised 50% of the Fund's invested assets as of period end. In addition to U.S. high-yield corporates, the Fund's high-yield holdings included asset-backed securities, floating-rate bank loans and emerging markets debt.

     Using derivatives, we shorted approximately half the Fund's high-yield exposure. The hedges helped reduce portfolio volatility and aided performance during the period as the yield advantages -- or spreads -- of high-yield bonds relative to Treasuries widened and high-yield bonds underperformed. As volatility increased late in the period, we also reduced the Fund's positions in convertible securities, as the performance of convertibles is more closely tied to trends in the equity market.

     As part of our hedging strategy, we invested the portfolio in contracts that shorted the equity market, essentially protecting against, or hedging, the risks that equity markets would decline. The contracts proved to be a drag on Fund performance, however, as the Standard & Poor's 500 Index moved to new highs during August.

     We also used volatility contracts, which are based on investors' expectations about the direction and intensity of market trends, to help dampen the effects on the portfolio of volatility in the high-yield market. While the volatility contracts did not help performance early in the six-month period, they helped protect the Fund's returns later on as the prices of high-yield bonds started to fluctuate more rapidly.

     Overall, the Fund's positions in high-yield corporate bonds and in floating-rate bank loans tended to help benchmark-relative performance during the period. The costs of derivatives tied to the Treasury, high-yield and equity markets tended to hold back performance early in the six-month period, but they supported results later in the period as volatility increased.

Q    What is your investment outlook?

A We think the U.S. economy, in general, is in much better condition than economies overseas, and we maintain a high conviction in the strength of the U.S. dollar. The U.S. economy appears solid, with persistent, if unspectacular, growth trends. The domestic labor market, for example, has improved significantly over the past year, and the improvement should translate into an even stronger economy. That, in turn should

6 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 continue to support domestic corporations. If the markets become more volatile, we expect to look for additional investment opportunities in domestic corporates.

     Overall, we have a positive view of corporate securities, especially as they currently offer higher relative yields in the wake of a series of corrections in the market.

     We anticipate that market volatility will increase in the near term, but we retain a positive outlook on the longer-term outlook for credit-sensitive investments. Abrupt market fluctuations, or volatility, should be more frequent than a year ago, so we anticipate adding more hedges to help protect the portfolio against rising volatility. We believe, however, that after corrections in the market the Fund should have more opportunities to capture higher yields from the portfolio's positions, thus compensating for any costs attributable to the purchase of derivatives contracts.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 7

Please refer to the Schedule of Investments on pages 18-79 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

8 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 9

Portfolio Summary | 9/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                      34.5%
Senior Secured Loans                                                      16.1%
International Corporate Bonds                                             15.1%
Collateralized Mortgage Obligations                                       10.8%
U.S. Government Securities                                                 7.7%
Temporary Cash Investment                                                  4.1%
Asset Backed Securities                                                    3.2%
Convertible Corporate Bonds                                                3.0%
U.S. Preferred Stocks                                                      1.5%
Municipal Bonds                                                            1.2%
Convertible Preferred Stocks                                               0.8%
International Common Stocks                                                0.8%
International Preferred Stocks                                             0.6%
Foreign Government Bonds                                                   0.5%
U.S. Common Stocks                                                         0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  Fannie Mae, 4.0%, 10/14/14                                           2.94%
--------------------------------------------------------------------------------
 2.  Fannie Mae, 4.5%, 6/1/44                                             1.11
--------------------------------------------------------------------------------
 3.  Fannie Mae, 3.5%, 5/1/44                                             0.82
--------------------------------------------------------------------------------
 4.  Fannie Mae, 4.0%, 5/1/44                                             0.56
--------------------------------------------------------------------------------
 5.  Altair Re, Floating Rate Note, 6/30/16 (Cat Bond)                    0.54
--------------------------------------------------------------------------------
 6.  U.S. Treasury Notes, Floating Rate Note, 4/30/16                     0.49
--------------------------------------------------------------------------------
 7.  U.S. Treasury Notes, Floating Rate Note, 1/31/16                     0.49
--------------------------------------------------------------------------------
 8.  U.S. Treasury Notes Floating Rate Note, 7/31/16                      0.48
--------------------------------------------------------------------------------
 9.  Verizon Communications, Inc., 4.15%, 3/15/24                         0.45
--------------------------------------------------------------------------------
10.  AT&T, Inc., 3.9%, 3/11/24                                            0.45
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 10

Prices and Distributions | 9/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      9/30/14                          3/31/14
--------------------------------------------------------------------------------
          A                          $9.87                           $ 9.94
--------------------------------------------------------------------------------
          C                          $9.84                           $ 9.92
--------------------------------------------------------------------------------
          Y                          $9.91                           $ 9.98
--------------------------------------------------------------------------------
          Z                          $9.93                           $10.00
--------------------------------------------------------------------------------

Distributions per Share: 4/1/14-9/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class         Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.1410             $    --               $    --
--------------------------------------------------------------------------------
          C             $0.1022             $    --               $    --
--------------------------------------------------------------------------------
          Y             $0.1542             $    --               $    --
--------------------------------------------------------------------------------
          Z             $0.1417             $    --               $    --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 11

Performance Update | 9/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                  BofA ML
                              Net      Public     U.S. Dollar
                              Asset    Offering   3-Month
                              Value    Price      LIBOR
Period                        (NAV)    (POP)      Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                     4.09%     2.71%      0.33%
1 Year                        4.53     -0.18       0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              1.19%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Dynamic    BofA ML U.S.
                    Credit Fund        Dollar 3-Month LIBOR Index
4/30/2011           $  9,550           $ 10,000
9/30/2011           $  9,122           $ 10,009
9/30/2012           $ 10,086           $ 10,058
9/30/2013           $ 10,483           $ 10,090
9/30/2014           $ 10,957           $ 10,114

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

Performance Update | 9/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                  BofA ML
                                                  U.S. Dollar
                                                  3-Month
                              If       If         LIBOR
Period                        Held     Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                     3.25%    3.25%      0.33%
1 Year                        3.75     3.75       0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              1.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Dynamic    BofA ML U.S.
                    Credit Fund        Dollar 3-Month LIBOR Index
4/30/2011           $ 10,000           $ 10,000
9/30/2011           $  9,517           $ 10,009
9/30/2012           $ 10,434           $ 10,058
9/30/2013           $ 10,753           $ 10,090
9/30/2014           $ 11,156           $ 10,114

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 13

Performance Update | 9/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                  BofA ML
                                                  U.S. Dollar
                                                  3-Month
                              If       If         LIBOR
Period                        Held     Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                     4.52%    4.52%      0.33%
1 Year                        4.81     4.81       0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                             Gross         Net
--------------------------------------------------------------------------------
                             0.97%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Dynamic    BofA ML U.S.
                    Credit Fund        Dollar 3-Month LIBOR Index
4/30/2011           $ 5,000,000        $ 5,000,000
9/30/2011           $ 4,800,067        $ 5,004,742
9/30/2012           $ 5,318,483        $ 5,028,849
9/30/2013           $ 5,549,790        $ 5,044,939
9/30/2014           $ 5,816,604        $ 5,057,112

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

Performance Update | 9/30/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                  BofA ML
                                                  U.S. Dollar
                                                  3-Month
                              If       If         LIBOR
Period                        Held     Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                     4.31%    4.31%      0.33%
1 Year                        4.63     4.63       0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Dynamic    BofA ML U.S.
                    Credit Fund        Dollar 3-Month LIBOR Index
4/30/2011           $ 10,000           $ 10,000
9/30/2011           $  9,551           $ 10,009
9/30/2012           $ 10,560           $ 10,058
9/30/2013           $ 11,043           $ 10,090
9/30/2014           $ 11,555           $ 10,114

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the commencement of operations of Class Z shares on April 2, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 2, 2013, would have been higher than that shown. For the period beginning April 2, 2013, the actual performance of Class Z shares is reflected.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from April 1, 2014, through September 30, 2014.

--------------------------------------------------------------------------------
Share Class                          A            C            Y           Z
--------------------------------------------------------------------------------
Beginning Account                $1,000.00    $1,000.00    $1,000.00   $1,000.00
Value on 4/1/14
--------------------------------------------------------------------------------
Ending Account Value             $1,007.10    $1,002.20    $1,008.40   $1,008.10
(after expenses) on 9/30/14
--------------------------------------------------------------------------------
Expenses Paid                    $    5.64    $    9.34    $    4.28   $    4.88
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.12%, 1.86%, 0.85% and 0.97% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2014, through September 30, 2014.

--------------------------------------------------------------------------------
Share Class                          A            C            Y           Z
--------------------------------------------------------------------------------
Beginning Account                $1,000.00    $1,000.00    $1,000.00   $1,000.00
Value on 4/1/14
--------------------------------------------------------------------------------
Ending Account Value             $1,019.45    $1,015.74    $1,020.81   $1,020.21
(after expenses) on 9/30/14
--------------------------------------------------------------------------------
Expenses Paid                    $    5.67    $    9.40    $    4.31   $    4.91
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.12%, 1.86%, 0.85% and 0.97% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 17

Schedule of Investments | 9/30/14 (unaudited)

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               CONVERTIBLE CORPORATE
                               BONDS -- 3.0%
                               ENERGY -- 0.1%
                               Oil & Gas Exploration &
                               Production -- 0.1%
        650,000                Energy XXI Bermuda, Ltd., 3.0%,
                               12/15/18 (144A)                                       $       530,562
                                                                                     ---------------
                               Total Energy                                          $       530,562
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.0%+
                               Diversified Metals & Mining -- 0.0%+
        385,000                RTI International Metals, Inc., 1.625%,
                               10/15/19                                              $       368,156
                                                                                     ---------------
                               Total Materials                                       $       368,156
----------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.4%
                               Electrical Components &
                               Equipment -- 0.4%
      1,342,000                General Cable Corp., 4.5%, 11/15/29
                               (Step)                                                $       932,690
      2,020,000                SolarCity Corp., 1.625%, 11/1/19
                               (144A)                                                      1,945,512
                                                                                     ---------------
                                                                                     $     2,878,202
                                                                                     ---------------
                               Total Capital Goods                                   $     2,878,202
----------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES &
                               APPAREL -- 0.3%
                               Homebuilding -- 0.3%
        700,000                KB Home, 1.375%, 2/1/19                               $       673,750
      2,000,000                The Ryland Group, Inc., 0.25%, 6/1/19                       1,830,000
                                                                                     ---------------
                                                                                     $     2,503,750
                                                                                     ---------------
                               Total Consumer Durables & Apparel                     $     2,503,750
----------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.1%
                               Specialized Consumer Services -- 0.1%
        425,000                Carriage Services, Inc., 2.75%, 3/15/21
                               (144A)                                                $       441,203
                                                                                     ---------------
                               Total Consumer Services                               $       441,203
----------------------------------------------------------------------------------------------------
                               RETAILING -- 0.2%
                               Internet Retail -- 0.2%
      1,915,000                Shutterfly, Inc., 0.25%, 5/15/18                      $     1,973,647
                                                                                     ---------------
                               Total Retailing                                       $     1,973,647
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT &
                               SERVICES -- 0.5%
                               Health Care Equipment -- 0.3%
      1,350,000                Hologic, Inc., 2.0%, 3/1/42 (Step)                    $     1,421,719
      1,300,000                NuVasive, Inc., 2.75%, 7/1/17                               1,443,000
                                                                                     ---------------
                                                                                     $     2,864,719
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.2%
        940,000                Molina Healthcare, Inc., 1.125%,
                               1/15/20                                               $     1,106,850
        300,000                WellPoint, Inc., 2.75%, 10/15/42                              494,062
                                                                                     ---------------
                                                                                     $     1,600,912
                                                                                     ---------------
                               Total Health Care Equipment
                               & Services                                            $     4,465,631
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY
                               & LIFE SCIENCES -- 0.5%
                               Biotechnology -- 0.4%
        545,000                Cepheid, 1.25%, 2/1/21 (144A)                         $       538,528
        750,000                Cubist Pharmaceuticals, Inc., 1.875%,
                               9/1/20                                                        834,375
      1,470,000                Emergent Biosolutions, Inc., 2.875%,
                               1/15/21 (144A)                                              1,477,350
        593,000                PDL BioPharma, Inc., 4.0%, 2/1/18                             577,434
                                                                                     ---------------
                                                                                     $     3,427,687
----------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.1%
        500,000                Theravance, Inc., 2.125%, 1/15/23                     $       477,500
                                                                                     ---------------
                               Total Pharmaceuticals, Biotechnology
                               & Life Sciences                                       $     3,905,187
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.1%
                               Specialized REIT -- 0.1%
      1,250,000                Corsicanto, Ltd., 3.5%, 1/15/32                       $       831,250
                                                                                     ---------------
                               Total Real Estate                                     $       831,250
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.1%
                               Data Processing & Outsourced
                               Services -- 0.1%
      1,000,000                Cardtronics, Inc., 1.0%, 12/1/20 (144A)               $       959,375
                                                                                     ---------------
                               Total Software & Services                             $       959,375
----------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE &
                               EQUIPMENT -- 0.5%
                               Communications Equipment -- 0.3%
      1,000,000                Ciena Corp., 0.875%, 6/15/17                          $       980,625
        765,000                Emulex Corp., 1.75%, 11/15/18 (144A)                          666,506
      1,265,000                Finisar Corp., 0.5%, 12/55/33 (144A)                        1,170,916
                                                                                     ---------------
                                                                                     $     2,818,047
----------------------------------------------------------------------------------------------------
                               Electronic Components -- 0.2%
      1,480,000                Vishay Intertechnology, Inc., 2.25%,
                               5/15/41 (144A)                                        $     1,356,050
                                                                                     ---------------
                               Total Technology Hardware & Equipment                 $     4,174,097
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 19

----------------------------------------------------------------------------------------------------------------
 Principal         Floating    S&P Moody's
 Amount ($)        Rate (b)    Ratings                                                           Value
----------------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS &
                                           SEMICONDUCTOR EQUIPMENT -- 0.2%
                                           Semiconductors -- 0.2%
      1,455,000                            JinkoSolar Holding Co., Ltd., 4.0%,
                                           2/1/19 (144A)                                         $     1,385,888
        150,000                            ReneSola, Ltd., 4.125%, 3/15/18
                                           (144A)                                                        106,125
                                                                                                 ---------------
                                                                                                 $     1,492,013
                                                                                                 ---------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                               $     1,492,013
----------------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE
                                           CORPORATE BONDS
                                           (Cost $25,461,095)                                    $    24,523,073
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 2.4%
                                           BANKS -- 0.8%
                                           Diversified Banks -- 0.7%
          1,500       6.75                 AgStar Financial Services ACA, Floating
                                           Rate Note (Perpetual) (144A)                          $     1,542,562
         49,090       7.88                 Citigroup Capital XIII, Floating Rate Note,
                                           10/30/40                                                    1,321,503
         63,000       7.12                 Citigroup, Inc., Floating Rate Note
                                           (Perpetual)                                                 1,683,990
         12,250       6.50                 US Bancorp, Floating Rate Note
                                           (Perpetual)                                                   351,330
         16,400       6.00                 US Bancorp, Floating Rate Note
                                           (Perpetual)                                                   442,636
                                                                                                 ---------------
                                                                                                 $     5,342,021
----------------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 0.1%
          5,000       6.25                 CoBank ACB, Floating Rate Note
                                           (Perpetual) (144A)                                    $       527,812
         14,900       6.62                 Fifth Third Bancorp, Floating Rate Note
                                           (Perpetual)                                                   394,105
                                                                                                 ---------------
                                                                                                 $       921,917
                                                                                                 ---------------
                                           Total Banks                                           $     6,263,938
----------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.4%
                                           Consumer Finance -- 0.3%
          1,600                            Ally Financial, Inc., 7.0% (Perpetual)
                                           (144A)                                                $     1,609,500
         27,750       8.12                 GMAC Capital Trust I, Floating Rate
                                           Note, 2/15/40                                                 738,428
                                                                                                 ---------------
                                                                                                 $     2,347,928
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
                   Floating
 Shares            Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Asset Management & Custody
                               Banks -- 0.1%
         29,300       5.90     State Street Corp., Floating Rate Note,
                               12/31/73                                              $       751,545
----------------------------------------------------------------------------------------------------
                               Investment Banking &
                               Brokerage -- 0.0%+
         18,000       7.12     Morgan Stanley, Floating Rate Note
                               (Perpetual)                                           $       484,380
                                                                                     ---------------
                               Total Diversified Financials                          $     3,583,853
----------------------------------------------------------------------------------------------------
                               INSURANCE -- 1.0%
                               Property & Casualty Insurance -- 0.2%
         25,000       5.95     Aspen Insurance Holdings, Ltd., Floating
                               Rate Note (Perpetual)                                 $       624,250
         40,000                The Hanover Insurance Group, Inc.,
                               6.35%, 3/30/53                                                963,600
                                                                                     ---------------
                                                                                     $     1,587,850
----------------------------------------------------------------------------------------------------
                               Reinsurance -- 0.8%
      4,000,000       0.00     Altair Re, Floating Rate Note, 6/30/16
                               (Cat Bond)                                            $     4,253,200
          2,500                Lorenzo Re, Ltd., (Cat Bond)
                               (Perpetual)*(c) (h)                                           273,800
      2,000,000                Pangaea Re, 7/1/18 (Cat Bond) (d)                           2,075,600
                                                                                     ---------------
                                                                                     $     6,602,600
                                                                                     ---------------
                               Total Insurance                                       $     8,190,450
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.1%
                               Diversified REIT -- 0.1%
            400                Firstar Realty LLC, 8.875% (Perpetual)
                               (144A)                                                $       499,250
                                                                                     ---------------
                               Total Real Estate                                     $       499,250
----------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION
                               SERVICES -- 0.0%+
                               Integrated Telecommunication
                               Services -- 0.0%+
          4,400                Qwest Corp., 7.375%, 6/1/51                           $       114,488
                                                                                     ---------------
                               Total Telecommunication Services                      $       114,488
----------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.1%
                               Electric Utilities -- 0.1%
         25,000                PPL Capital Funding, Inc., 5.9%,
                               4/30/73                                               $       609,500
                                                                                     ---------------
                               Total Utilities                                       $       609,500
----------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost $18,677,614)                                    $    19,261,479
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 21

----------------------------------------------------------------------------------------------------
                   Floating
 Shares            Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED
                               STOCKS -- 0.9%
                               ENERGY -- 0.2%
                               Oil & Gas Exploration &
                               Production -- 0.2%
          7,300                Penn Virginia Corp., 6.0% (Perpetual)
                               (144A)                                                $       725,474
          7,500                SandRidge Energy, Inc., 7.0% (Perpetual)                      669,375
                                                                                     ---------------
                                                                                     $     1,394,849
                                                                                     ---------------
                               Total Energy                                          $     1,394,849
----------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES &
                               APPAREL -- 0.1%
                               Home Furnishings -- 0.1%
         13,100                Sealy Corp., 8.0%, 7/15/16 (4.0%
                               cash, 4.0% PIK) (PIK) (h)                             $     1,038,175
                                                                                     ---------------
                               Total Consumer Durables & Apparel                     $     1,038,175
----------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.1%
                               Packaged Foods & Meats -- 0.1%
         11,800                Post Holdings, Inc., 2.5% (Perpetual)
                               (144A)                                                $       840,750
                                                                                     ---------------
                               Total Food, Beverage & Tobacco                        $       840,750
----------------------------------------------------------------------------------------------------
                               BANKS -- 0.3%
                               Diversified Banks -- 0.3%
            603                Bank of America Corp., 7.25%
                               (Perpetual)                                           $       691,340
          1,050                Wells Fargo & Co., 7.5% (Perpetual)                         1,262,636
                                                                                     ---------------
                                                                                     $     1,953,976
                                                                                     ---------------
                               Total Banks                                           $     1,953,976
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.2%
                               Asset Management & Custody
                               Banks -- 0.2%
         28,000                AMG Capital Trust II, 5.15%, 10/15/37                 $     1,739,500
                                                                                     ---------------
                               Total Diversified Financials                          $     1,739,500
----------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED
                               STOCKS
                               (Cost $7,162,186)                                     $     6,967,250
----------------------------------------------------------------------------------------------------
                               COMMON STOCKS -- 0.0%+
                               MATERIALS -- 0.0%+
                               Diversified Metals & Mining -- 0.0%+
        922,916                Mirabela Nickel, Ltd.*                                $        53,289
                                                                                     ---------------
                               Total Materials                                       $        53,289
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Shares                                                                              Value
----------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES &
                               SUPPLIES -- 0.0%+
                               Diversified Support Services -- 0.0%+
              4                IAP Worldwide Services, Inc.                          $         3,056
                                                                                     ---------------
                               Total Commercial Services & Supplies                  $         3,056
----------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $25,667)                                        $        56,345
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)
----------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 3.2%
                               CONSUMER SERVICES -- 0.0%+
                               Hotels, Resorts & Cruise Lines -- 0.0%+
        281,628                Westgate Resorts 2012-2 LLC, 9.0%,
                               1/21/25 (144A)                                        $       289,989
                                                                                     ---------------
                               Total Consumer Services                               $       289,989
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT &
                               SERVICES -- 0.1%
                               Health Care Distributors -- 0.1%
        735,652       3.08     Drug Royalty II LP 2, Floating Rate Note,
                               7/15/23 (144A)                                        $       740,382
                                                                                     ---------------
                               Total Health Care Equipment & Services                $       740,382
----------------------------------------------------------------------------------------------------
                               BANKS -- 2.4%
                               Thrifts & Mortgage Finance -- 2.5%
        892,670                Accredited Mortgage Loan Trust 2003-3,
                               5.21%, 1/25/34 (Step)                                 $       867,775
        518,869       1.35     Bayview Commercial Asset Trust, Floating
                               Rate Note, 4/25/34 (144A)                                     469,258
        346,798       0.46     Bayview Commercial Asset Trust, Floating
                               Rate Note, 8/25/35 (144A)                                     314,174
         81,683                Bayview Financial Mortgage Pass-Through
                               Trust 2007-B, 6.407%, 8/28/37 (Step)                           81,496
        373,724                Bayview Opportunity Master Fund Trust
                               IIIa 2014-12RPL, 3.6225%, 7/28/19
                               (Step) (144A)                                                 373,689
        750,000                CAM Mortgage Trust 2014-1, 5.5%,
                               12/15/53 (Step) (144A)                                        753,860
         85,045                Citicorp Residential Mortgage Trust Series
                               2006-1, 5.939%, 7/25/36 (Step)                                 89,298
        189,000                Citicorp Residential Mortgage Trust Series
                               2006-2, 5.918%, 9/25/36 (Step)                                170,245
      1,900,000                Citicorp Residential Mortgage Trust Series
                               2006-2, 5.948%, 9/25/36 (Step)                                922,059
         96,038                Citicorp Residential Mortgage Trust Series
                               2007-1, 5.892%, 3/25/37 (Step)                                101,378
        226,192                Conseco Financial Corp., 6.18%, 4/1/30                        232,140

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 23

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage
                               Finance -- (continued)
        353,725       0.32     Countrywide Asset-Backed Certificates,
                               Floating Rate Note, 11/25/36 (144A)                   $       340,375
         18,206       4.46     Countrywide Asset-Backed Certificates,
                               Floating Rate Note, 9/27/32                                    18,233
        700,000                Flagship Credit Auto Trust 2013-1,
                               5.38%, 7/15/20                                                717,475
        266,791       7.78     GE Mortgage Services LLC, Floating Rate
                               Note, 3/25/27                                                 264,423
      1,388,935                GLC Trust 2013-1, 3.0%, 7/15/21
                               (144A)                                                      1,380,254
        400,000                HLSS Servicer Advance Receivables Trust,
                               4.4584%, 1/15/48 (144A)                                       405,120
         92,154                Icon Brand Holdings LLC, 4.352%,
                               1/25/43 (144A)                                                 91,935
        358,317                Leaf Receivables Funding 8 LLC, 5.5%,
                               9/15/20 (144A)                                                364,224
        775,000       5.50     Mastr Specialized Loan Trust, Floating
                               Rate Note, 10/25/34                                           795,730
        649,313       0.00     MHL 2005-1 1B1, Floating Rate Note,
                               2/25/35                                                       571,480
        417,740       0.00     Mortgage-IT Trust 2005-1 SER 2005-1
                               CL 1B2, Floating Rate Note,                                   372,992
      1,360,000                Nations Equipment Finance Funding I LLC,
                               5.5%, 5/20/21 (144A)                                        1,397,128
        500,000                New Residential Advance Receivables
                               Trust Advance Receivables Backed
                               2014-T1, 4.975%, 3/15/45 (144A)                               498,750
      1,000,000                New Residential Advance Receivables
                               Trust Advance Receivables Backed
                               2014-VF1, 3.6491%, 3/15/45                                  1,000,542
        302,914                Orange Lake Timeshare Trust 2012-A,
                               4.87%, 3/10/27 (144A)                                         310,127
      1,250,000                Progreso Receivables Funding I LLC,
                               4.0%, 7/9/18 (144A)                                         1,259,375
        500,000                Progreso Receivables Funding II LLC,
                               6.0%, 7/8/19 (144A)                                           500,000
      1,062,034                RAMP Series 2004-RZ1 Trust, 4.82%,
                               3/25/34 (Step)                                              1,066,381
        266,719                RASC Series 2003-KS5 Trust, 4.46%,
                               7/25/33 (Step)                                                263,777
        250,000       6.55     Security National Mortgage Loan Trust
                               2007-1, Floating Rate Note, 4/25/37
                               (144A)                                                        254,330
      1,200,000       3.40     Silver Bay Realty 2014-1 Trust, Floating
                               Rate Note, 9/18/31 (144A)                                   1,143,511
        450,000                SNAAC Auto Receivables Trust 2013-1,
                               4.56%, 4/15/20 (144A)                                         469,683

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage
                               Finance -- (continued)
        446,487                Spirit Master Funding LLC, 5.74%,
                               3/20/42 (144A)                                        $       491,694
        195,315                STORE Master Funding LLC, 4.16%,
                               3/20/43 (144A)                                                197,533
        966,667                TAL Advantage V LLC, 3.97%, 5/20/39
                               (144A)                                                        960,828
        150,000                United Auto Credit Securitization Trust
                               2013-1, 4.4%, 4/15/19 (144A)                                  152,644
        800,000                Westgate Resorts 2014-1 LLC, 5.5%,
                               12/20/26 (144A)                                               798,366
                                                                                     ---------------
                                                                                     $    20,462,282
                                                                                     ---------------
                               Total Banks                                           $    20,462,282
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.6%
                               Other Diversified Financial
                               Services -- 0.6%
      1,099,877                AXIS Equipment Finance Receivables II
                               LLC, 4.94%, 7/20/18 (144A)                            $     1,108,929
        249,972                AXIS Equipment Finance Receivables II
                               LLC, 6.41%, 10/22/18                                          253,339
         18,967                Mid-State Capital Trust 2010-1, 7.0%,
                               12/15/45 (144A)                                                19,693
        983,320                Monty Parent Issuer 1 LLC, 3.47%,
                               11/20/28 (144A)                                               984,569
        750,000                Navitas Equipment Receivables LLC
                               2013-1, 5.82%, 6/15/19                                        746,108
        215,210                Sierra Timeshare 2011-3 Receivables
                               Funding LLC, 9.31%, 7/20/28 (144A)                            231,723
        500,000                Springleaf Funding Trust 2013-A, 5.0%,
                               9/15/21 (144A)                                                501,740
        565,000                TAL Advantage V LLC, 4.1%, 2/22/39                            565,249
                                                                                     ---------------
                                                                                     $     4,411,350
                                                                                     ---------------
                               Total Diversified Financials                          $     4,411,350
----------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $25,848,511)                                    $    25,904,003
----------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- 10.7%
                               CONSUMER SERVICES -- 0.2%
                               Hotels, Resorts & Cruise Lines -- 0.2%
      1,327,000                Motel 6 Trust, 4.2743%, 10/7/25
                               (144A)                                                $     1,303,832
                                                                                     ---------------
                               Total Consumer Services                               $     1,303,832
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 25

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT &
                               SERVICES -- 0.1%
                               Health Care Distributors -- 0.1%
        689,843                Rialto Capital Management LLC, 2.85%,
                               5/15/24 (144A)                                        $       690,010
                                                                                     ---------------
                               Total Health Care Equipment & Services                $       690,010
----------------------------------------------------------------------------------------------------
                               BANKS -- 9.5%
                               Thrifts & Mortgage Finance -- 9.5%
        350,000                A10 Securitization 2013-1 LLC, 4.7%,
                               11/17/25 (144A)                                       $       348,172
        139,000                A10 Securitization 2013-1 LLC, 6.41%,
                               11/17/25 (144A)                                               138,293
        500,000       0.95     ACA CLO 2006-2, Ltd., Floating Rate
                               Note, 1/20/21 (144A)                                          491,628
      1,400,000       3.55     ACRE Commercial Mortgage Trust
                               2014-FL2, Floating Rate Note, 8/15/31
                               (144A)                                                      1,399,997
        138,323                Alternative Loan Trust 2004-2CB, 5.75%,
                               3/25/34                                                       141,632
      1,750,000       5.79     Bank of America Commercial Mortgage
                               Trust 2007-3, Floating Rate Note,
                               6/10/49                                                     1,807,563
      1,250,000       6.19     Bank of America Commercial Mortgage
                               Trust 2007-5, Floating Rate Note,
                               2/10/51                                                     1,272,995
        141,200       6.33     Bank of America Merrill Lynch
                               Commercial Mortgage, Inc. REMICS,
                               Floating Rate Note, 9/10/47 (144A)                            143,922
         79,712                Bank of America Mortgage Trust 2004-2,
                               5.5%, 3/25/34                                                  74,589
      1,276,799       1.15     Bayview Commercial Asset Trust, Floating
                               Rate Note, 1/25/35 (144A)                                   1,175,436
        449,384       3.72     Bayview Opportunity Master Fund IIa Trust
                               2014-20NPL, Floating Rate Note,
                               8/28/44 (144A)                                                450,508
        159,454       2.06     Bear Stearns ALT-A Trust 2003-3, Floating
                               Rate Note, 10/25/33                                           148,601
        500,000       5.49     Bear Stearns Commercial Mortgage
                               Securities Trust 2004-TOP16, Floating
                               Rate Note, 2/13/46 (144A)                                     523,920
        100,000       5.21     Bear Stearns Commercial Mortgage
                               Securities Trust 2005-PWR7, Floating
                               Rate Note, 2/11/41                                            100,426
      1,500,000       5.29     Bear Stearns Commercial Mortgage
                               Securities Trust 2005-TOP20, Floating
                               Rate Note, 10/12/42                                         1,503,717
      2,642,507                Bear Stearns Commercial Mortgage
                               Securities Trust 2006-PWR14, 5.273%,
                               12/11/38                                                    2,679,558

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage
                               Finance -- (continued)
      2,000,000       5.90     Bear Stearns Commercial Mortgage
                               Securities Trust 2007-PWR16, Floating
                               Rate Note, 6/11/40                                    $     2,030,316
        400,000       4.45     CAM Mortgage Trust 2014-2, Floating
                               Rate Note, 5/15/48 (144A)                                     402,299
      2,500,000       5.40     CD 2005-CD1 Commercial Mortgage
                               Trust, Floating Rate Note, 7/15/44                          2,530,892
         58,039       5.71     CHL Mortgage Pass-Through Trust
                               2002-32, Floating Rate Note, 1/25/33                           59,298
        300,000       5.97     Citigroup Commercial Mortgage Trust
                               2006-C4, Floating Rate Note, 3/17/49                          314,150
         56,945                Citigroup Mortgage Loan Trust, Inc.,
                               6.75%, 9/25/34                                                 62,767
        598,436       0.65     CNL Commercial Mortgage Loan Trust
                               2003-1, Floating Rate Note, 5/15/31
                               (144A)                                                        543,359
        220,000       5.97     COBALT CMBS Commercial Mortgage
                               Trust 2007-C3, Floating Rate Note,
                               5/15/46                                                       182,563
      1,200,000       5.57     COBALT Commercial Mortgage Trust
                               2007-C2, Floating Rate Note, 4/15/47
                               (144A)                                                      1,223,088
      2,000,000                COMM 2006-C8 Mortgage Trust, 5.377%,
                               12/10/46                                                    1,997,730
        100,000       5.02     COMM 2012-CCRE2 Mortgage Trust,
                               Floating Rate Note, 8/17/45 (144A)                             99,971
        303,000       4.73     COMM 2012-CCRE4 Mortgage Trust,
                               Floating Rate Note, 10/17/45 (144A)                           295,914
      1,400,000       4.50     COMM 2013-FL3 Mortgage Trust,
                               Floating Rate Note, 10/13/28                                1,401,477
      1,400,000       3.66     COMM 2014-KYO Mortgage Trust,
                               Floating Rate Note, 6/11/27                                 1,396,528
      1,600,000       6.26     Commercial Mortgage Trust 2007-GG11,
                               Floating Rate Note, 12/10/49                                1,668,582
      1,500,000                Credit Suisse First Boston Mortgage
                               Securities Corp., 4.877%, 4/15/37                           1,512,324
         48,536                Credit Suisse First Boston Mortgage
                               Securities Corp., 4.898%, 3/15/36
                               (144A)                                                         47,636
        100,000       5.14     Credit Suisse First Boston Mortgage
                               Securities Corp., Floating Rate Note,
                               10/15/39 (144A)                                               100,200
        463,997       5.44     Credit Suisse First Boston Mortgage
                               Securities Corp., Floating Rate Note,
                               6/25/33                                                       390,885
      1,150,000       5.10     Credit Suisse First Boston Mortgage
                               Securities Corp., Floating Rate Note,
                               8/15/38                                                     1,166,951

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 27

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage
                               Finance -- (continued)
      1,400,000       5.10     Credit Suisse First Boston Mortgage
                               Securities Corp., Floating Rate Note,
                               8/15/38                                               $     1,306,374
      2,000,000       3.25     CSMC Trust 2014-SURF, Floating Rate
                               Note, 2/15/29 (144A)                                        2,004,988
        113,538       5.62     DBUBS 2011-LC2 Mortgage Trust,
                               Floating Rate Note, 7/12/44 (144A)                            125,759
        530,000       3.61     EQTY 2014-INNS Mortgage Trust,
                               Floating Rate Note, 5/8/31 (144A)                             530,603
        300,000       4.91     EQTY 2014-MZ Mezzanine Trust, Floating
                               Rate Note, 5/8/31 (144A)                                      301,312
        350,000       5.33     GE Capital Commercial Mortgage Corp.,
                               Floating Rate Note, 7/10/45 (144A)                            354,261
        461,694                Global Mortgage Securitization, Ltd.,
                               5.25%, 11/25/32 (144A)                                        432,019
        221,038                Global Mortgage Securitization, Ltd.,
                               5.25%, 11/25/32 (144A)                                        188,988
        162,647                Global Mortgage Securitization, Ltd.,
                               5.25%, 4/25/32 (144A)                                         123,985
        797,582                Global Mortgage Securitization, Ltd.,
                               5.25%, 4/25/32 (144A)                                         751,226
        570,000       5.00     GMAT 2013-1 Trust, Floating Rate Note,
                               8/25/53                                                       543,606
      3,395,931       1.04     Government National Mortgage
                               Association REMICS, Floating Rate Note,
                               11/16/54 (f)                                                  312,748
        104,273       5.97     GS Mortgage Securities Corp., II
                               Commercial Mortgage Pass Through
                               Certificates Series 2004-GG2, Floating
                               Rate Note, 8/10/38                                            104,195
      1,000,000                GS Mortgage Securities Trust 14-NEW,
                               3.79%, 1/10/31 (144A)                                         958,221
        700,000       5.73     GS Mortgage Securities Trust 2006-GG6,
                               Floating Rate Note, 4/10/38                                   722,402
      1,000,000       5.76     GS Mortgage Securities Trust 2006-GG6,
                               Floating Rate Note, 4/10/38                                 1,002,852
        110,000       5.83     GS Mortgage Securities Trust 2012-GC6,
                               Floating Rate Note, 1/12/45 (144A)                            115,605
        705,000       4.05     GS Mortgage Securities Trust 2014-GSFL,
                               Floating Rate Note, 7/15/31 (144A)                            704,380
        189,127                Homeowner Assistance Program Reverse
                               Mortgage Loan Trust 2013-RM1, 4.0%,
                               5/26/53 (144A)                                                185,174
      1,400,000                JP Morgan Chase Commercial Mortgage
                               Securities Trust 2006-CIBC16, 5.623%,
                               5/12/45                                                     1,438,798

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage
                               Finance -- (continued)
      1,400,000       6.06     JP Morgan Chase Commercial Mortgage
                               Securities Trust 2006-LDP7 REMICS,
                               Floating Rate Note, 4/15/45                           $     1,413,514
      1,725,000       6.20     JP Morgan Chase Commercial Mortgage
                               Securities Trust 2007-LDP12, Floating
                               Rate Note, 2/15/51                                          1,781,751
      1,900,000       3.05     JP Morgan Chase Commercial Mortgage
                               Securities Trust 2013-FL3, Floating Rate
                               Note, 4/17/28 (144A)                                        1,899,046
      1,530,000       3.75     JP Morgan Chase Commercial Mortgage
                               Securities Trust 2014-INN, Floating Rate
                               Note, 6/15/29 (144A)                                        1,526,949
        163,647       2.57     JP Morgan Mortgage Trust 2005-A7,
                               Floating Rate Note, 7/25/35                                   157,886
        893,458       4.50     La Hipotecaria Panamanian Mortgage
                               Trust 2007-1, Floating Rate Note,
                               12/23/36 (144A)                                               884,524
      1,000,000       5.39     LB-UBS Commercial Mortgage Trust
                               2005-C2, Floating Rate Note, 4/15/40                        1,022,828
      1,963,990       5.28     LB-UBS Commercial Mortgage Trust
                               2006-C1, Floating Rate Note, 2/15/41                        2,010,525
        792,005       0.35     Lehman Brothers Small Balance
                               Commercial Mortgage Trust 2006-3,
                               Floating Rate Note, 12/25/36 (144A)                           700,328
        578,960       2.40     MASTR Adjustable Rate Mortgages Trust
                               2003-6, Floating Rate Note, 12/25/33                          569,608
        159,722       5.24     MASTR Adjustable Rate Mortgages Trust,
                               Floating Rate Note, 1/25/35                                   152,304
         99,686                MASTR Alternative Loan Trust 2004-6,
                               6.0%, 7/25/34                                                 101,481
        242,013                Merrill Lynch Mortgage Investors Trust
                               Series 2006-AF1, 5.75%, 8/25/36                               184,224
      1,400,000       5.48     ML-CFC Commercial Mortgage Trust
                               2006-3, Floating Rate Note, 7/12/46                         1,429,921
      1,500,000       5.57     Morgan Stanley Capital I Trust
                               2007-TOP25, Floating Rate Note,
                               11/12/49                                                    1,528,401
        300,000       4.40     NorthStar 2012-1 Mortgage Trust,
                               Floating Rate Note, 8/27/29 (144A)                            302,980
      1,500,000       5.15     NorthStar 2013-1, Floating Rate Note,
                               8/27/29 (144A)                                              1,515,000
      1,000,000                ORES 2014-LV3 LLC, 6.0%, 3/27/24                              997,693
        167,316                RCMC LLC, 5.62346%, 12/17/18 (144A)                           172,013
        645,121       1.45     RESI Finance LP 2003-D, Floating Rate
                               Note, 12/10/35 (144A)                                         546,577
        434,548       1.55     RESI Finance LP, Floating Rate Note,
                               9/10/35 (144A)                                                379,516

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 29

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage
                               Finance -- (continued)
        200,000       5.30     Springleaf Mortgage Loan Trust 2012-3,
                               Floating Rate Note, 12/26/59 (144A)                   $       206,518
        250,000       5.58     Springleaf Mortgage Loan Trust, Floating
                               Rate Note, 6/25/58 (144A)                                     258,252
         66,680       2.44     Structured Adjustable Rate Mortgage
                               Loan Trust, Floating Rate Note, 7/25/34                        67,075
        123,923       1.65     Structured Asset Mortgage Investments
                               Trust 2003-AR1, Floating Rate Note,
                               10/19/33                                                      119,920
         30,000                TimberStar Trust 1, 7.5296%, 10/15/36
                               (144A)                                                         31,580
        749,975                Vericrest Opportunity Loan Transferee
                               2014-NPL4 LLC, 4.0%, 4/27/54 (Step)
                               (144A)                                                        740,426
      2,499,016       4.75     Volt LLC, Series 14-NPL1, Floating Rate
                               Note, 10/27/53                                              2,493,080
      1,499,408                VOLT XX LLC, 5.25%, 2/1/39 (Step)
                               (144A)                                                      1,503,862
      1,998,290                VOLT XXIII LLC, 4.75%, 11/25/53 (Step)                      2,004,091
        999,874                VOLT XXIV LLC, 4.75%, 11/25/53 (Step)                         998,759
      1,600,000       5.54     Wachovia Bank Commercial Mortgage
                               Trust Series 2005-C22, Floating Rate
                               Note, 12/15/44                                              1,628,213
        304,000       5.66     Wachovia Bank Commercial Mortgage
                               Trust Series 2006-C24, Floating Rate
                               Note, 3/15/45                                                 308,687
      1,500,000       5.63     Wachovia Bank Commercial Mortgage
                               Trust Series 2006-C28, Floating Rate
                               Note, 10/15/48                                              1,534,119
      1,813,000       6.15     Wachovia Bank Commercial Mortgage
                               Trust Series 2007-C34, Floating Rate
                               Note, 5/15/46                                               1,867,876
      1,500,000       3.66     Wells Fargo Commercial Mortgage Trust
                               2014-TISH, Floating Rate Note,
                               1/15/27 (144A)                                              1,499,038
        100,000                Wells Fargo Commercial Mortgage Trust,
                               4.0%, 11/18/43 (144A)                                          86,791
        100,000       5.65     WF-RBS Commercial Mortgage Trust
                               2011-C2, Floating Rate Note, 2/15/44
                               (144A)                                                        105,673
         50,000       5.41     WFRBS Commercial Mortgage Trust
                               2011-C4, Floating Rate Note, 6/17/44
                               (144A)                                                         53,643
        200,000       4.50     WFRBS Commercial Mortgage Trust
                               2013-C12, Floating Rate Note, 3/17/48
                               (144A)                                                        189,803
                                                                                     ---------------
                                                                                     $    77,009,858
                                                                                     ---------------
                               Total Banks                                           $    77,009,858
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.7%
                               Other Diversified Financial
                               Services -- 0.6%
      1,300,000       5.15     Del Coronado Trust 2013-DEL MZ,
                               Floating Rate Note, 3/15/18 (144A)                    $     1,303,640
        763,022       0.85     GE Business Loan Trust 2005-1, Floating
                               Rate Note, 6/15/33 (144A)                                     690,822
      1,900,000       2.91     Hilton USA Trust 2013-HLF, Floating Rate
                               Note, 11/5/30 (144A)                                        1,901,195
      1,338,739                Monty Parent Issuer 1 LLC, 4.25%,
                               11/20/28 (144A)                                             1,327,709
         16,333       7.35     Morgan Stanley Capital I, Inc., Floating
                               Rate Note, 7/15/32 (144A)                                      16,771
                                                                                     ---------------
                                                                                     $     5,240,137
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.1%
        715,000       5.97     COBALT CMBS Commercial Mortgage
                               Trust 2007-C3, Floating Rate Note,
                               5/15/46                                               $       663,005
                                                                                     ---------------
                               Total Diversified Financials                          $     5,903,142
----------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 0.2%
        175,000       4.18     Federal Home Loan Mortgage Corp.,
                               Floating Rate Note, 5/25/45 (144A)                    $       173,911
        200,000       3.89     FREMF Mortgage Trust 2012-K708,
                               Floating Rate Note, 2/27/45 (144A)                            201,746
      1,000,000       3.61     FREMF Mortgage Trust 2013-K28,
                               Floating Rate Note, 6/25/46 (144A)                            945,292
        331,638       1.02     Government National Mortgage
                               Association, Floating Rate Note,
                               3/16/53 (f)                                                    23,712
                                                                                     ---------------
                                                                                     $     1,344,661
                                                                                     ---------------
                               Total Government                                      $     1,344,661
----------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE
                               OBLIGATIONS
                               (Cost $85,032,275)                                    $    86,251,503
----------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 48.6%
                               ENERGY -- 8.6%
                               Oil & Gas Drilling -- 0.9%
        900,000                Atwood Oceanics, Inc., 6.5%, 2/1/20                   $       922,500
        845,000                Drill Rigs Holdings, Inc., 6.5%, 10/1/17
                               (144A)                                                        840,775
        965,000                Hercules Offshore, Inc., 6.75%, 4/1/22
                               (144A)                                                        755,112
        905,000                Hercules Offshore, Inc., 8.75%, 7/15/21
                               (144A)                                                        787,350
      1,960,000                Ocean Rig UDW, Inc., 7.25%, 4/1/19
                               (144A)                                                      1,793,400

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 31

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Oil & Gas Drilling -- (continued)
        600,000                Offshore Group Investment, Ltd., 7.5%,
                               11/1/19                                               $       556,500
        500,000                Pioneer Energy Services Corp., 6.125%,
                               3/15/22 (144A)                                                495,000
      1,215,000                Shelf Drilling Holdings, Ltd., 8.625%,
                               11/1/18 (144A)                                              1,275,750
                                                                                     ---------------
                                                                                     $     7,426,387
----------------------------------------------------------------------------------------------------
                               Oil & Gas Equipment & Services -- 0.3%
        280,000                Basic Energy Services, Inc., 7.75%,
                               10/15/22                                              $       291,200
        385,000                Calfrac Holdings LP, 7.5%, 12/1/20
                               (144A)                                                        402,325
      1,080,000                FTS International, Inc., 6.25%, 5/1/22
                               (144A)                                                      1,061,100
        585,000                Key Energy Services, Inc., 6.75%,
                               3/1/21                                                        563,062
                                                                                     ---------------
                                                                                     $     2,317,687
----------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 0.6%
        990,000                American Energy - Utica LLC, 3.5%
                               (3.50% Cash, 0.00% PIK), 3/1/21
                               (144A) (PIK)                                          $     1,138,500
        860,000                American Energy-Permian Basin LLC,
                               7.375%, 11/1/21 (144A)                                        786,900
      1,360,000                Energy XXI Gulf Coast, Inc., 7.5%,
                               12/15/21                                                    1,332,800
        400,000                Jones Energy Holdings LLC, 6.75%,
                               4/1/22 (144A)                                                 400,000
        900,000                Petroleos Mexicanos, 3.5%, 7/18/18                            933,300
                                                                                     ---------------
                                                                                     $     4,591,500
----------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration &
                               Production -- 4.6%
      1,500,000                American Energy-Permian Basin LLC,
                               7.125%, 11/1/20 (144A)                                $     1,372,500
      2,020,000                Approach Resources, Inc., 7.0%,
                               6/15/21                                                     1,999,800
        470,000                Athlon Holdings LP, 7.375%, 4/15/21                           511,125
        980,000                Bonanza Creek Energy, Inc., 5.75%,
                               2/1/23                                                        940,800
        345,000                Bonanza Creek Energy, Inc., 6.75%,
                               4/15/21                                                       355,350
        650,000                Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                        676,000
      1,200,000                Comstock Resources, Inc., 7.75%,
                               4/1/19                                                      1,236,000
      1,520,000                Energy & Exploration Partners, Inc.,
                               8.0%, 7/1/19 (144A)                                         1,489,600
      1,150,000                EV Energy Partners LP, 8.0%, 4/15/19                        1,190,250
      1,190,000                Gulfport Energy Corp., 7.75%, 11/1/20                       1,240,575

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration &
                               Production -- (continued)
      1,570,000                Halcon Resources Corp., 8.875%,
                               5/15/21                                               $     1,546,450
      1,050,000                Halcon Resources Corp., 9.75%, 7/15/20                      1,068,375
      1,655,000                Jupiter Resources, Inc., 8.5%, 10/1/22
                               (144A)                                                      1,468,812
      1,300,000                Legacy Reserves LP, 6.625%, 12/1/21
                               (144A)                                                      1,274,000
      1,265,000                Lightstream Resources, Ltd., 8.625%,
                               2/1/20 (144A)                                               1,252,350
        900,000                Linn Energy LLC, 6.25%, 11/1/19                               878,625
        800,000                Linn Energy LLC, 6.5%, 5/15/19                                784,000
      1,090,000                Memorial Production Partners LP,
                               6.875%, 8/1/22 (144A)                                       1,040,950
        770,000                Memorial Production Partners LP,
                               7.625%, 5/1/21                                                766,150
        650,000                Midstates Petroleum Co., Inc., 10.75%,
                               10/1/20                                                       674,375
        800,000                Midstates Petroleum Co., Inc., 9.25%,
                               6/1/21                                                        788,000
        880,000                Northern Oil and Gas, Inc., 8.0%, 6/1/20                      893,200
        500,000                Oasis Petroleum, Inc., 6.875%, 3/15/22                        527,500
        600,000                Penn Virginia Corp., 7.25%, 4/15/19                           600,000
        430,000                Penn Virginia Corp., 8.5%, 5/1/20                             451,500
        500,000                PetroQuest Energy, Inc., 10.0%, 9/1/17                        521,875
        640,000                QR Energy LP, 9.25%, 8/1/20                                   726,400
        400,000                Range Resources Corp., 5.0%, 3/15/23                          412,000
        915,000                Rex Energy Corp., 6.25%, 8/1/22 (144A)                        882,975
      1,345,000                RKI Exploration & Production LLC, 8.5%,
                               8/1/21 (144A)                                               1,388,712
        515,000                Rosetta Resources, Inc., 5.625%, 5/1/21                       502,125
      1,075,000                RSP Permian, Inc., 6.625%, 10/1/22
                               (144A)                                                      1,081,719
        390,000                Samson Investment Co., 9.75%, 2/15/20                         353,925
      1,680,000                Sanchez Energy Corp., 6.125%, 1/15/23
                               (144A)                                                      1,663,704
        380,000                Sanchez Energy Corp., 7.75%, 6/15/21                          406,600
        700,000                SandRidge Energy, Inc., 7.5%, 2/15/23                         679,875
        455,000                SM Energy Co., 5.0%, 1/15/24                                  434,525
        150,000                Stone Energy Corp., 7.5%, 11/15/22                            154,545
      1,950,000                Swift Energy Co., 7.875%, 3/1/22                            1,950,000
        420,000                Talos Production LLC, 9.75%, 2/15/18
                               (144A)                                                        432,600
        680,000                Ultra Petroleum Corp., 5.75%, 12/15/18
                               (144A)                                                        683,400
                                                                                     ---------------
                                                                                     $    37,301,267
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 33

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.1%
      1,000,000                Murphy Oil USA, Inc., 6.0%, 8/15/23                   $     1,042,500
----------------------------------------------------------------------------------------------------
                               Oil & Gas Storage &
                               Transportation -- 2.0%
      3,500,000                Buckeye Partners LP, 4.15%, 7/1/23                    $     3,510,451
        373,000                Copano Energy LLC, 7.125%, 4/1/21                             414,981
      1,550,000       5.85     DCP Midstream LLC, Floating Rate Note,
                               5/21/43 (144A)                                              1,530,625
      2,005,000                Gibson Energy, Inc., 6.75%, 7/15/21
                               (144A)                                                      2,125,300
NOK   2,000,000       6.94     Golar LNG Partners LP, Floating Rate
                               Note, 10/12/17                                                328,348
      1,450,000                ONEOK, Inc., 6.875%, 9/30/28                                1,608,655
        425,000                Penn Virginia Resource Partners LP,
                               6.5%, 5/15/21                                                 445,188
      1,645,000                Sabine Pass Liquefaction LLC, 5.625%,
                               2/1/21                                                      1,690,238
      3,600,000                Sunoco Logistics Partners Operations LP,
                               3.45%, 1/15/23                                              3,491,636
        555,000                Targa Resources Partners LP, 4.25%,
                               11/15/23                                                      532,800
        100,000                The Williams Companies, Inc., 7.75%,
                               6/15/31                                                       120,376
                                                                                     ---------------
                                                                                     $    15,798,598
----------------------------------------------------------------------------------------------------
                               Coal & Consumable Fuels -- 0.1%
        250,000                James River Coal Co., 7.875%,
                               4/1/19 (e)                                            $         3,750
        650,000                Murray Energy Corp., 8.625%, 6/15/21
                               (144A)                                                        672,750
        300,000                SunCoke Energy Partners LP, 7.375%,
                               2/1/20 (144A)                                                 315,000
                                                                                     ---------------
                                                                                     $       991,500
                                                                                     ---------------
                               Total Energy                                          $    69,469,439
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 4.2%
                               Commodity Chemicals -- 0.6%
        500,000                Axiall Corp., 4.875%, 5/15/23                         $       480,000
      1,700,000                Hexion US Finance Corp., 8.875%,
                               2/1/18                                                      1,731,875
      1,050,000                Rain CII Carbon LLC, 8.25%, 1/15/21
                               (144A)                                                      1,092,000
      1,610,000                Tronox Finance LLC, 6.375%, 8/15/20                         1,616,038
                                                                                     ---------------
                                                                                     $     4,919,913
----------------------------------------------------------------------------------------------------
                               Fertilizers & Agricultural
                               Chemicals -- 0.0%+
        200,000                Phosagro OAO via Phosagro Bond
                               Funding, Ltd., 4.204%, 2/13/18 (144A)                 $       193,500
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- 0.5%
      2,000,000                Ashland, Inc., 4.75%, 8/15/22                         $     1,950,000
        930,000                Chemtura Corp., 5.75%, 7/15/21                                920,700
        600,000                INEOS Group Holdings SA, 5.875%,
                               2/15/19 (144A)                                                591,000
        190,000                Rentech Nitrogen Partners LP, 6.5%,
                               4/15/21 (144A)                                                188,575
                                                                                     ---------------
                                                                                     $     3,650,275
----------------------------------------------------------------------------------------------------
                               Construction Materials -- 0.3%
        800,000                Cemex Finance LLC, 6.0%, 4/1/24
                               (144A)                                                $       797,760
        550,000                Cemex SAB de CV, 5.875%, 3/25/19
                               (144A)                                                        552,750
        300,000                Cemex SAB de CV, 7.25%, 1/15/21
                               (144A)                                                        317,250
        860,000                OAS Finance, Ltd., 8.0%, 7/2/21 (144A)                        825,600
                                                                                     ---------------
                                                                                     $     2,493,360
----------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.4%
        485,000                AEP Industries, Inc., 8.25%, 4/15/19                  $       501,975
        650,000                Ardagh Finance Holdings SA, 8.625%,
                               (0.00% Cash, 8.625% PIK) 6/15/19
                               (144A) (PIK)                                                  653,250
EURO    600,000                Ardagh Glass Finance Plc, 8.75%,
                               2/1/20 (144A)                                                 791,964
        200,000                Beverage Packaging Holdings Luxembourg
                               II SA, 5.625%, 12/15/16 (144A)                                198,500
        300,000                Beverage Packaging Holdings Luxembourg
                               II SA, 6.0%, 6/15/17 (144A)                                   295,500
        425,000                Reynolds Group Issuer, Inc., 8.25%,
                               2/15/21                                                       449,438
        330,000                Reynolds Group Issuer, Inc., 9.875%,
                               8/15/19                                                       355,162
                                                                                     ---------------
                                                                                     $     3,245,789
----------------------------------------------------------------------------------------------------
                               Paper Packaging -- 0.3%
      1,910,000                Cascades, Inc., 5.5%, 7/15/22 (144A)                  $     1,852,700
        272,000                Packaging Dynamics Corp., 8.75%,
                               2/1/16 (144A)                                                 274,720
                                                                                     ---------------
                                                                                     $     2,127,420
----------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.9%
      1,705,000                Amsted Industries, Inc., 5.0%, 3/15/22
                               (144A)                                                $     1,655,981
        400,000                Ausdrill Finance Pty, Ltd., 6.875%,
                               11/1/19 (144A)                                                369,000
        690,000                First Quantum Minerals, Ltd., 7.25%,
                               5/15/22 (144A)                                                705,525

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 35

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Diversified Metals &
                               Mining -- (continued)
        500,000                Global Brass & Copper, Inc., 9.5%,
                               6/1/19                                                $       555,000
        400,000                Gold Fields Orogen Holdings BVI, Ltd.,
                               4.875%, 10/7/20 (144A)                                        356,000
        325,000                KGHM International, Ltd., 7.75%,
                               6/15/19 (144A)                                                342,875
        100,000                Midwest Vanadium Pty, Ltd., 11.5%,
                               2/15/18 (144A) (e)                                             14,500
        112,000                Mirabela Nickel, Ltd., 9.5%, 6/24/19 (e)                      100,800
        500,000                MMC Norilsk Nickel OJSC via MMC
                               Finance, Ltd., 5.55%, 10/28/20 (144A)                         496,250
        265,000                Prince Mineral Holding Corp., 12.0%,
                               12/15/19 (144A)                                               296,800
      1,450,000                Vedanta Resources Plc, 6.0%, 1/31/19
                               (144A)                                                      1,464,500
        900,000                Vedanta Resources Plc, 8.25%, 6/7/21
                               (144A)                                                        992,250
                                                                                     ---------------
                                                                                     $     7,349,481
----------------------------------------------------------------------------------------------------
                               Gold -- 0.0%+
        380,000                IAMGOLD Corp., 6.75%, 10/1/20 (144A)                  $       321,100
----------------------------------------------------------------------------------------------------
                               Steel -- 0.8%
        730,000                BlueScope Steel Finance, Ltd., 7.125%,
                               5/1/18 (144A)                                         $       759,200
        500,000                Ferrexpo Finance Plc, 7.875%, 4/7/16
                               (144A)                                                        451,250
        200,000                Glencore Funding LLC, 4.125%, 5/30/23
                               (144A)                                                        197,941
        620,000                JMC Steel Group, Inc., 8.25%, 3/15/18
                               (144A)                                                        626,200
        400,000                Metalloinvest Finance, Ltd., 5.625%,
                               4/17/20 (144A)                                                364,500
      1,100,000                Metinvest BV, 8.75%, 2/14/18 (144A)                           748,000
EURO    300,000                New World Resources NV, 7.875%,
                               1/15/21 (144A)                                                 11,368
        490,000                Reliance Steel & Aluminum Co., 4.5%,
                               4/15/23                                                       503,739
      1,430,000                Steel Dynamics, Inc., 5.125%, 10/1/21
                               (144A)                                                      1,451,450
      1,000,000                Steel Dynamics, Inc., 5.25%, 4/15/23                        1,007,500
                                                                                     ---------------
                                                                                     $     6,121,148
----------------------------------------------------------------------------------------------------
                               Paper Products -- 0.4%
        365,000                Neenah Paper, Inc., 5.25%, 5/15/21
                               (144A)                                                $       368,194
      1,610,000                Resolute Forest Products, Inc., 5.875%,
                               5/15/23                                                     1,488,244

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Paper Products -- (continued)
        900,000                Sappi Papier Holding GmbH, 6.625%,
                               4/15/21 (144A)                                        $       931,500
        630,000                Unifrax I LLC, 7.5%, 2/15/19 (144A)                           636,300
                                                                                     ---------------
                                                                                     $     3,424,238
                                                                                     ---------------
                               Total Materials                                       $    33,846,224
----------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 3.0%
                               Aerospace & Defense -- 0.3%
        825,000                Bombardier, Inc., 4.75%, 4/15/19                      $       822,938
      1,067,000                Bombardier, Inc., 6.0%, 10/15/22                            1,061,665
        865,000                DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                      830,400
                                                                                     ---------------
                                                                                     $     2,715,003
----------------------------------------------------------------------------------------------------
                               Building Products -- 0.5%
      1,000,000                Gibraltar Industries, Inc., 6.25%, 2/1/21             $     1,025,000
      2,375,000                Griffon Corp., 5.25%, 3/1/22                                2,262,188
        135,000                Masco Corp., 7.125%, 3/15/20                                  155,250
        600,000       5.75     Stanley Black & Decker, Inc., Floating
                               Rate Note, 12/15/53                                           649,500
                                                                                     ---------------
                                                                                     $     4,091,938
----------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.5%
        900,000                Abengoa Finance SAU, 8.875%,
                               11/1/17 (144A)                                        $       983,250
        635,000                AECOM Technology Corp., 5.75%,
                               10/15/22 (144A)                                               637,381
        635,000                AECOM Technology Corp., 5.875%,
                               10/15/24 (144A)                                               638,969
        150,000                Empresas ICA SAB de CV, 8.375%,
                               7/24/17 (144A)                                                157,688
        500,000                Empresas ICA SAB de CV, 8.9%, 2/4/21
                               (144A)                                                        530,000
        150,000                MasTec, Inc., 4.875%, 3/15/23                                 140,250
        800,000                OAS Investments GmbH, 8.25%,
                               10/19/19 (144A)                                               784,968
                                                                                     ---------------
                                                                                     $     3,872,506
----------------------------------------------------------------------------------------------------
                               Electrical Components &
                               Equipment -- 0.0%+
        100,000                WireCo WorldGroup, Inc., 9.5%, 5/15/17                $       103,000
----------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.2%
        475,000                Constellation Enterprises LLC, 10.625%,
                               2/1/16 (144A)                                         $       427,500
        500,000                JB Poindexter & Co., Inc., 9.0%, 4/1/22
                               (144A)                                                        536,875

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 37

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- (continued)
        450,000                Magnesita Finance, Ltd., 8.625%
                               (Perpetual) (144A)                                    $       447,750
        400,000                Turkiye Sise ve Cam Fabrikalari AS,
                               4.25%, 5/9/20 (144A)                                          382,000
                                                                                     ---------------
                                                                                     $     1,794,125
----------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery &
                               Heavy Trucks -- 0.3%
        400,000                Commercial Vehicle Group, Inc., 7.875%,
                               4/15/19                                               $       409,000
        350,000                Cummins, Inc., 5.65%, 3/1/98                                  395,969
      1,075,000                Navistar International Corp., 8.25%,
                               11/1/21                                                     1,101,875
                                                                                     ---------------
                                                                                     $     1,906,844
----------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.5%
        400,000                Apex Tool Group LLC, 7.0%, 2/1/21
                               (144A)                                                $       368,000
        495,000                Boart Longyear Management Pty, Ltd.,
                               10.0%, 10/1/18 (144A)                                         519,750
        750,000                Cleaver-Brooks, Inc., 8.75%, 12/15/19
                               (144A)                                                        811,875
      1,235,000                EnPro Industries, Inc., 5.875%, 9/15/22
                               (144A)                                                      1,253,525
        347,000                Mueller Water Products, Inc., 7.375%,
                               6/1/17                                                        352,639
        798,000                Xerium Technologies, Inc., 8.875%,
                               6/15/18                                                       841,890
                                                                                     ---------------
                                                                                     $     4,147,679
----------------------------------------------------------------------------------------------------
                               Trading Companies &
                               Distributors -- 0.7%
        600,000                Aircastle, Ltd., 6.25%, 12/1/19                       $       631,500
        200,000                Aviation Capital Group Corp., 6.75%,
                               4/6/21 (144A)                                                 227,000
      1,220,000                Avis Budget Car Rental LLC, 5.5%,
                               4/1/23                                                      1,210,850
EURO    150,000                Avis Budget Finance Plc, 6.0%, 3/1/21
                               (144A)                                                        198,938
      2,375,000                Fly Leasing, Ltd., 6.375%, 10/15/21                         2,351,250
        590,000                Fly Leasing, Ltd., 6.75%, 12/15/20                            613,600
        600,000                Rexel SA, 5.25%, 6/15/20 (144A)                               602,625
                                                                                     ---------------
                                                                                     $     5,835,763
                                                                                     ---------------
                               Total Capital Goods                                   $    24,466,858
----------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES &
                               SUPPLIES -- 1.2%
                               Commercial Printing -- 0.1%
      1,210,000                Cenveo Corp., 6.0%, 8/1/19 (144A)                     $     1,134,375
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Environmental & Facilities
                               Services -- 0.3%
      1,130,000                Covanta Holding Corp., 5.875%, 3/1/24                 $     1,130,000
        100,000                Liberty Tire Recycling LLC, 11.0%,
                               10/1/16 (144A)                                                 94,500
      1,365,000                Safway Group Holding LLC, 7.0%,
                               5/15/18 (144A)                                              1,388,888
                                                                                     ---------------
                                                                                     $     2,613,388
----------------------------------------------------------------------------------------------------
                               Diversified Support Services -- 0.8%
      1,415,000                Iron Mountain, Inc., 5.75%, 8/15/24                   $     1,388,469
      1,025,000                NANA Development Corp., 9.5%,
                               3/15/19 (144A)                                                984,000
      2,935,000                The Geo Group, Inc., 5.875%, 10/15/24                       2,942,338
        805,000                Transfield Services, Ltd., 8.375%,
                               5/15/20 (144A)                                                837,200
                                                                                     ---------------
                                                                                     $     6,152,007
                                                                                     ---------------
                               Total Commercial Services & Supplies                  $     9,899,770
----------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 1.5%
                               Airlines -- 1.0%
        488,076                Air Canada 2013-1 Class A Pass Through
                               Trust, 4.125%, 11/15/26 (144A)                        $       493,567
        500,000                Air Canada 2013-1 Class C Pass Through
                               Trust, 6.625%, 5/15/18 (144A)                                 521,075
      1,550,000                American Airlines 2014-1 Class B Pass
                               Through Trust, 4.375%, 10/1/22                              1,569,375
         11,883                Continental Airlines 1997-4 Class B Pass
                               Through Trust, 6.9%, 1/2/17                                    12,461
         49,861                Continental Airlines 2001-1 Class B Pass
                               Through Trust, 7.373%, 12/15/15                                52,538
        400,000                Delta Air Lines 2010-1 Class B Pass
                               Through Trust, 6.375%, 1/2/16 (144A)                          423,000
        900,000                Delta Air Lines 2010-2 Class B Pass
                               Through Trust, 6.75%, 11/23/15 (144A)                         951,750
        540,000                Guanay Finance, Ltd., 6.0%, 12/15/20
                               (144A)                                                        573,075
        105,000                Hawaiian Airlines 2013-1 Class A Pass
                               Through Certificates, 3.9%, 1/15/26                           104,528
      1,350,000                Intrepid Aviation Group Holdings LLC,
                               6.875%, 2/15/19 (144A)                                      1,353,375
      1,475,000                United Continental Holdings, Inc., 6.0%,
                               7/15/26                                                     1,375,438
        400,000                US Airways 2013-1 Class A Pass Through
                               Trust, 3.95%, 5/15/27                                         403,000
        200,000                US Airways 2013-1 Class B Pass Through
                               Trust, 5.375%, 11/15/21                                       207,000
                                                                                     ---------------
                                                                                     $     8,040,182
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 39

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Marine -- 0.1%
        600,000                Navios South American Logistics, Inc.,
                               7.25%, 5/1/22 (144A)                                  $       594,000
----------------------------------------------------------------------------------------------------
                               Railroads -- 0.2%
        350,000                Far East Capital, Ltd. SA, 8.0%, 5/2/18
                               (144A)                                                $       231,000
      1,370,000                Florida East Coast Holdings Corp., 6.75%,
                               5/1/19 (144A)                                               1,397,400
                                                                                     ---------------
                                                                                     $     1,628,400
----------------------------------------------------------------------------------------------------
                               Trucking -- 0.2%
      1,000,000                Jack Cooper Holdings Corp., 9.25%,
                               6/1/20 (144A)                                         $     1,075,000
        325,000                Transnet SOC, Ltd., 4.0%, 7/26/22
                               (144A)                                                        305,971
                                                                                     ---------------
                                                                                     $     1,380,971
----------------------------------------------------------------------------------------------------
                               Airport Services -- 0.0%+
        176,800                Aeropuertos Argentina 2000 SA, 10.75%,
                               12/1/20 (144A)                                        $       186,082
                                                                                     ---------------
                               Total Transportation                                  $    11,829,635
----------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.9%
                               Auto Parts & Equipment -- 0.7%
        830,000                Dana Holding Corp., 6.0%, 9/15/23                     $       856,975
      1,215,000                Gestamp Funding Luxembourg SA,
                               5.625%, 5/31/20 (144A)                                      1,227,150
        400,000                International Automotive Components
                               Group SA, 9.125%, 6/1/18 (144A)                               422,000
        400,000                Meritor, Inc., 6.75%, 6/15/21                                 416,000
        481,000                Pittsburgh Glass Works LLC, 8.0%,
                               11/15/18 (144A)                                               509,860
      1,000,000                Schaeffler Finance BV, 4.75%, 5/15/21
                               (144A)                                                        997,500
        520,000                Schaeffler Holding Finance BV, 6.875%,
                               8/15/18 (6.875% Cash, 7.625% PIK)
                               (144A) (PIK)                                                  540,800
      1,050,000                Stackpole International Intermediate,
                               7.75%, 10/15/21 (144A)                                      1,055,250
                                                                                     ---------------
                                                                                     $     6,025,535
----------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- 0.2%
      1,450,000                Geely Automobile Holdings, Ltd., 5.25%,
                               10/6/19 (144A)                                        $     1,440,575
                                                                                     ---------------
                               Total Automobiles & Components                        $     7,466,110
----------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES &
                               APPAREL -- 1.3%
                               Homebuilding -- 1.2%
        930,000                Allegion US Holding Co, Inc., 5.75%,
                               10/1/21                                               $       948,600

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Homebuilding -- (continued)
        280,000                Brookfield Residential Properties, Inc.,
                               6.125%, 7/1/22 (144A)                                 $       281,400
        500,000                Brookfield Residential Properties, Inc.,
                               6.5%, 12/15/20 (144A)                                         518,750
      1,265,000                DR Horton, Inc., 5.75%, 8/15/23                             1,312,438
      1,400,000                KB Home, 7.0%, 12/15/21                                     1,459,500
        850,000                KB Home, 7.5%, 9/15/22                                        909,500
        200,000                KB Home, Inc., 8.0%, 3/15/20                                  220,000
      1,175,000                Lennar Corp., 4.5%, 6/15/19                                 1,164,719
        450,000                Lennar Corp., 4.75%, 11/15/22                                 435,375
      1,150,000                MDC Holdings, Inc., 5.5%, 1/15/24                           1,132,855
      1,000,000                Standard Pacific Corp., 6.25%, 12/15/21                     1,018,750
         95,000                The Ryland Group, Inc., 5.375%, 10/1/22                        92,625
        200,000                Urbi Desarrollos Urbanos SAB de CV,
                               0.0%, 1/21/20 (144A) (c)(e)                                    26,000
                                                                                     ---------------
                                                                                     $     9,520,512
----------------------------------------------------------------------------------------------------
                               Household Appliances -- 0.0%+
        400,000                Arcelik AS, 5.0%, 4/3/23 (144A)                       $       376,000
----------------------------------------------------------------------------------------------------
                               Leisure Products -- 0.0%+
EURO    100,000                Heckler & Koch GmbH, 9.5%, 5/15/18
                               (144A)                                                $        89,728
----------------------------------------------------------------------------------------------------
                               Textiles -- 0.1%
        400,000                Springs Industries, Inc., 6.25%, 6/1/21               $       392,000
                                                                                     ---------------
                               Total Consumer Durables & Apparel                     $    10,378,240
----------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.7%
                               Casinos & Gaming -- 0.2%
EURO    750,000                Cirsa Funding Luxembourg SA, 8.75%,
                               5/15/18 (144A)                                        $       980,481
EURO    300,000       8.25     GTECH S.p.A., Floating Rate Note,
                               3/31/66 (144A)                                                406,175
        205,000                Wynn Las Vegas LLC, 4.25%, 5/30/23
                               (144A)                                                        194,238
                                                                                     ---------------
                                                                                     $     1,580,894
----------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 0.2%
        200,000                Seven Seas Cruises S de RL LLC,
                               9.125%, 5/15/19                                       $       213,000
      1,240,000                Viking Cruises, Ltd., 8.5%, 10/15/22
                               (144A)                                                      1,348,500
                                                                                     ---------------
                                                                                     $     1,561,500
----------------------------------------------------------------------------------------------------
                               Restaurants -- 0.1%
EURO 585,000                   Elior Finance & Co., SCA, 6.5%, 5/1/20
                               (144A)                                                $       807,115
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 41

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Specialized Consumer Services -- 0.2%
      1,135,000                Sotheby's, 5.25%, 10/1/22 (144A)                      $     1,075,412
        375,000                StoneMor Partners LP, 7.875%, 6/1/21
                               (144A)                                                        386,250
                                                                                     ---------------
                                                                                     $     1,461,662
                                                                                     ---------------
                               Total Consumer Services                               $     5,411,171
----------------------------------------------------------------------------------------------------
                               MEDIA -- 1.3%
                               Advertising -- 0.1%
        600,000                Lamar Media Corp., 5.375%, 1/15/24
                               (144A)                                                $       601,500
        445,000                MDC Partners, Inc., 6.75%, 4/1/20
                               (144A)                                                        458,350
                                                                                     ---------------
                                                                                     $     1,059,850
----------------------------------------------------------------------------------------------------
                               Broadcasting -- 0.3%
        600,000                CCO Holdings LLC, 6.625%, 1/31/22                     $       630,000
        350,000                Intelsat Luxembourg SA, 7.75%, 6/1/21                         356,562
EURO    100,000                Nara Cable Funding II, Ltd., 8.5%,
                               3/1/20 (144A)                                                 148,740
      1,325,000                Quebecor Media, Inc., 5.75%, 1/15/23                        1,315,062
                                                                                     ---------------
                                                                                     $     2,450,364
----------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 0.4%
        475,000                CCO Holdings LLC, 5.75%, 9/1/23                       $       472,625
        100,000                CCO Holdings LLC, 6.5%, 4/30/21                               104,250
        250,000                Intelsat Jackson Holdings SA, 7.25%,
                               4/1/19                                                        262,500
        850,000                Numericable Group SA, 6.0%, 5/15/22
                               (144A)                                                        856,375
      1,330,000                Sirius XM Radio, Inc., 4.625%, 5/15/23
                               (144A)                                                      1,236,900
                                                                                     ---------------
                                                                                     $     2,932,650
----------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.3%
        100,000                Production Resource Group, Inc.,
                               8.875%, 5/1/19                                        $        79,000
      1,885,000                SFX Entertainment, Inc., 9.625%,
                               2/1/19 (144A)                                               1,875,575
        171,000                WMG Acquisition Corp., 6.0%, 1/15/21
                               (144A)                                                        173,138
                                                                                     ---------------
                                                                                     $     2,127,713
----------------------------------------------------------------------------------------------------
                               Publishing -- 0.2%
      1,620,000                Gannett Co., Inc., 6.375%, 10/15/23
                               (144A)                                                $     1,684,800
        100,000                MPL 2 Acquisition Canco, Inc., 9.875%,
                               8/15/18 (144A) (h)                                            106,750
                                                                                     ---------------
                                                                                     $     1,791,550
                                                                                     ---------------
                               Total Media                                           $    10,362,127
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               RETAILING -- 1.0%
                               Distributors -- 0.0%+
        250,000                LKQ Corp., 4.75%, 5/15/23                             $       241,250
----------------------------------------------------------------------------------------------------
                               Department Stores -- 0.1%
        525,000                Grupo Famsa SAB de CV, 7.25%, 6/1/20
                               (144A)                                                $       525,000
        500,000                Neiman Marcus Group, Ltd., LLC, 8.75%,
                               10/15/21 (8.75% Cash, 9.50% PIK)
                               (144A) (PIK)                                                  526,250
                                                                                     ---------------
                                                                                     $     1,051,250
----------------------------------------------------------------------------------------------------
                               Apparel Retail -- 0.1%
        750,000                Brown Shoe Co., Inc., 7.125%, 5/15/19                 $       785,625
----------------------------------------------------------------------------------------------------
                               Computer & Electronics Retail -- 0.1%
        930,000                Rent-A-Center, Inc., 6.625%, 11/15/20                 $       873,270
----------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.5%
      1,985,000                Outerwall, Inc., 5.875%, 6/15/21 (144A)               $     1,870,862
        435,000                Outerwall, Inc., 6.0%, 3/15/19                                427,388
      1,000,000                Petco Holdings, Inc., 8.5%, 10/15/17
                               (8.50% Cash, 9.25% PIK) (144A) (PIK)                        1,015,000
        600,000                Radio Systems Corp., 8.375%, 11/1/19
                               (144A)                                                        642,000
                                                                                     ---------------
                                                                                     $     3,955,250
----------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.2%
      1,325,000                CST Brands, Inc., 5.0%, 5/1/23                        $     1,291,875
                                                                                     ---------------
                               Total Retailing                                       $     8,198,520
----------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.3%
                               Food Retail -- 0.3%
      1,150,000                C&S Group Enterprises LLC, 5.375%,
                               7/15/22 (144A)                                        $     1,092,500
      1,060,000                Darling Ingredients, Inc., 5.375%,
                               1/15/22                                                     1,067,950
                                                                                     ---------------
                                                                                     $     2,160,450
                                                                                     ---------------
                               Total Food & Staples Retailing                        $     2,160,450
----------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 1.2%
                               Distillers & Vintners -- 0.1%
        470,000                Constellation Brands, Inc., 3.75%,
                               5/1/21                                                $       461,188
        485,000                Constellation Brands, Inc., 4.25%,
                               5/1/23                                                        473,481
                                                                                     ---------------
                                                                                     $       934,669
----------------------------------------------------------------------------------------------------
                               Soft Drinks -- 0.0%+
         56,000                Central American Bottling Corp., 6.75%,
                               2/9/22 (144A)                                         $        60,480
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 43

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Agricultural Products -- 0.2%
        240,000                Cosan Luxembourg SA, 5.0%, 3/14/23
                               (144A)                                                $       230,400
        800,000                Southern States Cooperative, Inc., 10.0%,
                               8/15/21 (144A)                                                784,000
        750,000                Tonon Bioenergia SA, 9.25%, 1/24/20
                               (144A)                                                        641,632
                                                                                     ---------------
                                                                                     $     1,656,032
----------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.7%
         75,000                Agrokor dd, 8.875%, 2/1/20 (144A)                     $        82,125
        400,000                B&G Foods, Inc., 4.625%, 6/1/21                               381,000
        300,000                Barry Callebaut Services NV, 5.5%,
                               6/15/23 (144A)                                                318,177
        250,000                BRF SA, 3.95%, 5/22/23 (144A)                                 235,238
        928,000                Chiquita Brands International, Inc.,
                               7.875%, 2/1/21                                              1,002,240
        400,000                Dole Food Co., Inc., 7.25%, 5/1/19
                               (144A)                                                        397,000
        300,000                FAGE Dairy Industry SA, 9.875%,
                               2/1/20 (144A)                                                 315,750
      1,605,000                Marfrig Holding Europe BV, 6.875%,
                               6/24/19 (144A)                                              1,561,665
        200,000                Marfrig Holding Europe BV, 8.375%,
                               5/9/18 (144A)                                                 205,000
        100,000                Marfrig Overseas, Ltd., 9.5%, 5/4/20
                               (144A)                                                        105,500
        500,000                MHP SA, 8.25%, 4/2/20 (144A)                                  423,850
        400,000                Minerva Luxembourg SA, 7.75%,
                               1/31/23 (144A)                                                407,200
        200,000                Post Holdings, Inc., 7.375%, 2/15/22                          198,000
                                                                                     ---------------
                                                                                     $     5,632,745
----------------------------------------------------------------------------------------------------
                               Tobacco -- 0.2%
      1,300,000                Alliance One International, Inc., 9.875%,
                               7/15/21                                               $     1,267,500
        175,000                Lorillard Tobacco Co., 3.75%, 5/20/23                         172,106
                                                                                     ---------------
                                                                                     $     1,439,606
                                                                                     ---------------
                               Total Food, Beverage & Tobacco                        $     9,723,532
----------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL
                               PRODUCTS -- 0.1%
                               Personal Products -- 0.1%
        255,000                Albea Beauty Holdings SA, 8.375%,
                               11/1/19 (144A)                                        $       271,894
        785,000                Monitronics International, Inc., 9.125%,
                               4/1/20                                                        808,550
                                                                                     ---------------
                                                                                     $     1,080,444
                                                                                     ---------------
                               Total Household & Personal Products                   $     1,080,444
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT &
                               SERVICES -- 1.9%
                               Health Care Equipment -- 0.0%+
        142,000                Physio-Control International, Inc.,
                               9.875%, 1/15/19 (144A)                                $       151,940
----------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.0%+
        100,000                ConvaTec Healthcare E SA, 10.5%,
                               12/15/18 (144A)                                       $       105,875
        100,000                Immucor, Inc., 11.125%, 8/15/19                               108,000
                                                                                     ---------------
                                                                                     $       213,875
----------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.4%
      1,050,000                BioScrip, Inc., 8.875%, 2/15/21 (144A)                $     1,074,938
      1,125,000                Catamaran Corp., 4.75%, 3/15/21                             1,082,109
      1,360,000                DaVita HealthCare Partners, Inc., 5.125%,
                               7/15/24                                                     1,336,200
         60,000                Gentiva Health Services, Inc., 11.5%,
                               9/1/18                                                         63,750
                                                                                     ---------------
                                                                                     $     3,556,997
----------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 1.0%
      1,545,000                Amsurg Corp., 5.625%, 7/15/22 (144A)                  $     1,529,550
        200,000                Capella Healthcare, Inc., 9.25%, 7/1/17                       208,125
      2,140,000                CHS, 6.875%, 2/1/22 (144A)                                  2,225,600
      1,075,000                CHS, Inc., 8.0%, 11/15/19                                   1,147,778
        400,000                Kindred Healthcare, Inc., 6.375%,
                               4/15/22 (144A)                                                390,000
        700,000                LifePoint Hospitals, Inc., 5.5%, 12/1/21                      708,750
      1,480,000                Tenet Healthcare Corp., 4.375%,
                               10/1/21                                                     1,417,100
        265,000                Tenet Healthcare Corp., 4.5%, 4/1/21                          258,375
                                                                                     ---------------
                                                                                     $     7,885,278
----------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.4%
      2,815,000                WellCare Health Plans, Inc., 5.75%,
                               11/15/20                                              $     2,864,262
----------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.1%
        170,000                IMS Health, Inc., 6.0%, 11/1/20 (144A)                $       174,250
        175,000                MedAssets, Inc., 8.0%, 11/15/18                               181,562
                                                                                     $       355,812
                                                                                     ---------------
                               Total Health Care Equipment & Services                $    15,028,164
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY
                               & LIFE SCIENCES -- 0.6%
                               Biotechnology -- 0.0%+
        600,000                Lantheus Medical Imaging, Inc., 9.75%,
                               5/15/17                                               $       595,500
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 45

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.6%
      1,375,000                Endo Finance LLC & Endo Finco, Inc.,
                               5.375%, 1/15/23 (144A)                                $     1,313,125
        375,000                Endo Finance LLC, 5.75%, 1/15/22
                               (144A)                                                        370,312
        645,000                Grifols Worldwide Operations, Ltd., 5.25%,
                               4/1/22 (144A)                                                 636,938
        705,000                JLL, 7.5%, 2/1/22 (144A)                                      711,962
      1,620,000                Valeant Pharmaceuticals International,
                               6.375%, 10/15/20 (144A)                                     1,664,550
                                                                                     ---------------
                                                                                     $     4,696,887
                                                                                     ---------------
                               Total Pharmaceuticals, Biotechnology
                               & Life Sciences                                       $     5,292,387
----------------------------------------------------------------------------------------------------
                               BANKS -- 2.1%
                               Diversified Banks -- 1.4%
        500,000                Banco de Bogota SA, 5.375%,
                               2/19/23 (144A)                                        $       511,250
      1,000,000       6.38     Banco Santander SA, Floating Rate
                               Note (Perpetual)                                              948,000
        625,000                Bank of America Corp., 6.11%, 1/29/37                         715,402
        700,000       6.25     Bank of America Corp., Floating Rate
                               Note, 9/29/49                                                 695,406
        250,000                BBVA Banco Continental SA, 5.0%,
                               8/26/22 (144A)                                                261,250
        400,000                BBVA Bancomer SA Texas, 6.5%,
                               3/10/21 (144A)                                                436,000
        640,000       5.95     Citigroup, Inc., Floating Rate Note
                               (Perpetual)                                                   639,800
        700,000                CorpGroup Banking SA, 6.75%,
                               3/15/23 (144A)                                                698,772
        525,000                Intesa Sanpaolo S.p.A., 6.5%, 2/24/21
                               (144A)                                                        604,493
        200,000                JPMorgan Chase & Co., 4.35%, 8/15/21                          213,781
      1,525,000       5.15     JPMorgan Chase & Co., Floating Rate
                               Note (Perpetual)                                            1,452,562
        500,000                Macquarie Bank, Ltd., 6.625%, 4/7/21
                               (144A)                                                        569,734
        200,000                Merrill Lynch & Co., Inc., 7.75%, 5/14/38                     270,254
        250,000                Nordea Bank AB, 4.25%, 9/21/22 (144A)                         257,013
        425,000       4.00     Oversea-Chinese Banking Corp, Ltd.,
                               Floating Rate Note, 10/15/24 (144A)                           429,285
      1,350,000                Russian Agricultural Bank OJSC Via RSHB
                               Capital SA, 8.5%, 10/16/23 (144A)                           1,282,500
        300,000                VTB Bank OJSC Via VTB Capital SA,
                               6.95%, 10/17/22 (144A)                                        287,250

The accompanying notes are an integral part of these financial statements.

46 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Diversified Banks -- (continued)
        400,000       7.98     Wells Fargo & Co., Floating Rate Note
                               (Perpetual)                                           $       437,720
        750,000       5.90     Wells Fargo & Co., Floating Rate Note,
                               12/29/49                                                      764,062
                                                                                     ---------------
                                                                                     $    11,474,534
----------------------------------------------------------------------------------------------------
                               Regional Banks -- 0.3%
        250,000                HSBC Bank USA NA New York NY, 6.0%,
                               8/9/17                                                $       279,918
      1,200,000       4.45     The PNC Financial Services Group, Inc.,
                               Floating Rate Note (Perpetual)                              1,200,000
      1,150,000       6.75     The PNC Financial Services Group, Inc.,
                               Floating Rate Note (Perpetual)                              1,270,750
                                                                                     ---------------
                                                                                     $     2,750,668
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- 0.4%
      1,450,000                Ocwen Financial Corp., 6.625%,
                               5/15/19 (144A)                                        $     1,399,250
      1,425,000                Provident Funding Associates LP, 6.75%,
                               6/15/21 (144A)                                              1,410,750
                                                                                     ---------------
                                                                                     $     2,810,000
                                                                                     ---------------
                               Total Banks                                           $    17,035,202
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 3.5%
                               Other Diversified Financial
                               Services -- 1.0%
        750,000                Carlyle Holdings II Finance LLC, 5.625%,
                               3/30/43 (144A)                                        $       843,746
      1,300,000       5.90     Citigroup, Inc., Floating Rate Note
                               (Perpetual)                                                 1,264,250
      1,000,000                Fixed Income Trust Series 2013-A, 0.0%,
                               10/15/97 (Step) (144A) (c) (d) (h)                            652,619
      1,000,000       7.12     General Electric Capital Corp., Floating
                               Rate Note (Perpetual)                                       1,157,500
      1,835,000       6.75     JPMorgan Chase & Co., Floating Rate
                               Note, 8/29/49                                               1,927,668
        500,000                SUAM Finance BV, 4.875%, 4/17/24
                               (144A)                                                        508,750
      1,030,000                Summit Midstream Holdings LLC, 7.5%,
                               7/1/21                                                      1,102,100
        100,000       0.00     Tiers Trust, Floating Rate Note, 10/15/97
                               (144A) (d) (h)                                                 80,533
        615,000       5.65     Voya Financial, Inc., Floating Rate Note,
                               5/15/53                                                       618,075
                                                                                     ---------------
                                                                                     $     8,155,241
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 47

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Multi-Sector Holdings -- 0.0%+
        250,000                Fidelity National Financial, Inc., 5.5%,
                               9/1/22                                                $       271,538
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.8%
      1,095,000                AAF Holdings LLC, 12.0%, 7/1/19
                               (144A) (12.0% cash, 0.0% PIK) (PIK)                   $     1,095,000
        900,000                BM&FBovespa SA, 5.5%, 7/16/20
                               (144A)                                                        974,250
        500,000                Cantor Fitzgerald LP, 7.875%, 10/15/19
                               (144A)                                                        545,738
        200,000                Igloo Holdings Corp., 8.25%, 12/15/17
                               (8.25% Cash, 9.00% PIK) (144A) (PIK)                          203,000
      1,220,000                Nationstar Mortgage LLC, 6.5%, 6/1/22                       1,155,950
      1,225,000                Nationstar Mortgage LLC, 6.5%, 7/1/21                       1,166,812
        355,000                Nationstar Mortgage LLC, 6.5%, 8/1/18                         354,112
        700,000                Oxford Finance LLC, 7.25%, 1/15/18
                               (144A)                                                        728,000
                                                                                     ---------------
                                                                                     $     6,222,862
----------------------------------------------------------------------------------------------------
                               Consumer Finance -- 0.2%
        125,000                General Motors Financial Co, Inc.,
                               4.25%, 5/15/23                                        $       125,469
        100,000                Tarjeta Naranja SA, 9.0%, 1/28/17
                               (144A)                                                         98,491
      1,035,000                TMX Finance LLC, 8.5%, 9/15/18 (144A)                       1,029,825
                                                                                     ---------------
                                                                                     $     1,253,785
----------------------------------------------------------------------------------------------------
                               Asset Management & Custody
                               Banks -- 1.2%
        915,000                Affiliated Managers Group, Inc., 4.25%,
                               2/15/24                                               $       939,328
        300,000                Blackstone Holdings Finance Co., LLC,
                               5.0%, 6/15/44 (144A)                                          314,572
        250,000                Blackstone Holdings Finance Co., LLC,
                               4.75%, 2/15/23 (144A)                                         273,668
        750,000                Blackstone Holdings Finance Co., LLC,
                               6.25%, 8/15/42 (144A)                                         936,862
      2,600,000                JBS Investment Management, Ltd.,
                               7.25%, 4/3/24                                               2,652,000
      1,150,000                KKR Group Finance Co., II LLC, 5.5%,
                               2/1/43 (144A)                                               1,258,914
      1,250,000                Legg Mason, Inc., 3.95%, 7/15/24                            1,261,266
        500,000                Legg Mason, Inc., 5.625%, 1/15/44                             544,145
        100,000                Neuberger Berman Group LLC, 5.625%,
                               3/15/20 (144A)                                                104,000
      1,250,000       4.50     The Bank of New York Mellon Corp.,
                               Floating Rate Note (Perpetual)                              1,159,375
                                                                                     ---------------
                                                                                     $     9,444,130
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.3%
        750,000                Morgan Stanley, 4.1%, 5/22/23                         $       747,928
        250,000                Morgan Stanley, 4.875%, 11/1/22                               264,120
        300,000                The Goldman Sachs Group, Inc., 6.45%,
                               5/1/36                                                        349,390
        225,000                The Goldman Sachs Group, Inc., 6.75%,
                               10/1/37                                                       268,602
      1,050,000                UBS AG, 7.625%, 8/17/22                                     1,219,844
                                                                                     ---------------
                                                                                     $     2,849,884
                                                                                     ---------------
                               Total Diversified Financials                          $    28,197,440
----------------------------------------------------------------------------------------------------
                               INSURANCE -- 6.3%
                               Insurance Brokers -- 0.3%
        700,000                Ironshore Holdings US, Inc., 8.5%,
                               5/15/20 (144A)                                        $       841,735
GBP     100,000                Towergate Finance Plc, 8.5%, 2/15/18
                               (144A)                                                        153,995
      1,300,000                USI, Inc., New York, 7.75%, 1/15/21 (144A)                  1,293,500
                                                                                     ---------------
                                                                                     $     2,289,230
----------------------------------------------------------------------------------------------------
                               Life & Health Insurance -- 0.3%
        650,000                CNO Financial Group, Inc., 6.375%,
                               10/1/20 (144A)                                        $       689,000
        500,000                Fidelity & Guaranty Life Holdings, Inc.,
                               6.375%, 4/1/21 (144A)                                         523,750
        300,000                MetLife, Inc., 6.4%, 12/15/66                                 334,500
        400,000       5.88     Prudential Financial, Inc., Floating Rate
                               Note, 9/15/42                                                 424,000
                                                                                     ---------------
                                                                                     $     1,971,250
----------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- 0.0%+
        250,000                AXA SA, 8.6%, 12/15/30                                $       336,250
----------------------------------------------------------------------------------------------------
                               Property & Casualty Insurance -- 0.3%
GBP     850,000       6.62     Brit Insurance Holdings BV, Floating Rate
                               Note, 12/9/30                                         $     1,405,407
      1,000,000                OneBeacon US Holdings, Inc., 4.6%,
                               11/9/22                                                     1,023,199
        200,000                QBE Insurance Group, Ltd., 2.4%,
                               5/1/18 (144A)                                                 200,083
                                                                                     ---------------
                                                                                     $     2,628,689
----------------------------------------------------------------------------------------------------
                               Reinsurance -- 5.4%
        250,000       6.35     Alamo Re, Ltd., Floating Rate Note,
                               6/7/17 (Cat Bond) (144A)                              $       260,425
        600,000       0.00     Arlington Segregated Account (Kane SAC, Ltd.),
                               Floating Rate Note, 8/1/15 (h)                                620,160
      1,500,000       6.38     Aquarius + Investments Plc for Swiss
                               Reinsurance Co., Ltd., Floating Rate
                               Note, 9/1/24                                                1,569,870

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 49

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
        250,000       3.42     Atlas IX Capital, Ltd., Floating Rate Note,
                               1/17/19 (Cat Bond) (144A)                             $       256,950
        750,000       4.27     Blue Danube II, Ltd., Floating Rate Note,
                               5/23/16 (Cat Bond) (144A)                                     768,825
        650,000      10.76     Blue Danube, Ltd., Floating Rate Note,
                               4/10/15 (Cat Bond) (144A)                                     673,855
        250,000       2.52     Bosphorus Re, Ltd., Floating Rate Note,
                               5/3/16 (Cat Bond) (144A)                                      250,125
        500,000       5.28     Caelus Re, Ltd., Floating Rate Note,
                               3/7/16 (Cat Bond) (144A)                                      513,100
      1,500,000       6.86     Caelus Re, Ltd., Floating Rate Note,
                               4/7/17 (Cat Bond) (144A)                                    1,584,450
        250,000       4.27     Citrus Re, Ltd., Floating Rate Note,
                               4/18/17 (Cat Bond) (144A)                                     251,850
        600,000       3.77     Citrus Re, Ltd., Floating Rate Note,
                               4/24/17 (Cat Bond) (144A)                                     603,180
        713,104                Clarendon Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 7/14/15 (h)                              683,154
        250,000      10.28     Compass Re, Ltd., Floating Rate Note,
                               1/8/15 (Cat Bond) (144A)                                      254,175
        250,000      11.28     Compass Re, Ltd., Floating Rate Note,
                               1/8/15 (Cat Bond) (144A)                                      254,625
     15,000,000                Dartmouth Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 12/31/14 (h)                           1,474,800
        250,000       9.02     East Lane Re V, Ltd., Floating Rate Note,
                               3/16/16 (Cat Bond) (144A)                                     269,375
        250,000       7.27     Embarcadero Reinsurance, Ltd., Floating
                               Rate Note, 2/13/15 (Cat Bond) (144A)                          251,750
        350,000       5.03     Foundation Re III, Ltd., Floating Rate
                               Note, 2/25/15 (Cat Bond) (144A)                               353,850
      1,000,000       7.43     Galileo Re, Ltd., Floating Rate Note,
                               1/9/19 (Cat Bond) (144A)                                    1,034,700
        600,000       6.52     Gator Re, Ltd., Floating Rate Note,
                               1/9/17 (Cat Bond) (144A)                                      611,700
      1,050,000       0.00     Golden State Re II, Ltd., Floating Rate
                               Note, 1/8/19 (Cat Bond) (144A)                              1,049,160
        750,000       4.03     Ibis Re II, Ltd., Floating Rate Note,
                               6/28/16 (Cat Bond) (144A)                                     768,150
      1,100,000                Gloucester Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 6/12/15 (h)                            1,008,260
      1,150,000       4.77     Kilimanjaro Re, Ltd., Floating Rate Note,
                               4/30/18 (Cat Bond) (144A)                                   1,185,190
        350,000       4.52     Kilimanjaro Re, Ltd., Floating Rate Note,
                               4/30/18 (Cat Bond) (144A)                                     355,075
        500,000       9.76     Loma Reinsurance, Ltd. Bermuda, Floating
                               Rate Note, 1/8/18 (Cat Bond) (144A)                           526,150
        500,000       3.99     Longpoint Re, Ltd., III, Floating Rate Note,
                               5/18/16 (Cat Bond) (144A)                                     512,200

The accompanying notes are an integral part of these financial statements.

50 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
        500,000       2.04     Merna Reinsurance V, Ltd., Floating Rate
                               Note, 4/7/17 (Cat Bond) (144A)                        $       500,300
        500,000                Montpelier Re Holdings, Ltd., 4.7%,
                               10/15/22                                                      518,354
        250,000      12.02     Mystic Re, Ltd., Floating Rate Note,
                               3/12/15 (Cat Bond) (144A)                                     259,050
        250,000       9.02     Mystic Re, Ltd., Floating Rate Note,
                               3/12/15 (Cat Bond) (144A)                                     257,125
        250,000       8.24     Mythen Re, Ltd., Floating Rate Note,
                               5/7/15 (Cat Bond) (144A)                                      260,200
      1,000,000       8.53     Mythen Re, Ltd., Series 2012-2 Class A,
                               Floating Rate Note, 1/5/17 (Cat Bond)
                               (144A)                                                      1,070,100
        500,000      11.76     Mythen Re, Ltd., Series 2012-2 Class A,
                               Floating Rate Note, 11/10/16 (Cat Bond)
                               (144A)                                                        538,400
        250,000       8.03     Mythen Re, Ltd., Series 2013-1 Class B,
                               Floating Rate Note, 7/9/15 (Cat Bond)
                               (144A)                                                        262,050
        500,000       7.28     Northshore Re, Ltd., Floating Rate Note,
                               7/5/16 (Cat Bond) (144A)                                      525,400
        805,000                PI-4, Series D-2014, (Kane SAC Ltd.), Variable
                               Rate Notes, 7/30/16 (h)                                       848,872
      1,505,000                PI-4, Series B-2014, (Kane SAC Ltd.), Variable
                               Rate Notes, 7/18/16 (h)                                     1,588,377
      1,503,871                PI-4, Series C-2014, (Kane SAC Ltd.), Variable
                               Rate Notes, 7/7/16 (h)                                      1,504,924
      1,004,200       0.00     PI-1, Series E-2014, (Kane SAC Ltd.), Variable
                               Rate Notes, 6/12/15 (h)                                     1,023,179
        750,000       7.50     Queen Street IV Capital, Ltd., Floating
                               Rate Note, 4/9/15 (Cat Bond) (144A)                           761,400
      1,000,000       8.51     Queen Street V Re, Ltd., Floating Rate
                               Note, 4/9/15 (Cat Bond) (144A)                              1,017,400
      1,000,000       8.61     Queen Street VII Re, Ltd., Floating Rate
                               Note, 4/8/16 (Cat Bond) (144A)                              1,037,100
        250,000       6.50     Queen Street VIII Re, Ltd., Floating Rate
                               Note, 6/8/16 (Cat Bond) (144A)                                254,075
        600,000       8.76     Residential Reinsurance 2011, Ltd.,
                               Floating Rate Note, 12/6/16 (Cat Bond)
                               (144A)                                                        627,660
      1,250,000       9.01     Residential Reinsurance 2011, Ltd.,
                               Floating Rate Note, 6/6/15 (Cat Bond)
                               (144A)                                                      1,313,000
        250,000       8.91     Residential Reinsurance 2011, Ltd.,
                               Floating Rate Note, 6/6/17 (Cat Bond)
                               (144A)                                                        262,500
        250,000      12.76     Residential Reinsurance 2012, Ltd.,
                               Floating Rate Note, 12/6/16 (Cat Bond)
                               (144A)                                                        276,875

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 51

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
        800,000       4.51     Residential Reinsurance 2012, Ltd.,
                               Floating Rate Note, 12/6/16 (Cat Bond)
                               (144A)                                                $       826,880
        600,000       5.76     Residential Reinsurance 2012, Ltd.,
                               Floating Rate Note, 12/6/16 (Cat Bond)
                               (144A)                                                        629,640
        500,000      10.02     Residential Reinsurance 2012, Ltd.,
                               Floating Rate Note, 6/6/16 (Cat Bond)
                               (144A)                                                        554,050
        250,000       8.02     Residential Reinsurance 2012, Ltd.,
                               Floating Rate Note, 6/6/16 (Cat Bond)
                               (144A)                                                        271,375
        250,000      20.05     Residential Reinsurance 2013, Ltd.,
                               Floating Rate Note, 12/6/17 (Cat Bond)
                               (144A)                                                        261,300
        250,000       9.26     Residential Reinsurance 2013, Ltd.,
                               Floating Rate Note, 6/6/17 (Cat Bond)
                               (144A)                                                        268,025
      1,000,000       3.53     Sanders Re, Ltd., Floating Rate Note,
                               5/5/17 (Cat Bond) (144A)                                    1,015,900
      1,250,000       4.02     Sanders Re, Ltd., Floating Rate Note,
                               5/5/17 (Cat Bond) (144A)                                    1,270,250
        250,000                Sector Re V, Ltd., 12/1/18 (Cat Bond)
                               (144A) (c) (h)                                                285,425
            272                Sector Re V, Ltd., 3/1/18 (Cat Bond)
                               (144A) (c) (h)                                                  8,550
        700,000                Sector Re V, Ltd., 3/30/19 (Cat Bond)
                               (144A) (c) (h)                                                759,150
        400,000                Silverton Re, Ltd., 9/16/16 (Cat Bond)
                               (144A) (c) (h)                                                478,280
      1,835,000       7.51     Sirius International Group, Ltd., Floating
                               Rate Note (Perpetual) (144A)                                1,926,750
        500,000      16.28     Successor X, Ltd., Floating Rate Note,
                               11/10/15 (Cat Bond) (144A)                                    527,200
        250,000      11.28     Successor X, Ltd., Floating Rate Note,
                               11/10/15 (Cat Bond) (144A)                                    261,175
        500,000       8.51     Tar Heel Re, Ltd., Floating Rate Note,
                               5/9/16 (Cat Bond) (144A)                                      530,400
        250,000       6.27     Tradewynd Re, Ltd., Floating Rate Note,
                               1/8/15 (Cat Bond) (144A)                                      251,750
        250,000       2.73     Vita Capital V, Ltd., Floating Rate Note,
                               1/15/17 (Cat Bond) (144A)                                     256,525
        250,000       2.52     Vitality Re V, Ltd., Floating Rate Note,
                               1/7/19 (Cat Bond) (144A)                                      253,500
        165,000       5.88     Wilton Re Finance LLC, Floating Rate
                               Note, 3/30/33 (144A)                                          171,600
                                                                                     ---------------
                                                                                     $    43,459,170
                                                                                     ---------------
                               Total Insurance                                       $    50,684,589
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.5%
                               Diversified REIT -- 0.1%
        600,000                CNL Lifestyle Properties, Inc., 7.25%,
                               4/15/19                                               $       616,500
        400,000                Trust F, 5.25%, 12/15/24 (144A)                               416,000
                                                                                     ---------------
                                                                                     $     1,032,500
----------------------------------------------------------------------------------------------------
                               Hotel & Resort REIT -- 0.1%
        590,000                Hospitality Properties Trust, 5.0%,
                               8/15/22                                               $       621,033
----------------------------------------------------------------------------------------------------
                               Office REIT -- 0.3%
        225,000                Corporate Office Properties LP, 3.6%,
                               5/15/23                                               $       215,194
      2,000,000                DuPont Fabros Technology LP, 5.875%,
                               9/15/21                                                     2,035,000
                                                                                     ---------------
                                                                                     $     2,250,194
----------------------------------------------------------------------------------------------------
                               Specialized REIT -- 0.0%+
         75,000                Ventas Realty LP, 4.75%, 6/1/21                       $        81,655
----------------------------------------------------------------------------------------------------
                               Diversified Real Estate
                               Activities -- 0.0%+
        340,000                Alam Synergy Pte, Ltd., 9.0%, 1/29/19
                               (144A)                                                $       366,350
                                                                                     ---------------
                               Total Real Estate                                     $     4,351,732
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.9%
                               Internet Software & Services -- 0.3%
      1,150,000                Bankrate, Inc., 6.125%, 8/15/18
                               (144A)                                                $     1,129,875
         50,000                Equinix, Inc., 7.0%, 7/15/21                                   53,562
        705,000                j2 Global, Inc., 8.0%, 8/1/20                                 761,400
        335,000                VeriSign, Inc., 4.625%, 5/1/23                                323,275
                                                                                     ---------------
                                                                                     $     2,268,112
----------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced
                               Services -- 0.4%
      2,500,000                Cardtronics, Inc., 5.125%, 8/1/22
                               (144A)                                                $     2,462,500
        675,000                NeuStar, Inc., 4.5%, 1/15/23                                  597,375
                                                                                     ---------------
                                                                                     $     3,059,875
----------------------------------------------------------------------------------------------------
                               Home Entertainment Software -- 0.2%
      1,700,000                Activision Blizzard, Inc., 6.125%,
                               9/15/23 (144A)                                        $     1,806,250
                                                                                     ---------------
                               Total Software & Services                             $     7,134,237
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 53

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE &
                               EQUIPMENT -- 1.8%
                               Communications Equipment -- 0.5%
      1,915,000                Brocade Communications Systems,
                               Inc., 4.625%, 1/15/23                                 $     1,838,400
      1,650,000                CommScope Holding Co., Inc., 6.625%,
                               6/1/20 (6.625% Cash, 7.375% PIK)
                               (144A) (PIK)                                                1,699,500
        100,000                ViaSat, Inc., 6.875%, 6/15/20                                 106,000
                                                                                     ---------------
                                                                                     $     3,643,900
----------------------------------------------------------------------------------------------------
                               Computer Storage & Peripherals -- 0.1%
      1,100,000                Seagate HDD Cayman, 4.75%, 1/1/25
                               (144A)                                                $     1,094,500
----------------------------------------------------------------------------------------------------
                               Computer Storage & Peripherals -- 0.4%
        685,000                NCR Corp., 5.0%, 7/15/22                              $       669,588
      1,660,000                NCR Corp., 6.375%, 12/15/23                                 1,738,850
        885,000                Seagate HDD Cayman, 4.75%, 6/1/23                             891,638
                                                                                     ---------------
                                                                                     $     3,300,076
----------------------------------------------------------------------------------------------------
                               Electronic Equipment
                               Manufacturers -- 0.3%
      1,450,000                Viasystems, Inc., 7.875%, 5/1/19
                               (144A)                                                $     1,518,875
      1,105,000                Zebra Technologies, Inc., 7.25%
                               10/15/22 (144A)                                             1,105,000
                                                                                     ---------------
                                                                                     $     2,623,875
----------------------------------------------------------------------------------------------------
                               Electronic Components -- 0.3%
EURO    300,000                Belden, Inc., 5.5%, 4/15/23 (144A)                    $       391,245
      1,860,000                Belden, Inc., 5.5%, 9/1/22 (144A)                           1,883,250
                                                                                     ---------------
                                                                                     $     2,274,495
----------------------------------------------------------------------------------------------------
                               Electronic Manufacturing
                               Services -- 0.2%
        585,000                Flextronics International, Ltd., 4.625%,
                               2/15/20                                               $       585,000
      1,095,000                Flextronics International, Ltd., 5.0%,
                               2/15/23                                                     1,092,262
                                                                                     ---------------
                                                                                     $     1,677,262
                                                                                     ---------------
                               Total Technology Hardware & Equipment                 $    14,614,108
----------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS &
                               SEMICONDUCTOR EQUIPMENT -- 0.7%
                               Semiconductor Equipment -- 0.3%
        285,000                Amkor Technology, Inc., 6.375%, 10/1/22               $       294,975
      1,800,000                Entegris, Inc., 6.0%, 4/1/22 (144A)                         1,827,000
                                                                                     ---------------
                                                                                     $     2,121,975
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.4%
      1,095,000                Advanced Micro Devices, Inc., 6.75%,
                               3/1/19                                                $     1,105,950
        865,000                Advanced Micro Devices, Inc., 7.0%,
                               7/1/24                                                        826,075
        445,000                Advanced Micro Devices, Inc., 7.5%,
                               8/15/22                                                       449,450
        850,000                Micron Technology, Inc., 5.875%,
                               2/15/22 (144A)                                                879,750
                                                                                     ---------------
                                                                                     $     3,261,225
                                                                                     ---------------
                               Total Semiconductors &
                               Semiconductor Equipment                               $     5,383,200
----------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 2.9%
                               Integrated Telecommunication
                               Services -- 2.1%
      3,500,000                AT&T, Inc., 3.9%, 3/11/24                             $     3,558,688
        500,000                CenturyLink, Inc., 6.45%, 6/15/21                             535,000
        150,000                CenturyLink, Inc., 7.6%, 9/15/39                              148,125
      1,300,000                CenturyLink, Inc., 7.65%, 3/15/42                           1,280,500
      1,105,000                Cincinnati Bell, Inc., 8.375%, 10/15/20                     1,165,775
        200,000                Frontier Communications Corp., 6.25%,
                               9/15/21                                                       198,000
        250,000                Frontier Communications Corp., 7.625%,
                               4/15/24                                                       259,375
        500,000                Frontier Communications Corp., 8.75%,
                               4/15/22                                                       562,500
        200,000                Frontier Communications Corp., 9.0%,
                               8/15/31                                                       207,500
        458,000                GCI, Inc., 8.625%, 11/15/19                                   471,740
        500,000                GTP Acquisition Partners I LLC, 7.628%,
                               6/15/41 (144A)                                                527,556
        200,000                Ooredoo International Finance, Ltd.,
                               3.875%, 1/31/28 (144A)                                        188,000
EURO    200,000                Telenet Finance III Luxembourg SCA,
                               6.625%, 2/15/21 (144A)                                        268,409
      3,500,000                Verizon Communications, Inc., 4.15%,
                               3/15/24                                                     3,613,918
        576,000                Verizon Communications, Inc., 5.012%,
                               8/21/54 (144A)                                                578,734
        576,000                Verizon Communications, Inc., 6.55%,
                               9/15/43                                                       719,650
        500,000                Virgin Media Secured Finance Plc,
                               5.375%, 4/15/21 (144A)                                        503,750
      1,305,000                Windstream Corp., 7.5%, 6/1/22                              1,373,512
        850,000                Windstream Corp., 8.125%, 9/1/18                              886,125
                                                                                     ---------------
                                                                                     $    17,046,857
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 55

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Wireless Telecommunication
                               Services -- 0.8%
      1,800,000                Altice Financing SA, 6.5%, 1/15/22
                               (144A)                                                $     1,845,000
        450,000                Intelsat Jackson Holdings SA, 6.625%,
                               12/15/22                                                      454,500
      1,725,000                Sprint Corp., 7.125%, 6/15/24 (144A)                        1,737,938
        400,000                T-Mobile USA, Inc., 6.0%, 3/1/23                              399,500
        490,000                T-Mobile USA, Inc., 6.542%, 4/28/20                           502,250
        555,000                T-Mobile USA, Inc., 6.633%, 4/28/21                           568,875
        300,000                Unison Ground Lease Funding LLC,
                               5.78%, 3/16/43 (144A)                                         305,338
        200,000                VimpelCom Holdings BV, 7.5043%,
                               3/1/22 (144A)                                                 203,750
        400,000                WCP Issuer LLC, 6.657%, 8/15/20
                               (144A)                                                        427,924
                                                                                     ---------------
                                                                                     $     6,445,075
                                                                                     ---------------
                               Total Telecommunication Services                      $    23,491,932
----------------------------------------------------------------------------------------------------
                               UTILITIES -- 2.1%
                               Electric Utilities -- 0.8%
      1,500,000       5.25     Electricite de France SA, Floating Rate
                               Note (Perpetual) (144A)                               $     1,524,375
        150,000                Enel Finance International NV, 5.125%,
                               10/7/19 (144A)                                                165,404
      1,190,000       8.75     Enel S.p.A., Floating Rate Note, 9/24/73
                               (144A)                                                      1,378,972
        900,000                Israel Electric Corp., Ltd., 5.625%,
                               6/21/18 (144A)                                                952,875
      2,380,000                RJS Power Holdings LLC, 5.125%,
                               7/15/19 (144A)                                              2,356,200
         75,000       6.25     Southern California Edison Co., Floating
                               Rate Note (Perpetual)                                          82,425
                                                                                     ---------------
                                                                                     $     6,460,251
----------------------------------------------------------------------------------------------------
                               Gas Utilities -- 0.1%
        220,000                LBC Tank Terminals Holding Netherlands
                               BV, 6.875%, 5/15/23 (144A)                            $       234,300
        300,000                Transportadora de Gas del Peru SA,
                               4.25%, 4/30/28 (144A)                                         284,250
                                                                                     ---------------
                                                                                     $       518,550
----------------------------------------------------------------------------------------------------
                               Independent Power Producers &
                               Energy Traders -- 1.2%
        995,000                AES Corp., Virginia, 4.875%, 5/15/23                  $       945,250
      1,500,000                AES Corp., Virginia, 5.5%, 3/15/24                          1,458,750
        100,000                Inkia Energy, Ltd., 8.375%, 4/4/21
                               (144A)                                                        109,650
      1,000,000                Instituto Costarricense de Electricidad,
                               6.375%, 5/15/43 (144A)                                        845,000

The accompanying notes are an integral part of these financial statements.

56 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Independent Power Producers &
                               Energy Traders -- (continued)
      1,050,000                InterGen NV, 7.0%, 6/30/23 (144A)                     $     1,010,625
      1,075,000                NRG Energy, Inc., 6.25%, 5/1/24 (144A)                      1,077,688
        675,000                NRG Energy, Inc., 6.25%, 7/15/22
                               (144A)                                                        692,297
        900,000                NRG Energy, Inc., 7.625%, 1/15/18                             990,000
        200,000                NRG Energy, Inc., 8.25%, 9/1/20                               214,250
      2,500,000                SunPower Corp., 0.875%, 6/1/21
                               (144A)                                                      2,678,125
                                                                                     ---------------
                                                                                     $    10,021,635
                                                                                     ---------------
                               Total Utilities                                       $    17,000,436
----------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $392,751,908)                                   $   392,505,947
----------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND
                               AGENCY OBLIGATIONS -- 7.6%
      6,370,008                Fannie Mae, 3.5%, 5/1/44                              $     6,519,737
     28,320,258                Fannie Mae, 4.0%, 10/14/14-5/1/44                          29,857,602
     11,617,854                Fannie Mae, 4.5%, 9/1/39-6/1/44                            12,565,604
        935,167                Federal Home Loan Mortgage Corp.,
                               4.5%, 6/1/41                                                1,009,637
      3,840,000       0.09     U.S. Treasury Notes Floating Rate Note,
                               7/31/16                                                     3,842,139
      3,860,000       0.06     U.S. Treasury Notes, Floating Rate Note,
                               1/31/16                                                     3,860,784
      3,860,000       0.08     U.S. Treasury Notes Floating Rate Note,
                               Floating Rate Note, 4/30/16                                 3,861,980
                                                                                     ---------------
                                                                                     $    61,517,483
----------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND
                               AGENCY OBLIGATIONS
                               (Cost $61,242,229)                                    $    61,517,483
----------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT
                               BONDS -- 0.6%
        500,000                Brazil Minas SPE via State of Minas
                               Gerais, 5.333%, 2/15/28 (144A)                        $       493,750
      1,700,000                Commonwealth of the Bahamas, 5.75%,
                               1/16/24 (144A)                                              1,789,250
        405,000                Kenya Government International Bond,
                               5.875%, 6/24/19 (144A)                                        416,644
        875,000                Kenya Government International Bond,
                               6.875%, 6/24/24 (144A)                                        920,938
        100,000                Provincia de Buenos Aires Argentina,
                               10.875%, 1/26/21 (144A)                                        90,250
      1,100,000                Republic of Ghana, 7.875%, 8/7/23
                               (144A)                                                      1,102,750

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 57

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT
                               BONDS -- (continued)
        200,000                Ukraine Government International Bond,
                               7.5%, 4/17/23 (144A)                                  $       167,540
                                                                                     ---------------
                                                                                     $     4,981,122
----------------------------------------------------------------------------------------------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $4,885,856)                                     $     4,981,122
----------------------------------------------------------------------------------------------------
                               MUNICIPAL BONDS -- 1.2%
                               Municipal General -- 0.4%
        500,000                JobsOhio Beverage System, 3.985%,
                               1/1/29                                                $       499,185
         75,000                JobsOhio Beverage System, 4.532%,
                               1/1/35                                                         77,220
      1,000,000                Maine Turnpike Authority, 5.0%, 7/1/42                      1,113,230
        100,000                Massachusetts Development Finance
                               Agency, 5.25%, 4/1/37                                         113,611
      1,000,000                Virginia Resources Authority, 5.0%,
                               11/1/42                                                     1,133,420
                                                                                     ---------------
                                                                                     $     2,936,666
----------------------------------------------------------------------------------------------------
                               Municipal Higher Education -- 0.1%
      1,000,000                Private Colleges & Universities Authority,
                               5.0%, 10/1/43                                         $     1,134,810
----------------------------------------------------------------------------------------------------
                               Municipal Medical -- 0.2%
      1,000,000                Maine Health & Higher Educational
                               Facilities Authority, 5.0%, 7/1/43                    $     1,091,700
        150,000                New Hampshire Health and Education
                               Facilities Authority Act, 6.5%, 1/1/41                        169,491
                                                                                     ---------------
                                                                                     $     1,261,191
----------------------------------------------------------------------------------------------------
                               Municipal Utility District -- 0.1%
      1,000,000                Grays Harbor County Public Utility
                               District No. 1, 5.0%, 7/1/43                          $     1,085,480
----------------------------------------------------------------------------------------------------
                               Municipal Pollution -- 0.0%+
        100,000                County of York South Carolina, 5.7%,
                               1/1/24                                                $       100,068
----------------------------------------------------------------------------------------------------
                               Municipal School District -- 0.2%
      1,000,000                Gwinnett County School District, 5.0%,
                               2/1/36                                                $     1,151,280
----------------------------------------------------------------------------------------------------
                               Municipal Water -- 0.1%
      1,000,000                Massachusetts Water Resources Authority,
                               5.0%, 8/1/37                                          $     1,133,470
----------------------------------------------------------------------------------------------------
                               Municipal Obligation -- 0.1%
      1,000,000                State of Washington, 5.0%, 6/1/41                     $     1,111,100
----------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $9,236,066)                                     $     9,914,065
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               SENIOR FLOATING RATE LOAN
                               INTERESTS -- 15.6%**
                               ENERGY -- 1.5%
                               Oil & Gas Drilling -- 0.3%
        990,000       6.00     Drillships Financing Holding, Inc., Tranche
                               B-1 Term Loan, 3/31/21                                $       951,225
        394,000       5.75     Offshore Group Investment, Ltd., Term
                               Loan, 3/28/19                                                 377,091
        543,125       4.50     Pacific Drilling SA, Term Loan, 6/3/18                        527,850
        290,000       3.75     Paragon Offshore Finance Co., Term
                               Loan, 6/11/21                                                 276,225
                                                                                     ---------------
                                                                                     $     2,132,391
----------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 0.2%
      1,140,409       5.25     ExGen Renewables I LLC, Term Loan,
                               2/5/21                                                $     1,151,813
         33,044       4.50     Glenn Pool Oil & Gas Trust, Term Loan,
                               5/2/16                                                         33,126
        843,625       4.00     Seadrill Operating LP, Initial Term Loan,
                               2/14/21                                                       803,854
                                                                                     ---------------
                                                                                     $     1,988,793
----------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration &
                               Production -- 0.6%
        176,667       3.50     EP Energy LLC, Tranche B-3 Loan,
                               5/24/18                                               $       174,422
      1,846,407       8.38     Fieldwood Energy LLC, Closing Date
                               Loan (Second Lien), 9/30/20                                 1,856,409
        248,121       3.88     Fieldwood Energy LLC, Closing Date
                               Loan, 9/25/18                                                 245,692
      1,000,000       5.00     Samson Investment Co., Tranche 1 Term
                               Loan (Second Lien), 9/25/18                                   973,875
      2,045,000       7.96     Templar Energy LLC, Term Loan,
                               11/25/20                                                    1,988,762
                                                                                     ---------------
                                                                                     $     5,239,160
----------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.3%
      1,091,565       6.50     Green Plains Renewable Energy, Inc.,
                               Tranche B Term Loan (First Lien), 6/3/20              $       946,440
        947,625       0.00     Pilot Travel Centers LLC, 1st Lien Term
                               Loan, 10/1/21                                               1,092,018
                                                                                     ---------------
                                                                                     $     2,038,458
----------------------------------------------------------------------------------------------------
                               Coal & Consumable Fuels -- 0.1%
        528,333       5.50     Foresight Energy LLC, Term Loan, 8/21/20              $       529,654
                                                                                     ---------------
                               Total Energy                                          $    11,928,456
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 59

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 1.4%
                               Commodity Chemicals -- 0.2%
        630,019       4.50     AZ Chem US, Inc., Tranche B Term Loan
                               (First Lien), 6/9/21                                  $       630,177
        744,375       5.00     Nexeo Solutions LLC, Term Loan B3,
                               9/9/17                                                        737,862
                                                                                     ---------------
                                                                                     $     1,368,039
----------------------------------------------------------------------------------------------------
                               Diversified Chemicals -- 0.1%
        246,875       3.75     Tata Chemicals North America, Inc., Term
                               Loan, 8/7/20                                          $       245,172
        266,515       5.00     Univar, Term B Loan, 2/14/17                                  264,238
                                                                                     ---------------
                                                                                     $       509,410
----------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- 0.4%
      1,437,860       4.00     MacDermid, Inc., Tranche B Term Loan
                               (First Lien), 6/7/20                                  $     1,419,887
        687,750       4.00     PQ Corp., 2014 Term Loan, 8/7/17                              681,487
        342,055       3.25     Taminco Global Chemical Corp., Initial
                               Tranche B-3 Dollar Term Loan, 2/15/19                         341,343
        481,372       3.00     WR Grace & Co-Conn, U.S. Term Loan,
                               1/23/21                                                       478,724
                                                                                     ---------------
                                                                                     $     2,921,441
----------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.0%
        399,000       5.50     Bway Holding Co., Initial Term Loan,
                               8/8/20                                                $       399,998
----------------------------------------------------------------------------------------------------
                               Paper Packaging -- 0.1%
        203,403       7.50     Caraustar Industries, Inc., Term Loan,
                               5/1/19                                                $       204,675
         29,775       5.25     Coveris Holdings SA, USD Term Loan,
                               4/14/19                                                        29,974
        181,157       4.75     Kleopatra Acquisition Corp., Term B-1
                               Loan, 12/21/16                                                181,270
        248,750       4.25     Multi Packaging Solutions, Inc., Initial
                               Dollar Tranche B Term, 9/30/20                                246,418
        199,500       6.23     Multi Packaging Solutions, Inc., Term
                               Loan B, 9/30/20                                               197,630
                                                                                     ---------------
                                                                                     $       859,967
----------------------------------------------------------------------------------------------------
                               Aluminum -- 0.1%
        545,875       5.50     TurboCombustor Technology, Inc., Initial
                               Term Loan, 10/18/20                                   $       547,581
----------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.0%
        294,398       3.75     Fortescue Metals Group Ltd., Bank Loan,
                               6/30/19                                               $       288,756
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Steel -- 0.3%
        897,750       4.50     Atkore International, Inc., Term Loan
                               (First Lien), 3/27/21                                 $       892,513
        122,813      12.25     Essar Steel Algoma, Inc., Term Loan,
                               11/15/14                                                      123,254
        393,026       4.75     JMC Steel Group, Inc., Term Loan, 4/1/17                      391,238
        942,304       4.00     Signode Industrial Group US, Inc., Tranche
                               B Term Loan (First Lien), 3/21/21                             933,470
                                                                                     ---------------
                                                                                     $     2,340,475
----------------------------------------------------------------------------------------------------
                               Paper Products -- 0.2%
      1,097,250       6.50     Wasau Paper Co., Term Loan 6/20/20                    $     1,084,906
        987,500       5.75     Appvion, Inc., Term Commitment,
                               6/28/19                                                       985,031
                                                                                     ---------------
                                                                                     $     2,069,937
                                                                                     ---------------
                               Total Materials                                       $    11,305,604
----------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 1.4%
                               Aerospace & Defense -- 0.3%
        708,224       4.00     Accudyne Industries Borrower SCA,
                               Refinancing Term Loan, 12/13/19                       $       696,937
        694,181       3.75     DigitalGlobe, Inc., Term Loan, 1/25/20                        686,949
         65,805       6.25     DynCorp International, Inc., Term Loan,
                               7/7/16                                                         65,641
        736,875       5.25     Sequa Corp., Initial Term Loan, 6/19/17                       704,329
        211,934       5.75     The SI Organization, Inc., Term Loan
                               (First Lien), 11/19/19                                        213,170
        296,231       3.75     TransDigm, Inc., Tranche C Term Loan,
                               2/28/20                                                       291,857
                                                                                     ---------------
                                                                                     $     2,658,883
----------------------------------------------------------------------------------------------------
                               Building Products -- 0.3%
        496,250       5.50     Armacell International GmbH, Term
                               Loan B (First Lien), 7/2/20                           $       495,009
        248,750       4.00     Interline Brands, Inc., Term Loan (First
                               Lien), 3/12/21                                                245,641
        493,733       4.25     NCI Building Systems, Inc., Tranche B
                               Term Loan, 6/24/19                                            492,499
        198,500       5.25     Norcraft Cos. Inc., Initial Loan, 11/12/20                    198,500
        266,518       4.00     Quikrete Holdings, Inc., Initial Loan (First
                               Lien), 9/26/20                                                264,658
        318,701       4.25     Unifrax Corp., New Term B Loan,
                               12/31/19                                                      317,971
                                                                                     ---------------
                                                                                     $     2,014,278
----------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.1%
        660,927       6.75     International Equipment Solutions LLC,
                               Initial Loan, 8/16/19                                 $       661,340
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 61

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Electrical Components &
                               Equipment -- 0.0%+
        206,133       5.25     Pelican Products, Inc., Term Loan (First
                               Lien), 4/8/20                                         $       206,992
         48,536       6.00     WireCo WorldGroup, Inc., Term Loan,
                               2/15/17                                                        48,748
                                                                                     ---------------
                                                                                     $       255,740
----------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.3%
        625,000       4.25     Gates Global LLC, Tranche B Term Loan
                               (First Lien), 6/12/21                                 $       615,402
        981,392       4.00     Milacron LLC, Term Loan, 3/12/20                              976,485
        868,300       4.50     Pro Mach, Inc., Term Loan, 7/6/17                             866,129
                                                                                     ---------------
                                                                                     $     2,458,016
----------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery &
                               Heavy Trucks -- 0.1%
        120,000       5.75     Navistar, Inc., Tranche B Term Loan,
                               8/17/17                                               $       120,824
        111,057       0.00     Terex Corp., U.S. Term Loan, 8/13/21                          110,501
        590,309       4.00     Waupaca Foundry, Inc., Term Loan,
                               6/29/17                                                       590,063
                                                                                     ---------------
                                                                                     $       821,388
----------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.3%
      1,400,000       6.00     NN, Inc., Term Loan, 6/18/21                          $     1,404,375
        644,120       4.25     Gardner Denver, Inc., Initial Dollar Term
                               Loan, 7/30/20                                                 632,406
        668,053       4.25     Tank Holding Corp., Initial Term Loan,
                               7/9/19                                                        664,462
                                                                                     ---------------
                                                                                     $     2,701,243
----------------------------------------------------------------------------------------------------
                               Trading Companies &
                               Distributors -- 0.0%+
        165,030       3.75     WESCO Distribution, Inc., Tranche B-1
                               Loan, 12/12/19                                        $       165,030
                                                                                     ---------------
                               Total Capital Goods                                   $    11,735,918
----------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES &
                               SUPPLIES -- 0.6%
                               Diversified Commercial &
                               Prof Svc -- 0.1%
        463,029       3.75     Seven Seas Cruises S de RL LLC, Term
                               B2 Loan, 12/21/18                                     $       460,714
----------------------------------------------------------------------------------------------------
                               Environmental & Facilities
                               Services -- 0.2%
        444,347       3.00     Progressive Waste Solutions, Ltd., Term
                               B Loan, 10/31/19                                      $       446,235
        493,750       5.50     Wastequip LLC, Term Loan, 8/9/19                              494,984
        694,237       4.00     WCA Waste Corp., Term Loan, 3/23/18                           693,659
                                                                                     ---------------
                                                                                     $     1,634,878
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Diversified Support Services -- 0.0%+
         28,691       0.00     IAP Worldwide Services, Inc., Term Loan,
                               7/18/19 (e)                                           $        25,822
----------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- 0.2%
         52,542       4.00     Garda World Security Corp., Term B
                               Delayed Draw Loan, 11/8/20                            $        51,885
        205,391       4.00     Garda World Security Corp., Term B
                               Loan, 11/1/20                                                 202,823
        557,101       4.25     Monitronics International, Inc., Term B
                               Loan, 3/23/18                                                 551,878
        497,457       4.25     Protection One, Inc., Term Loan (2012),
                               3/21/19                                                       496,525
                                                                                     ---------------
                                                                                     $     1,303,111
----------------------------------------------------------------------------------------------------
                               Human Resource & Employment
                               Services -- 0.0%+
        367,182       3.50     On Assignment, Inc., Initial Term B Loan,
                               5/15/20                                               $       365,958
----------------------------------------------------------------------------------------------------
                               Research & Consulting Services -- 0.1%
        653,797       3.25     Crown Castle International Corp., Tranche
                               B-2 Term Loan (First Lien), 1/31/21                   $       646,074
        493,750       5.25     Sourcehov LLC, Term Loan, 4/30/18                             493,339
                                                                                     ---------------
                                                                                     $     1,139,413
                                                                                     ---------------
                               Total Commercial Services & Supplies                  $     4,929,896
----------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.6%
                               Air Freight & Logistics -- 0.1%
        248,439       5.00     Air Medical Group Holdings, Inc., B-1
                               Term Loan, 6/30/18                                    $       249,216
        172,813       6.75     Ozburn-Hessey Holding Co., LLC, Term
                               Loan, 5/23/19                                                 172,921
        698,241       5.25     Syncreon Group BV, Term Loan, 9/26/20                         693,004
                                                                                     ---------------
                                                                                     $     1,115,141
----------------------------------------------------------------------------------------------------
                               Airlines -- 0.2%
        345,625       3.75     American Airlines, Inc., Class B Term
                               Loan, 6/27/19                                         $       340,153
        171,938       3.50     Delta Air Lines, Inc., 2014 Term B-1
                               Loan, 10/18/18                                                168,391
        246,250       3.50     United Airlines, Inc., Class B Term Loan,
                               4/1/19                                                        241,941
        612,563       3.50     US Airways, Inc., Tranche B-1 Term Loan
                               (Consenting), 5/23/19                                         599,699
        525,937       3.00     US Airways, Inc., Tranche B-2 Term Loan
                               (Consenting), 11/23/16                                        521,664
                                                                                     ---------------
                                                                                     $     1,871,848
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 63

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Marine -- 0.2%
      1,119,375       6.00     Floatel International AB, Tranche B Term
                               Loan (First Lien), 5/22/20                            $     1,099,786
        396,000       5.25     Navios Maritime Partners LP, Term Loan,
                               6/27/18                                                       399,795
                                                                                     ---------------
                                                                                     $     1,499,581
----------------------------------------------------------------------------------------------------
                               Trucking -- 0.1%
        224,438       5.50     Aegis Toxicology Corp., Tranche B Term
                               Loan (First Lien), 2/20/21                            $       224,438
        169,132       3.75     Swift Transportation Co., LLC, Tranche B
                               Term Loan (First Lien), 6/9/21                                168,868
                                                                                     ---------------
                                                                                     $       393,306
                                                                                     ---------------
                               Total Transportation                                  $     4,879,876
----------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.7%
                               Auto Parts & Equipment -- 0.7%
        557,477       3.75     Allison Transmission, Inc., Term B-3
                               Loan, 8/23/19                                         $       552,774
        575,000       6.00     Crowne Group LLC, Term Loan First Lien,
                               9/29/20                                                       572,125
      1,720,688       6.00     Henniges Automotive Holdings, Inc.,
                               Tranche B Term Loan (First Lien),
                               6/11/21                                                     1,733,593
        394,245       5.00     HHI Holdings LLC, Additional Term Loan,
                               10/5/18                                                       394,615
        586,362       4.25     Metaldyne LLC, Tranche B Term Loan,
                               12/18/18                                                      584,285
        475,000       3.75     Schaeffler Group, Tranche E Term Loan
                               (First Lien), 5/15/20                                         471,352
        127,094       4.25     TI Group Automotive Systems LLC, Term
                               Loan Facility, 7/1/21                                         125,346
        928,297       3.23     Tower Automotive Holdings USA LLC,
                               Refinancing Term Loan, 4/23/20                                919,594
                                                                                     ---------------
                                                                                     $     5,353,684
                                                                                     ---------------
                               Total Automobiles & Components                        $     5,353,684
----------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES &
                               APPAREL -- 0.3%
                               Home Furnishings -- 0.0%+
        102,407       3.50     Tempur Sealy International, Inc., New
                               Term B Loan, 3/18/20                                  $       101,383
----------------------------------------------------------------------------------------------------
                               Housewares & Specialties -- 0.2%
        285,671       4.12     Prestige Brands, Inc., Term B-1 Loan,
                               1/31/19                                               $       284,868
      1,000,000       4.50     Prestige Brands, Inc., Term B-2 Loan,
                               8/18/21                                                     1,000,375

The accompanying notes are an integral part of these financial statements.

64 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Housewares & Specialties -- (continued)
        186,556       5.50     World Kitchen LLC, U.S. Term Loan,
                               3/4/19                                                $       185,623
                                                                                     ---------------
                                                                                     $     1,470,866
----------------------------------------------------------------------------------------------------
                               Leisure Products -- 0.1%
        400,857       4.00     Bombardier Recreational Products, Inc.,
                               Term B Loan, 1/30/19                                  $       394,592
----------------------------------------------------------------------------------------------------
                               Apparel, Accessories & Luxury
                               Goods -- 0.0%+
        395,861       5.75     Renfro Corp., Tranche B Term Loan,
                               1/23/19                                               $       390,170
                                                                                     ---------------
                               Total Consumer Durables & Apparel                     $     2,357,011
----------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.9%
                               Casinos & Gaming -- 0.3%
      1,625,000       6.00     Scientific Games International, Inc.,
                               Initial Term B-2 9/17/21                              $     1,593,516
        265,275       3.50     MGM Resorts International, Term B Loan,
                               12/20/19                                                      261,130
                                                                                     ---------------
                                                                                     $     1,854,646
----------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 0.2%
      1,694,678       4.00     Sabre GLBL, Inc., Term B Loan, 2/19/19                $     1,673,918
----------------------------------------------------------------------------------------------------
                               Leisure Facilities -- 0.1%
        413,327       5.50     L.A. Fitness International, LLC, Tranche B
                               Term Loan (First Lien), 4/25/20                       $       410,615
        246,859       3.50     Six Flags Theme Parks, Inc., Tranche B
                               Term Loan, 12/20/18                                           246,551
                                                                                     ---------------
                                                                                     $       657,166
----------------------------------------------------------------------------------------------------
                               Restaurants -- 0.2%
        365,000       4.50     Burger King Worldwide, Inc., Tranche B
                               Term Loan, 9/25/21                                    $       362,668
         76,440       3.75     Burger King Corp., Tranche B Term Loan
                               (2012), 9/28/19                                                76,354
        440,397       4.00     Landry's, Inc., B Term Loan, 4/24/18                          437,507
        563,356       4.00     NPC International, Inc., Term Loan,
                               12/28/18                                                      546,456
        748,838       3.25     Wendy's International, Inc., Term B Loan,
                               5/15/19                                                       745,896
                                                                                     ---------------
                                                                                     $     2,168,881
----------------------------------------------------------------------------------------------------
                               Education Services -- 0.1%
        491,250       3.75     Bright Horizons Family Solutions, Inc.,
                               Term B Loan, 1/14/20                                  $       486,338
        543,532       5.00     Laureate Education, Inc., New Series
                               2018 Extended Term Loan, 6/16/18                              523,150
                                                                                     ---------------
                                                                                     $     1,009,488
                                                                                     ---------------
                               Total Consumer Services                               $     7,364,099
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 65

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               MEDIA -- 1.5%
                               Advertising -- 0.2%
         15,491       3.75     Advantage Sales & Marketing, Inc.,
                               Delayd Draw Term Loan, 7/21/21 (g)                    $        15,244
        464,730       4.25     Advantage Sales & Marketing, Inc., Initial
                               Term Loan, 7/11/21                                            457,324
        966,507       6.75     Affinion Group, Inc., Tranche B Term Loan,
                               10/9/16                                                       944,560
        196,623       4.50     Crossmark Holdings, Inc., Term Loan
                               (First Lien), 12/20/19                                        193,674
                                                                                     ---------------
                                                                                     $     1,610,802
----------------------------------------------------------------------------------------------------
                               Broadcasting -- 0.3%
        558,307       3.75     Gray Television, Inc., Term Loan (First
                               Lien), 6/10/21                                        $       555,096
        445,763       4.25     NEP, Amendment No. 3 Incremental Term
                               Loan (First Lien), 1/22/20                                    435,176
        236,094       3.25     Quebecor Media, Inc., Facility B-1
                               Tranche, 8/17/20                                              230,340
        500,000       4.00     Tribune Co., Tranche B Term Loan (First
                               Lien), 11/20/20                                               494,216
        517,020       4.00     Univision Communications, Inc.,
                               Replacement First-Lien Term Loan,
                               3/1/20                                                        507,918
                                                                                     ---------------
                                                                                     $     2,222,746
----------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 0.5%
        382,262       3.50     Cequel Communications LLC, Term Loan,
                               2/14/19                                               $       376,241
        493,750       3.00     Charter Communications Operating LLC,
                               Term F Loan, 1/1/21                                           479,795
        390,000       0.00     Charter Communications Operating LLC,
                               Term G Loan, 8/12/21                                          389,303
        289,851       3.75     Intelsat Jackson Holdings SA, Tranche
                               B-2 Term Loan, 6/30/19                                        285,806
        606,120       3.50     Telesat Canada, U.S. Term B Loan,
                               3/28/19                                                       597,907
        790,000       3.50     Virgin Media Investment Holdings, Ltd.,
                               New Term B Loan, 2/6/20                                       770,180
        587,872       0.00     Ziggo BV, (USD) Tranche B-3 Term Loan,
                               1/15/22                                                       572,231
        554,681       3.25     Ziggo BV, Tranche B-1 Term Loan (First
                               Lien), 1/15/22                                                539,922
        357,447       3.50     Ziggo BV, Tranche B-2 Term Loan (First
                               Lien), 1/15/22                                                347,936
                                                                                     ---------------
                                                                                     $     4,359,321
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.2%
        419,688       6.50     Deluxe Entertainment Services Group.,
                               Inc., Tranche B Term Loan (First Lien),
                               2/26/20                                               $       390,309
        423,720       3.50     Live Nation Entertainment, Inc., Term B-1
                               Loan, 8/17/20                                                 419,391
        203,764       3.75     Rovi Solutions Corp., First Lien Term
                               Loan B, 7/2/21                                                198,798
        296,250       3.50     Seminole Hard Rock Entertainment, Inc.,
                               New Term Loan B, 5/14/20                                      290,942
        678,150       3.75     WMG Acquisition Corp., Tranche B
                               Refinancing Term Loan, 7/1/20                                 655,686
                                                                                     ---------------
                                                                                     $     1,955,126
----------------------------------------------------------------------------------------------------
                               Publishing -- 0.3%
        146,250       4.25     Houghton Mifflin Harcourt Publishing
                               Co., Term Loan, 5/22/18                               $       146,433
         39,406       4.75     Interactive Data Corp., Tranche B Term
                               Loan (First Lien), 4/24/21                                     39,234
      1,885,750       6.25     McGraw-Hill School Education Holdings
                               LLC, Term B Loan, 12/18/19                                  1,889,286
                                                                                     ---------------
                                                                                     $     2,074,953
                                                                                     ---------------
                               Total Media                                           $    12,222,948
----------------------------------------------------------------------------------------------------
                               RETAILING -- 0.7%
                               Department Stores -- 0.0%+
        362,267       4.25     Neiman Marcus Group, Ltd., LLC, Other
                               Term Loan, 10/25/20                                   $       356,607
----------------------------------------------------------------------------------------------------
                               Computer & Electronics Retail -- 0.0%+
         90,336      12.00     Targus Group International, Inc., Term
                               Loan, 5/24/16                                         $        75,205
----------------------------------------------------------------------------------------------------
                               Home Improvement Retail -- 0.1%
        640,620       4.50     Apex Tool Group LLC, Term Loan, 2/1/20                $       619,800
----------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.1%
        246,875       3.75     Michaels Stores, Inc., Term B Loan,
                               1/28/20                                               $       242,400
        500,000       4.00     Michaels Stores, Inc., Tranche B-2 Term
                               Loan (First Lien), 1/28/20                                    494,625
                                                                                     ---------------
                                                                                     $       737,025
----------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.5%
      2,014,875       3.25     Chrysler Group LLC, Tranche B Term
                               Loan, 12/29/18                                        $     1,987,170
        648,375       4.00     CS Intermediate Holdco 2 LLC, Term
                               Loan, 3/28/21                                                 641,891
      1,422,813       5.75     CWGS Group LLC, Term Loan, 2/20/20                          1,428,148
                                                                                     ---------------
                                                                                     $     4,057,209
                                                                                     ---------------
                               Total Retailing                                       $     5,845,846
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 67

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.3%
                               Drug Retail -- 0.0%+
        249,375       4.50     Hearthside Group Holdings LLC, Term
                               Loan (First Lien), 4/24/21                            $       248,674
----------------------------------------------------------------------------------------------------
                               Food Distributors -- 0.1%
        498,747       4.26     Del Monte Foods Consumer Products,
                               Inc., Term Loan (First Lien), 11/26/20                $       467,160
        590,000       8.25     Del Monte Foods Consumer Products,
                               Term Loan (Second Lien), 5/26/21                              538,375
                                                                                     ---------------
                                                                                     $     1,005,535
----------------------------------------------------------------------------------------------------
                               Food Retail -- 0.2%
        894,254       4.75     Albertsons LLC, Term B-2 Loan, 3/21/19                $       892,497
        314,721       3.50     Big Heart Pet Brands, Initial Term Loan,
                               2/24/20                                                       304,296
        400,000       4.75     New Albertson's, Inc., Term Loan (First
                               Lien), 6/24/21                                                394,450
                                                                                     ---------------
                                                                                     $     1,591,243
                                                                                     ---------------
                               Total Food & Staples Retailing                        $     2,845,452
----------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.6%
                               Agricultural Products -- 0.1%
      1,266,132       4.50     Arysta Lifescience SPC LLC, Initial Term
                               Loan (First Lien), 5/29/20                            $     1,264,813
----------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.5%
        866,747       5.00     CSM Bakery Solutions LLC, Term Loan
                               (First Lien), 7/3/20                                  $       858,351
        981,621       4.50     Dole Food Co., Inc., Tranche B Term Loan,
                               10/25/18                                                      976,303
        395,000       3.50     HJ Heinz Co., Term B2 Loan, 3/27/20                           390,852
        676,600       6.75     Hostess Brands, Inc., Term B Loan,
                               2/25/20                                                       691,824
        172,960       3.25     Pinnacle Foods Finance LLC, New Term
                               Loan G, 4/29/20                                               169,652
        950,000       4.50     Shearer's Foods, LLC, Term Loan (First
                               Lien), 6/19/21                                                944,656
                                                                                     ---------------
                                                                                     $     4,031,638
                                                                                     ---------------
                               Total Food, Beverage & Tobacco                        $     5,296,451
----------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL
                               PRODUCTS -- 0.4%
                               Household Products -- 0.1%
        232,502       4.50     Polarpak, Inc., USD Term Loan (U.S.
                               Borrower Portion), 6/7/20                             $       230,468
        473,752       4.02     SRAM LLC, Term Loan (First Lien),
                               4/10/20                                                       465,955
                                                                                     ---------------
                                                                                     $       696,423
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Personal Products -- 0.3%
        597,000       4.25     Atrium Innovations, Inc., Term Loan,
                               1/29/21                                               $       585,806
        750,000       3.50     NBTY, Inc., Term B-2 Loan, 10/1/17                            736,781
        929,973       4.00     Party City Holdings, Inc., 2014
                               Replacement Term Loan, 7/27/19                                915,829
                                                                                     ---------------
                                                                                     $     2,238,416
                                                                                     ---------------
                               Total Household & Personal Products                   $     2,934,839
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT &
                               SERVICES -- 1.2%
                               Health Care Equipment -- 0.2%
        920,375       4.50     Accellent, Inc., Initial Term Loan (First
                               Lien), 2/21/21                                        $       905,803
        337,725       3.25     Hologic, Inc., Refinancing Tranche B Term
                               Loan, 8/1/19                                                  334,559
        392,180       4.00     Kinetic Concepts, Inc., Term DTL-E1 loan,
                               5/4/18                                                        387,931
                                                                                     ---------------
                                                                                     $     1,628,293
----------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.0%+
        442,617       5.00     Immucor, Inc., Term B-2 Loan, 8/19/18                 $       440,958
----------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.5%
        292,369       6.50     BioScrip, Inc., Delayed Draw Term Loan,
                               7/31/20                                               $       294,311
        487,281       6.50     BioScrip, Inc., Initial Term B Loan,
                               7/31/20                                                       490,530
         63,340       3.50     DaVita HealthCare Partners, Inc., Tranche
                               B Loan (First Lien), 6/19/21                                   62,732
        294,667       4.00     Envision Healthcare Corp., Initial Term
                               Loan, 5/25/18                                                 292,310
      1,116,252       6.50     Gentiva Health Services, Inc., Initial Term
                               B Loan, 10/10/19                                            1,119,740
        132,998       7.75     inVentiv Health, Inc., Term B-3 Loan,
                               5/15/18                                                       132,749
        250,000       0.00     Nordion, Inc., First Lien Term Loan,
                               6/30/21                                                       248,516
         86,041       8.00     Rural, Term Loan, 6/30/18                                      81,739
        994,950       4.50     Truven Health Analytics, Inc., New Tranche
                               B Term Loan, 6/6/19                                           977,538
                                                                                     ---------------
                                                                                     $     3,700,165
----------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 0.3%
        345,492       4.25     CHS, 2021 Term D Loan, 1/27/21                        $       344,909
        193,061       4.50     IASIS Healthcare LLC, Term B-2 Loan,
                               5/3/18                                                        192,699
        491,281       4.00     Kindred Healthcare, Inc., Tranche B
                               Loan (First Lien), 4/10/21                                    483,605

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 69

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Health Care Facilities -- (continued)
        345,763       6.00     RegionalCare Hospital Partners, Inc.,
                               Term Loan (First Lien), 4/21/19                       $       346,411
         21,259       3.75     Select Medical Corp., Series E Tranche
                               B Term Loan, 6/1/18                                            21,073
        493,750       6.75     Steward Health Care System LLC, Term
                               Loan, 4/10/20                                                 491,898
        543,125       4.00     Surgical Care Affiliates LLC, Class C
                               Incremental Term Loan, 6/29/18                                535,304
                                                                                     ---------------
                                                                                     $     2,415,899
----------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.1%
         26,383       9.75     MMM Holdings, Inc., Term Loan, 10/9/17                $        26,548
         19,180       9.75     MSO of Puerto Rico, Inc., MSO Term
                               Loan, 12/12/17                                                 19,085
        743,868       4.25     US Renal Care, Inc., Tranche B-2 Term
                               Loan (First Lien), 7/3/19                                     735,733
                                                                                     ---------------
                                                                                     $       781,366
----------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.1%
         92,917       4.00     ConvaTec, Inc., Dollar Term Loan,
                               12/22/16                                              $        92,626
        777,886       3.75     Emdeon, Inc., Term B-2 Loan, 11/2/18                          770,107
        332,187       4.00     MedAssets, Inc., Term B Loan, 12/13/19                        331,561
                                                                                     ---------------
                                                                                     $     1,194,294
                                                                                     ---------------
                               Total Health Care Equipment & Services                $    10,160,975
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY
                               & LIFE SCIENCES -- 0.6%
                               Biotechnology -- 0.1%
        689,703       3.50     Alkermes, Inc., 2019 Term Loan, 9/25/19               $       681,656
----------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.5%
        693,587       4.50     Akorn, Inc., Term Loan B, 11/13/20                    $       692,712
        445,336       5.00     Generic Drug Holdings, Inc., Closing Date
                               Term Loan, 8/16/20                                            444,779
         99,500       3.23     Grifols Worldwide Operations USA, Inc.,
                               U.S. Tranche B Term Loam, 4/1/21                               97,897
        338,053       3.25     Jazz Pharmaceuticals, Inc., Tranche 2
                               Term Loan, 6/12/18                                            335,835
        448,875       4.25     JLL, Initial Dollar Term Loan, 1/23/21                        440,699
        884,745       4.00     Par Pharmaceutical Companies, Inc.,
                               Term B-2 Loan, 9/28/19                                        869,815
        168,438       4.25     Salix Pharmaceuticals, Inc., Term Loan,
                               12/17/19                                                      168,377
        298,478       3.75     Valeant Pharmaceuticals International,
                               Inc., Series C-2 Tranche B Term Loan,
                               12/11/19                                                      295,599

The accompanying notes are an integral part of these financial statements.

70 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- (continued)
        728,520       3.75     Valeant Pharmaceuticals International,
                               Inc., Series E1 Tranche B Term Loan,
                               8/5/20                                                $       720,975
                                                                                     ---------------
                                                                                     $     4,066,688
                                                                                     ---------------
                               Total Pharmaceuticals, Biotechnology
                               & Life Sciences                                       $     4,748,344
----------------------------------------------------------------------------------------------------
                               BANKS -- 0.1%
                               Thrifts & Mortgage Finance -- 0.1%
        764,609       5.00     Ocwen Financial Corp., Initial Term Loan,
                               1/15/18                                               $       753,045
                                                                                     ---------------
                               Total Banks                                           $       753,045
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.7%
                               Other Diversified Financial
                               Services -- 0.5%
        734,659       4.50     Fly Funding II Sarl, Term Loan, 8/9/18                $       735,808
      1,215,000       4.75     Grede Holdings, LLC, Tranche B Loan
                               (First Lien), 5/21/21                                       1,212,722
        323,812       6.00     Harland Clarke Holdings Corp., Tranche
                               B-4 Term Loan, 8/17/19                                        327,051
        715,938       5.00     Livingston International, Inc., Initial Term
                               B-1 Loan (First Lien), 4/18/19                                706,988
        448,875       5.00     SBP Holdings, Ltd., Term Loan (First Lien),
                               3/24/21                                                       447,192
         98,939       5.25     WorldPay, Facility B2A Term Loan, 8/6/17                       99,434
                                                                                     ---------------
                                                                                     $     3,529,195
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.1%
        918,747       4.25     Mirror BidCo Corp., New Incremental
                               Term Loan, 12/18/19                                   $       908,411
----------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.1%
        622,129       4.50     Duff & Phelps LLC, Initial Term Loan,
                               4/23/20                                               $       619,408
        445,500       4.25     Guggenheim Partners Investment
                               Management Holdings LLC, Initial Term
                               Loan, 7/22/20                                                 444,294
                                                                                     ---------------
                                                                                     $     1,063,702
                                                                                     ---------------
                               Total Diversified Financials                          $     5,501,308
----------------------------------------------------------------------------------------------------
                               INSURANCE -- 0.3%
                               Insurance Brokers -- 0.1%
        722,396       3.73     National Financial Partners, Inc., 1st
                               Lien Term Loan 7/1/20                                 $       717,881
        196,515       4.25     USI Insurance Services LLC, Term B
                               Loan, 12/30/19                                                193,322
                                                                                     ---------------
                                                                                     $       911,203
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 71

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Life & Health Insurance -- 0.0%+
         92,220       3.75     CNO Financial Group, Inc., Tranche B2
                               Term Loan, 9/4/18                                     $        91,556
----------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- 0.1%
        490,798       4.25     Alliant Holdings I, Inc., Initial Term Loan,
                               12/20/19                                              $       490,078
----------------------------------------------------------------------------------------------------
                               Property & Casualty Insurance -- 0.1%
        790,371       5.75     Confie seguros Holding II Co., Term B
                               Loan (First Lien), 11/9/18                            $       793,335
                                                                                     ---------------
                               Total Insurance                                       $     2,286,172
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.2%
                               Diversified Real Estate Activities -- 0.0%+
        227,316       4.25     CityCenter Holdings LLC, Term B Loan,
                               10/16/20                                              $       225,270
----------------------------------------------------------------------------------------------------
                               Real Estate Services -- 0.2%
      1,138,051       4.50     Altisource Solutions Sarl, Term B Loan,
                               12/9/20                                               $     1,083,994
                                                                                     ---------------
                               Total Real Estate                                     $     1,309,264
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.7%
                               Internet Software & Services -- 0.1%
        384,038       3.75     Vantiv LLC, Term B Loan, 6/12/21                      $       382,693
----------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 0.2%
        124,031       3.75     Booz Allen Hamilton, Inc., Refinance
                               Tranche B, 7/31/19                                    $       123,566
      1,280,000       4.50     Evergreen Skills Lux Sarl, Initial Term
                               Loan (First Lien), 4/23/21                                  1,265,066
        246,573       4.50     Kronos, Inc., Incremental Term Loan (First
                               Lien), 10/30/19                                               245,527
        114,425       4.50     PSAV Presentation Services, Tranche B
                               Term Loan (First Lien), 1/24/21                               113,674
                                                                                     ---------------
                                                                                     $     1,747,833
----------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced
                               Services -- 0.1%
        500,000       0.00     First Data Corp., 2018 New Dollar Term
                               Loan, 3/24/18                                         $       491,146
        320,308       3.50     Genpact International, Inc., Term Loan,
                               8/30/19                                                       318,306
                                                                                     ---------------
                                                                                     $       809,452
----------------------------------------------------------------------------------------------------
                               Application Software -- 0.2%
        221,504       4.25     Applied Systems, Inc., Initial Term Loan
                               (First Lien), 1/15/21                                 $       219,511
        594,000       4.25     Epiq Systems, Inc., Term Loan, 8/27/20                        593,258
        219,770       8.50     Expert Global Solutions, Inc., Term B
                               Advance (First Lien), 4/3/18                                  220,045

The accompanying notes are an integral part of these financial statements.

72 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               Application Software -- (continued)
        216,104       3.75     Infor., Tranche B-5 Term Loan (First
                               Lien), 6/3/20                                         $       211,485
        290,000       7.50     Serena Software, Inc., Term Loan,
                               4/10/20                                                       291,571
        368,872       3.50     Verint Systems, Inc., Tranche B-2 Term
                               Loan (First Lien), 9/6/19                                     367,766
         94,831       4.25     Vertafore, Inc., Term Loan (2013),
                               10/3/19                                                        94,238
                                                                                     ---------------
                                                                                     $     1,997,874
----------------------------------------------------------------------------------------------------
                               Systems Software -- 0.1%
        932,315       5.50     SafeNet, Inc., Tranche B Term Loan,
                               2/28/20                                               $       932,315
                                                                                     ---------------
                               Total Software & Services                             $     5,870,167
----------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE &
                               EQUIPMENT -- 0.2%
                               Communications Equipment -- 0.0%+
        105,000       2.73     Commscope, Inc., Tranche 3 Term Loan,
                               1/21/17                                               $       104,475
        157,500       3.25     Commscope, Inc., Tranche 4 Term Loan,
                               1/14/18                                                       156,481
                                                                                     ---------------
                                                                                     $       260,956
----------------------------------------------------------------------------------------------------
                               Electronic Equipment
                               Manufacturers -- 0.0%+
        243,694       4.50     Sensus USA, Inc., Term Loan (First Lien),
                               5/9/17                                                $       238,211
----------------------------------------------------------------------------------------------------
                               Electronic Components -- 0.2%
        409,500       6.25     FCI - Fidji Luxembourg Bc4 Sarl , Term
                               Loan, 12/19/20                                        $       412,827
        677,400       3.25     Generac Power Systems, Inc., Term Loan
                               B, 5/31/20                                                    667,019
                                                                                     ---------------
                                                                                     $     1,079,846
                                                                                     ---------------
                               Total Technology Hardware & Equipment                 $     1,579,013
----------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS &
                               SEMICONDUCTOR EQUIPMENT -- 0.1%
                               Semiconductors -- 0.1%
        299,250       3.75     Avago Technologies Ltd., Tranche B Term
                               Loan (First Lien), 4/16/21                            $       296,925
        175,289       3.25     Microsemi Corp., Term Loan (First Lien),
                               3/14/21                                                       173,463
                                                                                     ---------------
                                                                                     $       470,388
                                                                                     ---------------
                               Total Semiconductors &
                               Semiconductor Equipment                               $       470,388
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 73

----------------------------------------------------------------------------------------------------
 Principal         Floating
 Amount ($)        Rate (b)                                                          Value
----------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 0.2%
                               Integrated Telecommunication
                               Services -- 0.1%
        495,497       4.75     Securus Technologies Holdings, Inc.,
                               Initial Term Loan (First Lien), 4/30/20               $       491,574
        366,334       3.25     West Corp., B-10 Term Loan (First Lien),
                               6/30/18                                                       359,236
        196,993       3.50     Windstream Corp., Tranche B-4 Term
                               Loan, 1/8/20                                                  195,146
                                                                                     ---------------
                                                                                     $     1,045,956
----------------------------------------------------------------------------------------------------
                               Wireless Telecommunication
                               Services -- 0.1%
        239,957       4.00     Syniverse Holdings, Inc., Initial Term
                               Loan, 4/23/19                                         $       236,357
        484,761       4.00     Syniverse Holdings, Inc., Tranche B Term
                               Loan, 4/23/19                                                 476,884
                                                                                     ---------------
                                                                                     $       713,241
                                                                                     ---------------
                               Total Telecommunication Services                      $     1,759,197
----------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.4%
                               Electric Utilities -- 0.2%
      1,105,672       4.75     Atlantic Power LP, Term Loan, 2/20/21                 $     1,100,143
        528,313       3.00     Calpine Construction Finance Co. LP,
                               Term B-1 Loan, 5/3/20                                         512,793
        241,042       4.25     Star West Generation LLC, Term B
                               Advance, 3/13/20                                              239,535
                                                                                     ---------------
                                                                                     $     1,852,471
----------------------------------------------------------------------------------------------------
                               Independent Power Producers &
                               Energy Traders -- 0.2%
        441,491       4.00     Calpine Corp., Term Loan, 9/27/19                     $       438,495
        303,846       4.00     Dynegy, Inc., Tranche B-2 Term Loan,
                               4/23/20                                                       302,074
        220,870       3.75     NSG Holdings LLC, New Term Loan,
                               12/11/19                                                      218,661
        258,821       3.50     Ruby Western Pipeline Holdings LLC,
                               Term Loan, 3/27/20                                            257,041
                                                                                     ---------------
                                                                                     $     1,216,271
                                                                                     ---------------
                               Total Utilities                                       $     3,068,742
----------------------------------------------------------------------------------------------------
                               TOTAL SENIOR FLOATING RATE
                               LOAN INTERESTS
                               (Cost $127,403,982)                                   $   126,506,695
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------------------------
 Principal
 Amount ($)                                                                          Value
----------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 4.1%
                               Repurchase Agreement -- 3.8%
     31,045,000                $31,045,000 RBC Capital Markets, Inc.,
                               0.00%, dated 9/30/14 plus
                               accrued interest on 10/1/14
                               collateralized by the following:
                               $277,043 Freddie Mac Giant,4.0%,
                               2/1/23 $212,509 Federal Home Loan
                               Mortgage Corp., 3.544%, 3/1/40
                               $13,866,348 Federal National Mortgage
                               Association (ARM), 1.839-3.303%,
                               1/1/36-7/1/44 $17,310,000 Federal
                               National Mortgage Association, 3.0-5.0%,
                               9/1/26-4/1/44                                         $    31,045,000
----------------------------------------------------------------------------------------------------
                               Commercial Paper -- 0.3%
     2,025,000                 Mondelez International Inc., Commercial
                               Paper, 10/1/14 (c)                                    $     2,025,000
----------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $33,070,000)                                    $    33,070,000
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------
                               PURCHASED CALL OPTIONS -- 0.1%
                               DIVERSIFIED FINANCIALS -- 0.1%
                               Other Diversified Financial
                               Services -- 0.1%
            600                Chicago Board Options Exchange Market
                               Volatilty Index @ 13.5, 10/22/14                      $       180,000
            900                Chicago Board Options Exchange Market
                               Volatilty Index @ 13, 10/22/14                                306,000
          1,200                Chicago Board Options Exchange Market
                               Volatilty Index @ 14, 10/22/14                                315,000
----------------------------------------------------------------------------------------------------
                               TOTAL PURCHASED CALL OPTIONS
                               (Premiums paid $407,375)                              $       801,000
----------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN
                               SECURITIES -- 98.0%
                               (Cost $791,204,764) (a)                               $   792,259,965
----------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- 2.0%                    $    16,323,590
----------------------------------------------------------------------------------------------------
                               TOTAL NET ASSETS -- 100.0%                            $   808,583,555
====================================================================================================

*           Non-income producing security.

+           Rounds to less than 0.1%.

REIT        Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 75

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

REMICS      Real Estate Mortgage Investment Conduits.

(PIK)       Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2014, the value of these securities amounted to $284,723,839 or 35.2% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $792,124,591 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                                 $ 11,052,049

            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                  (10,916,675)
                                                                                        ------------
            Net unrealized appreciation                                                 $    135,374
                                                                                        ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statement -- Note 1A.

(e)         Security is in default and is non-income producing.

(f) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g)         Security represents a partially funded loan commitment.

(h) Indicates a security that has been deemed illiquid. As of September 30, 2014, the aggregate cost of illiquid securities in the Fund's portfolio was $13,726,231. As of that date, the aggregate value of illiquid securities in the Fund's portfolio of $14,454,258 represented 1.8% of total net assets.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2014 aggregated $695,931,253 and $399,800,830, respectively.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO        Euro
GBP         British Pound Sterling.
NOK         Norwegian Krone.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

------------------------------------------------------------------------------------------------------------------------
                                                                                                 Net
                                                                                Premiums         Unrealized
Notional                            Obligation                      Expiration  Paid             Appreciation
Principal ($)     Counterparty      Entity/Index          Coupon    Date        (Received)       (Depreciation)
------------------------------------------------------------------------------------------------------------------------
 (46,431,000)     ICE Clear Credit  CDX.NA.HY. (1)        5.00%     6/20/19       (3,554,873)    $    715,065
 (59,301,000)     Chicago           CDX.NA.HY. (1)        5.00%     6/20/19       (3,649,437)          22,475
                  Mercentile
                  Exchange
 (70,000,000)     ICE Clear Credit  CDX.NA.IG. (2)        1.00%     6/20/19       (1,398,134)         255,930
------------------------------------------------------------------------------------------------------------------------
                                                                                $ (8,602,444)    $    993,470
========================================================================================================================

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------
                                                                                                          Net
                                                                                             Premiums     Unrealized
Notional                            Obligation                      Credit      Expiration   Paid         Appreciation
Principal ($)(3)  Counterparty      Entity/Index          Coupon    Rating(4)   Date         (Received)   (Depreciation)
------------------------------------------------------------------------------------------------------------------------
   8,000,000      ICE               CDX.ITRAXX. (5)       5.00%     NA (6)      6/20/19      1,244,529    $(178,325)
                  Clear Credit

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------
                                                                                                          Net
                                                                                             Premiums     Unrealized
Notional                            Obligation                      Credit      Expiration   Paid         Appreciation
Principal ($)(3)  Counterparty      Entity/Index          Coupon    Rating(4)   Date         (Received)   (Depreciation)
------------------------------------------------------------------------------------------------------------------------
     250,000      J.P. Morgan       American Axle         5.00%     B+          12/20/17     (7,500)      $ 34,117
                  Securities LLC    & Manufacturing Co.,

(1)  Credit default swap is based on the Markit CDX North America High Yield
     Index.

(2) Credit default swap is based on the Markit CDX North America Investment Grade Index.

(3) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(4)  Based on Standard & Poor's rating of the issuer.

(5) Credit default swap is based on the Markit CDX Markit iTraxx Europe Crossover Index.

(6) Payment is based on percentage of the index. Referenced indicies are comprised of a number of individual issuers.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 -- quoted prices in active markets for identical securities.

   Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

   Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Notes 1A.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 77

The following is a summary of the inputs used as of September 30, 2014, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                        Level 1        Level 2          Level 3         Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds             $        --    $  24,523,073    $          --   $    24,523,073
Preferred Stocks
 Banks
    Diversified Banks                     3,799,459        1,542,562                          5,342,021
    Regional Banks                          394,105          527,812               --           921,917
Diversified Financials
 Consumer Finance                           738,428        1,609,500               --         2,347,928
Insurance
 Reinsurance                                     --               --        6,602,600         6,602,600
Real Estate
 Diversified REIT                                --          499,250               --           499,250
All Other Preferred Stocks                3,547,763               --               --         3,547,763
Convertible Preferred Stocks
 Energy
    Oil & Gas Exploration & Production      725,474          669,375               --         1,394,849
 Consumer Durables & Apparel
    Home Furnishings                             --        1,038,175               --         1,038,175
 Food, Beverage & Tobacco
    Packaged Foods & Meats                       --          840,750               --           840,750
 Diversified Financials
    Asset Management &
    Custody Banks                                --        1,739,500               --         1,739,500
All Other Convertible
Preferred Stocks                          1,953,976               --               --         1,953,976
Common Stocks
 Materials
    Diversified Metals & Mining              53,289               --               --            53,289
 Commercial Services & Supplies
    Diversified Support Services                 --            3,056               --             3,056
Asset Backed Securities                          --       25,904,003               --        25,904,003
Collateralized Mortgage Obligations              --       86,251,503               --        86,251,503
Corporate Bonds
 Diversified Financials
    Other Diversified
    Financial Services                           --        7,422,089          733,152         8,155,241
 Insurance
    Reinsurance                                  --       33,176,039       10,283,131        43,459,170
 All Other Corporate Bonds                       --      340,891,536               --       340,891,536
U.S. Government and
Agency Obligations                               --       61,517,483               --        61,517,483
Foreign Government Bonds                         --        4,981,122               --         4,981,122
Municipal Bonds                                  --        9,914,065               --         9,914,065
Senior Floating Rate Loan Interests              --      126,506,695               --       126,506,695
Purchased Call Options                      801,000               --              --            801,000
Repurchase Agreement                             --       31,045,000               --        31,045,000
Commercial Paper                                 --        2,025,000               --         2,025,000
-------------------------------------------------------------------------------------------------------
Total                                   $12,013,494    $ 762,627,588    $  17,618,883   $   792,259,965
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------
                                     Level 1         Level 2             Level 3         Total
-------------------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized appreciation on
swap contracts                       $         --    $       849,262     $         --    $      849,262
Net unrealized depreciation on
futures contracts                         (13,029)                --               --           (13,029)
Net unrealized appreciation on
forward foreign currency contracts             --            455,691               --           455,691
Total Other
-------------------------------------------------------------------------------------------------------
Financial Instruments                $    (13,029)   $     1,304,953     $         --    $    1,291,924
=======================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------
                                                            Corporate       Preferred
                                                            Bonds           Stocks           Total
-------------------------------------------------------------------------------------------------------
Balance as of 3/31/14                                       $ 4,472,652     $3,544,877      $ 8,017,529
Realized gain (loss)1                                             1,125         50,915           52,040
Change in unrealized appreciation (depreciation)2               388,279        188,316          576,595
Purchases                                                     6,214,227      3,594,400        9,808,627
Sales                                                           (60,000)      (775,908)        (835,908)
Transfers in to Level 3 *                                            --             --               --
Transfers out of Level 3 *                                           --             --               --
-------------------------------------------------------------------------------------------------------
Balance as of 9/30/14                                       $11,016,283     $6,602,600      $17,618,883
=======================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.


2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended September 30, 2014, there were no transfers between Levels 1, 2 and 3.

          Net change in unrealized appreciation (depreciation) of investments
          still held as of 9/30/14                                                     $        576,595
                                                                                       ================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 79

Statement of Assets and Liabilities | 9/30/14 (unaudited)

ASSETS:
  Investment in securities (cost $791,204,764)                             $792,259,965
  Cash                                                                       45,811,152
  Foreign currencies, at value (cost $303,627)                                  168,831
  Futures collateral                                                          3,391,819
  Swap collateral                                                             6,314,319
  Receivables --
     Investment securities sold                                               3,079,043
     Fund shares sold                                                         4,374,801
     Interest                                                                 7,404,445
     Dividends                                                                   86,971
     Due from Pioneer Investment Management, Inc.                                58,513
  Net unrealized appreciation on forward foreign currency contracts             455,691
  Net unrealized appreciation on swap contracts                                 849,262
  Variation margin on centrally cleared swap contracts                          737,925
  Variation margin on futures contracts                                         108,814
  Prepaid expenses                                                               64,588
----------------------------------------------------------------------------------------
         Total assets                                                      $865,166,139
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                       $ 41,295,499
     Fund shares repurchased                                                  7,377,960
     Dividends                                                                  315,168
     Trustee fees                                                                 1,230
  Net unrealized depreciation on futures contracts                               13,029
  Swap contracts, premiums received                                           7,365,415
  Due to affiliates                                                             133,289
  Accrued expenses                                                               80,994
----------------------------------------------------------------------------------------
         Total liabilities                                                 $ 56,582,584
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $812,039,308
  Undistributed net investment income                                         2,937,691
  Accumulated net realized loss on investments, foreign currency
     transactions, swap contracts and futures contracts                      (8,724,366)
  Net unrealized appreciation on investments                                  1,055,201
  Net unrealized depreciation on bridge and delayed draw loan commitments          (391)
  Net unrealized appreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies         439,879
  Net unrealized appreciation on swap contracts                                 849,262
  Net unrealized depreciation on futures contracts                              (13,029)
----------------------------------------------------------------------------------------
         Total net assets                                                  $808,583,555
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $146,187,121/14,816,469 shares)                        $       9.87
  Class C (based on $97,688,040/9,925,921 shares)                          $       9.84
  Class Y (based on $564,156,821/56,942,858 shares)                        $       9.91
  Class Z (based on $551,573/55,569 shares)                                $       9.93
MAXIMUM OFFERING PRICE:
  Class A ($9.87 (divided by) 95.50)                                       $      10.34
========================================================================================

The accompanying notes are an integral part of these financial statements.

80 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

Statement of Operations (unaudited)

For the Six Months Ended 9/30/14

INVESTMENT INCOME:
   Interest                                                           $   16,925,038
   Dividends                                                                 631,822
----------------------------------------------------------------------------------------------------
         Total investment income                                                       $ 17,556,860
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $    2,597,847
  Transfer agent fees and expenses
     Class A                                                                   4,502
     Class C                                                                   2,809
     Class Y                                                                   1,187
     Class Z                                                                   1,064
  Distribution fees
     Class A                                                                 214,237
     Class C                                                                 474,735
  Shareholder communications expense                                         246,046
  Administrative reimbursement                                               115,622
  Custodian fees                                                              49,265
  Registration fees                                                           76,520
  Professional fees                                                           20,462
  Printing expense                                                            20,911
  Fees and expenses of nonaffiliated Trustees                                 12,744
  Miscellaneous                                                               94,929
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  3,932,880
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                        $    (63,203)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                      $  3,869,677
----------------------------------------------------------------------------------------------------
         Net investment income                                                         $ 13,687,183
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS, BRIDGE AND
DELAYED DRAW LOAN COMMITMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                      $    3,426,350
     Swap contracts                                                       (3,710,616)
     Futures contracts                                                      (570,084)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                     21,084   $   (833,266)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                      $  (10,275,078)
     Bridge and delayed draw loan commitments                                   (391)
     Futures contracts                                                    (1,192,546)
     Swap contracts                                                        2,116,368
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                    431,039   $ (8,920,608)
----------------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts, swap contracts,
     Bridge and delayed draw loan commitments and foreign
     currency transactions                                                             $ (9,753,874)
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $  3,933,309
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 81

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  9/30/14           Year Ended
                                                                  (unaudited)       3/31/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $  13,687,183     $  17,694,609
Net realized gain (loss) on investments, futures contracts,
  swap contracts and foreign currency transactions                     (833,266)       (9,083,981)
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, swap contracts,
  bridge and delayed draw loan commitments and
  foreign currency transactions                                      (8,920,608)        6,943,180
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $   3,933,309     $  15,553,808
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.14 and $0.37 per share, respectively)           $  (2,397,477)    $  (3,450,197)
      Class C ($0.10 and $0.29 per share, respectively)                (970,035)       (1,949,895)
      Class Y ($0.15 and $0.40 per share, respectively)              (7,175,499)      (10,168,409)
      Class Z ($0.14 and $0.37 per share, respectively)                 (50,520)          (74,879)
Tax return of capital:
      Class A ($0.00 and $0.02 per share, respectively)                       --         (305,551)
      Class C ($0.00 and $0.02 per share, respectively)                       --         (190,382)
      Class Y ($0.00 and $0.02 per share, respectively)                       --         (781,222)
      Class Z ($0.00 and $0.02 per share, respectively)                       --           (8,734)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $ (10,593,531)    $ (16,929,269)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $ 342,209,831     $ 627,290,109
Reinvestment of distributions                                         8,528,420        13,444,737
Cost of shares repurchased                                         (187,487,385)     (194,409,128)
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                                   $ 163,250,866     $ 446,325,718
--------------------------------------------------------------------------------------------------
     Net increase in net assets                                   $ 156,590,644     $ 444,950,257
NET ASSETS:
Beginning of period                                                 651,992,911       207,042,654
--------------------------------------------------------------------------------------------------
End of period                                                     $ 808,583,555     $ 651,992,911
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                              $   2,937,691     $    (155,961)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

82 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

--------------------------------------------------------------------------------------------------
                                9/30/14 Shares   9/30/14 Amount
                                (unaudited)      (unaudited)        14' Shares      14' Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                      7,201,237       $  71,692,842       16,335,778     $ 161,889,972
Reinvestment of
   distributions                   222,600           2,218,302          354,467         3,501,961
Less shares repurchased         (8,805,966)        (87,910,278)      (5,195,274)      (51,276,481)
--------------------------------------------------------------------------------------------------
      Net increase
           (decrease)           (1,382,129)      $ (13,999,134)      11,494,971     $ 114,115,452
==================================================================================================
Class C
Shares sold                      2,009,614       $  19,967,418        8,324,431     $  82,614,669
Reinvestment of
   distributions                    83,607             830,566          188,284         1,853,554
Less shares repurchased         (1,392,657)        (13,844,102)      (2,161,739)      (21,337,903)
--------------------------------------------------------------------------------------------------
      Net increase                 700,564       $   6,953,882        6,350,976     $  63,130,320
==================================================================================================
Class Y
Shares sold                     24,964,585       $ 250,015,731       38,058,425     $ 378,604,997
Reinvestment of
   distributions                   543,603           5,434,696          807,578         8,006,201
Less shares repurchased         (8,152,863)        (81,544,816)     (12,281,130)     (121,615,457)
--------------------------------------------------------------------------------------------------
      Net increase              17,355,325       $ 173,905,611       26,584,873     $ 264,995,741
==================================================================================================
Class Z*
Shares sold                         53,352       $     533,840          425,812     $   4,180,471
Reinvestment of
   distributions                     4,472              44,856            8,369            83,021
Less shares repurchased           (418,381)         (4,188,189)         (18,055)         (179,287)
--------------------------------------------------------------------------------------------------
      Net increase
           (decrease)             (360,557)      $  (3,609,493)         416,126     $   4,084,205
==================================================================================================

* Class Z shares were first publicly offered on April 2, 2013.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 83

Financial Highlights

---------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended         Year        Year
                                                               9/30/14       Ended       Ended      5/2/11 to
                                                               (unaudited)   3/31/14     3/31/13    3/31/12 (a)
---------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $   9.94      $  10.04    $  9.63    $ 10.00
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.19      $   0.41    $  0.51    $  0.39
   Net realized and unrealized gain (loss) on investments         (0.12)        (0.12)      0.45      (0.36)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.07      $   0.29    $  0.96    $  0.03
---------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.14)        (0.37)   $ (0.55)   $ (0.40)
   Tax return of capital                                             --         (0.02)        --         --
---------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.14)     $  (0.39)   $ (0.55)   $ (0.40)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.07)     $  (0.10)   $  0.41    $ (0.37)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   9.87      $   9.94    $ 10.04    $  9.63
---------------------------------------------------------------------------------------------------------------
Total return*                                                      0.71%         2.95%     10.24%      0.38%(b)
Ratio of net expenses to average net assets                        1.12%**       1.19%      1.20%      1.20%**
Ratio of net investment income (loss) to average net assets        3.58%**       3.89%      5.05%      4.87%**
Portfolio turnover rate                                             120%**         95%        30%        17%
Net assets, end of period (in thousands)                       $146,187      $161,097    $47,233    $ 7,365
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  1.12%**       1.19%      1.48%      1.66%**
   Net investment income (loss)                                    3.58%**       3.89%      4.77%      4.41%**
===============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Class A shares were first publicly offered on May 2, 2011.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year       Year
                                                               9/30/14      Ended      Ended      5/2/11 to
                                                               (unaudited)  3/31/14    3/31/13    3/31/12 (a)
-------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  9.92      $ 10.02    $  9.61    $ 10.00
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.14      $  0.34    $  0.44    $  0.34
   Net realized and unrealized gain (loss) on investments        (0.12)       (0.13)      0.45      (0.40)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.02      $  0.21    $  0.89    $ (0.06)
-------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.10)     $ (0.29)   $ (0.48)   $ (0.33)
   Tax return of capital                                            --        (0.02)        --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.10)     $ (0.31)   $ (0.48)   $ (0.33)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.08)     $ (0.10)   $  0.41    $ (0.39)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.84      $  9.92    $ 10.02    $  9.61
-------------------------------------------------------------------------------------------------------------
Total return*                                                     0.22%        2.19%      9.44%     (0.47)%(b)
Ratio of net expenses to average net assets                       1.86%**      1.93%      1.95%      1.98%**
Ratio of net investment income (loss) to average net assets       2.88%**      3.18%      4.29%      4.07%**
Portfolio turnover rate                                            120%**        95%        30%        17%
Net assets, end of period (in thousands)                       $97,688      $91,491    $28,796    $ 4,501
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 1.86%**      1.93%      2.23%      2.46%**
   Net investment income (loss)                                   2.88%**      3.18%      4.01%      3.59%**
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Class C shares were first publicly offered on May 2, 2011.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 85

---------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended         Year        Year
                                                               9/30/14       Ended       Ended      5/2/11 to
                                                               (unaudited)   3/31/14     3/31/13    3/31/12 (a)
---------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $   9.98      $  10.08    $   9.66   $ 10.00
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.19      $   0.44    $   0.55   $  0.42
   Net realized and unrealized gain (loss) on investments         (0.11)        (0.12)       0.45     (0.34)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.08      $   0.32    $   1.00   $  0.08
---------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.15)     $  (0.40)   $  (0.58)  $ (0.42)
   Tax return of capital                                             --         (0.02)         --        --
---------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.15)     $  (0.42)   $  (0.58)  $ (0.42)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.07)     $  (0.10)   $   0.42   $ (0.34)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   9.91      $   9.98    $  10.08   $  9.66
---------------------------------------------------------------------------------------------------------------
Total return*                                                      0.84%         3.24%      10.69%     0.95%(b)
Ratio of net expenses to average net assets                        0.85%**       0.85%       0.85%     0.85%**
Ratio of net investment income (loss) to average net assets        3.89%**       4.24%       5.52%     5.48%**
Portfolio turnover rate                                             120%**         95%         30%       17%
Net assets, end of period (in thousands)                       $564,157      $395,245    $131,013   $41,606
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  0.88%**       0.97%       1.21%     1.30%**
   Net investment income (loss)                                    3.86%**       4.12%       5.16%     5.03%**
===============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Class Y shares were first publicly offered on May 2, 2011.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

---------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             9/30/14        4/2/13 (a)
                                                             (unaudited)    to 3/31/14
---------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                         $ 10.00        $ 10.04
---------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.46        $  0.42
  Net realized and unrealized gain (loss) on investments       (0.39)         (0.07)
---------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.07        $  0.35
---------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.14)       $ (0.37)
  Tax return of capital                                           --          (0.02)
---------------------------------------------------------------------------------------
Total distributions                                          $ (0.14)       $ (0.39)
---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.07)       $ (0.04)
---------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.93        $ 10.00
---------------------------------------------------------------------------------------
Total return*                                                   0.81%          3.69%(b)
Ratio of net expenses to average net assets                     0.97%**        1.17%**
Ratio of net investment income (loss) to average net assets     3.73%**        3.95%**
Portfolio turnover rate                                          120%**          95%
Net assets, end of period (in thousands)                     $   552        $ 4,161
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                0.97%**        1.17%**
  Net investment income (loss)                                  3.73%**        3.95%**
=======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Class Z shares were first publicly offered on April 2, 2013.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 87

Notes to Financial Statements | 9/30/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (formerly known as Pioneer Absolute Return Credit
Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Class Z shares are offered effective April 2, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

88 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 89

    At September 30, 2014, there were three securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker dealers) representing 0.3% of net assets. The value of these three fair valued securities is $2,208,752.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

90 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2014, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended March 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $15,643,380
    Return of capital                                                  1,285,889
    ----------------------------------------------------------------------------
        Total                                                        $16,929,269
    ============================================================================

    The following shows components of distributable earnings on a federal income tax basis at March 31, 2014.

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Capital loss carryforward                                      $ (6,710,013)
    Dividend Payable                                                   (382,063)
    Unrealized appreciation                                          10,296,545
    ----------------------------------------------------------------------------
        Total                                                      $  3,204,469
    ============================================================================

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 91

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency and futures contracts, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $14,713 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2014.

F.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

92 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2014 was $3,391,819. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended September 30, 2014 was $183,770,805.

    At September 30, 2014, open futures contracts were as follows:

    ----------------------------------------------------------------------------------------
                              Number of                                       Unrealized
                              Contracts        Settlement                     Appreciation
    Type                      Long/(Short)     Month        Value             (Depreciation)
    ----------------------------------------------------------------------------------------
    CBOE VIX Future              (360)          11/14       $  (5,994,000)     $ (685,117)
    CBOE VIX Future              (180)          12/14          (3,024,000)       (273,600)
    S&P 500 EMINI Future          (76)          12/14          (7,468,900)         88,730
    U.S. 5 Year Note (CBT)       (933)          12/14        (110,334,540)        318,927
    U.S. 10 Year Note (CBT)      (759)           6/14         (94,602,234)        538,031
    ----------------------------------------------------------------------------------------
       Total                                                $(221,423,674)     $  (13,029)
    ----------------------------------------------------------------------------------------

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 93

J.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

94 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    Open credit default swap contracts at September 30, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended September 30, 2014 was $8,787,727.

K.  Purchased Options

    The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the year ended September 30, 2014 was $365,946. Purchase options outstanding at period end are listed at the end of the Fund's Schedule of Investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the six months ended September 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 95

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85% of the average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the six months ended September 30, 2014 are reflected on the Statement of Operations. This expense limitation is in effect through August 1, 2016 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $63,988 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 59,689
Class C                                                                   24,339
Class Y                                                                  159,822
Class Z                                                                    2,196
--------------------------------------------------------------------------------
  Total                                                                 $246,046
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54,687 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to

96 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,614 in distribution fees payable to PFD at September 30, 2014.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2014, CDSCs in the amount of $11,017 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2014 was $7,424,176. As of September 30, 2014, outstanding forward foreign currency contracts were as follows:

--------------------------------------------------------------------------------------------
                                                                                Net
Currency               Quantity/                     Settlement   US $ Value    Unrealized
Description            Shares         Book Value     Date         at 9/30/14    Appreciation
--------------------------------------------------------------------------------------------
CAD (Canadian Dollar)     (797,216)   $  (729,503)   11/17/2014   $ (710,870)      $ 18,633
EUR (European Euro)     (3,863,320)    (5,221,834)   10/22/2014   (4,880,413)       341,421
EUR (European Euro)       (500,000)      (648,643)   10/22/2014     (631,635)        17,008
GBP (British Pound
  Sterling)               (843,887)    (1,446,067)   11/12/2014   (1,367,438)        78,629
--------------------------------------------------------------------------------------------
                                                                                   $455,691
============================================================================================

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 97

7. Bridge and Delayed Draw Loan Commitments

The Fund had the following bridge and delayed draw loan commitments outstanding as of September 30, 2014:

--------------------------------------------------------------------------------------
                                                                          Net
                                                                          Unrealized
Loan                          Shares       Cost            Value          Appreciation
--------------------------------------------------------------------------------------
W.R. Grace & Co.,             172,782      $  172,387      $  171,832     $ (555)
  Delayed Draw Term Loan
Burger King Worldwide         2,000,000     2,000,000       2,000,000         --
  Corp., Bridge Loan
The S.I. Organization,        28,104           28,104          28,268        164
  Inc., Bridge Loan
--------------------------------------------------------------------------------------
  Total                                                                   $ (391)
======================================================================================

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2014.

-------------------------------------------------------------------------------------------------------
Assets:
                                 Gross         Net
                                 Amounts       Amounts of       Gross Amounts Not Offset
                                 Offset        Assets            in the Statement of
                                 in the        Presented        Assets and Liabilities
                  Gross          Statement     in the          --------------------------
                  Amounts of     of Assets     Statement of                    Cash
                  Recognized     and           Assets and      Financial       Collateral    Net
Description       Assets         Liabilities   Liabilities     Instruments     Received      Amount
-------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $  455,691     $       --    $  455,691      $         --    $      --     $  455,691
Swap contracts     1,027,587       (178,325)      849,262                --           --        849,262
-------------------------------------------------------------------------------------------------------
                  $1,483,278     $ (178,325)   $1,304,953      $         --    $      --     $1,304,953
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Liabilities:
                                 Gross         Net
                                 Amounts       Amounts of       Gross Amounts Not Offset
                                 Offset        Assets             in the Statement of
                                 in the        Presented        Assets and Liabilities
                  Gross          Statement     in the          --------------------------
                  Amounts of     of Assets     Statement of                    Cash
                  Recognized     and           Assets and      Financial       Collateral    Net
Description       Assets         Liabilities   Liabilities     Instruments     Received      Amount
-------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $        --    $       --    $        --     $        --     $      --     $      --
Swap contracts        178,325      (178,325)            --              --            --            --
-------------------------------------------------------------------------------------------------------
                  $   178,325    $ (178,325)   $        --     $        --     $      --     $      --
-------------------------------------------------------------------------------------------------------

98 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2014 were as follows:

---------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments          Asset Derivatives 2014             Liabilities Derivatives 2014
Under Accounting             ----------------------------------------------------------------
Standards Codification       Balance Sheet                      Balance Sheet
(ASC) 815                    Location            Value          Location             Value
---------------------------------------------------------------------------------------------
Forward foreign currency     Net unrealized      $   455,691    Net unrealized       $     --
  contracts                  appreciation on                    depreciation on
                             forward foreign                    forward foreign
                             currency contracts                 currency contracts
Futures contracts*           Net unrealized      $        --    Net unrealized       $ 13,029
                             appreciation on                    depreciation on
                             futures contracts                  futures contracts
Swap contracts               Net unrealized      $   849,262    Net unrealized             --
                             appreciation on                    depreciation on
                             swap contracts                     swap contracts
---------------------------------------------------------------------------------------------
 Total                                           $ 1,304,953                         $ 13,029
=============================================================================================

* Reflects the unrealized depreciation on futures contracts (see Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2014 was as follows:

--------------------------------------------------------------------------------------------------
                                                                                   Change in
Derivatives Not                                                                    Unrealized
Accounted for as                                                Realized           Appreciation or
Hedging Instruments       Location of Gain                      Gain (Loss)        (Depreciation)
Under Accounting          or (Loss) on                          on Derivatives     on Derivatives
Standards Codification    Derivatives Recognized                Recognized         Recognized
(ASC) 815                 in Income                             in Income          in Income
--------------------------------------------------------------------------------------------------
Forward Foreign           Net realized loss on forward          $    53,880
 Exchange Contracts       foreign currency contracts
Forward Foreign           Change in unrealized appreciation                        $   449,194
 Exchange Contracts       (depreciation) on forward foreign
                          currency contracts
Futures Contracts         Net realized gain (loss) on           $  (570,084)
                          futures contracts
Futures Contracts         Change in unrealized depreciation
                          on futures contracts                                     $(1,192,546)
Swap contracts            Net realized gain (loss) on swap      $(3,710,616)
                          contracts
Swap contracts            Change in unrealized appreciation                        $ 2,116,368
                          (depreciation) on swap contracts

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 99

10. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2014, the Fund had no borrowings under the credit facility.

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending March 31, 2015. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended March 31, 2014.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending March 31, 2014 and March 31, 2013, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

100 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Dynamic Credit Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

                   Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 101 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's

102 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the

                   Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 103 management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

104 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                   Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 105

Trustees, Officers and Service Providers

Trustees                                Advisory Trustee
Thomas J. Perna, Chairman               Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                    Officers
Margaret B.W. Graham                    Lisa M. Jones, President and Chief
Marguerite A. Piret                        Executive Officer
Fred J. Ricciardi**                     Mark E. Bradley, Treasurer and
Kenneth J. Taubes                          Chief Financial Officer
                                        Christopher J. Kelley, Secretary and
                                           Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*  Ms. Monchak became a non-voting Advisory Trustee on November 10, 2014.

** Mr. Ricciardi became a Trustee on November 10, 2014.

106 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

                           This page for your notes.

                   Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14 107

                           This page for your notes.

108 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 25266-03-1114

                         Pioneer Fundamental
                         Growth Fund

--------------------------------------------------------------------------------
                         Semiannual Report | September 30, 2014
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PIGFX
                         Class B     FUNBX
                         Class C     FUNCX
                         Class K     PFGKX
                         Class R     PFGRX
                         Class Y     FUNYX
                         Class Z     PFGZX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          25

Notes to Financial Statements                                                 36

Approval of Investment Advisory Agreement                                     44

Trustees, Officers and Service Providers                                      49

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short-and long-term goals.

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 3

Portfolio Management Discussion | 9/30/14

The domestic stock market produced moderate, positive returns during the six-month period ended September 30, 2014, but not without experiencing a series of rolling, shorter-term corrections that affected different groups of stocks at different times. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the six-month period. Mr. Acheson, a senior vice president and a portfolio manager at Pioneer, and Mr. Cloonan, a senior vice president and a portfolio manager, and Co-Head of Equity Research, U.S., at Pioneer, are responsible for day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2014?

A Pioneer Fundamental Growth Fund's Class A shares returned 7.98% at net asset value during the six-month period ended September 30, 2014, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 6.69%. During the same period, the average return of the 727 mutual funds in Lipper's Large Cap Growth Funds category was 5.65%, and the average return of the 1,746 mutual funds in Morningstar's Large Growth category was 4.89%.

Q How would you describe the investment environment for equities during the six-month period ended September 30, 2014?

A On the surface, the equity market continued to rise over the full six-month period, but the final, positive performance figures masked growing volatility that affected different groups by sector and market capitalization at different times during the period. While volatility was increasing within the stock market, the domestic economy appeared to be gaining strength, with growth rates accelerating. After disappointing, negative gross domestic product (GDP) numbers in the first quarter of 2014, reported GDP rose by more than 4% in the second quarter of the calendar year. Job growth was steady, and most leading economic indicators pointed in a positive direction. Outside the U.S., however, economic signals were less positive as evidence appeared that suggested weakening growth trends in Europe, Japan, China and other emerging markets. At the same time, geopolitical

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 risks grew in the Middle East, especially with the seizure of territory by ISIS in Syria and Iraq; and in Europe, where tensions between Russia and the Ukraine continued to grow.

     When the period began in April of 2014, biotechnology and internet stocks were under pressure, but began rebounding in April and May at the same time industrials stocks fell out of favor. Stocks of small-cap companies fell into a severe correction in July that continued through the end of the period. Later on in the period, energy stocks were hit hard as investors reacted to weakening oil and other energy prices. Other groups, notably telecommunication services companies, also were affected by the rolling volatility over the period. During the full six-month period, industrials stocks were the weakest performers, with capital goods companies faring particularly poorly. Health care, in contrast, led the market, as the Standard & Poor's Health Care Index rose by more than 14%.

Q How did you position the Fund's portfolio during the six-month period ended September 30, 2014, and how did that positioning affect the Fund's performance relative to its benchmark, the Russell Index?

A The Fund performed well during the six-month period. Benchmark-relative results were aided, we believe, by our conservative investment discipline that we feel is well suited for a more volatile market environment. During the period, we emphasized investments in reasonably priced shares of larger-capitalization, higher-quality companies with consistent earnings records, solid balance sheets, and less dependence on varying cyclical changes in the economy.

     The Fund's overall sector allocations were successful and aided relative performance during the six-month period. Relative to the Russell Index, the portfolio was overweight in health care, the best-performing sector during the period; at the same time, stock selection results within health care were very positive. In addition to having higher exposure to health care, the Fund was overweight in consumer staples, which outperformed most other market sectors. In contrast, the Fund had a lower exposure than the Russell Index in consumer discretionary, and that positioning also aided performance as the sector underperformed the market over the six-month period.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 5

     One sector allocation decision that was less successful during the period was a portfolio underweight to information technology, which was a fairly strong performer; stock selection results within information technology also lagged and detracted from the Fund's relative returns.

Q What were some of the individual portfolio holdings that affected the Fund's results during the six-month period ended September 30, 2014?

A The top four individual contributors to the Fund's benchmark-relative performance during the six-month period were portfolio positions in the health care sector. The holdings included two companies whose stocks gained in value when other corporations made acquisition offers: specialty health care company Allergan, and health care supply company Covidien. The other two portfolio holdings in health care that added significantly to the Fund's performance were biotechnology corporations with strong pipelines of new products: Gilead Sciences, which has introduced prominent drugs for the treatment of Hepatitis C and HIV infections; and Celgene, which is involved in developing drugs for the treatment of cancer and immune-and inflammatory-related diseases.

     In the consumer discretionary sector, the Fund's position in media and production company Time Warner was particularly successful and contributed to performance during the six-month period. Time Warner is a leading producer of content for both television programs and motion pictures, and also owns several successful cable networks, including TBS, TNT and HBO. The value of Time Warner's franchises was underscored when the company received an acquisition offer in July from Twenty-First Century Fox. The board of directors of Time Warner rejected the offer from Fox, stating that it believes Time Warner will deliver more value for shareholders by continuing to execute its strategic plan and remaining an independent company. Another outperforming Fund position in consumer discretionary was hardware retailer Home Depot, which was the beneficiary of a pick-up in the housing market and an increase in home remodeling activity.

     Within the information technology sector, the Fund's position in Microsoft performed well. The corporation underwent a change in management, which was well received by the market. This occurred at the same time that the market for Microsoft's software products for personal computers showed more strength than investors had anticipated.

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

     Positions that detracted from the Fund's benchmark-relative returns during the period included shares of three companies in the industrials sector:
     United Technologies, Cummins, and Precision Castparts. We retained the Fund's positions in the three companies, as all were victimized by the slowdown in global economic growth trends during the period, rather than by any company-specific missteps. Another Fund holding that was a noteworthy disappointment during the period was technology company Xilinx. One of the company's areas of emphasis is the production of semiconductors used in the infrastructure of wireless communication systems. Unfortunately, Xilinx's biggest market is in China, where the expansion of the latest generation of communications networks has proceeded more slowly than anticipated, thus cutting into the company's earnings outlook.

Q Did you make any notable changes to the Fund's portfolio during the six-month period ended September 30, 2014?

A    We added three new positions to the portfolio during the period:
     International Flavors & Fragrances, Johnson & Johnson, and Lorillard. We found International Flavors & Fragrances attractive because of its stable, predictable business, which involves the sale of substances used to add flavors or fragrances to many food, beverage and consumer cosmetic products. The corporation, which counts thousands of companies among its customers, has recently been enjoying good growth in the emerging markets. Johnson & Johnson, the diversified health care products and pharmaceutical company, has a strong roster of new pharmaceutical products in its pipeline. Tobacco products company Lorillard, meanwhile, was attractive to us because of the stability of its domestically-oriented business.

     During the six-month period, we eliminated two Fund positions: consumer products company Procter & Gamble and tobacco products company Philip Morris International. Procter & Gamble's growth has been slowing as many of its leading products have faced intensified competition. Philip Morris International has encountered new challenges in some of its foreign markets; meanwhile, the company's foreign currency exposure has become problematic as the U.S. dollar has strengthened.

Q    What is your investment outlook?

A We think volatility in the stock market may remain elevated, particularly over the near term. One reason is that the U.S. Federal Reserve System (the
     Fed) has withdrawn some of its monetary stimulus by tapering back and eventually ending (after period end) its monthly bond purchases.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 7

     Weakening global growth trends and rising geopolitical tensions also may cause unease in many investors' minds and contribute to sudden spikes in market volatility.

     Over the longer term, however, we still see reasons for optimism for the domestic equity market, especially for the better-quality companies that we favor holding in the Fund's portfolio. The Fed continues to maintain an overall accommodative monetary posture, and we think it unlikely that the domestic economy will fall back into recession. Equities still appear attractive relative to other asset classes, including bonds and commodities. Domestic corporate balance sheets remain solid and feature relatively little leverage, or debt, and cash flows are still strong.

     We think it is reasonable to expect more muted performance from equities going forward, punctuated by periods of greater volatility. In that environment, companies with stable earnings and less debt should be able to outperform lower-quality companies during a more volatile period featuring somewhat subdued global economic growth. We think the Fund is well positioned to navigate through choppier market conditions because of our consistent emphasis on holding better-quality stocks and our concerns about controlling risk.

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Please refer to the Schedule of Investments on pages 21-24 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 9

Portfolio Summary | 9/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         97.2%
International Common Stocks                                                 2.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     27.0%
Health Care                                                                21.5%
Consumer Discretionary                                                     13.7%
Industrials                                                                12.6%
Consumer Staples                                                           11.7%
Materials                                                                   5.6%
Energy                                                                      5.0%
Financials                                                                  2.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Apple, Inc.                                                          5.90%
--------------------------------------------------------------------------------
 2.   Microsoft Corp.                                                      5.38
--------------------------------------------------------------------------------
 3.   Gilead Sciences, Inc.                                                4.21
--------------------------------------------------------------------------------
 4.   CVS Health Corp.                                                     3.66
--------------------------------------------------------------------------------
 5.   MasterCard, Inc.                                                     3.55
--------------------------------------------------------------------------------
 6.   Allergan, Inc.                                                       3.53
--------------------------------------------------------------------------------
 7.   Thermo Fisher Scientific, Inc.                                       3.52
--------------------------------------------------------------------------------
 8.   United Technologies Corp.                                            3.49
--------------------------------------------------------------------------------
 9.   The Home Depot, Inc.                                                 3.48
--------------------------------------------------------------------------------
10.   Celgene Corp.                                                        3.37
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Prices and Distributions | 9/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class               9/30/14              3/31/14
--------------------------------------------------------------------------------
             A                 $  17.99             $  16.66
--------------------------------------------------------------------------------
             B*                $  16.62             $  15.48
--------------------------------------------------------------------------------
             C                 $  16.85             $  15.66
--------------------------------------------------------------------------------
             K                 $  18.00             $  16.64
--------------------------------------------------------------------------------
             R                 $  17.79             $  16.50
--------------------------------------------------------------------------------
             Y                 $  18.13             $  16.77
--------------------------------------------------------------------------------
             Z                 $  17.98             $  16.64
--------------------------------------------------------------------------------

Distributions per Share: 4/1/14-9/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Short-Term      Long-Term
           Class        Dividends   Capital Gains   Capital Gains
--------------------------------------------------------------------------------
             A            $  --          $  --          $  --
--------------------------------------------------------------------------------
             B*           $  --          $  --          $  --
--------------------------------------------------------------------------------
             C            $  --          $  --          $  --
--------------------------------------------------------------------------------
             K            $  --          $  --          $  --
--------------------------------------------------------------------------------
             R            $  --          $  --          $  --
--------------------------------------------------------------------------------
             Y            $  --          $  --          $  --
--------------------------------------------------------------------------------
             Z            $  --          $  --          $  --
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-18.

*    NOTE: Class B shares converted to Class A shares on November 10, 2014.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 11

Performance Update | 9/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                      Net                 Public              Russell
                      Asset               Offering            1000
                      Value               Price               Growth
Period                (NAV)               (POP)               Index
--------------------------------------------------------------------------------
10 Years               9.65%               9.00%               8.94%
5 Years               15.46               14.11               16.50
1 Year                19.57               12.67               19.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                       Gross              Net
--------------------------------------------------------------------------------
                       1.13%              1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Fundamental Growth Fund      Russell 1000 Growth Index
9/30/2004         $  9,425                             $ 10,000
9/30/2005         $ 11,167                             $ 11,159
9/30/2006         $ 11,673                             $ 11,833
9/30/2007         $ 13,592                             $ 14,123
9/30/2008         $ 11,464                             $ 11,174
9/30/2009         $ 11,536                             $ 10,967
9/30/2010         $ 12,518                             $ 12,355
9/30/2011         $ 13,195                             $ 12,821
9/30/2012         $ 17,002                             $ 16,564
9/30/2013         $ 19,798                             $ 19,757
9/30/2014         $ 23,672                             $ 23,540

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Performance Update | 9/30/14                                     Class B Shares*

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                              Russell
                                                              1000
                       If                 If                  Growth
Period                 Held               Redeemed            Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005              7.60%              7.60%               8.54%
5 Years                14.30              14.30               16.50
1 Year                 18.29              14.29               19.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                       Gross              Net
--------------------------------------------------------------------------------
                       2.18%              2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Fundamental Growth Fund      Russell 1000 Growth Index
12/31/2005        $ 10,000                             $ 10,000
9/30/2006         $ 10,341                             $ 10,297
9/30/2007         $ 11,947                             $ 12,290
9/30/2008         $  9,978                             $  9,724
9/30/2009         $  9,952                             $  9,544
9/30/2010         $ 10,688                             $ 10,751
9/30/2011         $ 11,176                             $ 11,158
9/30/2012         $ 14,242                             $ 14,414
9/30/2013         $ 16,417                             $ 17,192
9/30/2014         $ 19,419                             $ 20,484

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*    NOTE: Class B shares converted to Class A shares on November 10, 2014.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 13

Performance Update | 9/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                              Russell
                                                              1000
                       If                 If                  Growth
Period                 Held               Redeemed            Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005              7.76%              7.76%               8.54%
5 Years                14.57              14.57               16.50
1 Year                 18.66              18.66               19.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Fundamental Growth Fund      Russell 1000 Growth Index
12/31/2005        $ 10,000                             $ 10,000
9/30/2006         $ 10,331                             $ 10,297
9/30/2007         $ 11,936                             $ 12,290
9/30/2008         $  9,978                             $  9,724
9/30/2009         $  9,963                             $  9,544
9/30/2010         $ 10,719                             $ 10,751
9/30/2011         $ 11,217                             $ 11,158
9/30/2012         $ 14,335                             $ 14,414
9/30/2013         $ 16,572                             $ 17,192
9/30/2014         $ 19,665                             $ 20,484

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Performance Update | 9/30/14                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                              Russell
                                                              1000
                       If                 If                  Growth
Period                 Held               Redeemed            Index
--------------------------------------------------------------------------------
10 Years                9.72%              9.72%               8.94%
5 Years                15.62              15.62               16.50
1 Year                 19.97              19.97               19.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Fundamental Growth Fund      Russell 1000 Growth Index
9/30/2004         $ 10,000                             $ 10,000
9/30/2005         $ 11,849                             $ 11,159
9/30/2006         $ 12,386                             $ 11,833
9/30/2007         $ 14,422                             $ 14,123
9/30/2008         $ 12,164                             $ 11,174
9/30/2009         $ 12,240                             $ 10,967
9/30/2010         $ 13,282                             $ 12,355
9/30/2011         $ 14,000                             $ 12,821
9/30/2012         $ 18,040                             $ 16,564
9/30/2013         $ 21,078                             $ 19,757
9/30/2014         $ 25,288                             $ 23,540

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 15

Performance Update | 9/30/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                              Russell
                                                              1000
                       If                 If                  Growth
Period                 Held               Redeemed            Index
-------------------------------------------------------------------------------
10 Years                9.57%              9.57%               8.94%
5 Years                15.30              15.30               16.50
1 Year                 19.24              19.24               19.15
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Fundamental Growth Fund      Russell 1000 Growth Index
9/30/2004         $ 10,000                             $ 10,000
9/30/2005         $ 11,849                             $ 11,159
9/30/2006         $ 12,386                             $ 11,833
9/30/2007         $ 14,422                             $ 14,123
9/30/2008         $ 12,164                             $ 11,174
9/30/2009         $ 12,240                             $ 10,967
9/30/2010         $ 13,282                             $ 12,355
9/30/2011         $ 14,000                             $ 12,821
9/30/2012         $ 18,013                             $ 16,564
9/30/2013         $ 20,915                             $ 19,757
9/30/2014         $ 24,939                             $ 23,540

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Performance Update | 9/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                              Russell
                                                              1000
                       If                 If                  Growth
Period                 Held               Redeemed            Index
-------------------------------------------------------------------------------
10 Years                9.86%              9.86%               8.94%
5 Years                15.85              15.85               16.50
1 Year                 19.89              19.89               19.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Fundamental Growth Fund      Russell 1000 Growth Index
9/30/2004         $   5,000,000                        $   5,000,000
9/30/2005         $   5,924,459                        $   5,579,803
9/30/2006         $   6,192,812                        $   5,916,590
9/30/2007         $   7,211,101                        $   7,061,693
9/30/2008         $   6,081,816                        $   5,587,324
9/30/2009         $   6,137,748                        $   5,483,791
9/30/2010         $   6,677,728                        $   6,177,584
9/30/2011         $   7,078,520                        $   6,410,998
9/30/2012         $   9,148,080                        $   8,282,250
9/30/2013         $  10,681,409                        $   9,878,628
9/30/2014         $  12,806,063                        $  11,770,145

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 17

Performance Update | 9/30/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                              Russell
                                                              1000
                       If                 If                  Growth
Period                 Held               Redeemed            Index
--------------------------------------------------------------------------------
10 Years                9.70%              9.70%               8.94%
5 Years                15.58              15.58               16.50
1 Year                 19.73              19.73               19.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                       Gross              Net
--------------------------------------------------------------------------------
                       0.99%              0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Fundamental Growth Fund     Russell 1000 Growth Index
9/30/2004         $ 10,000                            $ 10,000
9/30/2005         $ 11,849                            $ 11,159
9/30/2006         $ 12,386                            $ 11,833
9/30/2007         $ 14,422                            $ 14,123
9/30/2008         $ 12,164                            $ 11,174
9/30/2009         $ 12,240                            $ 10,967
9/30/2010         $ 13,282                            $ 12,355
9/30/2011         $ 14,000                            $ 12,821
9/30/2012         $ 18,053                            $ 16,564
9/30/2013         $ 21,087                            $ 19,757
9/30/2014         $ 25,248                            $ 23,540

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 2, 2012, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 2, 2012, would have been higher than that shown. For the period beginning April 2, 2012, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2014 through September 30, 2014.

-------------------------------------------------------------------------------------------------
Share Class               A           B          C         K          R          Y          Z
-------------------------------------------------------------------------------------------------
Beginning Account     $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 4/1/14
-------------------------------------------------------------------------------------------------
Ending Account        $1,079.80  $1,073.60  $1,076.00  $1,081.70  $1,078.20  $1,081.10  $1,080.50
Value (after expenses)
on 9/30/14
-------------------------------------------------------------------------------------------------
Expenses Paid         $    5.68  $   11.12  $    9.32  $    3.60  $    7.29  $    4.12  $    4.69
During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 2.15%, 1.79%, 0.69% 1.40%, 0.79% and 0.90% for Class A, Class B, Class C, Class K,
     Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2014 through September 30, 2014.

-------------------------------------------------------------------------------------------------
Share Class               A           B         C          K          R          Y          Z
-------------------------------------------------------------------------------------------------
Beginning Account     $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 4/1/14
-------------------------------------------------------------------------------------------------
Ending Account        $1,019.60  $1,014.34  $1,016.09  $1,021.61  $1,018.05  $1,021.11  $1,020.56
Value (after expenses)
on 9/30/14
-------------------------------------------------------------------------------------------------
Expenses Paid         $    5.52  $   10.81  $    9.05  $    3.50  $    7.08  $    4.00  $    4.56
During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 2.15%, 1.79%, 0.69% 1.40%, 0.79% and 0.90% for Class A, Class B, Class C, Class K,
     Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Schedule of Investments | 9/30/14 (unaudited)

----------------------------------------------------------------------------------
Shares                                                             Value
----------------------------------------------------------------------------------
             COMMON STOCKS -- 98.0%
             ENERGY -- 4.9%
             Oil & Gas Equipment & Services -- 2.9%
  537,413    Schlumberger, Ltd.                                    $    54,649,528
----------------------------------------------------------------------------------
             Integrated Oil & Gas -- 0.9%
  188,351    Occidental Petroleum Corp.                            $    18,109,949
----------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 1.1%
  615,774    Cabot Oil & Gas Corp.                                 $    20,129,652
                                                                   ---------------
             Total Energy                                          $    92,889,129
----------------------------------------------------------------------------------
             MATERIALS -- 5.5%
             Fertilizers & Agricultural Chemicals -- 1.2%
  206,058    Monsanto Co.                                          $    23,183,586
----------------------------------------------------------------------------------
             Industrial Gases -- 1.0%
  142,809    Praxair, Inc.                                         $    18,422,361
----------------------------------------------------------------------------------
             Specialty Chemicals -- 3.3%
  350,790    Ecolab, Inc.                                          $    40,281,216
  231,323    International Flavors & Fragrances, Inc.                   22,179,249
                                                                   ---------------
                                                                   $    62,460,465
                                                                   ---------------
             Total Materials                                       $   104,066,412
----------------------------------------------------------------------------------
             CAPITAL GOODS -- 10.9%
             Aerospace & Defense -- 5.2%
  141,492    Precision Castparts Corp.                             $    33,516,625
  613,039    United Technologies Corp.                                  64,736,918
                                                                   ---------------
                                                                   $    98,253,543
----------------------------------------------------------------------------------
             Industrial Conglomerates -- 3.2%
  424,295    3M Co.                                                $    60,114,116
----------------------------------------------------------------------------------
             Construction & Farm Machinery & Heavy Trucks -- 1.3%
  194,780    Cummins, Inc.                                         $    25,707,064
----------------------------------------------------------------------------------
             Trading Companies & Distributors -- 1.2%
   89,171    WW Grainger, Inc.                                     $    22,439,882
                                                                   ---------------
             Total Capital Goods                                   $   206,514,605
----------------------------------------------------------------------------------
             TRANSPORTATION -- 1.5%
             Air Freight & Logistics -- 1.5%
  292,548    United Parcel Service, Inc. (Class B)                 $    28,754,543
                                                                   ---------------
             Total Transportation                                  $    28,754,543
----------------------------------------------------------------------------------
             CONSUMER SERVICES -- 2.8%
             Restaurants -- 2.8%
  712,989    Starbucks Corp.                                       $    53,802,150
                                                                   ---------------
             Total Consumer Services                               $    53,802,150
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 21

----------------------------------------------------------------------------------
Shares                                                             Value
----------------------------------------------------------------------------------
             MEDIA -- 5.2%
             Movies & Entertainment -- 5.2%
  649,560    The Walt Disney Co.                                   $    57,830,327
  529,784    Time Warner, Inc.                                          39,845,055
                                                                   ---------------
                                                                   $    97,675,382
                                                                   ---------------
             Total Media                                           $    97,675,382
----------------------------------------------------------------------------------
             RETAILING -- 5.5%
             Apparel Retail -- 2.1%
  527,679    Ross Stores, Inc.                                     $    39,881,979
----------------------------------------------------------------------------------
             Home Improvement Retail -- 3.4%
  705,168    The Home Depot, Inc.                                  $    64,692,112
                                                                   ---------------
             Total Retailing                                       $   104,574,091
----------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 3.6%
             Drug Retail -- 3.6%
  854,073    CVS Health Corp.                                      $    67,975,670
                                                                   ---------------
             Total Food & Staples Retailing                        $    67,975,670
----------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 4.7%
             Soft Drinks -- 2.1%
  423,243    PepsiCo., Inc.                                        $    39,399,691
----------------------------------------------------------------------------------
             Tobacco -- 2.6%
  824,236    Lorillard, Inc.                                       $    49,379,979
                                                                   ---------------
             Total Food, Beverage & Tobacco                        $    88,779,670
----------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 3.3%
             Household Products -- 1.9%
  555,306    Colgate-Palmolive Co.                                 $    36,217,057
----------------------------------------------------------------------------------
             Personal Products -- 1.4%
  347,545    The Estee Lauder Companies, Inc.                      $    25,968,562
                                                                   ---------------
             Total Household & Personal Products                   $    62,185,619
----------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 4.7%
             Health Care Equipment -- 2.7%
  587,365    Covidien Plc                                          $    50,812,946
----------------------------------------------------------------------------------
             Health Care Services -- 2.0%
  547,465    Express Scripts Holding Co.*                          $    38,667,453
                                                                   ---------------
             Total Health Care Equipment & Services                $    89,480,399
----------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY &
             LIFE SCIENCES -- 16.4%
             Biotechnology -- 8.2%
  660,598    Celgene Corp.*                                        $    62,611,478
  733,808    Gilead Sciences, Inc.*                                     78,113,862
  122,886    Vertex Pharmaceuticals, Inc.*                              13,801,327
                                                                   ---------------
                                                                   $   154,526,667
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

----------------------------------------------------------------------------------
Shares                                                             Value
----------------------------------------------------------------------------------
             Pharmaceuticals -- 4.8%
  367,405    Allergan, Inc.                                        $    65,467,897
  237,993    Johnson & Johnson                                          25,367,674
                                                                   ---------------
                                                                   $    90,835,571
----------------------------------------------------------------------------------
             Life Sciences Tools & Services -- 3.4%
  536,573    Thermo Fisher Scientific, Inc.                        $    65,300,934
                                                                   ---------------
             Total Pharmaceuticals, Biotechnology & Life Sciences  $   310,663,172
----------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 2.5%
             Specialized Finance -- 2.5%
  241,861    Intercontinental Exchange, Inc.                       $    47,174,988
                                                                   ---------------
             Total Diversified Financials                          $    47,174,988
----------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 13.3%
             Internet Software & Services -- 4.5%
   74,302    Google, Inc. (Class A)*                               $    43,720,040
   74,302    Google, Inc. (Class C)                                     42,899,003
                                                                   ---------------
                                                                   $    86,619,043
----------------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 3.5%
  891,992    MasterCard, Inc.                                      $    65,936,049
----------------------------------------------------------------------------------
             Systems Software -- 5.3%
2,155,039    Microsoft Corp.                                       $    99,907,608
                                                                   ---------------
             Total Software & Services                             $   252,462,700
----------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 10.7%
             Communications Equipment -- 2.8%
  701,913    Qualcomm, Inc.                                        $    52,482,035
----------------------------------------------------------------------------------
             Technology Hardware, Storage & Peripherals -- 7.9%
1,087,636    Apple, Inc.                                           $   109,579,325
1,415,749    EMC Corp.                                                  41,424,816
                                                                   ---------------
                                                                   $   151,004,141
                                                                   ---------------
             Total Technology Hardware & Equipment                 $   203,486,176
----------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%
             Semiconductors -- 2.5%
  390,216    Analog Devices, Inc.                                  $    19,311,790
  640,249    Xilinx, Inc.                                               27,114,545
                                                                   ---------------
                                                                   $    46,426,335
                                                                   ---------------
             Total Semiconductors & Semiconductor Equipment        $    46,426,335
----------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $1,296,102,240)                                 $ 1,856,911,041
----------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 98.0%
             (Cost $1,296,102,240) (a)                             $ 1,856,911,041
----------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 2.0%                    $    38,394,256
----------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                            $ 1,895,305,297
==================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 23

*    Non-income producing security.

(a) At September 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,298,453,703 was as follows:

    Aggregate gross unrealized appreciation for all investments in
     which there is an excess of value over tax cost               $   559,961,092

    Aggregate gross unrealized depreciation for all investments in
     which there is an excess of tax cost over value               $    (1,503,754)
                                                                   ---------------
    Net unrealized appreciation                                    $   558,457,338
                                                                   ===============

Purchases and sales (excluding temporary cash investments) for the six months ended September 30, 2014 aggregated $152,915,291 and $136,626,058, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities.

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Notes 1A.

The following is a summary of the inputs used as of September 30, 2014, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                  Level 1             Level 2      Level 3      Total
--------------------------------------------------------------------------------
Common Stocks     $ 1,856,911,041     $     --     $    --      $ 1,856,911,041
--------------------------------------------------------------------------------
Total             $ 1,856,911,041     $     --     $    --      $ 1,856,911,041
================================================================================

During the six months ended September 30, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Statement of Assets and Liabilities | 9/30/14 (unaudited)

ASSETS:
  Investment in securities (cost $1,296,102,240)                 $ 1,856,911,041
  Cash                                                                47,541,112
  Receivables --
     Fund shares sold                                                  7,057,739
     Dividends and interest                                              776,889
     Due from Pioneer Investment Management, Inc.                        255,711
  Prepaid expenses                                                        65,887
---------------------------------------------------------------------------------
        Total assets                                             $ 1,912,608,379
---------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                             $    13,986,665
     Fund shares repurchased                                           2,654,221
  Due to affiliates                                                      601,462
  Trustee fees                                                             4,127
  Accrued expenses                                                        56,607
---------------------------------------------------------------------------------
        Total liabilities                                        $    17,303,082
---------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                $ 1,280,160,028
  Undistributed net investment income                                  5,598,180
  Accumulated net realized gain on investments                        48,738,288
  Net unrealized appreciation on investments                         560,808,801
---------------------------------------------------------------------------------
        Total net assets                                         $ 1,895,305,297
=================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $658,779,247/36,629,369 shares)              $         17.99
  Class B (based on $2,949,360/177,425 shares)                   $         16.62
  Class C (based on $190,746,140/11,321,516 shares)              $         16.85
  Class K (based on $44,227,308/2,456,528 shares)                $         18.00
  Class R (based on $47,183,740/2,652,332 shares)                $         17.79
  Class Y (based on $949,028,581/52,335,164 shares)              $         18.13
  Class Z (based on $2,390,921/132,985 shares)                   $         17.98
MAXIMUM OFFERING PRICE:
  Class A ($17.99 (divided by) 94.25%)                           $         19.09
=================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 25

Statement of Operations (unaudited)

For the Six Months Ended 9/30/14

INVESTMENT INCOME:
  Dividends                                         $ 13,032,273
  Interest                                                 4,540
---------------------------------------------------------------------------------
         Total investment income                                   $  13,036,813
=================================================================================
EXPENSES:
  Management fees                                   $  5,696,862
  Transfer agent fees
     Class A                                             116,969
     Class B                                               4,587
     Class C                                              19,059
     Class K                                                 243
     Class R                                               7,708
     Class Y                                               4,342
     Class Z                                                 601
  Distribution fees
     Class A                                             826,103
     Class B                                              14,791
     Class C                                             914,880
     Class R                                             109,817
  Shareholder communications expense                   1,242,963
  Administrative reimbursements                          273,798
  Custodian fees                                          12,030
  Registration fees                                      120,582
  Professional fees                                       51,396
  Printing expense                                        15,368
  Fees and expenses of nonaffiliated Trustees             40,910
  Miscellaneous                                            7,135
---------------------------------------------------------------------------------
     Total expenses                                                $   9,480,144
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                         (258,786)
---------------------------------------------------------------------------------
     Net expenses                                                  $   9,221,358
---------------------------------------------------------------------------------
         Net investment income                                     $   3,815,455
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                 $  25,624,178
  Change in net unrealized appreciation on investments             $ 108,422,009
---------------------------------------------------------------------------------
  Net gain on investments                                          $ 134,046,187
---------------------------------------------------------------------------------
  Net increase in net assets resulting from operations             $ 137,861,642
=================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            9/30/14           Year Ended
                                                            (unaudited)       3/31/14
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $    3,815,455    $      7,369,044
Net realized gain on investments                                25,624,178          57,722,432
Change in net unrealized appreciation on investments           108,422,009         204,361,102
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  137,861,642    $    269,452,578
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.00 and $0.06 per share, respectively)     $           --    $     (2,482,445)
      Class B ($0.00 and $0.00 per share, respectively)                 --                  --
      Class C ($0.00 and $0.00 per share, respectively)                 --                  --
      Class K ($0.00 and $0.11 per share, respectively)                 --            (146,526)
      Class R ($0.00 and $0.08 per share, respectively)                 --            (173,280)
      Class Y ($0.00 and $0.09 per share, respectively)                 --          (3,986,805)
      Class Z ($0.00 and $0.10 per share, respectively)                 --              (8,022)
Net realized gain:
      Class A ($0.00 and $0.62 per share, respectively)                 --         (23,244,470)
      Class B ($0.00 and $0.62 per share, respectively)                               (129,871)
      Class C ($0.00 and $0.62 per share, respectively)                 --          (6,228,073)
      Class K ($0.00 and $0.62 per share, respectively)                 --            (113,809)
      Class R ($0.00 and $0.62 per share, respectively)                 --          (1,283,428)
      Class Y ($0.00 and $0.62 per share, respectively)                 --         (27,940,201)
      Class Z ($0.00 and $0.62 per share, respectively)                 --             (45,158)
-----------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $           --    $    (65,782,088)
===============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  282,931,676    $    923,358,524
Reinvestment of distributions                                           --          57,739,778
Cost of shares repurchased                                    (263,993,299)       (536,288,335)
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $   18,938,377    $    444,809,967
-----------------------------------------------------------------------------------------------
      Net increase in net assets                            $  156,800,019    $    648,480,457
NET ASSETS:
Beginning of period                                          1,738,505,278       1,090,024,821
-----------------------------------------------------------------------------------------------
End of period                                               $1,895,305,297    $  1,738,505,278
-----------------------------------------------------------------------------------------------
Undistributed net investment income                         $    5,598,180    $      1,782,725
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 27

--------------------------------------------------------------------------------------------------
                                '14 Shares       '14 Amount
                                (unaudited)      (unaudited)       '14 Shares      '14 Amount
--------------------------------------------------------------------------------------------------
CLASS A
Shares sold                        4,969,161     $   86,483,943     22,110,498     $  346,917,913
Reinvestment of distributions             --                 --      1,445,202         23,486,413
Less shares repurchased           (7,029,589)      (122,587,904)   (15,339,964)      (246,637,720)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)     (2,060,428)    $  (36,103,961)     8,215,736     $  123,766,606
==================================================================================================
CLASS B
Shares sold or exchanged              24,009     $      392,068         56,558     $      831,773
Reinvestment of distributions             --                 --          7,658            115,401
Less shares repurchased              (48,477)          (776,897)       (95,005)        (1,394,313)
--------------------------------------------------------------------------------------------------
      Net decrease                   (24,468)    $     (384,829)       (30,789)    $     (447,139)
==================================================================================================
CLASS C
Shares sold                        1,236,694     $   20,282,405      5,540,882     $   81,669,738
Reinvestment of distributions             --                 --        316,242          4,816,358
Less shares repurchased           (1,062,708)       (17,336,919)    (1,298,988)       (19,542,874)
--------------------------------------------------------------------------------------------------
      Net increase                   173,986     $    2,945,486      4,558,136     $   66,943,222
==================================================================================================
CLASS K
Shares sold                          690,985     $   12,443,700      1,986,520     $   32,284,562
Reinvestment of distributions             --                 --         15,892            260,335
Less shares repurchased             (127,402)        (2,206,362)      (110,215)        (1,803,586)
--------------------------------------------------------------------------------------------------
      Net increase                   563,583     $   10,237,338      1,892,197     $   30,741,311
==================================================================================================
CLASS R
Shares sold                          508,440     $    8,805,898      2,505,292     $   39,892,360
Reinvestment of distributions             --                 --         81,110          1,308,812
Less shares repurchased             (322,705)        (5,559,500)      (290,813)        (4,679,817)
--------------------------------------------------------------------------------------------------
      Net increase                   185,735     $    3,246,398      2,295,589     $   36,521,355
=================================================================================================
CLASS Y
Shares sold                        8,685,806     $  153,552,559     26,560,882     $  420,549,032
Reinvestment of distributions             --                 --      1,691,243         27,699,278
Less shares repurchased           (6,599,821)      (115,420,872)   (16,761,997)      (262,173,534)
--------------------------------------------------------------------------------------------------
      Net increase                 2,085,985     $   38,131,687     11,490,128     $  186,074,776
==================================================================================================
CLASS Z
Shares sold                           54,482     $      971,103         78,674     $    1,213,146
Reinvestment of distributions             --                 --          3,266             53,181
Less shares repurchased               (5,882)          (104,845)        (3,510)           (56,491)
--------------------------------------------------------------------------------------------------
      Net increase                    48,600     $      866,258         78,430     $    1,209,836
==================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year       Year       Year       Year       Year
                                                           9/30/14       Ended      Ended      Ended      Ended      Ended
                                                           (unaudited)   3/31/14    3/31/13    3/31/12    3/31/11    3/31/10
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $   16.66     $  14.33   $  13.23   $  11.86   $  10.96   $   8.25
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $    0.03     $   0.06   $   0.07   $   0.02   $   0.03   $   0.02
   Net realized and unrealized gain (loss) on investments       1.30         2.95       1.20       1.68       1.17       3.29
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   investment operations                                   $    1.33     $   3.01   $   1.27   $   1.70   $   1.20   $   3.31
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $      --     $  (0.06)  $  (0.06)  $  (0.03)  $  (0.02)  $  (0.02)
   Net realized gain                                              --        (0.62)     (0.11)     (0.30)     (0.28)     (0.58)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $      --     $  (0.68)  $  (0.17)  $  (0.33)  $  (0.30)  $  (0.60)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $    1.33     $   2.33   $   1.10   $   1.37   $   0.90   $   2.71
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   17.99     $  16.66   $  14.33   $  13.23   $  11.86   $  10.96
===============================================================================================================================
Total return*                                                   7.98%       21.16%      9.64%     14.84%     11.23%     40.50%
Ratio of net expenses to average net assets                     1.09%**      1.08%      1.09%      1.19%      1.25%      1.25%
Ratio of net investment income (loss) to average
   net assets                                                   0.35%**      0.46%      0.54%      0.28%      0.25%      0.14%
Portfolio turnover rate                                           15%**        21%        28%        16%        18%        45%
Net assets, end of period (in thousands)                   $ 658,779     $644,527   $436,682   $346,987   $123,305   $117,218
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees
   paid indirectly:
   Total expenses                                               1.14%**      1.13%      1.20%      1.19%      1.28%      1.47%
   Net investment income (loss)                                 0.30%**      0.41%      0.43%      0.28%      0.22%     (0.07)%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 29

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year       Year         Year       Year         Year
                                                           9/30/14       Ended      Ended        Ended      Ended        Ended
                                                           (unaudited)   3/31/14    3/31/13      3/31/12    3/31/11      3/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $  15.48      $ 13.45    $ 12.50      $ 11.30    $ 10.53      $  8.01
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $  (0.10)     $ (0.09)   $ (0.07)(a)  $ (0.09)   $ (0.07)(a)  $ (0.05)(a)
   Net realized and unrealized gain (loss) on investments      1.24         2.74       1.13         1.59       1.12         3.15
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   investment operations                                   $   1.14      $  2.65    $  1.06      $  1.50    $  1.05      $  3.10
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                       $     --      $ (0.62)   $ (0.11)     $ (0.30)   $ (0.28)     $ (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   1.14      $  2.03    $  0.95      $  1.20    $  0.77      $  2.52
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  16.62      $ 15.48    $ 13.45      $ 12.50    $ 11.30      $ 10.53
====================================================================================================================================
Total return*                                                  7.36%       19.84%      8.51%(b)    13.77%     10.26%       39.09%
Ratio of net expenses to average net assets                    2.15%**      2.15%      2.15%        2.15%      2.15%        2.15%
Ratio of net investment income (loss) to average
   net assets                                                 (0.72)%**    (0.62)%    (0.53)%      (0.71)%    (0.65)%      (0.71)%
Portfolio turnover rate                                          15%**        21%        28%          16%        18%          45%
Net assets, end of period (in thousands)                   $  2,949      $ 3,125    $ 3,128      $ 3,407    $ 4,029      $ 4,114
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reductions for fees
   paid indirectly:
   Total expenses                                              2.17%**      2.18%      2.26%        2.29%      1.28%        2.53%
   Net investment income (loss)                               (0.74)%**    (0.65)%    (0.64)%      (0.85)%    (0.73)%      (1.09)%
====================================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

(b) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.47%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

---------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended          Year         Year         Year        Year          Year
                                                  9/30/14        Ended        Ended        Ended       Ended         Ended
                                                  (unaudited)    3/31/14      3/31/13      3/31/12     3/31/11       3/31/10
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period              $   15.66      $   13.55    $ 12.57      $  11.34    $  10.56      $   8.02
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                   $   (0.03)     $   (0.04)   $ (0.02)(a)  $  (0.04)   $  (0.05)(a)  $  (0.04)(a)
   Net realized and unrealized gain (loss)
      on investments                                   1.22           2.77       1.12          1.57        1.11          3.16
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   investment operations                          $    1.19      $    2.73    $  1.10      $   1.53    $   1.06      $   3.12
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                          $      --      $      --    $ (0.01)     $     --    $     --      $     --
   Net realized gain                                     --          (0.62)     (0.11)        (0.30)      (0.28)        (0.58)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $      --      $   (0.62)   $ (0.12)     $  (0.30)   $  (0.28)     $  (0.58)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $    1.19      $    2.11    $  0.98      $   1.23    $   0.78      $   2.54
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   16.85      $   15.66    $ 13.55      $  12.57    $  11.34      $  10.56
=================================================================================================================================
Total return*                                          7.60%         20.29%      8.77%        13.98%      10.33%        39.29%
Ratio of net expenses to average net assets            1.79%**        1.83%      1.91%         1.96%       2.03%         2.15%
Ratio of net investment income (loss) to average
   net assets                                         (0.35)%**      (0.28)%    (0.23)%       (0.50)%     (0.52)%       (0.72)%
Portfolio turnover rate                                  15%**          21%        28%           16%         18%           45%
Net assets, end of period (in thousands)          $ 190,746      $ 174,565    $89,299      $ 33,880    $ 15,149      $ 11,331
Ratios with no waiver of fees and assumption
   of expenses
   by the Adviser and no reductions for fees
   paid indirectly:
   Total expenses                                      1.79%**        1.83%      1.91%         1.96%       2.03%         2.31%
   Net investment income (loss)                       (0.35)%**      (0.28)%    (0.23)%       (0.50)%     (0.52)%       (0.88)%
=================================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 31

-----------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended         Year
                                                 9/30/14       Ended       12/20/12(a)
                                                 (unaudited)   3/31/14     to 3/31/13
-----------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period             $ 16.64       $ 14.30     $ 13.37
-----------------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income (loss)                   $  0.06       $  0.06     $  0.03
  Net realized and unrealized gain (loss)
     on investments                                 1.30          3.01        1.00
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  investment operations                          $  1.36       $  3.07     $  1.03
-----------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                          $    --       $ (0.11)    $ (0.10)
  Net realized gain                                   --         (0.62)         --
-----------------------------------------------------------------------------------------
Total Distributions                              $    --       $ (0.73)    $ (0.10)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $  1.36       $  2.34     $  0.93
-----------------------------------------------------------------------------------------
Net asset value, end of period                   $ 18.00       $ 16.64     $ 14.30
=========================================================================================
Total return*                                       8.17%        21.61%       7.77%(b)(c)
Ratio of net expenses to average net assets         0.69%**       0.71%       0.77%**
Ratio of net investment income (loss) to
  average net assets                                0.74%**       0.85%       0.77%**
Portfolio turnover rate                               15%**         21%         28%
Net assets, end of period (in thousands)         $44,227       $31,501     $    11
=========================================================================================

(a)  Class K shares were first publicly offered on December 20, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.

(c)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
                                               Six Months
                                               Ended           Year
                                               9/30/14         Ended         4/2/12(a) to
                                               (unaudited)     3/31/14       3/31/13
-------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period           $    16.50      $  14.25      $ 13.34
-------------------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income (loss)                 $     0.01      $   0.01      $  0.06
  Net realized and unrealized gain (loss)
     on investments                                  1.28          2.94         1.05
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  investment operations                        $     1.29      $   2.95      $  1.11
-------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                        $       --      $  (0.08)     $ (0.09)
  Net realized gain                                    --         (0.62)       (0.11)
-------------------------------------------------------------------------------------------
Total distributions                            $       --      $  (0.70)     $ (0.20)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value     $     1.29      $   2.25      $  0.91
-------------------------------------------------------------------------------------------
Net asset value, end of period                 $    17.79      $  16.50      $ 14.25
===========================================================================================
Total return*                                        7.82%        20.84%        8.42%(b)(c)
Ratio of net expenses to average net assets          1.40%**       1.39%        1.40%**
Ratio of net investment income (loss) to
  average net assets                                 0.04%**       0.18%        0.27%**
Portfolio turnover rate                               15%**          21%          28%
Net assets, end of period (in thousands)       $   47,184      $ 40,703      $ 2,437
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reductions for fees paid indirectly:
  Total expenses                                     1.54%**       1.39%        1.45%**
  Net investment income (loss)                      (0.10)%**      0.18%        0.21%**
===========================================================================================

(a)  Class R shares were first publicly offered on April 2, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.

(c)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 33

---------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended         Year       Year          Year       Year       4/8/09 (a)
                                                  9/30/14       Ended      Ended         Ended      Ended      to
                                                  (unaudited)   3/31/14    3/31/13       3/31/12    3/31/11    3/31/10
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period              $   16.77     $  14.41   $  13.30      $  11.91   $  10.99   $   8.40
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                   $    0.05     $   0.10   $   0.10      $   0.07   $   0.08   $   0.03
   Net realized and unrealized gain (loss) on
      investments                                      1.31         2.97       1.22          1.69       1.19       3.17
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   investment operations                          $    1.36     $   3.07   $   1.32      $   1.76   $   1.27   $   3.20
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                          $      --     $  (0.09)  $  (0.10)     $  (0.07)  $  (0.07)  $  (0.03)
   Net realized gain                                     --        (0.62)     (0.11)        (0.30)     (0.28)     (0.58)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                               $      --     $  (0.71)  $  (0.21)     $  (0.37)  $  (0.35)  $  (0.61)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $    1.36     $   2.36   $   1.11      $   1.39   $   0.92   $   2.59
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   18.13     $  16.77   $  14.41      $  13.30   $  11.91   $  10.99
===========================================================================================================================
Total return*                                          8.11%       21.44%      9.99%(c)     15.29%     11.84%     38.49%(b)
Ratio of net expenses to average net assets            0.79%**      0.82%      0.81%         0.78%      0.78%      0.89%**
Ratio of net investment income (loss) to average
   net assets                                          0.65%**      0.72%      0.85%         0.67%      0.72%      0.46%**
Portfolio turnover rate                                  15%**        21%        28%           16%        18%        45%
Net assets, end of period (in thousands)          $ 949,029     $842,680   $558,383      $403,490   $226,409   $238,017
Ratios with no waiver of fees and assumption
   of expenses
   by the Adviser and no reductions for fees
   paid indirectly:
   Total expenses                                      0.81%**      0.82%      0.81%         0.78%      0.78%      0.97%**
   Net investment income (loss)                        0.63%**      0.72%      0.85%         0.67%      0.72%      0.38%**
===========================================================================================================================

(a)  Class Y shares were first publicly offered on April 8, 2009.

(b)  Not annualized.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended         Year
                                                  9/30/14       Ended      4/2/12(a) to
                                                  (unaudited)   3/31/14    3/31/13
-----------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period              $  16.64      $ 14.32    $ 13.34
-----------------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income (loss)                    $   0.04      $  0.06    $  0.05
  Net realized and unrealized gain (loss)
     on investments                                   1.30         2.98       1.14
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  investment operations                           $   1.34      $  3.04    $  1.19
-----------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                           $     --      $ (0.10)   $ (0.10)
  Net realized gain                                     --        (0.62)     (0.11)
-----------------------------------------------------------------------------------------
Total distributions                               $     --      $ (0.72)   $ (0.21)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $   1.34      $  2.32    $  0.98
-----------------------------------------------------------------------------------------
Net asset value, end of period                    $  17.98      $ 16.64    $ 14.32
=========================================================================================
Total return*                                         8.05%       21.41%      9.00%(b)(c)
Ratio of net expenses to average net assets           0.90%**      0.90%      0.90%**
Ratio of net investment income (loss) to
  average net assets                                  0.52%**      0.68%      0.73%**
Portfolio turnover rate                                 15%**        21%        28%
Net assets, end of period (in thousands)          $  2,391      $ 1,404    $    85
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reductions for fees paid indirectly:
  Net expenses                                        0.97%**      0.99%      1.04%**
  Net investment income (loss)                        0.45%**      0.59%      0.59%**
=========================================================================================

(a)  Class Z shares were first publicly offered on April 2, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.99%.

(c)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 35

Notes to Financial Statements | 9/30/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

During the periods covered by this report, the Fund offered seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class Y shares were first publicly offered on April 8, 2009. Class R and Class Z shares were first publicly offered on April 2, 2012. Class K shares were first publicly offered on December 20, 2012. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair valued methods approved by the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 37

     At September 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 was as follows:

     ---------------------------------------------------------------------------
                                                          2014              2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $  6,910,930      $  5,683,806
     Long-term capital gain                         58,871,158         7,858,796
     ---------------------------------------------------------------------------
          Total                                   $ 65,782,088      $ 13,542,602
     ===========================================================================

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2014:

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $   1,987,925
     Undistributed long-term gain                                     25,260,373
     Net unrealized appreciation                                     450,035,329
     ---------------------------------------------------------------------------
          Total                                                    $ 477,283,627
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $55,193 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2014.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 39

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended September 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.63% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.09%, 2.15%, 2.15%, 1.40%, 0.83% and 0.90%
of the average daily net assets attributable to Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively. Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended September 30, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2015 for Class A, Class B, Class C, Class R and Class Z shares. The expense limitation for Class Y shares are in effect through August 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $134,884 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                              $   549,904
Class B                                                                    2,646
Class C                                                                   77,732
Class K                                                                      771
Class R                                                                   69,983
Class Y                                                                  540,061
Class Z                                                                    1,866
--------------------------------------------------------------------------------
  Total                                                              $ 1,242,963
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $424,593 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,985 in distribution fees payable to PFD at September 30, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 41

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2014, CDSCs in the amount of $32,254 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2014, the Fund had no borrowings under the credit facility.

42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the year ended March 31, 2015. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended March 31, 2014.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending March 31, 2014 and March 31, 2013, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

8. Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds were converted to Class A shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 43

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fundamental Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 45

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

46 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 47

Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

48 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                          Executive Officer
Fred J. Ricciardi**                        Mark E. Bradley, Treasurer and
Kenneth J. Taubes                            Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                             Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bocktius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak became a non-voting Advisory Trustee on November 10, 2014.

**   Mr. Ricciardi became a Trustee on November 10, 2014.


                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 49

                           This page for your notes.

50 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

                           This page for your notes.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14 51

                           This page for your notes.

52 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19434-08-1114

                        Pioneer Multi-Asset
                        Ultrashort Income Fund

-------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2014
-------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     MAFRX
                        Class C     MCFRX
                        Class C2    MAUCX
                        Class K     MAUKX
                        Class Y     MYFRX
                        Class Z     MAUZX

                        [LOGO] PIONEER
                               Ivestments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                         108

Notes to Financial Statements                                                118

Approval of Investment Advisory Agreement                                    127

Trustees, Officers and Service Providers                                     132

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 3

Portfolio Management Discussion | 9/30/14

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the six-month period ended September 30, 2014. Mr. Melcrheit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, Mr. Roman, a vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended
     September 30, 2014?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 0.32% at net asset value during the six-month period ended September 30, 2014, while the Fund's benchmark, the Bank of America Merrill Lynch 3-Month USD LIBOR Index (the BofA ML Index), returned 0.12%. During the same period, the average return of the 122 mutual funds in Lipper's Ultrashort Obligation Funds category was 0.27%, and the average return of the 153 mutual funds in Morningstar's Ultrashort Bond category was 0.28%.

Q How would you describe the market environment for fixed-income investors during the six-month period ended September 30, 2014?

A Early in the period, interest rates hovered within a fairly narrow range as markets attempted to assess the extent to which harsh winter weather affected weaker U.S. economic data announcements. Developments between Russia and the Ukraine in late April put investors on edge, with emerging markets debt suffering the biggest setbacks. More generally, investor sentiment toward the credit-sensitive sectors remained supportive amid indications from the U.S. Federal Reserve System (the Fed) that it was in no hurry to raise short-term rates following the conclusion of its longer-term bond purchases--which concluded right after period end. In late June, U.S. gross domestic product (GDP) for the first quarter was revised downward for a second time, to -2.9%. Markets took the news in stride, however, as the consensus was that the economy would rebound after the winter lull, a view which would be confirmed in the weeks that followed.

     As the six-month period progressed, long-term interest rates would experience interim volatility related to geopolitical concerns over the tense situation between Russia and the Ukraine, and a brief conflict between Israel and Hamas. Sentiment, however, remained sanguine on improved economic data and the Fed's continued messaging that its monetary policy

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 with regard to interest rates would depend largely on employment-related considerations rather than potential inflation risks. Meanwhile, overseas there were increasing fears of deflation, particularly with respect to Europe.

     Late in the period, credit-oriented sectors began to show some signs of softening in view of relatively tight spreads and high levels of corporate issuance in the current very favorable rate environment. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Short-term rates began to move as the market started anticipating the eventual normalization of Fed policy, even as longer-term rates continued to trend downward, supported by a benign inflation outlook being driven in part by falling energy prices.

     For the full six-month period, interest rates rose on bonds with shorter maturities, while declining farther out along the Treasury yield curve. Specifically, the two-year Treasury yield went from 0.44% to 0.56% during the period; the five-year Treasury yield was basically flat (1.73% versus 1.75% at period end); the 10-year Treasury yield declined from 2.73% to 2.49%; and the 30-year Treasury yield declined from 3.56% to 3.20%. While the period saw some widening of credit spreads, prices on shorter-maturity securities generally held up well, supported in part by relatively light Treasury and agency issuance.

Q Can you review your principal strategies in managing the Fund during the six-month period ended September 30, 2014?

A We continued to maintain a portfolio, designed for investors who are able to take on additional risk and volatility, that seeks to provide higher income than cash or money market accounts, while seeking to provide significant protection to shareholders' principal against any rise in market interest rates. The strategy entailed investing the Fund's portfolio in a wide range of mostly high-quality floating-rate securities and fixed-rate instruments with very short remaining maturities. During the period, more than 90% of the Fund's invested assets were held either in floating-rate issues with interest rates tied to a short-term reference rate, such as LIBOR (the London InterBank Offered Rate), or fixed-rate issues with less than one year duration. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     Unlike many other floating-rate vehicles, the portfolio's holdings are focused primarily on the investment-grade asset classes. At the same time, we do seek to have the Fund benefit from credit spreads, which is the incremental yield available from issues that trade at a yield premium to

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 5

     Treasuries. In doing so, we seek at all times to maintain broadly diversified portfolio exposure to a number of different spread sectors. The principal spread sectors represented in the Fund's portfolio during the period included asset-backed securities (ABS), mortgage-backed securities (MBS), and investment-grade corporate bonds. In making purchases for the Fund, we seek to reap the benefits of attractive income opportunities while seeking to minimize portfolio exposure to price volatility by emphasizing securities with shorter remaining maturities. The Fund's allocations will vary moderately over time as we identify sectors that we feel have more or less attractive valuations in relation to the associated credit risk.

     As always, we are mindful that many investors view the Fund as a source of liquidity in their investment portfolios. As such, we continued to maintain significant liquidity to allow the Fund to meet shareholder redemption requests, without forced selling. With a relatively flat money market yield curve, we have been focusing on holding very short-term issues with maturities between one-day and one-week in order to maintain the requisite portfolio liquidity.

Q How did your investment strategies affect the Fund's performance during the six-month period ended September 30, 2014?

A The Fund's credit exposures generally added to benchmark-relative performance during the period. The portfolio's weighting to commercial MBS led the way, as fundamentals remained strong in the sector and the securities provided incremental income. The portfolio also had significant representation of high-quality residential MBS, which were supported during the period by continued low prepayment rates. Within the portfolio's ABS allocation, our emphasis on credit card-backed receivables worked out well for the Fund during the period. Fundamentals in that segment of the ABS market have been supported by consumer restraint with regard to borrowing, which has also helped to limit supply.

     The Fund's allocation to investment-grade corporates held up well during the period as the sector continued to be supported by the generally strong profitability of U.S. companies and cash-rich balance sheets. Our focus within the portfolio's investment-grade corporate component has been on two- to three-year floating-rate issues in the industrials and financials sectors. We have also added fixed-rate securities with maturities of 15 months or less to the portfolio, with a focus on U.S. bank issuers, which we find compelling because of their strengthened capital structures and lower earnings volatility in the wake of regulatory reforms made following the financial crisis.

6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

     While our focus for the Fund's holdings centers on the investment-grade sectors, we also include below-investment-grade asset categories if we believe the incremental income available provides attractive tradeoff potential between risk and reward. In that vein, a portfolio allocation to event-linked, or "catastrophe" bonds added to the Fund's return during the period. These "cat" bonds are sponsored by insurance companies looking to mitigate the risk of having to pay claims after a natural disaster, and have a very low correlation to other areas of the bond market.

     A leading detractor from the Fund's benchmark-relative return during the six-month period was the portfolio's position in leveraged bank loans. While bank loans have continued to display low default rates, their lfoating-rate feature has lost some appeal in view of the Fed's complacency regarding inflation. Additionally, there were concerns raised during the period about fundamentals in the bank loan sector, which led to outflows in the loan asset class.

Q Did you use any derivative strategies in managing the Fund during the six-month period ended September 30, 2014?

A    No. The Fund had no derivatives exposure during the period.

Q    What is your assessment of the current investment climate for the Fund?

A In our view, U.S. Treasury securities continue to be unattractive in relation to securities available in the spread sectors. With continued modest economic growth and low inflation in the United States, we continue to expect an investment backdrop that should be sufficient to support credit-sector fundamentals.

     With that said, we have recently been through a lengthy period where spread sectors have been in favor with the market, and we are ever more cognizant of valuation considerations. In addition, concerns over deflation in Europe and slowing economic growth in China argue for a degree of caution. The spread narrowing that has occurred across the credit sectors in recent quarters has made the process of identifying high-quality securities that are trading at attractive valuations especially labor intensive. In all cases, we are being careful not to assume any risk for which the Fund does not potentially receive adequate compensation. The portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward; in that vein, the Fund's commercial MBS allocation has increased moderately of late.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 7

     We are pleased that the Fund's net asset value was relatively stable over the six-month period, ranging between $10.05 and $10.07 per share. In all investment environments, we will continue to seek to provide shareholders with higher income than cash vehicles as well as significant protection against any future rise in market interest rates.

Please refer to the Schedule of Investments on pages 20-107 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 9

Portfolio Summary | 9/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        33.9%
Asset Backed Securities                                                    22.4%
U.S. Corporate Bonds                                                       16.2%
International Corporate Bonds                                               8.5%
Senior Secured Loans                                                        7.5%
U.S. Government Securities                                                  5.6%
Temporary Cash Investment                                                   3.1%
Municipal Bonds                                                             2.2%
Foreign Government Bonds                                                    0.6%

10 Largest Holdings
-------------------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.   U.S. Treasury Notes, Floating Rate Note, 4/30/16                               0.87%
-------------------------------------------------------------------------------------------
  2.   U.S. Treasury Notes, Floating Rate Note, 1/31/16                               0.84
-------------------------------------------------------------------------------------------
  3.   U.S. Treasury Notes, Floating Rate Note, 7/31/16                               0.81
-------------------------------------------------------------------------------------------
  4.   Federal Farm Credit Banks, Floating Rate Note, 3/23/15                         0.77
-------------------------------------------------------------------------------------------
  5.   Federal National Mortgage Association, Floating Rate Note, 2/25/38             0.64
-------------------------------------------------------------------------------------------
  6.   Loudoun County Economic Development Authority, Floating Rate Note, 2/15/38     0.62
-------------------------------------------------------------------------------------------
  7.   Citibank Credit Card Issuance Trust, Floating Rate Note, 4/24/17               0.55
-------------------------------------------------------------------------------------------
  8.   The University of Texas System, Floating Rate Note, 8/1/34                     0.49
-------------------------------------------------------------------------------------------
  9.   Permanent University Fund, Floating Rate Note, 7/1/37                          0.47
-------------------------------------------------------------------------------------------
 10.   Federal Home Loan Mortgage Corp., Floating Rate Note, 12/5/14                  0.47
-------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

Prices and Distributions | 9/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                     9/30/14                   3/31/14
--------------------------------------------------------------------------------
          A                       $ 10.05                    10.07
--------------------------------------------------------------------------------
          C                       $ 10.04                    10.05
--------------------------------------------------------------------------------
          C2                      $ 10.04                    10.05
--------------------------------------------------------------------------------
          K                       $ 10.06                    10.07
--------------------------------------------------------------------------------
          Y                       $ 10.06                    10.07
--------------------------------------------------------------------------------
          Z                       $ 10.03                    10.05
--------------------------------------------------------------------------------

Distributions per Share: 4/1/14-9/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term           Long-Term
        Class            Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $ 0.0520             $   --               $    --
--------------------------------------------------------------------------------
          C              $ 0.0362             $   --               $    --
--------------------------------------------------------------------------------
          C2             $ 0.0363             $   --               $    --
--------------------------------------------------------------------------------
          K              $ 0.0612             $   --               $    --
--------------------------------------------------------------------------------
          Y              $ 0.0596             $   --               $    --
--------------------------------------------------------------------------------
          Z              $ 0.0566             $   --               $    --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-17.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 11

Performance Update | 9/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                                 BofA ML
                                    Net          Public          U.S. Dollar
                                    Asset        Offering        3-Month
                                    Value        Price           LIBOR
Period                              (NAV)        (POP)           Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                           1.42%          0.66%         0.33%
1 Year                              1.03          -1.52          0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.66%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Multi-Asset         BofA ML U.S. Dollar
                Ultrashort Income Fund      3-Month LIBOR Index
4/30/2011       $  9,750                    $ 10,000
9/30/2011       $  9,756                    $ 10,009
9/30/2012       $ 10,037                    $ 10,058
9/30/2013       $ 10,124                    $ 10,090
9/30/2014       $ 10,228                    $ 10,114

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

Performance Update | 9/30/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                                    If          If             LIBOR
Period                              Held        Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                           0.94%       0.94%          0.33%
1 Year                              0.72        0.72           0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Multi-Asset         BofA ML U.S. Dollar
                Ultrashort Income Fund      3-Month LIBOR Index
4/30/2011       $ 10,000                    $ 10,000
9/30/2011       $  9,975                    $ 10,009
9/30/2012       $ 10,191                    $ 10,058
9/30/2013       $ 10,252                    $ 10,090
9/30/2014       $ 10,325                    $ 10,114

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares purchased prior to July 1, 2012, and held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report |9/30/14 13

Performance Update | 9/30/14                                    Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                                    If          If             LIBOR
Period                              Held        Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                           0.94%       0.94%          0.33%
1 Year                              0.73        0.73           0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.99%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Multi-Asset         BofA ML U.S. Dollar
                Ultrashort Income Fund      3-Month LIBOR Index
4/30/2011       $ 10,000                    $ 10,000
9/30/2011       $  9,975                    $ 10,009
9/30/2012       $ 10,191                    $ 10,058
9/30/2013       $ 10,250                    $ 10,090
9/30/2014       $ 10,324                    $ 10,114

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

Performance Update | 9/30/14                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                                    If          If             LIBOR
Period                              Held        Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                           1.57%       1.57%          0.33%
1 Year                              1.25        1.25           0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Multi-Asset         BofA ML U.S. Dollar
                Ultrashort Income Fund      3-Month LIBOR Index
4/30/2011       $ 10,000                    $ 10,000
9/30/2011       $ 10,010                    $ 10,009
9/30/2012       $ 10,298                    $ 10,058
9/30/2013       $ 10,416                    $ 10,090
9/30/2014       $ 10,546                    $ 10,114

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 15

Performance Update | 9/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                                    If          If             LIBOR
Period                              Held        Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                           1.64%       1.64%          0.33%
1 Year                              1.18        1.18           0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.54%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Multi-Asset         BofA ML U.S. Dollar
                Ultrashort Income Fund      3-Month LIBOR Index
4/30/2011       $ 5,000,000                 $ 5,000,000
9/30/2011       $ 5,008,825                 $ 5,004,742
9/30/2012       $ 5,169,696                 $ 5,028,849
9/30/2013       $ 5,224,861                 $ 5,044,939
9/30/2014       $ 5,286,365                 $ 5,057,112

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

Performance Update | 9/30/14                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                                    If          If             LIBOR
Period                              Held        Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                           1.46%       1.46%          0.33%
1 Year                              1.09        1.09           0.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Multi-Asset         BofA ML U.S. Dollar
                Ultrashort Income Fund      3-Month LIBOR Index
4/30/2011       $ 10,000                    $ 10,000
9/30/2011       $ 10,010                    $ 10,009
9/30/2012       $ 10,298                    $ 10,058
9/30/2013       $ 10,395                    $ 10,090
9/30/2014       $ 10,508                    $ 10,114

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the commencement of operations of Class Z shares on April 1, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 1, 2013, would have been higher than that shown. For the period beginning April 1, 2013, the actual performance of Class Z shares is reflected.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from April 1, 2014, through September 30, 2014.

-----------------------------------------------------------------------------------------
Share Class                  A          C          C2         K          Y          Z
-----------------------------------------------------------------------------------------
Beginning Account Value
on 4/1/14                $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
-----------------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 9/30/14               $1,003.20  $1,002.60  $1,002.60  $1,005.10  $1,004.90  $1,003.60
-----------------------------------------------------------------------------------------
Expenses Paid During
Period*                  $    3.11  $    4.62  $    4.77  $    2.26  $    2.31  $    3.06
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.62%, 0.92%, 0.95%, 0.45% 0.46%, and 0.61% for Class A, Class C, Class C2, Class
    K, Class Y, and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2014, through September 30, 2014.

-------------------------------------------------------------------------------------------
Share Class                   A          C         C2          K         Y          Z
-------------------------------------------------------------------------------------------
Beginning Account Value
on 4/1/14                 $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
-------------------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 9/30/14                $1,021.96  $1,020.46  $1,020.31  $1,022.81  $1,022.76  $1,022.01
-------------------------------------------------------------------------------------------
Expenses Paid During
Period*                   $    3.14  $    4.66  $    4.81  $    2.28  $    2.33  $    3.09
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.62%, 0.92%, 0.95%, 0.45% 0.46%, and 0.61% for Class A, Class C, Class C2, Class
     K, Class Y, and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 19

Schedule of Investments | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 0.1%
                             INSURANCE -- 0.1%
                             Reinsurance -- 0.1%
   2,300,000          0.00   Pangaea, 7/1/18 (Cat Bond)                    $      2,386,940
                                                                           ----------------
                             Total Insurance                               $      2,386,940
-------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $2,306,473)                             $      2,386,940
-------------------------------------------------------------------------------------------
                             ASSET BACKED
                             SECURITIES -- 22.4%
                             TRANSPORTATION -- 0.1%
                             Trucking -- 0.0%+
   1,100,000          0.55   Hertz Fleet Lease Funding LP, Floating
                             Rate Note, 4/10/28 (144A)                     $      1,100,438
-------------------------------------------------------------------------------------------
                             Marine Ports & Services -- 0.1%
   1,254,513                 Global Container Assets 2013-1,
                             Ltd., 2.2%, 11/5/28 (144A)                    $      1,253,725
                                                                           ----------------
                             Total Transportation                          $      2,354,163
-------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.1%
                             Motorcycle Manufacturers -- 0.1%
      29,919                 Harley-Davidson Motorcycle Trust
                             2011-2, 1.11%, 9/15/16                        $         29,935
   1,211,474                 Harley-Davidson Motorcycle Trust
                             2012-1, 0.68%, 4/17/17                               1,212,688
                                                                           ----------------
                                                                           $      1,242,623
                                                                           ----------------
                             Total Automobiles & Components                $      1,242,623
-------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.1%
                             Hotels, Resorts & Cruise Lines -- 0.1%
   1,675,744                 Westgate Resorts 2012-A LLC, 3.75%,
                             8/20/25 (144A)                                $      1,688,237
     161,049                 Westgate Resorts LLC, 2.5%,
                             3/20/25 (144A)                                         161,905
                                                                           ----------------
                                                                           $      1,850,142
                                                                           ----------------
                             Total Consumer Services                       $      1,850,142
-------------------------------------------------------------------------------------------
                             RETAILING -- 0.0%+
                             Automotive Retail -- 0.0%+
     109,533                 CarMax Auto Owner Trust 2011-1,
                             2.16%, 9/15/16                                $        110,153
      95,315                 CarMax Auto Owner Trust 2011-3,
                             1.07%, 6/15/16                                          95,424
                                                                           ----------------
                                                                           $        205,577
                                                                           ----------------
                             Total Retailing                               $        205,577
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT &
                             SERVICES -- 0.1%
                             Health Care Distributors -- 0.1%
   1,226,087          3.08   Drug Royalty II LP 2, Floating Rate
                             Note, 7/15/23 (144A)                          $      1,233,971
   2,500,000                 Oscar US Funding Trust 2014-1, 1.0%,
                             8/15/17 (144A)                                       2,499,121
                                                                           ----------------
                                                                           $      3,733,092
                                                                           ----------------
                             Total Health Care Equipment
                             & Services                                    $      3,733,092
-------------------------------------------------------------------------------------------
                             BANKS -- 11.0%
                             Diversified Banks -- 0.0%+
     118,669          0.54   KeyCorp Student Loan Trust 2004-A,
                             Floating Rate Note, 10/28/41                  $        117,643
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 11.0%
      64,469          2.93   ABFC 2003-WMC1 Trust, Floating Rate
                             Note, 3/25/33                                 $         62,156
     721,485          0.46   ABFC 2005-WF1 Trust, Floating Rate
                             Note, 12/25/34                                         713,251
   1,110,000          0.55   Accredited Mortgage Loan Trust
                             2005-2, Floating Rate Note, 7/25/35                  1,071,234
   1,320,135          1.95   ACE Securities Corp. Home Equity Loan
                             Trust Series 2002-HE3, Floating Rate
                             Note, 10/25/32                                       1,288,405
     176,866          6.50   ACE Securities Corp. Manufactured
                             Housing Trust Series 2003-MH1,
                             Floating Rate Note, 8/15/30 (144A)                     176,888
     409,109          0.69   Aegis Asset Backed Securities Trust
                             2004-6, Floating Rate Note, 3/25/35                    408,725
     660,888          1.25   Aegis Asset Backed Securities Trust
                             Mortgage Pass-Through Ctfs Series
                             2004-3, Floating Rate Note, 9/25/34                    652,398
   1,940,770          1.11   Aegis Asset Backed Securities Trust
                             Mortgage Pass-Through Certificates Series
                             2004-2, Floating Rate Note, 6/25/34                  1,926,661
     978,049          0.70   Aegis Asset Backed Securities Trust
                             Mortgage Pass-Through Certificates Series
                             2004-4, Floating Rate Note, 10/25/34                   969,426
     429,681          0.52   Aegis Asset Backed Securities Trust
                             Mortgage Pass-Through Ctfs Ser 2005-4,
                             Floating Rate Note, 10/25/35                           422,222
     843,961          0.37   Ameriquest Mortgage Securities Inc
                             Asset-Backed Pass-Through Ctfs Ser
                             2005-R10, Floating Rate Note, 12/25/35                 840,548
      84,000          0.58   Ameriquest Mortgage Securities Inc
                             Asset-Backed Pass-Through Ctfs Ser
                             2005-R5, Floating Rate Note, 7/25/35                    83,885

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 21

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     582,946          0.48   Ameriquest Mortgage Securities, Inc.,
                             Asset Backed Pass-Through Ctfs Series
                             2005-R11, Floating Rate Note, 1/25/36         $        571,703
     448,238          3.90   Ameriquest Mortgage Securities, Inc.,
                             Asset-Backed Pass-Through Ctfs Series
                             03-AR3, Floating Rate Note, 6/25/33                    461,868
   1,552,458          0.60   Ameriquest Mortgage Securities, Inc.,
                             Asset-Backed Pass-Through Ctfs Series
                             2005-R1, Floating Rate Note, 3/25/35                 1,547,522
      23,080          0.35   Ameriquest Mortgage Securities, Inc.,
                             Asset-Backed Pass-Through Ctfs Series
                             2005-R6, Floating Rate Note, 8/25/35                    22,990
     445,446          0.70   ARI Fleet Lease Trust 2012-A, Floating
                             Rate Note, 3/15/20 (144A)                              445,552
     354,994          0.45   ARI Fleet Lease Trust 2012-B, Floating
                             Rate Note, 1/15/21 (144A)                              354,815
   2,203,201                 ARI Fleet Lease Trust 2013-A, 0.7%,
                             12/15/15 (144A)                                      2,204,602
     600,000                 ARI Fleet Lease Trust 2013-A, 0.92%,
                             7/15/21 (144A)                                         599,783
   3,000,000                 ARI Fleet Lease Trust 2014-A, 0.81%,
                             11/15/22 (144A)                                      3,001,770
     783,774          0.83   Asset Backed Securities Corp Home
                             Equity Loan Trust Series 2005-HE2,
                             Floating Rate Note, 2/25/35                            781,011
     561,065          0.86   Asset Backed Securities Corp Home
                             Equity Loan Trust Series 2005-HE3,
                             Floating Rate Note, 4/25/35                            553,424
   1,208,585          0.35   Asset Backed Securities Corp Home
                             Equity Loan Trust Series AEG 2006-HE1,
                             Floating Rate Note, 1/25/36                          1,152,193
     731,662          0.83   Asset Backed Securities Corp Home
                             Equity Loan Trust Series NC 2005-HE4,
                             Floating Rate Note, 5/25/35                            731,590
   1,483,004          0.66   Asset Backed Securities Corp Home
                             Equity Loan Trust Series OOMC
                             2005-HE6, Floating Rate Note, 7/25/35                1,468,408
     228,549          0.78   Asset-Backed Pass-Through Certificates
                             Series 2004-R2, Floating Rate
                             Note, 4/25/34                                          225,929
   1,050,000          0.51   Barclays Dryrock Issuance Trust,
                             Floating Rate Note, 12/16/19                         1,051,008
   1,800,000          0.49   Barclays Dryrock Issuance Trust,
                             Floating Rate Note, 3/16/20                          1,800,952
     200,000          0.49   Barclays Dryrock Issuance Trust,
                             Floating Rate Note, 7/16/18                            200,175
   2,000,000          0.30   Barclays Dryrock Issuance Trust,
                             Floating Rate Note, 8/15/17                          1,999,556

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
      55,696                 Bayview Financial Acquisition Trust,
                             6.205%, 5/28/37 (Step)                        $         59,012
     363,280          0.79   Bayview Financial Acquisition Trust,
                             Floating Rate Note, 5/28/44                            362,386
   1,738,591          0.83   Bayview Financial Mortgage
                             Pass-Through Trust 2004-A, Floating
                             Rate Note, 2/28/44                                   1,724,792
      89,340          0.56   Bayview Financial Mortgage
                             Pass-Through Trust 2005-C, Floating
                             Rate Note, 6/28/44                                      90,695
   1,135,000          0.65   Bayview Financial Mortgage
                             Pass-Through Trust 2005-C, Floating
                             Rate Note, 6/28/44                                   1,097,594
     560,081          0.50   Bayview Financial Mortgage
                             Pass-Through Trust 2006-A, Floating
                             Rate Note, 2/28/41                                     558,207
     130,716          0.45   Bayview Financial Mortgage
                             Pass-Through Trust 2006-A, Floating
                             Rate Note, 2/28/41                                     129,989
   1,296,633          0.45   Bayview Financial Mortgage
                             Pass-Through Trust 2006-B, Floating
                             Rate Note, 4/28/36                                   1,257,863
     643,198          0.42   Bayview Financial Mortgage
                             Pass-Through Trust 2006-B, Floating
                             Rate Note, 4/28/36                                     623,684
   1,899,351          0.60   Bayview Financial Mortgage
                             Pass-Through Trust Series 2005-B,
                             Floating Rate Note, 4/28/39                          1,877,186
   1,831,249                 Bayview Opportunity Master Fund Trust
                             IIIa 2014-12RPL, 3.6225%, 7/28/19
                             (Step) (144A)                                        1,831,075
   2,190,642          0.65   Bear Stearns Asset Backed Securities I
                             Trust 2005-FR1, Floating Rate
                             Note, 6/25/35                                        2,154,691
     286,455          1.35   Bear Stearns Asset Backed Securities
                             Trust 2004-2, Floating Rate
                             Note, 8/25/34                                          287,697
     135,385          0.72   Bear Stearns Asset Backed Securities
                             Trust 2004-SD3, Floating Rate
                             Note, 9/25/34                                          132,100
      93,305          0.55   Bear Stearns Asset Backed Securities
                             Trust 2005-SD1, Floating Rate
                             Note, 8/25/43                                           92,028
   1,600,977          0.62   Bear Stearns Asset Backed Securities
                             Trust 2005-SD2, Floating Rate
                             Note, 3/25/35                                        1,594,952
     136,090          0.55   Bear Stearns Asset Backed Securities
                             Trust 2005-SD2, Floating Rate
                             Note, 3/25/35                                          135,261

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 23

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   1,107,739          0.90   Bear Stearns Asset Backed Securities
                             Trust, Floating Rate Note, 2/25/35            $      1,106,020
   1,017,625          1.15   Bear Stearns Structured Products Trust
                             2007-EMX1, Floating Rate Note,
                             3/25/37 (144A)                                         996,213
     240,152          0.40   BNC Mortgage Loan Trust 2007-4,
                             Floating Rate Note, 11/25/37                           239,196
     221,470                 CAM Mortgage Trust 2014-1, 3.3515%,
                             12/15/53 (Step) (144A)                                 221,556
     683,181          0.58   Capital Auto Receivables Asset Trust
                             2013-3, Floating Rate Note, 11/20/15                   683,297
   2,349,166          0.89   Carrington Mortgage Loan Trust Series
                             2005-NC1, Floating Rate Note, 2/26/35                2,346,641
      49,646          0.55   Carrington Mortgage Loan Trust Series
                             2005-NC4, Floating Rate Note, 9/25/35                   49,147
   2,149,050          0.33   Carrington Mortgage Loan Trust Series
                             2006-OPT1, Floating Rate Note, 12/25/35              2,038,107
   1,900,000                 CCG Receivables Trust 2014-1, 1.06%,
                             11/14/21 (144A)                                      1,898,163
     517,321                 CCG Receivables Truste 2013-1, 1.05%,
                             4/14/20 (144A)                                         518,338
   3,250,000          1.47   Cent CLO 16 LP, Floating Rate Note,
                             8/1/24 (144A)                                        3,250,000
     372,006          3.65   Centex Home Equity Loan Trust 2003-A,
                             Floating Rate Note, 3/25/33                            371,521
   2,189,612          0.35   Citigroup Mortgage Loan Trust
                             2006-SHL1, Floating Rate Note,
                             11/25/46 (144A)                                      2,113,702
   2,092,088          0.98   Citigroup Mortgage Loan Trust, Inc.,
                             Floating Rate Note, 10/25/34                         2,090,852
     248,502          1.17   Citigroup Mortgage Loan Trust, Inc.,
                             Floating Rate Note, 11/25/34                           229,807
      10,772          0.55   Citigroup Mortgage Loan Trust, Inc.,
                             Floating Rate Note, 5/25/35 (144A)                      10,726
       6,721                 Conseco Financial Corp., 7.05%, 1/15/19                  6,916
      14,854          0.52   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 1/25/36                             14,841
   2,218,876          0.99   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 10/25/34                         2,211,221
     733,649          1.05   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 11/25/34                           727,887
     698,252          0.93   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 11/25/34                           691,912
     317,070          0.74   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 11/25/35                           312,890
   1,208,776          1.20   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 12/25/34                         1,201,819

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     222,746          5.15   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 2/25/33                   $        225,266
   1,656,429          1.05   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 3/25/35                          1,641,573
     569,629          0.92   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 5/25/35                            567,257
     363,612          0.97   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 5/25/35                            362,111
     191,039          0.83   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 6/25/33 (144A)                     184,376
      45,431          1.05   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 6/25/33 (144A)                      43,585
     154,600          0.59   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 6/25/35                            154,529
   1,828,684          0.28   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 6/25/47                          1,823,423
     155,816          0.64   Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 9/23/35                            155,150
      92,197          0.41   Countrywide Home Equity Loan Trust,
                             Floating Rate Note, 6/15/29                             91,582
   1,366,000                 Credit Acceptance Auto Loan Trust
                             2012-2, 1.52%, 3/16/20 (144A)                        1,370,588
   2,000,000                 Credit Acceptance Auto Loan Trust
                             2012-2, 2.21%, 9/15/20 (144A)                        2,022,392
   1,000,000                 Credit Acceptance Auto Loan Trust
                             2013-1, 1.21%, 10/15/20 (144A)                       1,001,449
     178,054          0.42   Credit Suisse Mortgage Capital
                             Certificates, Floating Rate Note,
                             10/27/36 (144A)                                        174,898
      80,592                 Credit-Based Asset Servicing and
                             Securitization LLC, 4.53657%,
                             4/25/37 (Step)                                          80,517
         927                 Delta Funding Home Equity Loan Trust
                             1997-2, 7.04%, 6/25/27                                     945
     168,519                 Direct Capital Funding V LLC, 1.673%,
                             12/20/17 (144A)                                        168,587
   2,274,857          1.05   Ellington Loan Acquisition Trust 2007-1,
                             Floating Rate Note, 5/26/37 (144A)                   2,234,617
     549,047          1.05   Ellington Loan Acquisition Trust 2007-2,
                             Floating Rate Note, 5/26/37 (144A)                     524,276
   1,169,851          0.62   Encore Credit Receivables Trust
                             2005-3, Floating Rate Note, 10/25/35                 1,166,531
   1,005,959          0.48   Equity One Mortgage Pass-Through Trust
                             2004-3, Floating Rate Note, 7/25/34                    868,481
      26,979                 EquiVantage Home Equity Loan Trust
                             1997-1, 8.05%, 3/25/28 (Step)                           26,815

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 25

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     170,134                 Exeter Automobile Receivables Trust
                             2012-2, 1.3%, 6/15/17 (144A)                  $        170,411
   1,000,000                 Exeter Automobile Receivables Trust
                             2012-2, 3.06%, 7/16/18 (144A)                        1,017,669
   1,201,928                 Exeter Automobile Receivables Trust
                             2014-2, 1.06%, 8/15/18                               1,202,202
     600,338          1.24   Fieldstone Mortgage Investment Trust
                             Series 2005-1, Floating Rate
                             Note, 3/25/35                                          599,642
      24,974          1.23   First Franklin Mortgage Loan Trust
                             2004-FF10, Floating Rate Note, 9/25/34                  24,955
   2,272,111          0.66   First Franklin Mortgage Loan Trust
                             2005-FFH3, Floating Rate Note, 9/25/35               2,236,421
     283,665          0.42   First Franklin Mortgage Loan Trust
                             Series 2005-FF12, Floating Rate
                             Note, 11/25/36                                         279,705
      28,655                 First Investors Auto Owner Trust 2012-2,
                             1.47%, 5/15/18 (144A)                                   28,753
     135,623          0.55   First NLC Trust 2005-2, Floating Rate
                             Note, 9/25/35                                          134,827
   2,500,000          0.50   Firstmac Mortgage Funding Trust
                             Series 1A-2014, Floating Rate Note,
                             6/26/15 (144A)                                       2,500,365
   1,278,519          0.61   Flagstar Home Equity Loan Trust
                             2005-1, Floating Rate Note,
                             6/25/18 (144A)                                       1,262,468
     510,191                 GE Equipment Small Ticket LLC Series
                             2013-1, 0.73%, 1/25/16 (144A)                          510,883
   1,900,000                 GE Equipment Small Ticket LLC Series
                             2014-1, 0.59%, 8/24/16                               1,901,765
     127,054                 GE Equipment Transportation LLC Series
                             2013-1, 0.5%, 11/24/15                                 127,062
   1,187,294                 GE Equipment Transportation LLC Series
                             2013-2, 0.61%, 6/24/16                               1,188,351
   2,963,061                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)               2,944,542
   4,853,749                 GMAT 2013-1 Trust, 3.9669%,
                             8/25/53 (Step)                                       4,880,930
     728,432          0.83   GreenPoint Mortgage Funding Trust
                             2005-HE1, Floating Rate Note, 9/25/34                  724,408
      68,744          0.60   GreenPoint Mortgage Funding Trust
                             2005-HE4, Floating Rate Note, 7/25/30                   68,437
      18,767          0.88   GreenPoint Mortgage Funding Trust
                             2005-HE4, Floating Rate Note, 7/25/30                   18,694
     321,454          0.82   GSAA Home Equity Trust 2004-11,
                             Floating Rate Note, 12/25/34                           314,089
     665,154          0.40   GSAA Home Equity Trust 2005-11,
                             Floating Rate Note, 10/25/35                           662,742

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   1,511,275          0.87   GSAMP Trust 2004-HE2, Floating Rate
                             Note, 9/25/34                                 $      1,456,005
   3,221,287          0.80   GSAMP Trust 2004-SEA2, Floating Rate
                             Note, 3/25/34                                        3,216,802
     543,850          0.90   GSAMP Trust 2005-HE1, Floating Rate
                             Note, 12/25/34                                         532,848
   2,172,264          0.61   GSAMP Trust 2006-SD1, Floating Rate
                             Note, 12/25/45                                       2,157,114
   2,280,921          0.46   GSAMP Trust 2006-SEA1, Floating Rate
                             Note, 5/25/36 (144A)                                 2,254,268
   1,189,225          1.50   GSRPM Mortgage Loan Trust 2003-2,
                             Floating Rate Note, 6/25/33                          1,143,274
   1,138,761          0.45   GSRPM Mortgage Loan Trust 2006-1,
                             Floating Rate Note, 3/25/35 (144A)                   1,106,994
     835,037          0.46   GSRPM Mortgage Loan Trust 2006-2,
                             Floating Rate Note, 9/25/36 (144A)                     790,812
   4,240,000                 HLSS Servicer Advance Receivables
                             Backed Notes Series 2013-T2,
                             1.1472%, 5/16/44 (144A)                              4,242,120
   3,750,000                 HLSS Servicer Advance Receivables
                             Trust, 1.2437%, 1/17/45 (d)                          3,752,250
   5,600,000                 HLSS Servicer Advance Receivables
                             Trust, 1.4953%, 1/16/46 (144A)                       5,604,480
   3,305,395          0.62   Home Equity Asset Trust 2005-6,
                             Floating Rate Note, 12/25/35                         3,295,284
   2,096,667          0.53   Home Equity Asset Trust 2005-7,
                             Floating Rate Note, 1/25/36                          2,086,262
     370,892          0.32   Home Equity Asset Trust 2006-4,
                             Floating Rate Note, 8/25/36                            363,511
   2,253,252          0.26   Home Equity Asset Trust 2006-8,
                             Floating Rate Note, 3/25/37                          2,216,948
      36,150          0.42   Home Equity Mortgage Loan
                             Asset-Backed Trust Series INABS
                             2005-C, Floating Rate Note, 10/25/35                    36,100
   1,842,448          0.57   HomeBanc Mortgage Trust 2005-2,
                             Floating Rate Note, 5/25/25                          1,829,563
   1,462,250          0.61   Homestar Mortgage Acceptance
                             Corp., Floating Rate Note, 1/25/35                   1,454,042
      39,788          0.30   HSBC Home Equity Loan Trust USA
                             2006-2, Floating Rate Note, 3/20/36                     39,468
   4,348,720          0.39   HSBC Home Equity Loan Trust USA
                             2006-3, Floating Rate Note, 3/20/36                  4,312,012
     898,213          0.38   HSBC Home Equity Loan Trust USA
                             2006-4, Floating Rate Note, 3/20/36                    892,044
      54,510          1.30   HSBC Home Equity Loan Trust USA
                             2007-3, Floating Rate Note, 11/20/36                    54,590

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 27

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   3,492,087          1.35   HSBC Home Equity Loan Trust USA
                             2007-3, Floating Rate Note, 11/20/36          $      3,489,786
   2,100,000          1.75   Invitation Homes 2014-SFR2 Trust,
                             Floating Rate Note, 9/18/31 (144A)                   2,056,248
   2,055,216          1.65   Irwin Whole Loan Home Equity Trust
                             2003-C, Floating Rate Note, 6/25/28                  2,035,085
   3,536,822          0.62   Irwin Whole Loan Home Equity Trust
                             2005-B, Floating Rate Note, 12/25/29                 3,463,246
     636,201          0.49   IXIS Real Estate Capital Trust
                             2005-HE4, Floating Rate Note, 2/25/36                  623,382
   1,221,958          0.38   JP Morgan Mortgage Acquisition
                             Corp 2005-FRE1, Floating Rate
                             Note, 10/25/35                                       1,200,315
     887,458          0.30   JP Morgan Mortgage Acquisition
                             Trust 2006-ACC1, Floating Rate
                             Note, 5/25/36                                          873,058
   1,008,967          0.40   Lehman Brothers Small Balance
                             Commercial, Floating Rate Note,
                             2/25/30 (144A)                                         921,173
     438,086          2.40   Madison Avenue Manufactured
                             Housing Contract Trust 2002-A,
                             Floating Rate Note, 3/25/32                            437,840
   1,731,791          0.79   MASTR Adjustable Rate Mortgages Trust
                             2004-11, Floating Rate Note, 11/25/34                1,714,223
   1,883,057          0.61   Morgan Stanley ABS Capital I Inc Trust
                             2004-SD3, Floating Rate Note,
                             6/25/34 (144A)                                       1,884,121
      74,045          0.86   Morgan Stanley ABS Capital I Inc
                             Trust 2005-WMC3, Floating Rate
                             Note, 3/25/35                                           73,746
   1,770,863          0.78   Morgan Stanley ABS Capital I, Inc. Trust
                             2005-NC2, Floating Rate Note, 3/25/35                1,749,855
     205,587          0.24   Morgan Stanley Structured Trust,
                             Floating Rate Note, 6/25/37                            202,324
   1,061,400          0.65   Motor 2013-1 Plc, Floating Rate Note,
                             2/25/21 (144A)                                       1,064,660
   2,250,000                 Nationstar Agency Advance Funding Trust
                             2013-T1A, 0.997%, 2/15/45 (144A)                     2,247,885
     641,288          0.30   Nationstar Home Equity Loan Trust
                             2007-A, Floating Rate Note, 3/25/37                    612,090
     803,247          0.85   New Century Home Equity Loan Trust
                             2005-1, Floating Rate Note, 3/25/35                    803,074
   1,466,304          1.28   New Century Home Equity Loan
                             Trust Series 2003-4, Floating Rate
                             Note, 10/25/33                                       1,421,053
      53,658          0.62   Nomura Home Equity Loan Inc Home
                             Equity Loan Trust Series 2005-FM1,
                             Floating Rate Note, 5/25/35                             53,422

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     152,768          0.36   Nomura Home Equity Loan Inc Home
                             Equity Loan Trust Series 2006-HE1,
                             Floating Rate Note, 2/25/36                   $        152,245
     452,299          0.93   NovaStar Mortgage Funding Trust Series
                             2003-1, Floating Rate Note, 5/25/33                    442,148
   2,443,000          1.80   NovaStar Mortgage Funding Trust Series
                             2004-4, Floating Rate Note, 3/25/35                  2,397,013
     507,099          1.23   NovaStar Mortgage Funding Trust Series
                             2004-4, Floating Rate Note, 3/25/35                    507,081
   1,477,625                 Oak Hill Advisors Residential Loan T
                             rust 2014-NPL1, 2.8828%, 5/25/54
                             (Step) (144A)                                        1,478,318
     268,425          0.95   Option One Mortgage Loan Trust 2005-1,
                             Floating Rate Note, 2/25/35                            262,915
   1,805,709          0.41   Option One Mortgage Loan Trust 2005-4
                             Asset-Backed Certificates Series
                             2005-4, Floating Rate Note, 11/25/35                 1,778,342
      43,869                 Option One Mortgage Loan Trust
                             2007-FXD2, 5.9%, 3/25/37 (Step)                         41,945
   1,043,204          5.46   Origen Manufactured Housing
                             Contract Trust 2004-B, Floating Rate
                             Note, 11/15/35                                       1,070,731
   1,505,125          1.17   Park Place Securities Inc Asset-Backed
                             Pass-Through Certificates Series
                             2004-WCW, Floating Rate
                             Note, 9/25/34                                        1,491,163
     357,913          1.09   Park Place Securities, Inc. Asset-Backed
                             Pass-Through Certificates Series
                             2004-MCW, Floating Rate
                             Note, 10/25/34                                         355,988
     367,285          1.08   Park Place Securities, Inc. Asset-Backed
                             Pass-Through Certificates Series
                             2004-WCW2, Floating Rate
                             Note, 10/25/34                                         367,216
     435,389          1.17   Park Place Securities, Inc. Asset-Backed
                             Pass-Through Certificates Series
                             2004-WWF, Floating Rate
                             Note, 12/25/34                                         435,803
   2,746,206          0.52   Park Place Securities, Inc. Asset-Backed
                             Pass-Through Certificates Series
                             2005-WHQ4, Floating Rate
                             Note, 9/25/35                                        2,715,028
   2,000,000          0.50   Pepper Residential Securities Trust,
                             Floating Rate Note, 4/10/15 (144A)                   2,000,200
   2,000,000          0.45   Pepper Residential Securities Trust,
                             Floating Rate Note, 7/24/15 (144A)                   2,000,063
   2,185,723          0.85   PFS Financing Corp., Floating Rate
                             Note, 10/17/16 (144A)                                2,184,551

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 29

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     325,276          1.65   PFS Financing Corp., Floating Rate
                             Note, 10/17/16 (144A)                         $        324,946
   3,240,000          0.70   PFS Financing Corp., Floating Rate
                             Note, 2/15/18 (144A)                                 3,238,374
   2,000,000          0.75   PFS Financing Corp., Floating Rate
                             Note, 2/15/19 (144A)                                 2,003,750
   1,800,000                 Progreso Receivables Funding I LLC,
                             4.0%, 7/9/18 (144A)                                  1,813,500
   2,304,718          0.81   Quest Trust REMICS, Floating Rate
                             Note, 3/25/34 (144A)                                 2,243,869
   1,255,948          1.10   RAAC Series 2005-RP1 Trust, Floating
                             Rate Note, 7/25/37 (144A)                            1,241,006
     916,950          0.80   RAAC Series 2005-RP2 Trust, Floating
                             Rate Note, 6/25/35 (144A)                              918,050
   1,479,405          0.95   RAAC Series 2005-RP3 Trust, Floating
                             Rate Note, 5/25/39 (144A)                            1,444,259
     570,266          0.45   RAAC Series 2006-RP1 Trust, Floating
                             Rate Note, 10/25/45 (144A)                             566,056
   2,666,641          0.40   RAAC Series 2006-RP2 Trust, Floating
                             Rate Note, 2/25/37 (144A)                            2,631,676
   1,204,393          1.08   RAMP Series 2004-RS11 Trust, Floating
                             Rate Note, 11/25/34                                  1,187,032
     859,599          0.65   RAMP Series 2005-RS6 Trust, Floating
                             Rate Note, 6/25/35                                     849,810
   2,612,207          0.31   RAMP Series 2006-RZ3 Trust, Floating
                             Rate Note, 10/25/35                                  2,583,135
   2,266,086          0.93   RASC Series 2004-KS10 Trust, Floating
                             Rate Note, 11/25/34                                  2,261,638
      38,979          0.63   RASC Series 2005-EMX2 Trust, Floating
                             Rate Note, 7/25/35                                      38,900
     168,146          0.80   RASC Series 2005-KS3 Trust, Floating
                             Rate Note, 4/25/35                                     168,106
      63,818          0.37   RASC Series 2006-KS1 Trust, Floating
                             Rate Note, 4/25/35                                      63,757
   1,500,000          0.46   Resimac MBS Trust, Floating Rate Note,
                             3/7/15 (144A)                                        1,500,198
     973,878          1.65   RFSC Series 2003-RP2 Trust, Floating
                             Rate Note, 7/25/41 (144A)                              966,490
      73,748          0.63   Salomon Brothers Mortgage Securities
                             VII, Inc., Floating Rate Note, 3/25/28                  72,822
     134,184          1.05   Salomon Mortgage Loan Trust Series
                             2001-CB4, Floating Rate Note, 11/25/33                 126,637
   1,161,162          0.70   SASCO Mortgage Loan Trust 2005-GEL1,
                             Floating Rate Note, 12/25/34                         1,131,141
     541,885          0.71   SASCO Mortgage Loan Trust 2005-GEL2,
                             Floating Rate Note, 4/25/35                            534,600

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     469,484          2.63   SASCO Mortgage Pass-Through
                             Certificates Series 2004-S4, Floating
                             Rate Note, 12/25/34                           $        469,067
   1,945,000          0.61   Saxon Asset Securities Trust 2005-3,
                             Floating Rate Note, 11/25/35                         1,906,931
   1,646,217          0.38   Saxon Asset Securities Trust 2005-4,
                             Floating Rate Note, 11/25/37                         1,613,019
     966,266          0.50   SBI Home Equity Loan Trust 2006-1,
                             Floating Rate Note, 8/25/36 (144A)                     939,565
   3,378,000          2.20   Silver Bay Realty 2014-1 Trust, Floating
                             Rate Note, 9/18/31 (144A)                            3,346,659
     900,000                 Small Business Administration
                             Participation Certificates, 0.58%,
                             10/17/16 (144A)                                        899,788
     478,902                 SMART Trust/Australia, 1.59%,
                             10/14/16 (144A)                                        481,669
   2,500,000          0.58   SMART Trust/Australia, Floating Rate
                             Note, 1/17/17                                        2,500,562
   1,500,000          0.45   SMART Trust/Australia, Floating Rate
                             Note, 8/15/16                                        1,500,077
   1,555,172          0.60   SMART Trust/Australia, Floating Rate
                             Note, 9/14/16                                        1,555,598
     347,086                 SNAAC Auto Receivables Trust 2013-1,
                             1.14%, 7/16/18 (144A)                                  347,490
     520,142                 SNAAC Auto Receivables Trust 2014-1,
                             1.03%, 9/17/18 (144A)                                  520,039
   1,800,000                 SNAAC Auto Receivables Trust, 4.38%,
                             6/15/17 (144A)                                       1,814,926
     212,123          0.60   Soundview Home Loan Trust 2005-DO1,
                             Floating Rate Note, 5/25/35                            211,890
     835,388          0.41   Soundview Home Loan Trust 2005-OPT4,
                             Floating Rate Note, 12/25/35                           820,127
     579,435          0.54   Specialty Underwriting & Residential
                             Finance Trust Series 2005-AB2,
                             Floating Rate Note, 6/25/36                            573,414
     451,538          0.35   Specialty Underwriting & Residential
                             Finance Trust Series 2006-BC1,
                             Floating Rate Note, 12/25/36                           446,810
   3,640,376          0.45   Specialty Underwriting & Residential
                             Finance Trust Series 2006-BC1, Floating
                             Rate Note, 12/25/36                                  3,507,797
   2,100,000                 Springleaf Funding Trust 2013-A,
                             2.58%, 9/15/21 (144A)                                2,114,824
     172,881                 Stanwich Mortgage Loan Co. 2012-NPL4
                             LLC, 2.9814%, 9/15/42 (144A)                           172,780
     991,231                 Stanwich Mortgage Loan Trust,
                             2.9814%, 2/16/43 (144A)                                989,486

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 31

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
      74,165          0.75   Structured Asset Investment Loan Trust
                             2005-4, Floating Rate Note, 5/25/35           $         74,057
   2,546,928          0.87   Structured Asset Investment Loan Trust
                             2005-6, Floating Rate Note, 7/25/35                  2,520,893
   1,169,148          0.35   Structured Asset Investment Loan Trust
                             2006-1, Floating Rate Note, 1/25/36                  1,135,514
   1,863,556          0.45   Structured Asset Securities Corp
                             Mortgage Loan Trust 2005-S7,
                             Floating Rate Note, 12/25/35 (144A)                  1,808,225
   3,024,027          0.30   Structured Asset Securities Corp
                             Mortgage Loan Trust 2006-EQ1,
                             Floating Rate Note, 7/25/36                          2,946,064
   2,220,044          0.37   Structured Asset Securities Corp
                             Mortgage Loan Trust 2006-GEL4,
                             Floating Rate Note, 10/25/36 (144A)                  2,157,936
     161,936          0.21   Structured Asset Securities Corp
                             Mortgage Loan Trust 2007-BC3,
                             Floating Rate Note, 6/25/37                            161,256
   1,103,074          0.45   Structured Asset Securities Corp
                             Mortgage Loan Trust 2007-TC1,
                             Floating Rate Note, 4/25/31 (144A)                   1,052,947
     739,447          1.09   Terwin Mortgage Trust Series TMTS
                             2003-8HE, Floating Rate Note, 12/25/34                 718,663
     552,396          0.60   Terwin Mortgage Trust Series TMTS
                             2005-10HE, Floating Rate Note, 6/25/36                 539,858
   1,556,000          2.55   Trafigura Securitisation Finance Plc,
                             Floating Rate Note, 10/15/15 (144A)                  1,567,866
   1,196,484                 United Auto Credit Securitization Trust
                             2012-1, 2.52%, 3/15/16 (144A)                        1,199,618
   4,100,000                 United Auto Credit Securitization Trust
                             2012-1, 3.12%, 3/15/18 (144A)                        4,117,614
     162,866                 United Auto Credit Securitization Trust
                             2013-1, 0.95%, 9/15/15 (144A)                          162,892
   1,900,000                 United Auto Credit Securitization Trust
                             2013-1, 1.74%, 4/15/16 (144A)                        1,905,531
   3,000,000                 United Auto Credit Securitization Trust
                             2014-1, 0.74%, 6/15/16 (144A)                        2,999,930
   2,700,000          0.00   Velocity Commercial Capital Loan Trust
                             2014-1, Floating Rate Note,
                             9/25/44 (144A)                                       2,670,632
      90,463          0.56   Wells Fargo Home Equity Asset-Backed
                             Securities 2005-2 Trust, Floating Rate
                             Note, 11/25/35                                          90,258
     268,559                 Westlake Automobile Receivables Trust 2
                             013-1, 1.12%, 1/15/18 (144A)                           269,187
   1,000,000                 Wheels SPV 2 LLC, 0.84%,
                             3/20/23 (144A)                                         996,149

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     34,350           0.43   Wilshire Mortgage Loan Trust, Floating
                             Rate Note, 5/25/28                            $         33,404
     200,000                 World Financial Network Credit Card
                             Master Trust, 3.96%, 4/15/19                           204,710
   2,850,000          0.54   World Financial Network Credit Card
                             Master Trust, Floating Rate
                             Note, 12/16/19                                       2,851,986
                                                                           ----------------
                                                                           $    279,090,490
                                                                           ----------------
                             Total Banks                                   $    279,208,133
-------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 10.6%
                             Other Diversified Financial
                             Services -- 3.8%
   3,129,992          0.35   321 Henderson Receivables I LLC,
                             Floating Rate Note, 6/15/41 (144A)            $      3,057,288
     364,134          0.50   321 Henderson Receivables I LLC,
                             Floating Rate Note, 9/15/45 (144A)                     354,760
     259,323                 Ascentium Equipment Receivables
                             2012-1 LLC, 1.83%, 9/15/19 (144A)                      259,255
   1,000,000                 Ascentium Equipment Receivables
                             2014-1 LLC, 1.04%, 1/10/17                           1,000,237
     641,398                 AXIS Equipment Finance Receivables
                             II LLC, 1.75%, 6/20/16                                 641,361
   1,518,400                 BCC Funding VIII LLC, 1.794%,
                             6/22/20 (144A)                                       1,516,122
   3,000,000          0.55   BMW Floorplan Master Owner Trust,
                             Floating Rate Note, 9/15/17 (144A)                   3,006,843
   2,504,842                 BMW Vehicle Lease Trust
                             2013-1, 0.54%, 9/21/15                               2,506,077
     200,000                 Chase Issuance Trust, 0.47%, 5/15/17                   200,072
     950,000                 Chase Issuance Trust, 0.59%, 8/15/17                   950,966
   8,755,000                 Chase Issuance Trust, 0.79%, 6/15/17                 8,777,457
   2,700,000          0.30   Chase Issuance Trust, Floating Rate
                             Note, 10/16/17                                       2,702,562
   6,345,000          0.26   Chase Issuance Trust, Floating Rate
                             Note, 2/15/17                                        6,344,258
   1,350,000          0.20   Chase Issuance Trust, Floating Rate
                             Note, 4/15/19                                        1,342,352
     150,000          0.40   Chase Issuance Trust, Floating Rate
                             Note, 4/15/19                                          149,324
   3,000,000          0.36   Chase Issuance Trust, Floating Rate
                             Note, 4/16/18                                        2,997,663
   2,102,000          0.26   Chase Issuance Trust, Floating Rate
                             Note, 5/15/17                                        2,102,000
   9,130,000          0.28   Chase Issuance Trust, Floating Rate
                             Note, 8/15/17                                        9,128,375

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 33

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Other Diversified Financial
                             Services -- (continued)
     397,236                 CNH Equipment Trust 2011-A,
                             2.04%, 10/17/16                               $        398,807
     287,133                 CNH Equipment Trust 2011-C,
                             1.19%, 12/15/16                                        287,360
   1,874,000                 CNH Equipment Trust 2013-A,
                             0.69%, 6/15/18                                       1,875,715
     825,737                 CNH Equipment Trust 2013-C,
                             0.63%, 1/17/17                                         826,347
   1,550,000          0.75   CNH Wholesale Master Note Trust,
                             Floating Rate Note, 8/15/19 (144A)                   1,553,810
   2,100,000          2.05   Colony American Homes 2014-2,
                             Floating Rate Note, 7/19/31 (144A)                   2,069,760
     557,972          0.29   Crusade Global Trust, Floating Rate
                             Note, 8/14/37 (d)                                      557,705
   3,000,000                 Discover Card Execution Note Trust,
                             0.81%, 8/15/17                                       3,005,151
   1,700,000                 Discover Card Execution Note Trust,
                             0.86%, 11/15/17                                      1,704,534
     690,000          0.36   Discover Card Execution Note Trust,
                             Floating Rate Note, 1/16/18                            690,000
     750,000          0.34   Discover Card Execution Note Trust,
                             Floating Rate Note, 10/15/18                           750,016
   6,550,000          0.74   Discover Card Execution Note Trust,
                             Floating Rate Note, 3/15/18                          6,577,340
   1,746,272                 Enterprise Fleet Financing LLC, 0.72%,
                             4/20/18 (144A)                                       1,747,178
   2,000,000                 Enterprise Fleet Financing LLC,
                             0.87%, 9/20/19                                       1,999,770
      41,600                 Fifth Third Auto 2013-1, 0.59%, 3/15/16                 41,618
     780,053                 FNA 2013-1 Trust, 1.98%, 1/10/18                       781,223
     824,161          0.44   GE Business Loan Trust 2004-1,
                             Floating Rate Note, 5/15/32 (144A)                     809,907
   2,892,270          0.33   GE Business Loan Trust 2006-2,
                             Floating Rate Note, 11/15/34 (144A)                  2,748,284
   3,605,000          0.86   Gracechurch Card Funding Plc,
                             Floating Rate Note, 2/15/17 (144A)                   3,611,853
   1,300,000          1.00   Gracechurch Card Funding Plc,
                             Floating Rate Note, 5/15/19 (144A)                   1,315,328
   2,200,000          0.86   Gracechurch Card Funding Plc,
                             Floating Rate Note, 6/15/17 (144A)                   2,206,156
      46,299                 John Deere Owner Trust 2013-B,
                             0.55%, 1/15/16                                          46,319
     800,000                 Kubota Credit Owner Trust 2014-1,
                             0.58%, 2/15/17                                         799,934
      85,167          1.13   Mastr Asset Backed Securities Trust
                             2004-HE1, Floating Rate Note, 9/25/34                   85,107

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Other Diversified Financial
                             Services -- (continued)
     68,654           0.40   Mastr Asset Backed Securities Trust
                             2005-FRE1, Floating Rate
                             Note, 10/25/35                                $         68,562
   2,257,271          0.38   Mastr Asset Backed Securities Trust
                             2006-AB1 REMICS, Floating Rate
                             Note, 2/25/36                                        2,240,549
   3,252,942          0.34   Mastr Asset Backed Securities Trust
                             2006-NC1, Floating Rate Note, 1/25/36                3,202,027
   1,823,535          0.45   Mastr Specialized Loan Trust, Floating
                             Rate Note, 1/25/36 (144A)                            1,771,738
     572,898          0.30   Nelnet Student Loan Trust 2005-1,
                             Floating Rate Note, 10/26/20                           571,456
   1,100,158                 PFS Tax Lien Trust 2014-1,
                             1.44%, 5/15/29                                       1,101,051
   1,699,877                 Prestige Auto Receivables Trust
                             2014-1, 0.97%, 3/15/18 (144A)                        1,700,047
     146,592          0.91   SACO I Trust 2005-8, Floating Rate
                             Note, 11/25/35                                         146,382
     197,917          0.34   TAL Advantage I LLC, Floating Rate Note,
                             4/20/21 (144A)                                         196,165
   1,280,887                 TAL Advantage V LLC, 1.7%,
                             5/20/39 (144A)                                       1,275,046
     897,181          1.85   Truman Capital Mortgage Loan Trust,
                             Floating Rate Note, 1/25/34                            885,687
      32,125                 World Omni Auto Receivables Trust
                             2013-B, 0.48%, 11/15/16                                 32,137
                                                                           ----------------
                                                                           $     96,717,041
-------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.9%
     300,000          0.52   Ally Master Owner Trust, Floating Rate
                             Note, 1/16/18                                 $        300,157
     250,000          0.95   Ally Master Owner Trust, Floating Rate
                             Note, 2/15/17                                          250,563
   2,600,000          0.55   Ally Master Owner Trust, Floating Rate
                             Note, 6/17/19                                        2,600,000
   3,000,000          1.22   Ally Master Owner Trust, Floating Rate
                             Note, 8/15/17                                        3,019,212
   1,364,662                 Alterna Funding I LLC, 1.639%,
                             2/15/21 (144A)                                       1,361,251
     888,000          0.60   GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 10/20/17                           889,218
     350,000          0.73   GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 2/21/17                            350,456
   1,190,000          0.56   GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 4/20/18                          1,193,411
   2,000,000          0.65   GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 6/20/17                          2,001,822

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 35

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Specialized Finance -- (continued)
     500,000          1.06   GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 6/20/17                   $        499,268
   2,670,000          0.54   GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 7/22/19                          2,671,084
      86,469                 Hercules Capital Funding Trust 2012-1,
                             3.32%, 12/16/17 (144A)                                  86,685
   1,800,000                 NYCTL 2014-A Trust, 1.03%,
                             11/10/27 (144A)                                      1,799,438
     900,000                 Synchrony Credit Card Master Note
                             Trust, 1.03%, 1/15/18                                  901,467
     849,000                 Synchrony Credit Card Master Note
                             Trust, 1.51%, 6/15/18                                  855,294
     100,000                 Synchrony Credit Card Master Note
                             Trust, 3.69%, 3/15/18                                  101,449
   2,700,000          0.46   Synchrony Credit Card Master Note
                             Trust, Floating Rate Note, 6/15/18                   2,700,097
                                                                           ----------------
                                                                           $     21,580,872
-------------------------------------------------------------------------------------------
                             Consumer Finance -- 5.5%
     109,449                 Ally Auto Receivables Trust 2011-2,
                             1.98%, 4/15/16                                $        109,804
     278,790                 Ally Auto Receivables Trust 2011-3,
                             1.61%, 5/16/16                                         279,513
     983,479          0.41   Ally Auto Receivables Trust 2013-2,
                             Floating Rate Note, 7/15/16                            983,758
   1,749,629          0.35   Ally Auto Receivables Trust 2014-SN1,
                             Floating Rate Note, 10/20/16                         1,748,118
      26,964                 American Credit Acceptance Receivables
                             Trust 2012-2, 1.89%, 7/15/16 (144A)                     26,987
   1,228,000                 American Credit Acceptance Receivables
                             Trust 2012-2, 4.05%, 2/15/18 (144A)                  1,243,549
     643,592                 American Credit Acceptance Receivables
                             Trust 2013-1, 1.45%, 4/16/18 (144A)                    645,962
     271,872                 American Credit Acceptance Receivables
                             Trust 2013-2, 1.32%, 2/15/17 (144A)                    272,292
     365,692                 American Credit Acceptance Receivables
                             Trust 2014-1, 1.14%, 3/12/18 (144A)                    366,094
   2,483,940                 American Credit Acceptance Receivables
                             Trust 2014-2, 0.99%, 10/10/17 (144A)                 2,484,188
   1,353,300                 American Credit Acceptance Receivables
                             Trust 2014-3, 0.99%, 8/10/18 (144A)                  1,352,583
     225,414                 American Credit Acceptance Receivables
                             Trust, 1.64%, 11/15/16 (144A)                          225,750
      50,000          0.42   American Express Credit Account Master
                             Trust, Floating Rate Note, 1/15/20                      50,042
   1,945,000          1.36   American Express Credit Account Master
                             Trust, Floating Rate Note, 2/15/18                   1,961,003

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
   8,890,000          0.30   American Express Credit Account Master
                             Trust, Floating Rate Note, 3/15/18            $      8,893,165
     470,000                 AmeriCredit Automobile Receivables
                             Trust 2010-4, 6.4%, 4/9/18 (144A)                      475,101
   1,566,187                 AmeriCredit Automobile Receivables
                             Trust 2011-5, 2.45%, 12/8/16                         1,572,288
     800,000                 AmeriCredit Automobile Receivables
                             Trust 2012-1, 2.67%, 1/8/18                            812,195
      66,659                 AmeriCredit Automobile Receivables
                             Trust 2013-1, 0.49%, 6/8/16                             66,660
     485,000                 AmeriCredit Automobile Receivables
                             Trust 2013-2, 0.65%, 12/8/17                           485,244
     698,735                 AmeriCredit Automobile Receivables
                             Trust 2013-4, 0.74%, 11/8/16                           699,265
   1,320,000          0.44   AmeriCredit Automobile Receivables
                             Trust 2014-2, Floating Rate
                             Note, 10/10/17                                       1,319,840
   2,000,000          0.44   BA Credit Card Trust, Floating Rate
                             Note, 1/15/20                                        2,000,064
   2,800,000          0.42   BA Credit Card Trust, Floating Rate
                             Note, 9/16/19                                        2,802,736
   3,392,000          1.60   Cabela's Credit Card Master Note Trust,
                             Floating Rate Note, 1/16/18 (144A)                   3,403,495
     150,000          0.68   Cabela's Credit Card Master Note Trust,
                             Floating Rate Note, 2/18/20 (144A)                     151,117
     900,000          0.50   Cabela's Credit Card Master Note Trust,
                             Floating Rate Note, 3/16/20                            899,443
   1,500,000          0.76   Cabela's Credit Card Master Note Trust,
                             Floating Rate Note, 6/17/19 (144A)                   1,508,288
   2,475,000          0.86   Cabela's Credit Card Master Note Trust,
                             Floating Rate Note, 9/17/18 (144A)                   2,485,140
     335,274                 California Republic Auto Receivables
                             Trust 2012-1, 1.18%, 8/15/17 (144A)                    336,642
   1,050,000          0.34   Capital One Multi-Asset Execution Trust,
                             Floating Rate Note, 2/15/19                          1,049,836
   6,145,000          0.24   Capital One Multi-Asset Execution Trust,
                             Floating Rate Note, 8/15/18                          6,140,957
      20,438          0.89   Chase Funding Trust Series 2002-4,
                             Floating Rate Note, 10/25/32                            19,266
     639,000                 Citibank Credit Card Issuance Trust,
                             4.55%, 6/20/17                                         658,054
   4,180,000                 Citibank Credit Card Issuance Trust,
                             4.85%, 3/10/17                                       4,262,940
     200,000                 Citibank Credit Card Issuance Trust,
                             4.9%, 12/12/16                                         201,789
   1,650,000                 Citibank Credit Card Issuance Trust,
                             5.1%, 11/20/17                                       1,733,709

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 37

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
   4,050,000          0.30   Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 11/25/16                  $      4,050,247
   3,490,000          0.47   Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 11/7/18                          3,494,767
   3,070,000          0.30   Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 12/12/16                         3,070,304
   9,931,000          0.40   Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 2/7/18                           9,939,193
  13,370,000          0.26   Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 4/24/17                         13,364,652
   3,900,000          1.36   Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 5/22/17                          3,925,604
     418,893                 CPS Auto Receivables Trust 2013-B,
                             1.82%, 9/15/20 (144A)                                  419,675
     566,099                 CPS Auto Receivables Trust 2014-A,
                             1.21%, 8/15/18                                         565,987
   2,200,000                 CPS Auto Receivables Trust 2014-C,
                             1.31%, 2/15/19 (144A)                                2,193,543
     457,274                 CPS Auto Trust, 1.48%, 3/16/20 (144A)                  458,626
     459,940                 CPS Auto Trust, 1.82%, 12/16/19 (144A)                 464,126
     800,000                 Dell Equipment Finance Trust
                             2014-1, 0.64%, 7/22/16 (144A)                          799,976
   2,549,908                 First Investors Auto Owner Trust 2013-2,
                             1.23%, 3/15/19 (144A)                                2,559,088
     138,889                 First Investors Auto Owner Trust 2013-3,
                             0.89%, 9/15/17 (144A)                                  139,073
   2,100,000                 First Investors Auto Owner Trust 2014-2,
                             0.86%, 8/15/18 (144A)                                2,099,383
     114,347          0.42   Ford Credit Auto Lease Trust 2013-B,
                             Floating Rate Note, 1/15/16                            114,391
   2,150,000          0.31   Ford Credit Auto Lease Trust 2014-B,
                             Floating Rate Note, 3/15/17                          2,150,150
     428,100                 Ford Credit Auto Owner Trust 2011-A,
                             1.65%, 5/15/16                                         429,223
     409,408                 Ford Credit Auto Owner Trust 2013-C,
                             0.55%, 4/15/16                                         409,555
   1,287,272                 Ford Credit Auto Owner Trust 2014-A,
                             0.48%, 11/15/16                                      1,287,207
     108,065                 Ford Credit Auto Owner Trust,
                             1.35%, 12/15/16                                        108,463
     350,000          0.53   Ford Credit Floorplan Master Owner
                             Trust A, Floating Rate Note, 1/15/18                   350,361
     900,000          0.55   Ford Credit Floorplan Master Owner
                             Trust A, Floating Rate Note, 2/15/19                   901,184
     568,788                 Honda Auto Receivables 2011-2
                             Owner Trust, 1.55%, 8/18/17                            569,108

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
     468,982                 Honda Auto Receivables 2012-2
                             Owner Trust, 0.7%, 2/16/16                    $        469,270
   3,743,336                 Honda Auto Receivables 2012-4
                             Owner Trust, 0.52%, 8/18/16                          3,746,687
     359,539                 Honda Auto Receivables 2013-1
                             Owner Trust, 0.48%, 11/21/16                           359,492
     959,000                 Honda Auto Receivables 2013-2
                             Owner Trust, 0.53%, 2/16/17                            959,486
     189,113                 Hyundai Auto Lease Securitization
                             Trust 2012-A, 0.92%, 8/17/15 (144A)                    189,182
      55,247                 Hyundai Auto Receivables Trust
                             2013-A, 0.4%, 12/15/15                                  55,250
      99,000                 Hyundai Auto Receivables Trust
                             2014-B, 0.44%, 2/15/17                                  99,006
     651,467          1.16   Hyundai Capital Auto Funding VIII, Ltd.,
                             Floating Rate Note, 9/20/16 (144A)                     651,532
   1,900,000          0.33   Mercedes Benz Auto Lease Trust
                             2014-A, Floating Rate Note, 6/15/16                  1,900,053
   1,000,000          0.42   Mercedes-Benz Master Owner Trust,
                             Floating Rate Note, 11/15/16 (144A)                  1,000,067
     613,663          0.42   Nissan Auto Lease Trust 2013-B,
                             Floating Rate Note, 1/15/16                            613,996
      20,303                 Nissan Auto Receivables 2012-A
                             Owner Trust, 0.73%, 5/16/16                             20,325
     570,000          0.62   Nissan Master Owner Trust Receivables,
                             Floating Rate Note, 5/15/17                            570,789
   1,668,341                 Santander Drive Auto Receivables Trust
                             2011-2, 3.28%, 6/15/16                               1,677,482
     488,771                 Santander Drive Auto Receivables Trust
                             2012-5, 0.83%, 12/15/16                                488,993
   3,400,000                 Santander Drive Auto Receivables Trust
                             2013-3, 0.7%, 10/16/17                               3,401,860
   1,550,000          0.47   Santander Drive Auto Receivables Trust
                             2014-2, Floating Rate Note, 7/17/17                  1,550,192
   1,110,000          0.43   Santander Drive Auto Receivables Trust
                             2014-3, Floating Rate Note, 8/15/17                  1,109,968
   2,500,000          0.47   Santander Drive Auto Receivables Trust
                             2014-4, Floating Rate Note, 1/16/18                  2,500,080
      20,903                 Santander Drive Auto Receivables Trust,
                             0.62%, 7/15/16                                          20,904
     214,104                 Volkswagen Auto Lease Trust 2012-A,
                             0.87%, 7/20/15                                         214,163
     884,017          0.40   Volkswagen Auto Lease Trust 2013-A,
                             Floating Rate Note, 12/21/15                           884,215
   2,308,840                 Volkswagen Auto Lease Trust 2014-A,
                             0.52%, 10/20/16                                      2,310,406

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 39

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
   1,366,178          0.36   Volkswagen Auto Lease Trust 2014-A,
                             Floating Rate Note, 10/20/16                  $      1,364,956
     501,619                 Volvo Financial Equipment LLC Series
                             2013-1, 0.53%, 11/16/15 (144A)                         501,658
   1,410,000                 Volvo Financial Equipment LLC Series
                             2013-1, 0.74%, 3/15/17 (144A)                        1,411,579
   1,700,000                 Volvo Financial Equipment LLC Series
                             2014-1, 0.54%, 11/15/16 (144A)                       1,700,241
   2,500,000          0.36   World Omni Automobile Lease
                             Securitization Trust 2014-A, Floating
                             Rate Note, 3/15/17                                   2,499,912
                                                                           ----------------
                                                                           $    139,862,507
-------------------------------------------------------------------------------------------
                             Asset Management
                             & Custody Banks -- 0.1%
   1,385,474                 Horizon Funding Trust 2013-1, 3.0%,
                             5/15/18 (144A)                                $      1,390,670
   1,010,245                 Navitas Equipment Receivables LLC
                             2013-1, 1.95%, 11/15/16                              1,010,222
      67,031          0.29   Triton Container Finance LLC, Floating
                             Rate Note, 2/26/19 (144A)                               66,892
                                                                           ----------------
                                                                           $      2,467,784
-------------------------------------------------------------------------------------------
                             Investment Banking
                             & Brokerage -- 0.3%
   1,658,649          0.91   Chesapeake Funding LLC, Floating Rate
                             Note, 11/7/23 (144A)                          $      1,664,111
     250,000          2.16   Chesapeake Funding LLC, Floating Rate
                             Note, 11/7/23 (144A)                                   252,562
   1,900,000          0.58   Chesapeake Funding LLC, Floating Rate
                             Note, 3/7/26                                         1,898,096
   1,297,817          1.41   Chesapeake Funding LLC, Floating Rate
                             Note, 4/7/24 (144A)                                  1,308,925
   1,281,573          0.61   Chesapeake Funding LLC, Floating Rate
                             Note, 5/7/24 (144A)                                  1,283,564
     200,000          1.31   Chesapeake Funding LLC, Floating Rate
                             Note, 5/7/24 (144A)                                    201,008
   1,261,180          0.33   CLI Funding LLC, Floating Rate Note,
                             8/18/21 (144A)                                       1,254,466
                                                                           ----------------
                                                                           $      7,862,732
                                                                           ----------------
                             Total Diversified Financials                  $    268,490,936
-------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.0%+
                             Real Estate Services -- 0.0%+
     461,827          0.34   HSI Asset Securitization Corp. Trust
                             2006-OPT1, Floating Rate
                             Note, 12/25/35                                $        451,951
                                                                           ----------------
                             Total Real Estate                             $        451,951
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- 0.4%
   1,471,334          2.15   Fannie Mae Connecticut Avenue
                             Securities, Floating Rate Note, 10/25/23      $      1,486,985
     791,862                 Federal Home Loan Banks,
                             2.9%, 4/20/17                                          819,541
   1,896,062          1.60   Freddie Mac Structured Agency Credit
                             Risk Debt Notes, Floating Rate
                             Note, 11/27/23                                       1,896,595
   4,968,365          1.51   Freddie Mac Structured Agency Credit
                             Risk Debt Notes, Floating Rate
                             Note, 8/25/24                                        4,956,047
     747,107          0.80   Fremont Home Loan Trust 2005-B,
                             Floating Rate Note, 4/25/35 (Step)                     744,325
                                                                           ----------------
                                                                           $      9,903,493
                                                                           ----------------
                             Total Government                              $      9,903,493
-------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $565,795,116)                           $    567,440,110
-------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 33.8%
                             TRANSPORTATION -- 0.1%
                             Trucking -- 0.1%
   1,000,000          0.70   Hertz Fleet Lease Funding LP, Floating
                             Rate Note, 12/10/27 (144A)                    $      1,001,675
     500,000          1.20   Hertz Fleet Lease Funding LP, Floating
                             Rate Note, 12/10/27 (144A)                             501,209
                                                                           ----------------
                                                                           $      1,502,884
                                                                           ----------------
                             Total Transportation                          $      1,502,884
-------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.0%+
                             Hotels, Resorts & Cruise
                             Lines -- 0.0%+
     825,346                 Motel 6 Trust, 1.5%, 10/7/25 (144A)           $        818,974
                                                                           ----------------
                             Total Consumer Services                       $        818,974
-------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT &
                             SERVICES -- 0.3%
                             Health Care Distributors -- 0.3%
   5,200,000          2.30   RAIT 2014-FL2 Trust, Floating Rate
                             Note, 5/15/31 (144A)                          $      5,123,524
   1,379,686                 Rialto Capital Management LLC,
                             2.85%, 5/15/24 (144A) (d)                            1,380,020
                                                                           ----------------
                                                                           $      6,503,544
                                                                           ----------------
                             Total Health Care Equipment
                             & Services                                    $      6,503,544
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 41

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             BANKS -- 24.3%
                             Thrifts & Mortgage Finance -- 24.3%
   1,005,600                 A10 Securitization 2013-1 LLC, 2.4%,
                             11/17/25 (144A)                               $      1,008,589
     500,000          4.23   ACA CLO 2006-1, Ltd., Floating Rate
                             Note, 7/25/18 (144A)                                   495,994
   3,000,000          0.95   ACA CLO 2006-2, Ltd., Floating Rate
                             Note, 1/20/21 (144A)                                 2,949,771
   1,583,080          0.46   ACAS CLO 2007-1, Ltd., Floating Rate
                             Note, 4/20/21                                        1,569,382
   2,500,000          1.23   ACIS CLO 2014-4, Ltd., Floating Rate
                             Note, 5/1/26                                         2,493,670
   2,500,000          1.60   ACRE Commercial Mortgage Trust
                             2014-FL2, Floating Rate Note,
                             8/15/31 (144A)                                       2,499,999
   5,350,000          1.15   ACRE Commercial Mortgage Trust
                             2014-FL2, Floating Rate Note,
                             8/15/31 (144A)                                       5,349,999
     464,938          2.39   Adjustable Rate Mortgage Trust
                             2004-1, Floating Rate Note, 1/25/35                    467,558
   1,811,204          0.93   Adjustable Rate Mortgage Trust
                             2005-2, Floating Rate Note, 6/25/35                  1,777,798
   1,295,497          0.43   Adjustable Rate Mortgage Trust
                             2005-5, Floating Rate Note, 9/25/35                  1,204,807
     633,215          0.78   Alternative Loan Trust 2003-3T1,
                             Floating Rate Note, 5/25/33                            623,482
       4,056                 Alternative Loan Trust 2004-2CB,
                             5.125%, 3/25/34                                          4,050
         855          0.55   Alternative Loan Trust 2004-2CB,
                             Floating Rate Note, 3/25/34                                854
     669,729                 Alternative Loan Trust 2004-4CB,
                             4.25%, 4/25/34                                         683,694
   2,435,730          0.73   Alternative Loan Trust 2004-6CB,
                             Floating Rate Note, 4/25/34                          2,375,421
   1,000,000          1.68   Apidos Quattro CDO, Floating Rate
                             Note, 1/20/19 (144A)                                   984,577
   2,463,333          0.46   ASG Resecuritization Trust 2010-3,
                             Floating Rate Note, 12/29/45 (144A)                  2,375,000
   1,920,000          1.25   BAMLL Commercial Mortgage
                             Securities Trust 2014-ICTS, Floating
                             Rate Note, 6/15/28 (144A) (d)                        1,918,794
   5,040,000          5.37   Banc of America Commercial
                             Mortgage Trust 2006-1, Floating Rate
                             Note, 9/10/45                                        5,243,752
   3,590,000          5.46   Banc of America Commercial
                             Mortgage Trust 2006-1, Floating Rate
                             Note, 9/10/45                                        3,737,807
   1,673,510          0.51   Banc of America Funding 2004-B Trust,
                             Floating Rate Note, 12/20/34                         1,642,324

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   1,874,672          4.86   Banc of America Merrill Lynch
                             Commercial Mortgage, Inc. REMICS,
                             Floating Rate Note, 7/10/43                   $      1,896,202
   4,517,843          5.12   Banc of America Merrill Lynch
                             Commercial Mortgage, Inc., Floating
                             Rate Note, 10/10/45                                  4,627,053
   6,138,745          5.35   Banc of America Merrill Lynch
                             Commercial Mortgage, Inc., Floating
                             Rate Note, 9/10/47                                   6,320,219
     108,858          3.03   Banc of America Mortgage 2003-A
                             Trust, Floating Rate Note, 2/25/33                     108,309
     263,216          2.65   Banc of America Mortgage 2003-F
                             Trust, Floating Rate Note, 7/25/33                     266,075
   1,894,140          2.63   Banc of America Mortgage 2004-D
                             Trust, Floating Rate Note, 5/25/34                   1,907,952
     451,185          2.60   Banc of America Mortgage 2004-I
                             Trust, Floating Rate Note, 10/25/34                    451,375
   1,249,708                 Bayview Opportunity Master Fund
                             IIA Trust 2012-4NPL, 3.9496%,
                             1/28/34 (Step)                                       1,244,987
   1,445,845          3.72   Bayview Opportunity Master Fund
                             IIa Trust 2014-20NPL, Floating Rate
                             Note, 8/28/44 (144A)                                 1,449,460
     319,935          2.98   Bayview Opportunity Master Fund Trust,
                             Floating Rate Note, 1/28/33 (144A)                     320,574
   2,106,634          2.77   BCAP LLC 2009-RR13-I Trust, Floating
                             Rate Note, 9/26/35 (144A)                            2,160,892
     821,717          2.46   BCAP LLC 2013-RR3 Trust, Floating
                             Rate Note, 5/28/36 (144A)                              827,789
   1,219,291          3.03   BCAP LLC 2013-RR7 Trust, Floating
                             Rate Note, 12/27/34                                  1,271,431
      59,267          2.68   Bear Stearns ALT-A Trust 2003-3,
                             Floating Rate Note, 10/25/33                            59,727
   1,234,292          0.99   Bear Stearns ALT-A Trust 2004-11,
                             Floating Rate Note, 11/25/34                         1,211,978
   2,221,833          0.85   Bear Stearns ALT-A Trust 2004-12,
                             Floating Rate Note, 1/25/35                          2,156,137
   1,407,974          0.99   Bear Stearns ALT-A Trust 2004-12,
                             Floating Rate Note, 1/25/35                          1,280,603
   3,510,023          0.99   Bear Stearns ALT-A Trust 2004-12,
                             Floating Rate Note, 1/25/35                          3,413,473
   3,487,994          0.85   Bear Stearns ALT-A Trust 2004-12,
                             Floating Rate Note, 1/25/35                          3,409,029
     515,661          0.89   Bear Stearns ALT-A Trust 2004-13,
                             Floating Rate Note, 11/25/34                           515,079
   2,892,737          0.75   Bear Stearns ALT-A Trust 2004-4,
                             Floating Rate Note, 6/25/34                          2,779,509

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 43

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     984,964          0.85   Bear Stearns ALT-A Trust 2004-8,
                             Floating Rate Note, 9/25/34                   $        960,268
   1,294,529          2.50   Bear Stearns ARM Trust 2003-3,
                             Floating Rate Note, 5/25/33                          1,306,129
     394,488          2.75   Bear Stearns ARM Trust 2004-3,
                             Floating Rate Note, 7/25/34                            395,483
     594,055          2.16   Bear Stearns ARM Trust 2005-5,
                             Floating Rate Note, 8/25/35                            604,087
     305,566          1.25   Bear Stearns Asset Backed
                             Securities Trust 2003-AC5, Floating
                             Rate Note, 10/25/33                                    281,836
   4,161,490          5.40   Bear Stearns Commercial Mortgage
                             Securities Trust 2005-PWR10, Floating
                             Rate Note, 12/11/40                                  4,306,643
   1,330,000                 Bear Stearns Commercial Mortgage
                             Securities Trust 2005-PWR8,
                             4.75%, 6/11/41                                       1,354,827
   6,173,619                 Bear Stearns Commercial Mortgage
                             Securities Trust 2005-PWR9,
                             4.871%, 9/11/42                                      6,331,454
   3,751,000          4.99   Bear Stearns Commercial Mortgage
                             Securities Trust 2005-PWR9, Floating
                             Rate Note, 9/11/42                                   3,851,388
   3,344,556          4.93   Bear Stearns Commercial Mortgage
                             Securities Trust 2005-TOP18, Floating
                             Rate Note, 2/13/42                                   3,361,312
   6,505,000          5.29   Bear Stearns Commercial Mortgage
                             Securities Trust 2005-TOP20, Floating
                             Rate Note, 10/12/42                                  6,707,078
     478,145          2.65   Bear Stearns Mortgage Securities, Inc.,
                             Floating Rate Note, 6/25/30                            489,641
   1,375,000          1.90   Boca Hotel Portfolio Trust 2013-BOCA,
                             Floating Rate Note, 8/17/26 (144A)                   1,376,352
   1,706,234                 CAM Mortgage Trust 2014-2, 2.6%,
                             12/15/53 (Step) (144A)                               1,706,156
   1,293,455          0.49   Castle Garden Funding, Floating Rate
                             Note, 10/27/20 (144A)                                1,290,335
   3,116,142          5.40   CD 2005-CD1 Commercial Mortgage
                             Trust, Floating Rate Note, 7/15/44                   3,200,589
   1,050,000          1.36   CGBAM Commercial Mortgage Trust
                             2014-HD, Floating Rate Note, 2/15/31                 1,048,679
   5,670,000          1.10   CG-CCRE Commercial Mortgage Trust
                             2014-FL1, Floating Rate Note,
                             6/16/31 (144A)                                       5,660,004
   5,890,000          2.05   CGWF Commercial Mortgage Trust
                             2013-RKWH REMICS, Floating Rate
                             Note, 11/15/30 (144A)                                5,911,151

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     428,493                 Chase Mortgage Finance Trust Series
                             2005-S1, 5.5%, 5/25/35                        $        438,564
     125,996          0.48   Chevy Chase Funding LLC
                             Mortgage-Backed Certificates Series
                             2004-1, Floating Rate Note,
                             1/25/35 (144A)                                         114,389
      60,293          0.45   Chevy Chase Funding LLC
                             Mortgage-Backed Certificates Series
                             2004-3, Floating Rate Note,
                             8/25/35 (144A)                                          55,519
     362,125          0.70   CHL Mortgage Pass-Through Trust
                             2003-11, Floating Rate Note, 5/25/33                   354,241
     635,260          0.65   CHL Mortgage Pass-Through Trust
                             2003-15 REMICS, Floating Rate
                             Note, 6/25/18                                          627,819
      60,157          0.55   CHL Mortgage Pass-Through Trust
                             2003-J7, Floating Rate Note, 8/25/18                    58,411
   3,226,215          0.69   CHL Mortgage Pass-Through Trust
                             2004-29, Floating Rate Note, 2/25/35                 3,063,866
     332,045          0.49   CIFC Funding 2007-I, Ltd., Floating
                             Rate Note, 5/10/21 (144A)                              327,360
      17,623                 Citicorp Mortgage Securities REMIC
                             Pass-Through Certificates Trust Series
                             2005-4, 5.0%, 7/25/20                                   18,359
   1,372,704                 Citicorp Mortgage Securities REMIC
                             Pass-Through Certificates Trust Series
                             2005-7, 5.0%, 10/25/35                               1,412,840
   6,745,078                 Citigroup Commercial Mortgage Trust
                             2005-C3, 4.86%, 5/15/43                              6,764,835
     763,584          0.32   Citigroup Commercial Mortgage Trust
                             2007-FL3, Floating Rate Note,
                             4/15/22 (144A)                                         759,263
   1,982,362          0.36   Citigroup Commercial Mortgage Trust
                             2007-FL3, Floating Rate Note,
                             4/15/22 (144A)                                       1,968,963
     497,205          0.40   Citigroup Commercial Mortgage Trust
                             2007-FL3, Floating Rate Note,
                             4/15/22 (144A)                                         493,795
   1,105,112          0.46   Citigroup Commercial Mortgage Trust
                             2007-FL3, Floating Rate Note,
                             4/15/22 (144A)                                       1,094,769
   2,729,106                 Citigroup Mortgage Loan Trust 2010-4
                             REMICS, 5.0%, 10/25/35 (144A)                        2,862,611
   1,256,149          1.15   Citigroup Mortgage Loan Trust 2010-7
                             REMICS, Floating Rate Note,
                             9/25/37 (144A)                                       1,255,780
      11,819                 Citigroup Mortgage Loan Trust, Inc.,
                             6.5%, 6/25/16                                           11,920

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 45

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     950,000          4.65   City Center Trust 2011-CCHP, Floating
                             Rate Note, 7/15/28 (144A)                     $        949,436
   1,462,116          0.75   CNL Commercial Mortgage Loan Trust
                             2002-1, Floating Rate Note,
                             10/25/28 (144A)                                      1,411,673
     373,620          0.59   CNL Commercial Mortgage Loan Trust
                             2003-2, Floating Rate Note,
                             10/25/30 (144A)                                        321,209
   2,541,387          5.12   COMM 2005-C6 Mortgage Trust,
                             Floating Rate Note, 6/10/44                          2,586,911
   6,607,413          5.17   COMM 2005-C6 Mortgage Trust,
                             Floating Rate Note, 6/10/44                          6,816,227
   1,944,620          0.46   COMM 2007-FL14 Mortgage Trust,
                             Floating Rate Note, 6/15/22 (144A)                   1,928,394
     161,457          4.81   COMM 2011-FL1 Mortgage Trust,
                             Floating Rate Note, 7/19/28 (144A)                     161,217
   1,270,707          1.67   COMM 2013-FL3 Mortgage Trust,
                             Floating Rate Note, 10/13/28 (144A)                  1,278,808
   5,740,000          1.80   COMM 2014-KYO Mortgage Trust,
                             Floating Rate Note, 6/11/27 (144A)                   5,733,491
   2,722,000          1.80   COMM 2014-PAT Mortgage Trust,
                             Floating Rate Note, 8/13/27 (144A)                   2,718,747
   3,954,000          1.90   COMM 2014-SAVA Mortgage Trust,
                             Floating Rate Note, 6/15/34 (144A)                   3,952,078
   6,150,000          1.75   COMM 2014-TWC Mortgage Trust,
                             Floating Rate Note, 2/13/32 (144A)                   6,161,574
   1,995,801          2.09   Commercial Mortgage Pass Through
                             Certificates, Floating Rate Note,
                             11/19/26 (144A)                                      2,002,731
     629,823          4.80   Commercial Mortgage Trust 2005-GG3,
                             Floating Rate Note, 8/10/42                            631,046
   3,300,000          4.89   Commercial Mortgage Trust 2005-GG3,
                             Floating Rate Note, 8/10/42                          3,317,358
   6,995,000          5.28   Commercial Mortgage Trust 2005-GG5,
                             Floating Rate Note, 4/10/37                          7,251,598
   5,235,805                 Credit Suisse First Boston Mortgage
                             Securities Corp., 4.686%, 7/15/37                    5,294,383
   3,450,000                 Credit Suisse First Boston Mortgage
                             Securities Corp., 4.832%, 4/15/37                    3,491,859
   6,615,970          5.23   Credit Suisse First Boston Mortgage
                             Securities Corp., Floating Rate
                             Note, 12/17/40                                       6,820,463
      12,946          1.50   Credit Suisse First Boston Mortgage
                             Securities Corp., Floating Rate
                             Note, 12/25/33                                          12,929

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   1,508,004          5.01   Credit Suisse First Boston Mortgage
                             Securities Corp., Floating Rate
                             Note, 2/15/38                                 $      1,510,828
     352,836          0.89   Credit Suisse First Boston Mortgage
                             Securities Corp., Floating Rate
                             Note, 6/25/34                                          345,122
   4,840,665          5.10   Credit Suisse First Boston Mortgage
                             Securities Corp., Floating Rate
                             Note, 8/15/38                                        4,940,223
   1,511,297          0.42   Credit Suisse First Boston Mortgage
                             Securities, 05-6, Floating Rate
                             Note, 7/25/35                                        1,473,098
   1,607,693          2.65   Credit Suisse Mortgage Capital
                             Certificates REMICS, Floating Rate
                             Note, 7/27/36 (144A)                                 1,629,866
   6,470,000          1.35   CSMC Series 2014-ICE, Floating Rate
                             Note, 4/15/27 (144A)                                 6,478,288
   2,400,000          0.00   CSMC Trust 2014-SURF, Floating Rate
                             Note, 2/15/29 (144A)                                 2,402,364
   1,460,000          1.45   Del Coronado Trust 2013-DEL, Floating
                             Rate Note, 3/16/26 (144A)                            1,459,476
   3,530,000          1.36   EQTY 2014-INNS Mortgage Trust,
                             Floating Rate Note, 5/8/31 (144A)                    3,500,821
     900,000          0.86   Extended Stay America Trust 2013-ESH,
                             Floating Rate Note, 12/5/31 (144A)                     898,096
     800,000          1.26   Extended Stay America Trust 2013-ESH,
                             Floating Rate Note, 12/5/31 (144A)                     800,132
     910,261          2.59   First Horizon Mortgage Pass-Through Trust
                             2003-AR3, Floating Rate Note, 9/25/33                  915,702
   1,399,010          0.48   Foothill CLO, Ltd., Floating Rate Note,
                             2/22/21 (144A)                                       1,388,777
     341,944          0.48   Fore CLO, Ltd., Floating Rate Note,
                             7/20/19 (144A)                                         341,401
     553,000          2.09   Four Corners CLO II, Ltd., Floating Rate
                             Note, 1/26/20 (144A)                                   528,911
     785,312          0.47   Gale Force 3 CLO, Ltd., Floating Rate
                             Note, 4/19/21 (144A)                                   781,436
   4,192,674          4.77   GE Capital Commercial Mortgage Corp.,
                             Floating Rate Note, 6/10/48                          4,223,649
   1,700,000          4.97   GE Capital Commercial Mortgage Corp.,
                             Floating Rate Note, 7/10/45                          1,733,918
     858,620                 Global Mortgage Securitization, Ltd.,
                             5.25%, 4/25/32 (144A)                                  829,588
   3,023,980          0.42   Global Mortgage Securitization, Ltd.,
                             Floating Rate Note, 4/25/32 (144A)                   2,897,360

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 47

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   5,057,676          5.23   GMAC Commercial Mortgage Securities
                             Inc Series 2006-C1 Trust, Floating Rate
                             Note, 11/10/45                                $      5,266,730
      44,286          5.30   GMAC Commercial Mortgage Securities,
                             Inc. Series 2004-C2 Trust, Floating Rate
                             Note, 8/10/38                                           44,285
   3,547,000                 GMAC Commercial Mortgage Securities,
                             Inc. Series 2005-C1 Trust,
                             4.697%, 5/10/43                                      3,592,948
   3,350,000          1.45   GP Portfolio Trust 2014-GGP, Floating
                             Rate Note, 2/16/27 (144A)                            3,354,167
   1,739,829          1.78   Gracechurch Mortgage Financing Plc,
                             Floating Rate Note, 11/20/56 (144A)                  1,747,399
   3,550,000          5.55   GS Mortgage Securities Trust
                             2006-GG6 REMICS, Floating Rate
                             Note, 4/10/38                                        3,699,100
   1,690,000          1.90   GS Mortgage Securities Trust
                             2014-GSFL, Floating Rate Note,
                             7/15/31 (144A)                                       1,689,999
   1,452,584          0.94   GSAA Home Equity Trust 2004-6,
                             Floating Rate Note, 6/25/34                          1,436,908
     283,680          0.89   GSAA Home Equity Trust 2004-8,
                             Floating Rate Note, 9/25/34                            283,018
     100,003          2.32   GSR Mortgage Loan Trust 2003-9,
                             Floating Rate Note, 8/25/33                            102,333
     707,849          2.32   HarborView Mortgage Loan Trust
                             2004-1, Floating Rate Note, 4/19/34                    711,929
     258,563          1.28   HarborView Mortgage Loan Trust
                             2004-4, Floating Rate Note, 6/19/34                    251,725
     500,000          1.98   Harch CLO III, Ltd., Floating Rate Note,
                             4/17/20 (144A)                                         484,045
   1,000,000          2.48   Hewett's Island CDO, Ltd., Floating
                             Rate Note, 6/9/19 (144A)                               997,978
   1,474,760          1.78   Holmes Master Issuer Plc, Floating
                             Rate Note, 10/15/54 (144A)                           1,478,943
   1,068,495          1.88   Holmes Master Issuer Plc, Floating
                             Rate Note, 10/15/54 (144A)                           1,074,925
   4,606,660          0.79   Homestar Mortgage Acceptance Corp.,
                             Floating Rate Note, 3/25/34                          4,441,760
   1,091,949          0.50   Homestar Mortgage Acceptance Corp.,
                             Floating Rate Note, 6/25/34                          1,081,291
   1,880,700          0.60   Homestar Mortgage Acceptance Corp.,
                             Floating Rate Note, 7/25/34                          1,867,612
     495,075          1.06   Impac CMB Trust Series 2003-8,
                             Floating Rate Note, 10/25/33                           495,955
   2,170,661          0.79   Impac CMB Trust Series 2004-4,
                             Floating Rate Note, 9/25/34                          2,069,374

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   1,891,915          0.77   Impac CMB Trust Series 2004-4,
                             Floating Rate Note, 9/25/34                   $      1,818,208
   1,665,343          0.88   Impac CMB Trust Series 2004-5,
                             Floating Rate Note, 10/25/34                         1,621,414
     641,614          1.00   Impac CMB Trust Series 2004-5,
                             Floating Rate Note, 8/25/34                            633,153
     517,733          0.95   Impac CMB Trust Series 2004-6,
                             Floating Rate Note, 10/25/34                           495,482
   2,389,428          0.90   Impac CMB Trust Series 2004-7,
                             Floating Rate Note, 11/25/34                         2,315,848
     452,275          0.98   Impac CMB Trust Series 2004-8,
                             Floating Rate Note, 8/25/34                            449,428
     274,208          2.78   Impac CMB Trust Series 2004-8,
                             Floating Rate Note, 8/25/34                            256,717
   1,425,707          0.91   Impac CMB Trust Series 2004-9,
                             Floating Rate Note, 1/25/35                          1,297,526
     793,065          0.95   Impac Secured Assets CMN Owner
                             Trust, Floating Rate Note, 11/25/34                    789,928
   2,225,092          0.50   Impac Secured Assets Trust 2006-1,
                             Floating Rate Note, 5/25/36                          2,206,799
   1,337,616          0.50   Impac Secured Assets Trust 2006-2,
                             Floating Rate Note, 8/25/36                          1,318,900
     929,226          0.35   Impac Secured Assets Trust 2006-5,
                             Floating Rate Note, 12/25/36                           862,378
   1,800,000          2.10   Invitation Homes 2013-SFR1 Trust,
                             Floating Rate Note, 12/19/30 (144A)                  1,774,280
   1,152,209          0.46   Inwood Park CDO, Ltd., Floating Rate
                             Note, 1/20/21 (144A)                                 1,149,467
     142,805          6.45   JP Morgan Chase Commercial
                             Mortgage Securities Corp. Pass-Through
                             Certificates Series 2002 CIBC4,
                             Floating Rate Note, 5/12/34                            148,788
   2,909,904                 JP Morgan Chase Commercial
                             Mortgage Securities Trust 2004-C3,
                             4.878%, 1/15/42                                      2,916,209
     255,893          4.84   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2004-LN2,
                             Floating Rate Note, 7/15/41                            255,370
   4,618,610          5.34   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2005-CIBC11,
                             Floating Rate Note, 8/12/37                          4,669,230
   1,395,568          5.04   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2005-LDP1
                             REMICS, Floating Rate Note, 3/15/46                  1,398,913
   3,175,000                 JP Morgan Chase Commercial
                             Mortgage Securities Trust 2005-LDP2
                             REMICS, 4.738%, 7/15/42                              3,219,961

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 49

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   3,770,000                 JP Morgan Chase Commercial
                             Mortgage Securities Trust 2005-LDP2,
                             4.78%, 7/15/42                                $      3,845,585
   7,410,640          4.94   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2005-LDP3
                             REMICS, Floating Rate Note, 8/15/42                  7,574,837
   2,670,000          5.17   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2005-LDP3,
                             Floating Rate Note, 8/15/42                          2,734,179
   3,950,000          5.04   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2005-LDP4,
                             Floating Rate Note, 10/15/42                         4,025,970
   6,310,000          5.40   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2005-LDP5,
                             Floating Rate Note, 12/15/44                         6,495,647
       8,082                 JP Morgan Chase Commercial
                             Mortgage Securities Trust 2006-CIBC17,
                             5.45%, 12/12/43                                          8,070
   1,824,796          0.43   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2006-FL2,
                             Floating Rate Note, 11/15/18 (144A)                  1,806,265
     167,333          0.51   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2006-FL2,
                             Floating Rate Note, 11/15/18 (144A)                    158,542
      77,631          0.31   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2006-LDP9,
                             Floating Rate Note, 5/15/47                             77,517
     125,723          5.89   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2007-CIBC19,
                             Floating Rate Note, 2/12/49                            126,677
       1,746          5.97   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2007-LDP11,
                             Floating Rate Note, 6/15/49                              1,760
   1,466,000          3.00   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2013-ALC,
                             Floating Rate Note, 7/17/26 (144A)                   1,481,694
   1,200,000          1.95   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2013-FL3,
                             Floating Rate Note, 4/17/28 (144A)                   1,200,313
   4,975,000          0.93   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2013-JWRZ,
                             Floating Rate Note, 4/15/30 (144A)                   4,971,806
   5,600,000          1.40   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-BXH,
                             Floating Rate Note, 4/15/27 (144A)                   5,601,294

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   3,510,000          1.65   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-FBLU
                             REMICS, Floating Rate Note,
                             12/15/28 (144A)                               $      3,511,829
   2,910,000          2.15   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-FBLU,
                             Floating Rate Note, 12/15/28                         2,913,317
   1,500,000          1.90   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-FL4,
                             Floating Rate Note, 12/16/30 (144A)                  1,500,978
   3,750,000          1.07   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-INN,
                             Floating Rate Note, 6/15/29 (144A)                   3,747,649
   3,500,000          1.85   JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-INN,
                             Floating Rate Note, 6/15/29 (144A)                   3,492,972
   1,467,143          2.03   JP Morgan Mortgage Trust 2003-A1,
                             Floating Rate Note, 10/25/33                         1,479,426
     844,310          2.28   JP Morgan Mortgage Trust 2004-A5,
                             Floating Rate Note, 12/25/34                           847,822
     231,522          2.20   JP Morgan Mortgage Trust 2005-A4,
                             Floating Rate Note, 7/25/35                            231,916
     650,000          1.68   KKR Financial CLO 2007-1, Ltd.,
                             Floating Rate Note, 5/15/21 (144A)                     646,825
   1,631,392          1.63   Lanark Master Issuer Plc, Floating
                             Rate Note, 12/22/54 (144A)                           1,655,182
   1,209,414          0.73   Lanark Master Issuer Plc, Floating
                             Rate Note, 12/22/54 (144A)                           1,210,434
     114,408                 LB-UBS Commercial Mortgage Trust
                             2004-C1, 4.568%, 1/15/31                               117,463
   4,785,000          5.20   LB-UBS Commercial Mortgage Trust
                             2005-C2 REMICS, Floating Rate
                             Note, 4/15/30                                        4,870,412
   2,697,161                 LB-UBS Commercial Mortgage Trust
                             2005-C3, 4.739%, 7/15/30                             2,731,417
   4,926,292                 LB-UBS Commercial Mortgage Trust
                             2005-C5, 4.954%, 9/15/30                             5,009,557
   8,161,979          5.20   LB-UBS Commercial Mortgage Trust
                             2005-C7 REMICS, Floating Rate Note,
                             11/15/30 (144A)                                      8,318,681
   5,465,000                 LB-UBS Commercial Mortgage Trust
                             2006-C1 REMICS, 5.156%, 2/15/31                      5,662,986
     175,647          6.32   LB-UBS Commercial Mortgage Trust
                             2008-C1, Floating Rate Note, 4/15/41                   181,225
   1,094,195                 LEAF Receivables Funding 9 LLC,
                             0.88%, 11/15/15 (144A)                               1,094,414

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 51

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   1,202,414          1.10   Lehman Brothers Small Balance
                             Commercial Mortgage Trust 2007-3
                             Class 1A4, Floating Rate Note,
                             10/25/37 (144A)                               $      1,194,383
   1,813,629          1.20   Lehman Brothers Small Balance
                             Commercial Mortgage Trust 2007-3,
                             Floating Rate Note, 10/25/37 (144A)                  1,763,118
   1,262,006          0.37   Lehman Brothers Small Balance
                             Commercial, Floating Rate Note,
                             4/25/31 (144A)                                       1,169,216
   3,086,556          0.38   Lehman Brothers Small Balance
                             Commercial, Floating Rate Note,
                             4/25/31 (144A)                                       2,794,166
   1,901,300          0.40   Lehman Brothers Small Balance
                             Commercial, Floating Rate Note,
                             9/25/30 (144A)                                       1,784,952
   2,984,162          0.50   Lehman XS Trust Series 2005-2,
                             Floating Rate Note, 8/25/35                          2,807,646
     781,788          2.02   MASTR Adjustable Rate Mortgages Trust
                             2003-3, Floating Rate Note, 9/25/33                    781,115
   2,025,339          0.50   MASTR Alternative Loan Trust 2005-1,
                             Floating Rate Note, 2/25/35                          1,975,115
     234,025          0.55   MASTR Asset Securitization Trust
                             2003-6, Floating Rate Note, 7/25/18                    224,854
   1,519,586          0.63   Mellon Residential Funding Corp.
                             Mortgage Pass-Through Trust Series
                             2000 TBC2, Floating Rate Note, 6/15/30               1,487,546
     694,791          0.59   Mellon Residential Funding Corp.
                             Mortgage Pass-Through Trust Series
                             2000-TBC3, Floating Rate
                             Note, 12/15/30                                         662,996
     503,754          2.35   Merrill Lynch Mortgage Investors Trust
                             Series 2005-2, Floating Rate
                             Note, 10/25/35                                         510,449
   1,873,525          1.15   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2003-A, Floating Rate
                             Note, 3/25/28                                        1,871,458
   2,061,241          0.81   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2003-C REMICS, Floating
                             Rate Note, 6/25/28                                   1,983,813
   1,691,187          1.03   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2003-C, Floating Rate
                             Note, 6/25/28                                        1,707,884
   2,153,763          0.77   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2003-E, Floating Rate
                             Note, 10/25/28                                       2,138,030

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
     241,823          1.89   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2003-G, Floating Rate
                             Note, 1/25/29                                 $        243,390
   1,437,649          0.79   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2003-H, Floating Rate
                             Note, 1/25/29                                        1,435,474
   2,145,578          0.61   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2004-A REMICS, Floating
                             Rate Note, 4/25/29                                   2,070,032
     452,598          0.86   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2004-B, Floating Rate
                             Note, 5/25/29                                          445,152
   2,150,024          0.71   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2004-C, Floating Rate
                             Note, 7/25/29                                        2,010,016
     148,135          1.33   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2004-C, Floating Rate
                             Note, 7/25/29                                          142,302
     758,396          2.12   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2004-D, Floating Rate
                             Note, 9/25/29                                          764,459
   2,368,164          1.05   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2004-E, Floating Rate
                             Note, 11/25/29                                       2,303,963
   3,208,616          0.71   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2004-G, Floating Rate
                             Note, 1/25/30                                        3,064,007
   1,026,626          0.93   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2004-G, Floating Rate
                             Note, 1/25/30                                        1,006,372
   2,788,640          0.61   Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2005-A, Floating Rate
                             Note, 3/25/30                                        2,749,047
     723,413          4.95   Merrill Lynch Mortgage Trust 2004-KEY2,
                             Floating Rate Note, 8/12/39                            722,930
   2,170,000          5.05   Merrill Lynch Mortgage Trust 2005-CIP1,
                             Floating Rate Note, 7/12/38                          2,216,863
   6,694,888          5.46   Merrill Lynch Mortgage Trust 2005-CKI1,
                             Floating Rate Note, 11/12/37                         6,910,724
   5,536,176          5.29   Merrill Lynch Mortgage Trust 2005-LC1,
                             Floating Rate Note, 1/12/44                          5,759,062
   1,530,189          4.75   Merrill Lynch Mortgage Trust 2005-MCP1,
                             Floating Rate Note, 6/12/43                          1,549,970
   1,559,372          0.83   MLCC Mortgage Investors, Inc., Floating
                             Rate Note, 4/25/28                                   1,517,336
   3,548,249          0.42   Morgan Stanley Mortgage Loan Trust
                             2005-5AR, Floating Rate Note, 9/25/35                3,515,187

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 53

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   2,421,731          0.43   Morgan Stanley Mortgage Loan Trust
                             2005-6AR, Floating Rate
                             Note, 11/25/35                                $      2,388,761
     809,550          0.42   Morgan Stanley Mortgage Loan Trust
                             2005-6AR, Floating Rate
                             Note, 11/25/35                                         806,053
     363,308          0.49   Morgan Stanley Re-REMIC Trust
                             2010-R4, Floating Rate Note,
                             7/26/36 (144A)                                         362,780
   2,164,820          0.93   MortgageIT Trust 2004-1, Floating
                             Rate Note, 11/25/34                                  2,110,130
   2,176,474          0.89   MortgageIT Trust 2004-2, Floating
                             Rate Note, 12/25/34                                  2,137,785
   1,754,534          0.41   MortgageIT Trust 2005-2, Floating
                             Rate Note, 5/25/35                                   1,683,615
     825,000                 New Residential Advance Receivables
                             Trust Advance Receivables Backed
                             2014-T1, 1.2736%, 3/15/45 (144A)                       825,908
   1,090,797          0.47   NewStar Commercial Loan Trust 2007-1,
                             Floating Rate Note, 9/30/22 (144A)                   1,071,699
   1,419,147          1.35   NorthStar 2012-1 Mortgage Trust,
                             Floating Rate Note, 8/27/29 (144A)                   1,420,468
   1,000,000          4.40   NorthStar 2012-1 Mortgage Trust,
                             Floating Rate Note, 8/27/29 (144A)                   1,009,932
   2,639,279          2.00   NorthStar 2013-1, Floating Rate Note,
                             8/27/29 (144A)                                       2,641,753
   4,570,860          0.46   Opteum Mortgage Acceptance Corp Trust
                             2005-4, Floating Rate Note, 11/25/35                 4,333,815
      85,173          0.45   Opteum Mortgage Acceptance Corp.
                             Asset Backed Pass-Through Certificates
                             2005-1, Floating Rate Note, 2/25/35                     85,166
     250,940          0.40   Opteum Mortgage Acceptance Corp.
                             Asset Backed Pass-Through Certificates
                             2005-5, Floating Rate Note, 12/25/35                   248,651
   1,895,251                 ORES 2014-LV3 LLC, 3.0%, 3/27/24
                             (144A) (d)                                           1,895,334
     800,877                 ORES NPL 2013-LV2 LLC, 3.081%,
                             9/25/25 (144A)                                         800,915
   1,500,000          0.45   Pepper Residential Securities Trust,
                             Floating Rate Note, 10/18/14 (144A)                  1,500,165
   4,750,000                 Progreso Receivables Funding II LLC,
                             3.5%, 7/8/19 (144A)                                  4,750,000
     105,584          0.70   RALI Series 2002-QS16 Trust, Floating
                             Rate Note, 10/25/17                                    101,055
     449,802          0.55   RALI Series 2003-QS10 Trust, Floating
                             Rate Note, 5/25/33                                     443,649

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   2,231,610          0.65   RALI Series 2003-QS11 Trust, Floating
                             Rate Note, 6/25/33                            $      2,124,750
     969,939          0.60   RALI Series 2003-QS22 Trust, Floating
                             Rate Note, 12/26/33                                    899,262
   1,089,918          0.60   RALI Series 2003-QS5 Trust, Floating
                             Rate Note, 3/25/18                                   1,057,385
   1,457,348          0.80   RALI Series 2003-QS6 Trust, Floating
                             Rate Note, 3/25/33                                   1,387,359
   1,461,326          0.60   RALI Series 2003-QS9 Trust, Floating
                             Rate Note, 5/25/18                                   1,416,479
   1,524,790                 RALI Series 2004-QR1 Trust,
                             5.25%, 10/25/34                                      1,536,052
      29,607                 RALI Series 2004-QS1 Trust,
                             4.25%, 1/25/34                                          29,660
      40,033          0.70   RALI Series 2004-QS1 Trust, Floating
                             Rate Note, 1/25/34                                      39,997
     261,754                 RALI Series 2004-QS16 Trust,
                             5.5%, 12/25/34                                         265,878
     653,875                 RALI Series 2004-QS5 Trust,
                             4.75%, 4/25/34                                         671,304
     531,693          0.75   RALI Series 2004-QS5 Trust, Floating
                             Rate Note, 4/25/34                                     523,449
   5,731,974                 RBS Greenwich Capital Mortgage Loan
                             Trust, 3.686%, 4/15/24 (144A)                        5,762,606
   1,150,000          5.01   RBS Greenwich Capital Mortgage Loan
                             Trust, Floating Rate Note, 4/15/24 (144A)            1,168,639
   2,735,374          0.66   RBSSP Resecuritization Trust 2009-5,
                             Floating Rate Note, 8/26/37 (144A)                   2,625,970
     891,125          0.48   Regatta Funding, Ltd., Floating Rate
                             Note, 6/15/20 (144A)                                   885,585
   2,177,660          1.60   RESI Finance LP 2003-CB1, Floating
                             Rate Note, 6/10/35 (144A)                            2,129,024
   2,583,902          1.55   RESI Finance LP, Floating Rate Note,
                             9/10/35 (144A)                                       2,256,674
   2,854,117          0.93   RESI MAC, 2014-1A, Floating Rate
                             Note, 6/12/19                                        2,856,295
     656,152          0.60   Residential Asset Securitization Trust
                             2003-A15, Floating Rate Note, 2/25/34                  605,550
     392,446          0.55   Residential Asset Securitization Trust
                             2003-A2, Floating Rate Note, 5/25/33                   361,684
   3,529,667                 Selene Non-Performing Loans LLC,
                             2.9814%, 5/25/54 (Step) (144A)                       3,509,897
     132,999          0.91   Sequoia Mortgage Trust 10, Floating
                             Rate Note, 10/20/27                                    125,324
     519,671          1.00   Sequoia Mortgage Trust 2003-2,
                             Floating Rate Note, 6/20/33                            509,953

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 55

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   2,536,478          0.77   Sequoia Mortgage Trust 2003-5,
                             Floating Rate Note, 9/20/33                   $      2,488,191
     288,739          0.79   Sequoia Mortgage Trust 2003-8,
                             Floating Rate Note, 1/20/34                            278,586
     562,063          0.47   Sequoia Mortgage Trust 2004-10,
                             Floating Rate Note, 11/20/34                           537,982
   4,606,273          0.42   Sequoia Mortgage Trust 2004-12
                             REMICS, Floating Rate Note, 1/20/35                  4,432,418
     152,277          0.62   Sequoia Mortgage Trust 2004-12
                             REMICS, Floating Rate Note, 1/20/35                    141,923
     375,359          1.76   Sequoia Mortgage Trust 2004-7,
                             Floating Rate Note, 8/20/34                            379,444
   3,465,118          0.38   Sequoia Mortgage Trust 2005-1,
                             Floating Rate Note, 2/20/35                          3,340,110
     593,994          0.37   Sequoia Mortgage Trust 2005-2,
                             Floating Rate Note, 3/20/35                            547,619
     181,853          0.87   Sequoia Mortgage Trust 4, Floating
                             Rate Note, 11/22/24                                    182,132
      97,894          0.35   SMHL Global Fund 2007-1, Floating
                             Rate Note, 6/12/40                                      97,724
     542,512          1.57   Springleaf Mortgage Loan Trust 2012-3,
                             Floating Rate Note, 12/26/59 (144A)                    542,203
   2,382,815          1.45   Starwood Property Mortgage Trust
                             2013-FV1, Floating Rate Note,
                             8/11/28 (144A)                                       2,384,368
     489,064          2.86   Structured Adjustable Rate Mortgage
                             Loan Trust Class 1A1, Floating Rate
                             Note, 3/25/34                                          494,409
     362,030          3.08   Structured Adjustable Rate Mortgage
                             Loan Trust, Floating Rate Note, 11/25/34               357,663
   3,471,444          1.01   Structured Adjustable Rate Mortgage
                             Loan Trust, Floating Rate Note, 11/25/34             3,207,545
     586,199          2.39   Structured Adjustable Rate Mortgage
                             Loan Trust, Floating Rate Note, 3/25/34                595,350
   2,629,977          0.52   Structured Adjustable Rate Mortgage
                             Loan Trust, Floating Rate Note, 6/25/34              2,509,451
      58,040          0.55   Structured Adjustable Rate Mortgage
                             Loan Trust, Floating Rate Note, 6/25/35                 58,158
   1,705,265          0.49   Structured Adjustable Rate Mortgage
                             Loan Trust, Floating Rate Note, 8/25/35              1,636,694
     935,661          0.85   Structured Asset Mortgage Investments
                             II Trust 2004-AR1, Floating Rate
                             Note, 3/19/34                                          920,470
   1,162,211          0.81   Structured Asset Mortgage Investments
                             II Trust 2004-AR5, Floating Rate
                             Note, 10/19/34                                       1,105,656

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
   4,851,806          0.83   Structured Asset Mortgage Investments
                             II Trust 2004-AR8, Floating Rate
                             Note, 5/19/35                                 $      4,752,233
   1,887,605          1.05   Structured Asset Mortgage Investments
                             Trust 2002-AR5, Floating Rate
                             Note, 5/19/33                                        1,852,286
     216,344          2.69   Structured Asset Securities Corp.
                             Mortgage Certificates Series 2003-31A,
                             Floating Rate Note, 10/25/33                           215,976
     424,964          1.09   Structured Asset Securities Corp.
                             Mortgage Pass-Through Certificates
                             Series 1998-8, Floating Rate
                             Note, 8/25/28                                          419,739
     368,063          2.49   Structured Asset Securities Corp.
                             Mortgage Pass-Through Certificates
                             Series 2003-22A, Floating Rate
                             Note, 6/25/33                                          371,494
     998,316          2.45   Structured Asset Securities Corp.
                             Mortgage Pass-Through Certificates
                             Series 2003-24A, Floating Rate
                             Note, 7/25/33                                          993,578
     150,957          0.65   Structured Asset Securities Corp.
                             Mortgage Pass-Through Certificates
                             Series 2003-35, Floating Rate
                             Note, 12/25/33                                         149,068
     470,935          0.45   Structured Asset Securities Corp. Trust
                             2005-14, Floating Rate Note, 7/25/35                   423,026
     793,203          1.95   Thornburg Mortgage Securities Trust
                             2004-4, Floating Rate Note, 12/25/44                   787,711
   1,793,586          1.64   Thornburg Mortgage Securities Trust
                             Class II2A, Floating Rate Note, 3/25/44              1,774,080
   1,537,000          4.15   Trafigura Securitisation Finance Plc,
                             Floating Rate Note, 10/15/15 (144A)                  1,546,244
   5,968,003                 Vericrest Opportunity Loan Transferee
                             2014-NPL4 LLC, 3.125%, 4/27/54
                             (Step) (144A)                                        5,967,872
   2,775,497                 VFC 2014-2 LLC, 2.75%,
                             7/20/30 (144A)                                       2,775,641
     528,272                 VOLT XX LLC, 3.625%, 2/1/39
                             (Step) (144A)                                          530,278
   1,256,958                 VOLT XXIV LLC, 3.25%, 11/25/53 (Step)                1,259,135
      26,149          4.85   Wachovia Bank Commercial Mortgage
                             Trust Series 2005-C16, Floating Rate
                             Note, 10/15/41                                          26,129
   4,796,975          5.08   Wachovia Bank Commercial Mortgage
                             Trust Series 2005-C17, Floating Rate
                             Note, 3/15/42                                        4,812,100

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 57

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
      20,439                 Wachovia Bank Commercial Mortgage
                             Trust Series 2005-C18, 4.79%, 4/15/42         $         20,404
   4,722,637                 Wachovia Bank Commercial Mortgage
                             Trust Series 2005-C18, 4.935%, 4/15/42               4,751,483
   7,654,570          5.12   Wachovia Bank Commercial Mortgage
                             Trust Series 2005-C20 REMICS, Floating
                             Rate Note, 7/15/42                                   7,798,369
   1,647,128          5.41   Wachovia Bank Commercial Mortgage
                             Trust Series 2005-C21, Floating Rate
                             Note, 10/17/44                                       1,696,939
   5,460,254          5.45   Wachovia Bank Commercial Mortgage
                             Trust Series 2005-C22 REMICS,
                             Floating Rate Note, 12/15/44                         5,649,550
   4,561,894          5.42   Wachovia Bank Commercial Mortgage
                             Trust Series 2006-C23 REMICS,
                             Floating Rate Note, 1/15/45                          4,732,012
     439,125          0.23   Wachovia Bank Commercial Mortgage
                             Trust Series 2007-WHALE 8, Floating
                             Rate Note, 6/15/20 (144A)                              436,969
     349,256          2.50   WaMu Mortgage Pass-Through
                             Certificates, Floating Rate Note, 1/25/33              354,372
     514,466          2.40   WaMu Mortgage Pass-Through
                             Certificates, Floating Rate Note, 1/25/35              518,673
     495,262          2.44   WaMu Mortgage Pass-Through
                             Certificates, Floating Rate Note, 2/25/33              491,086
   2,220,000          1.18   Wells Fargo Commercial Mortgage
                             Trust 2014-TISH, Floating Rate Note,
                             2/16/27 (144A)                                       2,220,293
      45,112          4.90   Wells Fargo Mortgage Backed Securities
                             2005-AR6 Trust, Floating Rate
                             Note, 4/25/35                                           45,506
     842,560          2.62   Wells Fargo Mortgage Backed Securities
                             Trust, Floating Rate Note, 8/25/34                     844,610
   1,722,570          0.45   Westwood CDO II, Ltd., Floating Rate
                             Note, 4/25/22 (144A)                                 1,710,045
                                                                           ----------------
                                                                           $    618,752,597
                                                                           ----------------
                             Total Banks                                   $    618,752,597
-------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.9%
                             Other Diversified Financial
                             Services -- 1.6%
   2,300,000          2.10   Colony American Homes 2014-1,
                             Floating Rate Note, 5/19/31 (144A)            $      2,265,107
   1,779,836          0.29   Crusade Global Trust No 1 of 2007,
                             Floating Rate Note, 4/19/38                          1,760,039
   1,618,458          0.29   Crusade Global Trust, Floating Rate
                             Note, 11/15/37                                       1,604,057

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Other Diversified Financial
                             Services -- (continued)
   1,053,876          0.58   GE Business Loan Trust 2003-1,
                             Floating Rate Note, 4/15/31 (144A)            $      1,018,830
   1,536,935          0.37   GE Business Loan Trust 2004-2,
                             Floating Rate Note, 12/15/32 (144A)                  1,498,513
   2,466,929          0.40   GE Business Loan Trust 2005-1,
                             Floating Rate Note, 6/15/33 (144A)                   2,393,528
   2,190,935          0.32   GE Business Loan Trust 2007-1,
                             Floating Rate Note, 4/16/35 (144A)                   2,075,913
   2,475,000          1.66   Hilton USA Trust 2013-HLF, Floating
                             Rate Note, 11/5/30 (144A)                            2,476,559
     528,165          5.30   Morgan Stanley Capital I Trust
                             2004-IQ8, Floating Rate Note, 6/15/40                  532,256
   2,900,000          5.07   Morgan Stanley Capital I Trust
                             2005-HQ6 REMICS, Floating Rate
                             Note, 8/13/42                                        2,966,265
   7,550,000                 Morgan Stanley Capital I Trust
                             2005-HQ6, 4.989%, 8/13/42                            7,631,110
   2,167,316          5.23   Morgan Stanley Capital I Trust
                             2005-IQ10, Floating Rate Note, 9/15/42               2,220,062
     853,237                 Morgan Stanley Capital I Trust
                             2005-TOP17, 4.78%, 12/13/41                            854,161
   6,423,928                 Morgan Stanley Capital I Trust
                             2005-TOP19, 4.89%, 6/12/47                           6,537,278
     775,590          0.25   Morgan Stanley Capital I, Inc.,
                             Floating Rate Note, 10/15/20 (144A)                    775,464
   3,025,000          0.28   Morgan Stanley Capital I, Inc.,
                             Floating Rate Note, 10/15/20 (144A)                  3,023,273
     544,000          1.03   Stanfield Bristol CLO, Ltd., Floating
                             Rate Note, 10/15/19 (144A)                             540,473
                                                                           ----------------
                                                                           $     40,172,888
-------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.2%
     750,856          1.63   Fosse Master Issuer Plc, Floating
                             Rate Note, 10/19/54 (144A)                    $        757,267
     159,232          2.33   Nomura Asset Acceptance Corp.
                             Alternative Loan Trust Series 2004-AR4,
                             Floating Rate Note, 12/25/34                           160,481
      69,789                 Nomura Asset Acceptance Corp.
                             Alternative Loan Trust Series 2005-WF1,
                             4.786%, 3/25/35                                         71,704
     887,000          1.83   Permanent Master Issuer Plc, Floating
                             Rate Note, 7/15/42 (144A)                              894,757
   2,760,000          0.83   T2 Income Fund CLO, Ltd., Floating
                             Rate Note, 7/15/19 (144A)                            2,733,915
                                                                           ----------------
                                                                           $      4,618,124
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 59

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.1%
   1,500,000          1.60   American Homes 4 Rent 2014-SFR1,
                             Floating Rate Note, 6/17/31                   $      1,480,850
   1,593,415                 Nissan Auto Receivables 2013-C
                             Owner Trust, 0.4%, 6/15/16                           1,593,528
                                                                           ----------------
                                                                           $      3,074,378
                                                                           ----------------
                             Total Diversified Financials                  $     47,865,390
-------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.3%
                             Retail REIT -- 0.3%
   4,920,000          1.20   Resource Capital Corp 2014-CRE2, Ltd.,
                             Floating Rate Note, 4/15/32 (144A)            $      4,920,000
   3,000,000          2.30   Resource Capital Corp. CRE Notes
                             2013, Ltd., Floating Rate Note,
                             6/15/16 (144A)                                       3,022,830
                                                                           ----------------
                                                                           $      7,942,830
                                                                           ----------------
                             Total Real Estate                             $      7,942,830
-------------------------------------------------------------------------------------------
                             GOVERNMENT -- 6.9%
                             Government -- 6.9%
   3,336,538          1.10   Fannie Mae Connecticut Avenue
                             Securities, Floating Rate Note, 5/25/24       $      3,284,001
   5,108,790          1.36   Fannie Mae Connecticut Avenue
                             Securities, Floating Rate Note, 7/25/24              5,072,844
     863,721          0.50   Fannie Mae Trust 2003-W6, Floating
                             Rate Note, 9/25/42                                     859,782
     234,006          2.20   Fannie Mae Trust 2005-W4, Floating
                             Rate Note, 6/25/45                                     241,285
   2,293,246          0.41   Fannie Mae Whole Loan, Floating Rate
                             Note, 11/25/46                                       2,299,583
     743,768                 Federal Home Loan Mortgage Corp.
                             REMICS, 3.5%, 6/15/28                                  760,392
      72,069                 Federal Home Loan Mortgage Corp.
                             REMICS, 4.0%, 1/15/24                                   73,026
      72,530                 Federal Home Loan Mortgage Corp.
                             REMICS, 4.0%, 11/15/23                                  74,124
      61,936                 Federal Home Loan Mortgage Corp.
                             REMICS, 4.0%, 12/15/22                                  62,134
       3,212                 Federal Home Loan Mortgage Corp.
                             REMICS, 5.0%, 12/15/32                                   3,210
     154,396                 Federal Home Loan Mortgage Corp.
                             REMICS, 5.0%, 6/15/34                                  155,225
     594,762          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 1/15/33                    600,301
     408,948          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 1/15/36                    410,958
   4,106,548          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 1/15/37                  4,122,600

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- (continued)
     149,168          0.30   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 10/15/20          $        149,450
     107,470          1.10   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 10/15/31                   110,696
   1,455,226          0.74   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 10/15/37                 1,472,093
     750,622          0.78   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 10/15/37                   760,400
     104,561          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 11/15/18                   104,615
     148,179          0.76   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 11/15/31                   150,664
     327,740          1.16   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 11/15/33                   338,309
     198,576          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 11/15/35                   199,266
   1,053,685          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 11/15/36                 1,057,704
     533,520          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 11/15/36                   535,700
     175,516          0.40   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 11/15/36                   175,874
     647,562          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 11/15/40                   652,442
     171,060          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/20                   172,207
     511,149          0.60   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/28                   517,202
     255,382          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/32                   257,825
       9,606          0.60   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/32                     9,618
      34,180          0.66   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/32                    34,497
     780,052          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/32                   783,966
     963,746          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/32                   968,658
   1,483,368          0.44   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/36                 1,487,056
     991,613          0.86   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/39                 1,009,250
     703,000          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 12/15/41                   705,331
     368,507          0.38   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/19                    369,597

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 61

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- (continued)
     495,359          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/25           $        497,282
     289,614          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/29                    291,758
     987,676          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/30                    986,565
     698,796          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/33                    705,426
     463,821          0.70   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/33                    469,681
     819,004          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/36                    820,504
     430,952          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/36                    432,505
   1,479,114          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/37                  1,481,732
     685,974          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 2/15/39                    687,564
   1,574,214          1.20   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 3/15/24                  1,615,950
     796,643          1.16   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 3/15/32                    821,430
     202,722          0.86   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 3/15/32                    207,046
   1,123,519          1.16   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 3/15/32                  1,159,426
   1,210,392          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 3/15/36                  1,218,053
     299,237          0.60   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 3/15/39                    300,614
   3,196,197          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 3/15/41                  3,212,076
     407,752          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 4/15/35                    408,767
     739,072          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 4/15/36                    743,471
     141,022          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 5/15/29                    141,991
     244,488          1.65   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 5/15/33                    255,061
     894,570          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 5/15/35                    897,457
     788,395          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 5/15/35                    791,230
     592,552          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 5/15/36                    595,841
     383,174          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 5/15/37                    384,797

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- (continued)
     275,942          1.40   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 5/15/37           $        281,852
     116,665          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 5/15/41                    117,127
     129,069          0.60   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 6/15/23                    129,762
     593,177          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 6/15/33                    597,085
     658,901          0.57   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 6/15/36                    663,029
   2,314,484          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 6/15/36                  2,320,934
   1,012,974          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 6/15/38                  1,017,871
     282,734          0.40   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 7/15/21                    283,527
     692,161          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 7/15/23                    695,010
     671,340          0.40   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 7/15/34                    671,698
   1,286,929          0.66   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 7/15/36                  1,298,042
      53,444          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 7/15/36                     53,772
   1,057,665          0.36   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 7/15/36                  1,058,591
     595,522          0.50   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 7/15/40                    597,956
     513,292          0.36   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 8/15/26                    515,544
     951,225          0.40   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 8/15/35                    954,437
     463,665          0.40   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 8/15/35                    465,553
   1,004,410          0.40   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 8/15/36                  1,005,710
     870,894          0.46   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 9/15/26                    872,480
     220,200          0.76   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 9/15/32                    223,708
     423,096          0.57   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 9/15/36                    426,876
     342,723          0.56   Federal Home Loan Mortgage Corp.
                             REMICS, Floating Rate Note, 9/15/36                    344,815
     831,433          0.40   Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 1/15/35                            836,457
   5,382,217          0.86   Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 8/15/35                          5,443,342

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 63

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- (continued)
     178,076                 Federal National Mortgage Association
                             REMICS, 4.0%, 6/25/37                         $        179,000
      63,162                 Federal National Mortgage Association
                             REMICS, 4.5%, 1/25/39                                   65,050
      35,448                 Federal National Mortgage Association
                             REMICS, 6.0%, 3/25/35                                   35,872
     262,151          0.80   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/18/32                    266,965
     429,545          0.86   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/25/32                    438,315
     164,730          0.80   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/25/33                    167,946
     482,804          0.65   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/25/33                    488,217
     428,902          0.70   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/25/40                    435,234
     682,157          0.45   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/35                   684,669
      31,888          0.45   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/35                    31,979
   2,796,622          0.56   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/36                 2,817,563
     143,047          0.70   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/37                   144,604
     676,045          0.75   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/37                   685,139
     710,529          1.38   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/38                   734,774
   2,382,000          0.35   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/27/37                 2,377,122
   2,023,386          1.16   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/18/32                 2,086,085
     481,701          0.75   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/31                   489,918
     423,897          0.75   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/31                   431,128
     827,900          0.66   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/33                   835,555
     767,914          0.45   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/34                   772,570
     364,627          0.47   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/36                   366,724
     114,751          0.75   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/23                   116,463
     363,933          1.16   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/23                   372,928
      97,639          0.70   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/30                    99,291

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- (continued)
   1,237,568          1.05   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/31          $      1,272,279
     431,150          0.75   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/32                   437,763
     408,907          0.45   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/35                   410,945
     289,352          0.39   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/36                   289,975
     747,155          0.77   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/37                   759,009
     265,625          0.56   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/38                   266,978
     294,615          0.70   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/49                   297,199
      10,051          0.60   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/17                     10,087
     394,101          0.90   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/33                    402,279
     847,638          0.50   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/33                    854,474
     807,661          0.46   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/35                    810,038
     953,223          0.40   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/37                    954,521
     554,026          0.35   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/37                    552,896
     297,002          0.85   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/38                    301,734
     636,963          0.60   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/38                    640,631
     175,797          0.65   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/23                    177,122
     590,104          0.66   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/24                    597,182
     323,652          0.46   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/28                    325,370
   1,320,978          0.55   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/34                  1,330,329
     118,596          0.45   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/36                    119,305
     253,411          1.15   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/37                    259,820
     826,054          0.40   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/37                    828,689
     519,061          0.40   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/37                    519,350
     103,886          0.46   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 4/25/25                    104,084

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 65

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- (continued)
   2,108,939          1.05   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 4/25/32           $      2,167,806
   1,096,060          0.66   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 4/25/33                  1,109,070
     473,857          0.65   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 4/25/42                    478,081
     427,465          0.65   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/33                    431,937
     817,976          0.50   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/36                    822,194
   1,588,115          0.46   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/36                  1,589,746
   1,270,043          0.56   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/37                  1,275,346
     295,926          0.76   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/40                    299,923
   1,473,051          0.65   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/40                  1,485,652
   1,217,253          0.70   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/40                  1,229,353
     225,031          0.56   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/23                    225,690
     922,019          0.60   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/36                    929,236
   1,014,706          0.40   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/37                  1,015,064
      82,592          0.38   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/37                     82,768
     370,631          0.40   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/37                    370,924
     111,096          0.60   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/37                    111,906
      40,199          0.66   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/18/27                     40,722
     466,199          0.75   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/31                    474,151
     319,190          0.75   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/31                    324,827
     209,927          1.16   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/32                    216,678
     528,796          0.56   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/34                    534,607
     149,312          0.60   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/34                    151,166
   2,103,827          0.45   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/35                  2,109,072

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- (continued)
   2,879,890          0.40   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/35           $      2,897,484
     296,277          0.44   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/36                    297,668
     306,979          0.55   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/37                    309,745
     219,698          0.65   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/31                    222,669
      93,038          0.75   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/32                     94,564
     320,300          0.65   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/32                    324,264
      19,515          0.56   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/33                     19,607
     274,032          0.70   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/36                    277,059
      38,139          0.95   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/20                     38,475
      79,620          1.05   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/21                     81,156
     391,127          0.65   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/32                    396,069
     216,041          0.60   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/32                    216,392
   2,284,435          0.66   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/33                  2,305,726
     896,550          0.72   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/36                    904,978
     843,738          0.66   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/37                    851,499
     393,756          0.60   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/37                    397,381
     432,901          0.72   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/37                    437,542
     252,452          0.70   Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/37                    255,283
   7,747,936          0.45   Federal National Mortgage Association,
                             Floating Rate Note, 12/25/33                         7,778,827
  15,523,174          0.60   Federal National Mortgage Association,
                             Floating Rate Note, 2/25/38                         15,674,106
   1,007,791          0.46   Federal National Mortgage Association,
                             Floating Rate Note, 3/25/18                          1,008,106
     135,525          2.67   Federal National Mortgage Association,
                             Floating Rate Note, 4/25/35                            143,885
     741,422          0.50   Freddie Mac Strips, Floating Rate
                             Note, 12/15/36                                         743,168

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 67

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- (continued)
     555,541          0.40   Freddie Mac Strips, Floating Rate
                             Note, 8/15/36                                 $        555,459
   2,401,623          0.46   Freddie Mac Strips, Floating Rate
                             Note, 8/15/36                                        2,405,440
   1,489,472          1.16   Freddie Mac Structured Agency Credit
                             Risk Debt Notes, Floating Rate
                             Note, 2/25/24                                        1,477,504
      24,930                 Government National Mortgage
                             Association, 4.5%, 11/20/34                             25,077
   1,052,847          0.35   Government National Mortgage
                             Association, Floating Rate
                             Note, 1/16/33                                        1,055,793
   1,273,777          0.40   Government National Mortgage
                             Association, Floating Rate
                             Note, 1/16/35                                        1,265,342
      84,849          0.41   Government National Mortgage
                             Association, Floating Rate
                             Note, 1/20/33                                           84,851
     406,364          0.84   Government National Mortgage
                             Association, Floating Rate
                             Note, 10/16/39                                         412,278
   1,091,943          0.55   Government National Mortgage
                             Association, Floating Rate
                             Note, 10/20/38                                       1,093,485
   1,231,882          0.41   Government National Mortgage
                             Association, Floating Rate
                             Note, 2/20/35                                        1,225,489
     594,368          0.45   Government National Mortgage
                             Association, Floating Rate
                             Note, 4/16/29                                          595,510
     251,196          0.70   Government National Mortgage
                             Association, Floating Rate
                             Note, 4/16/32                                          253,228
     686,818          0.55   Government National Mortgage
                             Association, Floating Rate
                             Note, 5/16/38                                          687,648
     255,952          0.66   Government National Mortgage
                             Association, Floating Rate
                             Note, 6/16/31                                          257,281
   1,578,904          0.41   Government National Mortgage
                             Association, Floating Rate
                             Note, 7/20/41                                        1,575,008
     535,287          1.16   Government National Mortgage
                             Association, Floating Rate
                             Note, 8/16/39                                          546,426
     442,710          0.55   Government National Mortgage
                             Association, Floating Rate
                             Note, 8/20/35                                          443,120

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Government -- (continued)
     478,335          0.65   Government National Mortgage
                             Association, Floating Rate
                             Note, 8/20/38                                 $        480,866
     732,180          0.40   Government National Mortgage
                             Association, Floating Rate
                             Note, 9/16/31                                          734,782
     936,077          0.72   NCUA Guaranteed Notes Trust REMICS,
                             Floating Rate Note, 12/8/20                            943,320
   1,314,752          0.69   NCUA Guaranteed Notes Trust REMICS,
                             Floating Rate Note, 3/2/21 (d)                       1,316,666
     985,623          0.61   NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 10/7/20                                     990,703
   2,646,945          0.53   NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 11/6/17                                   2,652,495
     287,378          0.72   NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 12/8/20                                     289,451
   1,061,737          0.56   NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 3/11/20                                   1,063,649
   1,546,797          0.54   NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 4/6/20                                    1,549,724
                                                                           ----------------
                                                                           $    174,820,627
                                                                           ----------------
                             Total Government                              $    174,820,627
-------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED
                             MORTGAGE OBLIGATIONS
                             (Cost $858,583,452)                           $    858,206,846
-------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 24.3%
                             ENERGY -- 1.3%
                             Integrated Oil & Gas -- 0.3%
   1,980,000          0.27   Exxon Mobil Corp., Floating Rate
                             Note, 3/15/17                                 $      1,982,398
   1,500,000          0.43   Shell International Finance BV, Floating
                             Rate Note, 11/15/16                                  1,504,437
   3,355,000          0.61   Total Capital Canada, Ltd., Floating Rate
                             Note, 1/15/16                                        3,369,692
                                                                           ----------------
                                                                           $      6,856,527
-------------------------------------------------------------------------------------------
                             Oil & Gas Exploration
                             & Production -- 0.4%
   1,330,000                 Canadian Natural Resources, Ltd.,
                             1.45%, 11/14/14                               $      1,330,799
   2,399,000          0.61   Canadian Natural Resources, Ltd.,
                             Floating Rate Note, 3/30/16                          2,404,525
   4,800,000          0.68   Devon Energy Corp., Floating Rate
                             Note, 12/15/15                                       4,818,432
     709,000                 Marathon Oil Corp., 0.9%, 11/1/15                      709,282
                                                                           ----------------
                                                                           $      9,263,038
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 69

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Oil & Gas Storage
                             & Transportation -- 0.6%
   1,650,000          0.88   Enbridge, Inc., Floating Rate
                             Note, 10/1/16                                 $      1,660,136
   2,830,000                 Energy Transfer Partners LP,
                             5.95%, 2/1/15                                        2,876,590
   3,830,000                 Enterprise Products Operating LLC,
                             3.7%, 6/1/15                                         3,907,197
   4,160,000                 TransCanada PipeLines, Ltd.,
                             0.875%, 3/2/15                                       4,168,332
   3,544,000          0.91   TransCanada PipeLines, Ltd., Floating
                             Rate Note, 6/30/16                                   3,572,884
                                                                           ----------------
                                                                           $     16,185,139
                                                                           ----------------
                             Total Energy                                  $     32,304,704
-------------------------------------------------------------------------------------------
                             MATERIALS -- 0.2%
                             Diversified Metals & Mining -- 0.1%
   1,795,000          0.48   BHP Billiton Finance USA, Ltd., Floating
                             Rate Note, 9/30/16                            $      1,797,556
   1,130,000          1.07   Rio Tinto Finance USA Plc, Floating Rate
                             Note, 6/17/16                                        1,140,629
                                                                           ----------------
                                                                           $      2,938,185
-------------------------------------------------------------------------------------------
                             Steel -- 0.1%
   1,800,000          1.39   Glencore Funding LLC, Floating Rate
                             Note, 5/27/16 (144A)                          $      1,812,427
                                                                           ----------------
                             Total Materials                               $      4,750,612
-------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.4%
                             Aerospace & Defense -- 0.1%
   1,965,000          0.73   United Technologies Corp., Floating Rate
                             Note, 6/1/15                                  $      1,971,192
-------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.1%
   2,400,000          0.44   Tyco Electronics Group SA, Floating Rate
                             Note, 1/29/16                                 $      2,401,111
-------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.2%
   1,500,000          0.52   John Deere Capital Corp., Floating Rate
                             Note, 10/11/16                                $      1,505,444
   1,800,000          0.35   John Deere Capital Corp., Floating Rate
                             Note, 12/10/15                                       1,801,723
   2,883,000          0.33   John Deere Capital Corp., Floating Rate
                             Note, 2/25/16                                        2,882,173
                                                                           ----------------
                                                                           $      6,189,340
                                                                           ----------------
                             Total Capital Goods                           $     10,561,643
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.2%
                             Railroads -- 0.1%
   1,675,000          0.44   Canadian National Railway Co., Floating
                             Rate Note, 11/6/15                            $      1,676,832
-------------------------------------------------------------------------------------------
                             Trucking -- 0.1%
   2,000,000                 Ryder System, Inc., 3.15%, 3/2/15             $      2,022,092
                                                                           ----------------
                             Total Transportation                          $      3,698,924
-------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 1.3%
                             Automobile Manufacturers -- 1.3%
   5,100,000                 Daimler Finance North America LLC,
                             1.3%, 7/31/15 (144A)                          $      5,131,416
   2,131,000                 Daimler Finance North America LLC,
                             1.65%, 4/10/15 (144A)                                2,143,458
   1,500,000          0.58   Daimler Finance North America LLC,
                             Floating Rate Note, 3/10/17 (144A)                   1,500,348
   1,500,000          0.91   Daimler Finance North America LLC,
                             Floating Rate Note, 8/1/16 (144A)                    1,513,965
   2,061,000          0.58   Daimler Finance North America LLC,
                             Floating Rate Note, 8/1/17 (144A)                    2,060,415
   2,000,000          0.78   Nissan Motor Acceptance Corp.,
                             Floating Rate Note, 3/3/17 (144A)                    2,006,704
   1,500,000          0.93   Nissan Motor Acceptance Corp.,
                             Floating Rate Note, 9/26/16 (144A)                   1,512,092
   2,265,000                 Toyota Motor Credit Corp.,
                             1.0%, 2/17/15                                        2,270,470
     554,000                 Toyota Motor Credit Corp.,
                             1.25%, 11/17/14                                       554,716
   2,290,000          0.40   Toyota Motor Credit Corp., Floating Rate
                             Note, 1/23/15                                        2,291,411
   2,800,000          0.52   Toyota Motor Credit Corp., Floating Rate
                             Note, 5/17/16                                        2,810,060
   1,000,000          0.38   Toyota Motor Credit Corp., Floating Rate
                             Note, 9/18/15                                        1,001,180
   1,900,000          0.45   Volkswagen Group of America Finance
                             LLC, Floating Rate Note, 5/23/16 (144A)              1,900,891
   2,000,000                 Volkswagen International Finance NV,
                             1.15%, 11/20/15 (144A)                               2,012,176
   2,400,000                 Volkswagen International Finance NV,
                             1.625%, 3/22/15 (144A)                               2,413,814
   1,750,000          0.67   Volkswagen International Finance NV,
                             Floating Rate Note, 11/18/16 (144A)                  1,758,148
   1,000,000          0.83   Volkswagen International Finance NV,
                             Floating Rate Note, 11/20/14 (144A)                  1,000,755
                                                                           ----------------
                                                                           $     33,882,019
                                                                           ----------------
                             Total Automobiles & Components                $     33,882,019
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 71

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             MEDIA -- 0.1%
                             Broadcasting -- 0.1%
   2,694,000          0.77   NBCUniversal Enterprise, Inc., Floating
                             Rate Note, 4/15/16 (144A)                     $      2,699,924
                                                                           ----------------
                             Total Media                                   $      2,699,924
-------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.8%
                             Brewers -- 0.4%
   1,891,000                 Anheuser-Busch Companies LLC,
                             5.0%, 1/15/15                                 $      1,915,942
   1,900,000          0.43   Anheuser-Busch InBev Finance, Inc.,
                             Floating Rate Note, 1/27/17                          1,899,132
   4,015,000                 Anheuser-Busch InBev Worldwide, Inc.,
                             4.125%, 1/15/15                                      4,057,812
   2,500,000                 Anheuser-Busch InBev Worldwide, Inc.,
                             5.375%, 11/15/14                                     2,511,238
                                                                           ----------------
                                                                           $     10,384,124
-------------------------------------------------------------------------------------------
                             Soft Drinks -- 0.1%
     551,000                 Coca-Cola Enterprises, Inc.,
                             2.125%, 9/15/15                               $        559,123
     860,000          0.44   PepsiCo, Inc., Floating Rate
                             Note, 2/26/16                                          861,710
     850,000          0.21   The Coca-Cola Co., Floating Rate
                             Note, 3/5/15                                           850,138
                                                                           ----------------
                                                                           $      2,270,971
-------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.2%
   1,895,000          0.44   General Mills, Inc., Floating Rate
                             Note, 1/28/16                                 $      1,895,006
   1,765,000          0.53   General Mills, Inc., Floating Rate
                             Note, 1/29/16                                        1,767,182
                                                                           ----------------
                                                                           $      3,662,188
-------------------------------------------------------------------------------------------
                             Tobacco -- 0.1%
   1,075,000                 Altria Group, Inc., 4.125%, 9/11/15           $      1,109,550
   1,500,000          0.28   Philip Morris International, Inc.,
                             Floating Rate Note, 2/26/15                          1,500,140
                                                                           ----------------
                                                                           $      2,609,690
                                                                           ----------------
                             Total Food, Beverage & Tobacco                $     18,926,973
-------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT
                             & SERVICES -- 0.8%
                             Health Care Equipment -- 0.3%
   2,500,000                 Baxter International, Inc.,
                             4.625%, 3/15/15                               $      2,546,950
     895,000          0.40   Baxter International, Inc., Floating
                             Rate Note, 12/11/14                                    895,261

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Health Care Equipment -- (continued)
   3,875,000                 Covidien International Finance SA,
                             1.35%, 5/29/15                                $      3,892,736
                                                                           ----------------
                                                                           $      7,334,947
-------------------------------------------------------------------------------------------
                             Health Care Distributors -- 0.1%
   2,300,000                 Cardinal Health, Inc., 4.0%, 6/15/15          $      2,356,960
     625,000          0.63   McKesson Corp., Floating Rate
                             Note, 9/10/15                                          625,822
                                                                           ----------------
                                                                           $      2,982,782
-------------------------------------------------------------------------------------------
                             Health Care Services -- 0.4%
   5,323,000                 Express Scripts Holding Co.,
                             2.1%, 2/12/15                                 $      5,353,421
   5,655,000                 Express Scripts Holding Co.,
                             2.75%, 11/21/14                                      5,672,570
                                                                           ----------------
                                                                           $     11,025,991
                                                                           ----------------
                             Total Health Care
                             Equipment & Services                          $     21,343,720
-------------------------------------------------------------------------------------------
                             PHARMACEUTICALS,
                             BIOTECHNOLOGY
                             & LIFE SCIENCES -- 0.1%
                             Pharmaceuticals -- 0.1%
   2,100,000          0.38   Pfizer, Inc., Floating Rate Note, 5/15/17     $      2,097,232
                                                                           ----------------
                             Total Pharmaceuticals,
                             Biotechnology
                             & Life Sciences                               $      2,097,232
-------------------------------------------------------------------------------------------
                             BANKS -- 7.6%
                             Diversified Banks -- 4.3%
   1,725,000          1.04   ABN AMRO Bank NV, Floating Rate
                             Note, 10/28/16 (144A)                         $      1,740,560
   2,515,000                 Bank of America Corp., 4.5%, 4/1/15                  2,563,942
   1,000,000          0.69   Bank of America Corp., Floating Rate
                             Note, 1/15/15                                        1,000,750
   6,000,000          1.05   Bank of America Corp., Floating Rate
                             Note, 3/22/16                                        6,041,820
   1,423,000          0.84   Bank of America Corp., Floating Rate
                             Note, 8/25/17                                        1,426,653
   2,300,000          0.48   Bank of Montreal, Floating Rate
                             Note, 7/14/17                                        2,298,093
   1,000,000          0.48   Bank of Nova Scotia Houston, Floating
                             Rate Note, 10/23/15                                  1,002,005
     821,000          0.81   Barclays Bank Plc, Floating Rate
                             Note, 2/17/17                                          824,288
   1,800,000          0.44   Commonwealth Bank of Australia,
                             Floating Rate Note, 12/4/15 (144A)                   1,800,680

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 73

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Diversified Banks -- (continued)
   2,000,000          0.59   Commonwealth Bank of Australia,
                             Floating Rate Note, 3/13/17 (144A)            $      2,002,406
   1,575,000          1.03   Commonwealth Bank of Australia,
                             Floating Rate Note, 9/18/15 (144A)                   1,587,447
   2,500,000          0.36   Cooperatieve Centrale
                             Raiffeisen-Boerenleenbank BA New York,
                             Floating Rate Note, 10/23/15                         2,499,730
   1,575,000          0.71   Cooperatieve Centrale
                             Raiffeisen-Boerenleenbank BA New York,
                             Floating Rate Note, 3/18/16                          1,583,070
   1,000,000                 HSBC Bank Middle East, Ltd.,
                             3.0%, 10/21/15                                       1,023,000
   2,500,000                 HSBC Bank Plc, 3.5%, 6/28/15 (144A)                  2,556,228
   7,764,000                 HSBC USA, Inc., 2.375%, 2/13/15                      7,822,463
   1,528,000                 JPMorgan Chase & Co., 1.1%, 10/15/15                 1,534,355
   2,000,000          0.89   JPMorgan Chase & Co., Floating Rate
                             Note, 10/15/15                                       2,010,584
   1,000,000          0.66   Mizuho Bank, Ltd., Floating Rate Note,
                             4/16/17 (144A)                                       1,000,752
   1,950,000          0.60   National Australia Bank, Ltd., Floating
                             Rate Note, 3/17/17 (144A)                            1,955,688
   3,100,000                 Nordea Bank AB, 2.25%,
                             3/20/15 (144A)                                       3,128,191
     890,000          0.59   Nordea Bank AB, Floating Rate
                             Note, 4/4/17                                           891,548
   2,500,000          0.68   Nordea Bank AB, Floating Rate Note,
                             5/13/16 (144A)                                       2,512,975
   2,532,000                 Royal Bank of Canada, 1.15%, 3/13/15                 2,538,550
   1,875,000          0.56   Royal Bank of Canada, Floating Rate
                             Note, 1/23/17                                        1,881,024
   2,200,000          0.46   Royal Bank of Canada, Floating Rate
                             Note, 1/6/15                                         2,201,338
   2,700,000          0.94   Royal Bank of Canada, Floating Rate
                             Note, 10/30/14                                       2,701,415
   1,800,000          0.45   Royal Bank of Canada, Floating Rate
                             Note, 12/16/15                                       1,803,042
   2,200,000          0.47   Royal Bank of Canada, Floating Rate
                             Note, 6/16/17                                        2,200,568
   2,000,000          0.69   Royal Bank of Canada, Floating Rate
                             Note, 9/9/16                                         2,012,804
   1,500,000          0.90   Sumitomo Mitsui Banking Corp.,
                             Floating Rate Note, 7/19/16                          1,511,002
   1,500,000          1.01   Sumitomo Mitsui Trust Bank, Ltd.,
                             Floating Rate Note, 9/16/16 (144A)                   1,509,348
   2,275,000          0.68   Svenska Handelsbanken AB, Floating
                             Rate Note, 3/21/16                                   2,284,532

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Diversified Banks -- (continued)
   1,000,000          0.70   Svenska Handelsbanken AB, Floating
                             Rate Note, 9/23/16                            $      1,005,915
     700,000          0.52   Svenska Handelsbanken New York NY,
                             Floating Rate Note, 1/16/15                            700,606
     100,000                 The Bank of Nova Scotia,
                             1.85%, 1/12/15                                         100,445
   4,275,000          1.27   The Bank of Nova Scotia, Floating Rate
                             Note, 1/12/15                                        4,286,530
   1,800,000          0.65   The Bank of Nova Scotia, Floating Rate
                             Note, 12/13/16                                       1,807,479
   2,000,000          0.63   The Bank of Nova Scotia, Floating Rate
                             Note, 3/15/16                                        2,006,826
   1,500,000          0.75   The Bank of Nova Scotia, Floating Rate
                             Note, 7/15/16                                        1,509,076
   1,000,000          0.64   The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                             Floating Rate Note, 3/10/17 (144A)                   1,002,912
   2,525,000          0.54   The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                             Floating Rate Note, 9/8/17 (144A)                    2,525,710
   2,000,000          0.66   The Huntington National Bank, Floating
                             Rate Note, 4/24/17                                   2,001,268
   4,025,000          0.42   The Toronto-Dominion Bank, Floating
                             Rate Note, 11/6/15                                   4,029,391
   5,695,000          0.40   The Toronto-Dominion Bank, Floating
                             Rate Note, 5/1/15                                    5,702,478
   2,000,000          0.48   The Toronto-Dominion Bank, Floating
                             Rate Note, 5/2/17                                    1,998,966
   1,000,000          0.69   The Toronto-Dominion Bank, Floating
                             Rate Note, 9/9/16                                    1,005,435
   2,620,000                 US Bancorp, 2.45%, 7/27/15                           2,664,278
   2,000,000                 Westpac Banking Corp., 4.2%, 2/27/15                 2,029,412
   1,000,000          0.54   Westpac Banking Corp., Floating Rate
                             Note, 10/28/14                                       1,000,061
   2,000,000          0.56   Westpac Banking Corp., Floating Rate
                             Note, 5/19/17                                        2,004,684
     500,000          1.03   Westpac Banking Corp., Floating Rate
                             Note, 7/17/15 (144A)                                   502,954
                                                                           ----------------
                                                                           $    109,335,277
-------------------------------------------------------------------------------------------
                             Regional Banks -- 3.3%
   5,090,000          0.67   American Express Centurion Bank,
                             Floating Rate Note, 11/13/15                  $      5,110,737
     500,000          0.53   Branch Banking & Trust Co., Floating
                             Rate Note, 5/23/17                                     496,588
   1,814,000          0.55   Branch Banking & Trust Co., Floating
                             Rate Note, 9/13/16                                   1,810,758
   1,900,000          0.68   Capital One NA, Floating Rate
                             Note, 3/22/16                                        1,904,634

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 75

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Regional Banks -- (continued)
   1,727,000          0.65   Fifth Third Bancorp, Floating Rate
                             Note, 12/20/16                                $      1,723,190
   3,500,000                 Fifth Third Bank Cincinnati Ohio,
                             4.75%, 2/1/15                                        3,550,726
   1,800,000          0.74   Fifth Third Bank Cincinnati Ohio,
                             Floating Rate Note, 11/18/16                         1,811,219
   3,330,000          0.64   Fifth Third Bank Cincinnati Ohio,
                             Floating Rate Note, 2/26/16                          3,338,515
   1,800,000          0.72   KeyBank NA Cleveland Ohio, Floating
                             Rate Note, 11/25/16                                  1,808,069
   2,650,000                 KeyCorp, 3.75%, 8/13/15                              2,721,603
   1,900,000          0.61   Manufacturers & Traders Trust Co.,
                             Floating Rate Note, 1/30/17                          1,904,623
   2,400,000          0.53   Manufacturers & Traders Trust Co.,
                             Floating Rate Note, 7/25/17                          2,403,341
   3,500,000          0.98   MUFG Union Bank NA, Floating Rate
                             Note, 9/26/16                                        3,530,436
   2,850,000          0.58   National City Bank Cleveland Ohio,
                             Floating Rate Note, 12/15/16                         2,841,020
   2,750,000                 National City Corp., 4.9%, 1/15/15                   2,786,231
   2,225,000          0.41   Nordea Bank Finland Plc New York,
                             Floating Rate Note, 6/13/16                          2,224,228
   2,250,000          0.55   PNC Bank NA, Floating Rate
                             Note, 1/28/16                                        2,255,726
   3,268,000          0.55   PNC Bank NA, Floating Rate
                             Note, 4/29/16                                        3,269,127
   6,612,000                 Santander Holdings USA, Inc.
                             Pennsylvania, 3.0%, 9/24/15                          6,732,272
   2,500,000          0.66   SunTrust Bank, Floating Rate
                             Note, 2/15/17                                        2,504,702
   1,390,000          0.53   SunTrust Bank, Floating Rate
                             Note, 4/1/15                                         1,389,794
   1,500,000          4.45   The PNC Financial Services Group, Inc.,
                             Floating Rate Note (Perpetual)                       1,500,000
   2,025,000          0.47   US Bank NA Cincinnati Ohio, Floating
                             Rate Note, 1/30/17                                   2,026,347
   4,355,000          0.51   US Bank NA Cincinnati Ohio, Floating
                             Rate Note, 10/14/14                                  4,355,375
   2,000,000          0.35   US Bank NA Cincinnati Ohio, Floating
                             Rate Note, 4/22/16                                   2,000,536
   1,983,000          0.58   Wachovia Corp., Floating Rate
                             Note, 10/28/15                                       1,986,020
   1,999,000          0.50   Wachovia Corp., Floating Rate
                             Note, 6/15/17                                        2,000,251
     224,000                 Wells Fargo & Co., 3.75%, 10/1/14                      224,000
   1,000,000                 Wells Fargo & Co., 5.0%, 11/15/14                    1,005,344

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Regional Banks -- (continued)
   2,503,000          0.44   Wells Fargo & Co., Floating Rate
                             Note, 10/28/15                                $      2,505,791
   5,230,000          1.15   Wells Fargo & Co., Floating Rate
                             Note, 6/26/15                                        5,263,378
   3,105,000          0.76   Wells Fargo & Co., Floating Rate
                             Note, 7/20/16                                        3,122,854
   1,564,000                 Wells Fargo Bank NA, 4.75%, 2/9/15                   1,587,840
     975,000          0.44   Wells Fargo Bank NA, Floating Rate
                             Note, 5/16/16                                          974,168
                                                                           ----------------
                                                                           $     84,669,443
                                                                           ----------------
                             Total Banks                                   $    194,004,720
-------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 4.9%
                             Other Diversified
                             Financial Services -- 1.3%
   2,000,000          0.70   Bank of America NA, Floating Rate
                             Note, 2/14/17                                 $      2,003,762
   1,473,000                 Citigroup, Inc., 5.5%, 10/15/14                      1,475,737
   1,700,000          0.90   Citigroup, Inc., Floating Rate
                             Note, 11/15/16                                       1,709,591
   2,692,000          0.52   Citigroup, Inc., Floating Rate
                             Note, 11/5/14                                        2,692,393
   1,325,000          1.02   Citigroup, Inc., Floating Rate
                             Note, 4/1/16                                         1,334,401
   3,700,000          1.19   Citigroup, Inc., Floating Rate
                             Note, 7/25/16                                        3,738,006
   1,000,000                 General Electric Capital Corp.,
                             1.625%, 7/2/15                                       1,009,510
     510,000                 General Electric Capital Corp.,
                             3.75%, 11/14/14                                        512,127
   1,865,000          0.46   General Electric Capital Corp., Floating
                             Rate Note, 1/14/16                                   1,868,338
   3,300,000          0.83   General Electric Capital Corp., Floating
                             Rate Note, 1/8/16                                    3,319,166
   1,000,000          0.42   General Electric Capital Corp., Floating
                             Rate Note, 5/11/16                                   1,001,250
   2,000,000          0.51   General Electric Capital Corp., Floating
                             Rate Note, 5/15/17                                   2,003,604
     690,000          0.61   General Electric Capital Corp., Floating
                             Rate Note, 7/10/15                                     691,862
   1,001,000          0.88   General Electric Capital Corp., Floating
                             Rate Note, 7/12/16                                   1,009,680
   2,793,000          1.26   General Electric Capital Corp., Floating
                             Rate Note, 7/2/15                                    2,814,260
     500,000          1.38   General Electric Capital Corp., Floating
                             Rate Note, 8/1/17                                      499,170

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 77

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Other Diversified
                             Financial Services -- (continued)
   1,950,000          1.03   Hyundai Capital Services, Inc., Floating
                             Rate Note, 3/18/17 (144A)                     $      1,957,084
   2,000,000          0.74   JPMorgan Chase & Co., Floating Rate
                             Note, 2/15/17                                        2,009,410
   1,800,000          0.85   JPMorgan Chase & Co., Floating Rate
                             Note, 2/26/16                                        1,810,670
   1,000,000          0.95   JPMorgan Chase & Co., Floating Rate
                             Note, 3/31/16                                          997,980
                                                                           ----------------
                                                                           $     34,458,001
-------------------------------------------------------------------------------------------
                             Multi-Sector Holdings -- 0.2%
   1,855,000          0.38   Berkshire Hathaway Finance Corp.,
                             Floating Rate Note, 1/10/17                   $      1,855,002
   2,500,000          0.36   Berkshire Hathaway Finance Corp.,
                             Floating Rate Note, 8/14/17                          2,497,538
                                                                           ----------------
                                                                           $      4,352,540
-------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.4%
   1,250,000                 Igloo Holdings Corp., 8.25%,
                             12/15/17 (8.25% Cash, 9.00% PIK)
                             (144A) (PIK)                                  $      1,268,750
   1,750,000          0.35   MassMutual Global Funding II, Floating
                             Rate Note, 12/11/15 (144A)                           1,752,511
   3,300,000                 National Rural Utilities Cooperative
                             Finance Corp., 1.0%, 2/2/15                          3,308,082
   1,800,000          0.53   National Rural Utilities Cooperative
                             Finance Corp., Floating Rate
                             Note, 11/23/16                                       1,804,968
   2,720,000          0.28   National Rural Utilities Cooperative
                             Finance Corp., Floating Rate
                             Note, 5/1/15                                         2,720,158
                                                                           ----------------
                                                                           $     10,854,469
-------------------------------------------------------------------------------------------
                             Consumer Finance -- 1.3%
   3,000,000                 American Express Credit Corp.,
                             1.75%, 6/12/15                                $      3,026,889
   3,185,000          1.33   American Express Credit Corp., Floating
                             Rate Note, 6/12/15                                   3,208,187
   2,850,000          0.74   American Express Credit Corp., Floating
                             Rate Note, 7/29/16                                   2,865,039
   1,000,000                 American Honda Finance Corp., 1.0%,
                             8/11/15 (144A)                                       1,005,286
   2,655,000                 American Honda Finance Corp., 1.45%,
                             2/27/15 (144A)                                       2,666,087
     950,000          0.73   American Honda Finance Corp., Floating
                             Rate Note, 10/7/16                                     956,659

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
     300,000          0.33   American Honda Finance Corp., Floating
                             Rate Note, 11/13/14 (144A)                    $        300,055
   3,050,000          0.60   American Honda Finance Corp., Floating
                             Rate Note, 5/26/16 (144A)                            3,064,445
   5,059,000                 Capital One Financial Corp.,
                             2.15%, 3/23/15                                       5,099,366
   1,875,000          0.86   Capital One Financial Corp., Floating
                             Rate Note, 11/6/15                                   1,883,698
   1,500,000          0.47   Caterpillar Financial Services Corp.,
                             Floating Rate Note, 2/26/16                          1,504,098
   2,000,000          0.57   Caterpillar Financial Services Corp.,
                             Floating Rate Note, 2/9/15                           2,002,772
   2,000,000          0.37   PACCAR Financial Corp., Floating Rate
                             Note, 5/5/15                                         2,001,528
   1,290,000          0.42   PACCAR Financial Corp., Floating Rate
                             Note, 6/6/17                                         1,291,704
   2,250,000                 Toyota Motor Credit Corp., 0.75%,
                             3/3/17 (Step)                                        2,234,727
                                                                           ----------------
                                                                           $     33,110,540
-------------------------------------------------------------------------------------------
                             Asset Management
                             & Custody Banks -- 0.7%
   1,431,000                 BlackRock, Inc., 3.5%, 12/10/14               $      1,439,474
   2,150,000                 Franklin Resources, Inc.,
                             3.125%, 5/20/15                                      2,185,157
   2,320,000          0.43   State Street Bank & Trust Co., Floating
                             Rate Note, 12/8/15                                   2,320,002
   2,000,000                 The Bank of New York Mellon Corp.,
                             1.7%, 11/24/14                                       2,002,098
   2,400,000                 The Bank of New York Mellon Corp.,
                             2.95%, 6/18/15                                       2,443,867
     670,000                 The Bank of New York Mellon Corp.,
                             3.1%, 1/15/15                                          675,333
   3,533,000          0.46   The Bank of New York Mellon Corp.,
                             Floating Rate Note, 10/23/15                         3,540,236
   3,275,000          0.46   The Bank of New York Mellon Corp.,
                             Floating Rate Note, 3/4/16                           3,277,761
                                                                           ----------------
                                                                           $     17,883,928
-------------------------------------------------------------------------------------------
                             Investment Banking
                             & Brokerage -- 1.0%
   3,700,000                 Morgan Stanley, 4.2%, 11/20/14                $      3,702,172
     318,000          0.71   Morgan Stanley, Floating Rate
                             Note, 10/15/15                                         318,988
   4,350,000          1.48   Morgan Stanley, Floating Rate
                             Note, 2/25/16                                        4,408,934
   2,805,000                 TD Ameritrade Holding Corp.,
                             4.15%, 12/1/14                                       2,822,528

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 79

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Investment Banking
                             & Brokerage -- (continued)
   2,150,000                 The Bear Stearns Companies LLC,
                             5.7%, 11/15/14                                $      2,154,418
     400,000          0.96   The Bear Stearns Companies LLC,
                             Floating Rate Note, 10/28/14                           400,175
   2,465,000          0.62   The Bear Stearns Companies LLC,
                             Floating Rate Note, 11/21/16                         2,465,535
   2,400,000                 The Goldman Sachs Group, Inc.,
                             3.7%, 8/1/15                                         2,460,360
   1,862,000                 The Goldman Sachs Group, Inc.,
                             5.0%, 10/1/14                                        1,862,000
   1,000,000          1.23   The Goldman Sachs Group, Inc.,
                             Floating Rate Note, 11/21/14                         1,001,219
   3,000,000          0.68   The Goldman Sachs Group, Inc.,
                             Floating Rate Note, 3/22/16                          3,006,465
                                                                           ----------------
                                                                           $     24,602,794
                                                                           ----------------
                             Total Diversified Financials                  $    125,262,272
-------------------------------------------------------------------------------------------
                             INSURANCE -- 5.4%
                             Life & Health Insurance -- 0.6%
   2,000,000          0.58   Jackson National Life Global Funding,
                             Floating Rate Note, 9/30/15 (144A)            $      2,005,368
   4,500,000                 MetLife Institutional Funding II, 1.625%,
                             4/2/15 (144A)                                        4,528,287
   3,205,000          0.60   MetLife Institutional Funding II, Floating
                             Rate Note, 1/6/15 (144A)                             3,208,109
   2,530,000          0.60   Principal Life Global Funding II, Floating
                             Rate Note, 5/27/16 (144A)                            2,540,128
     290,000                 Prudential Financial, Inc.,
                             3.875%, 1/14/15                                        292,854
   1,902,000                 Prudential Financial, Inc.,
                             6.2%, 1/15/15                                        1,933,366
                                                                           ----------------
                                                                           $     14,508,112
-------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 0.4%
   1,500,000          0.76   Metropolitan Life Global Funding I,
                             Floating Rate Note, 7/15/16 (144A)            $      1,512,018
   1,000,000                 New York Life Global Funding, 0.75%,
                             7/24/15 (144A)                                       1,003,483
   1,260,000                 New York Life Global Funding, 1.3%,
                             1/12/15 (144A)                                       1,263,803
   2,350,000          0.26   New York Life Global Funding, Floating
                             Rate Note, 10/5/15 (144A)                            2,350,707
   3,150,000          0.58   New York Life Global Funding, Floating
                             Rate Note, 5/23/16 (144A)                            3,166,005
   2,500,000          0.33   New York Life Global Funding, Floating
                             Rate Note, 9/6/16 (144A)                             2,499,998
                                                                           ----------------
                                                                           $     11,796,014
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Reinsurance -- 4.4%
   1,000,000          6.35   Alamo Re, Ltd., Floating Rate Note,
                             6/7/17 (Cat Bond) (144A)                      $      1,041,700
     100,000          0.00   Arlington Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 8/1/15 (f)                 103,360
   1,000,000          4.02   Armor Re, Ltd., Floating Rate Note,
                             12/15/16 (Cat Bond) (144A)                           1,007,300
   1,500,000          3.42   Atlas IX Capital, Ltd., Floating Rate
                             Note, 1/17/19 (Cat Bond) (144A)                      1,541,700
   1,000,000          8.10   Atlas Reinsurance VII, Ltd., Floating
                             Rate Note, 1/7/16 (Cat Bond) (144A)                  1,043,500
   2,125,000          4.27   Blue Danube II, Ltd., Floating Rate
                             Note, 5/23/16 (Cat Bond) (144A)                      2,178,338
   1,945,000         10.76   Blue Danube, Ltd., Floating Rate
                             Note, 4/10/15 (Cat Bond) (144A)                      2,016,382
     600,000          6.01   Blue Danube, Ltd., Floating Rate
                             Note, 4/10/15 (Cat Bond) (144A)                        609,300
     750,000          2.52   Bosphorus Re, Ltd., Floating Rate
                             Note, 5/3/16 (Cat Bond) (144A)                         750,375
   2,500,000          5.28   Caelus Re, Ltd., Floating Rate Note,
                             3/7/16 (Cat Bond) (144A)                             2,565,500
   2,300,000          6.86   Caelus Re, Ltd., Floating Rate Note,
                             4/7/17 (Cat Bond) (144A)                             2,429,490
     250,000          4.27   Citrus Re, Ltd., Floating Rate Note,
                             4/18/17 (Cat Bond) (144A)                              251,850
   1,350,000          3.77   Citrus Re, Ltd., Floating Rate Note,
                             4/24/17 (Cat Bond) (144A)                            1,357,155
   1,528,080          0.00   Clarendun Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 7/14/15 (f)              1,463,901
   2,970,000          4.73   Combine Re, Ltd., Floating Rate Note,
                             1/7/15 (Cat Bond) (144A)                             2,992,275
   2,000,000         10.23   Combine Re, Ltd., Floating Rate Note,
                             1/7/15 (Cat Bond) (144A)                             2,039,800
     250,000          9.03   Compass Re, Ltd., Floating Rate Note,
                             1/8/15 (Cat Bond) (144A)                               253,150
     250,000         11.28   Compass Re, Ltd., Floating Rate Note,
                             1/8/15 (Cat Bond) (144A)                               254,625
   1,000,000         10.28   Compass Re, Ltd., Floating Rate Note,
                             1/8/15 (Cat Bond) (144A)                             1,016,700
   2,300,000          0.00   Dartmouth Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 12/31/14 (f)             2,261,360
     250,000          9.02   East Lane Re V, Ltd., Floating Rate Note,
                             3/16/16 (Cat Bond) (144A)                              269,375
   2,000,000          2.76   East Lane Re VI, Ltd., Floating Rate Note,
                             3/14/18 (Cat Bond) (144A)                            2,007,600
   1,000,000          6.66   East Lane Re, Ltd., Floating Rate Note,
                             3/13/15 (Cat Bond) (144A)                            1,020,600

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 81

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
     525,000          5.03   Embarcadero Reinsurance, Ltd., Floating
                             Rate Note, 8/7/15 (Cat Bond) (144A)           $        534,398
   1,550,000          5.03   Foundation Re III, Ltd., Floating Rate
                             Note, 2/25/15 (Cat Bond) (144A)                      1,567,050
   1,500,000          7.43   Galileo Re, Ltd., Floating Rate Note,
                             1/9/19 (Cat Bond) (144A)                             1,552,050
   2,000,000          6.52   Gator Re, Ltd., Floating Rate Note,
                             1/9/17 (Cat Bond) (144A)                             2,039,000
   2,000,000          0.00   Gloucester Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 6/12/15 (f)              1,833,200
   3,700,000           0.0   Golden State Re II, Ltd., Floating Rate
                             Note, 1/8/19 (Cat Bond) (144A)                       3,697,040
     750,000          3.76   Golden State Re, Ltd., Floating Rate
                             Note, 1/8/15 (Cat Bond) (144A)                         752,625
     300,000          8.36   Ibis Re II, Ltd., Floating Rate Note,
                             2/5/15 (Cat Bond) (144A)                               305,520
   2,250,000          4.03   Ibis Re II, Ltd., Floating Rate Note,
                             6/28/16 (Cat Bond) (144A)                            2,304,450
   2,300,000          4.77   Kilimanjaro Re, Ltd., Floating Rate Note,
                             4/30/18 (Cat Bond) (144A)                            2,370,380
   1,000,000          4.52   Kilimanjaro Re, Ltd., Floating Rate Note,
                             4/30/18 (Cat Bond) (144A)                            1,014,500
   1,800,000          2.27   Kizuna II Re, Ltd., Floating Rate Note,
                             4/6/18 (Cat Bond) (144A)                             1,822,500
   1,000,000          9.76   Loma Reinsurance, Ltd. Bermuda,
                             Floating Rate Note, 1/8/18
                             (Cat Bond) (144A)                                    1,052,300
   2,000,000          3.99   Longpoint Re, Ltd. III, Floating Rate
                             Note, 5/18/16 (Cat Bond) (144A)                      2,048,800
   1,550,000          6.02   Longpoint Re, Ltd., Floating Rate Note,
                             6/12/15 (Cat Bond) (144A)                            1,591,385
   2,000,000          2.04   Merna Reinsurance V, Ltd., Floating Rate
                             Note, 4/7/17 (Cat Bond) (144A)                       2,001,200
   1,500,000          4.52   MetroCat Re, Ltd., Floating Rate Note,
                             8/5/16 (Cat Bond) (144A)                             1,558,350
   1,000,000          9.02   Mystic Re, Ltd., Floating Rate Note,
                             3/12/15 (Cat Bond) (144A)                            1,028,500
   1,500,000         12.02   Mystic Re, Ltd., Floating Rate Note,
                             3/12/15 (Cat Bond) (144A)                            1,554,300
   1,250,000          8.50   Mythen Re, Ltd., Floating Rate Note,
                             5/7/15 (Cat Bond) (144A)                             1,303,000
   2,000,000          8.24   Mythen Re, Ltd., Floating Rate Note,
                             5/7/15 (Cat Bond) (144A)                             2,081,600
   2,750,000          8.53   Mythen Re, Ltd., Series 2012-2 Class A,
                             Floating Rate Note, 1/5/17
                             (Cat Bond) (144A)                                    2,942,775

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
     500,000         11.76   Mythen Re, Ltd., Series 2012-2 Class A,
                             Floating Rate Note, 11/10/16
                             (Cat Bond) (144A)                             $        538,400
   1,500,000          8.03   Mythen Re, Ltd., Series 2013-1 Class B,
                             Floating Rate Note, 7/9/15
                             (Cat Bond) (144A)                                    1,572,300
   2,250,000          7.28   Northshore Re, Ltd., Floating Rate Note,
                             7/5/16 (Cat Bond) (144A)                             2,364,300
   2,008,000          0.00   PI 1, Series E-2014 (Kane SAC Ltd.),
                             Variable Rate Notes, 6/12/15 (f)                     2,045,951
   1,006,000          0.00   PI 7, Series D-2014 (Kane SAC Ltd.),
                             Variable Rate Notes, 7/30/16 (f)                     1,061,129
   1,750,000          3.52   Queen City Re, Floating Rate Note,
                             1/6/19 (Cat Bond) (144A)                             1,757,175
   2,250,000          7.50   Queen Street IV Capital, Ltd., Floating
                             Rate Note, 4/9/15 (Cat Bond) (144A)                  2,284,200
   1,750,000          8.51   Queen Street V Re, Ltd., Floating Rate
                             Note, 4/9/15 (Cat Bond) (144A)                       1,780,450
     250,000         10.36   Queen Street VI Re, Ltd., Floating Rate
                             Note, 4/9/15 (Cat Bond) (144A)                         255,500
   1,750,000          8.61   Queen Street VII Re, Ltd., Floating Rate
                             Note, 4/8/16 (Cat Bond) (144A)                       1,814,925
     500,000          6.50   Queen Street VIII Re, Ltd., Floating Rate
                             Note, 6/8/16 (Cat Bond) (144A)                         508,150
   1,450,000          8.76   Residential Reinsurance 2011, Ltd.,
                             Floating Rate Note, 12/6/16
                             (Cat Bond) (144A)                                    1,516,845
   1,750,000          9.01   Residential Reinsurance 2011, Ltd.,
                             Floating Rate Note, 6/6/15
                             (Cat Bond) (144A)                                    1,838,200
     500,000          8.91   Residential Reinsurance 2011, Ltd.,
                             Floating Rate Note, 6/6/17
                             (Cat Bond) (144A)                                      525,000
     750,000          5.76   Residential Reinsurance 2012, Ltd.,
                             Floating Rate Note, 12/6/16
                             (Cat Bond) (144A)                                      787,050
   2,900,000          4.51   Residential Reinsurance 2012, Ltd.,
                             Floating Rate Note, 12/6/16
                             (Cat Bond) (144A)                                    2,997,440
     750,000          8.02   Residential Reinsurance 2012, Ltd.,
                             Floating Rate Note, 6/6/16
                             (Cat Bond) (144A)                                      814,125
   1,150,000         10.02   Residential Reinsurance 2012, Ltd.,
                             Floating Rate Note, 6/6/16
                             (Cat Bond) (144A)                                    1,274,315
   1,100,000          9.26   Residential Reinsurance 2013, Ltd.,
                             Floating Rate Note, 6/6/17
                             (Cat Bond) (144A)                                    1,179,310

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 83

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
     750,000          3.51   Residential Reinsurance 2014, Ltd.,
                             Floating Rate Note, 6/6/18
                             (Cat Bond) (144A)                             $        758,325
   1,000,000          4.04   Riverfront Re, Ltd., Floating Rate
                             Note, 1/6/17 (Cat Bond) (144A)                       1,003,000
   1,000,000           0.0   Sanders Re, Ltd., Floating Rate
                             Note, 5/25/18 (Cat Bond)                             1,009,700
   2,500,000          3.53   Sanders Re, Ltd., Floating Rate
                             Note, 5/5/17 (Cat Bond) (144A)                       2,539,750
   1,500,000          4.02   Sanders Re, Ltd., Floating Rate
                             Note, 5/5/17 (Cat Bond) (144A)                       1,524,300
   2,000,000          3.92   Sanders Re, Ltd., Floating Rate
                             Note, 6/7/17 (Cat Bond) (144A)                       2,041,200
   1,150,000          7.51   Sirius International Group, Ltd.,
                             Floating Rate Note (Perpetual) (144A)                1,207,500
   1,500,000          8.51   Tar Heel Re, Ltd., Floating Rate Note,
                             5/9/16 (Cat Bond) (144A)                             1,591,200
     250,000          6.27   Tradewynd Re, Ltd., Floating Rate Note,
                             1/8/15 (Cat Bond) (144A)                               251,750
     400,000          2.93   Vita Capital IV, Ltd., Floating Rate Note,
                             1/15/16 (Cat Bond) (144A)                              403,960
   1,500,000          2.73   Vita Capital V, Ltd., Floating Rate Note,
                             1/15/17 (Cat Bond) (144A)                            1,539,150
     500,000          3.43   Vita Capital V, Ltd., Floating Rate Note,
                             1/15/17 (Cat Bond) (144A)                              514,650
   1,000,000          2.77   Vitality Re IV, Ltd., Floating Rate Note,
                             1/9/17 (Cat Bond) (144A)                             1,022,500
   1,800,000          1.77   Vitality Re V, Ltd., Floating Rate Note,
                             1/7/19 (Cat Bond) (144A)                             1,803,420
                                                                           ----------------
                                                                           $    111,555,429
                                                                           ----------------
                             Total Insurance                               $    137,859,555
-------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.1%
                             Systems Software -- 0.1%
   1,937,000          0.43   Oracle Corp., Floating Rate Note, 7/7/17      $      1,939,125
                                                                           ----------------
                             Total Software & Services                     $      1,939,125
-------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE
                             & EQUIPMENT -- 0.1%
                             Communications Equipment -- 0.1%
   1,000,000          0.51   Cisco Systems, Inc., Floating Rate
                             Note, 3/3/17                                  $      1,003,358
   1,000,000          0.28   Cisco Systems, Inc., Floating Rate
                             Note, 9/3/15                                         1,000,541
                                                                           ----------------
                                                                           $      2,003,899
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Computer Storage
                             & Peripherals -- 0.0%+
   1,500,000          0.29   Apple, Inc., Floating Rate Note, 5/3/16       $      1,500,518
                                                                           ----------------
                             Total Technology Hardware
                             & Equipment                                   $      3,504,417
-------------------------------------------------------------------------------------------
                             TELECOMMUNICATION
                             SERVICES -- 0.4%
                             Integrated Telecommunication
                             Services -- 0.3%
   3,125,000                 British Telecommunications Plc,
                             2.0%, 6/22/15                                 $      3,156,488
   3,805,000          1.76   Verizon Communications, Inc., Floating
                             Rate Note, 9/15/16                                   3,900,947
                                                                           ----------------
                                                                           $      7,057,435
-------------------------------------------------------------------------------------------
                             Wireless Telecommunication
                             Services -- 0.1%
   1,250,000                 Altice Financing SA, 7.875%,
                             12/15/19 (144A)                               $      1,332,812
   1,500,000          1.23   America Movil SAB de CV, Floating
                             Rate Note, 9/12/16                                   1,516,768
   1,150,000          0.61   Vodafone Group Plc, Floating Rate
                             Note, 2/19/16                                        1,153,325
                                                                           ----------------
                                                                           $      4,002,905
                                                                           ----------------
                             Total Telecommunication Services              $     11,060,340
-------------------------------------------------------------------------------------------
                             UTILITIES -- 0.6%
                             Electric Utilities -- 0.5%
   1,740,000          0.61   Duke Energy Corp., Floating Rate
                             Note, 4/3/17                                  $      1,746,050
   1,375,000          0.58   Duke Energy Indiana, Inc., Floating Rate
                             Note, 7/11/16                                        1,380,595
     725,000          0.37   Duke Energy Ohio, Inc., Floating Rate
                             Note, 3/6/15                                           725,427
   1,275,000          0.43   Duke Energy Progress, Inc., Floating
                             Rate Note, 3/6/17                                    1,276,856
   1,865,000          0.69   Electricite de France SA, Floating Rate
                             Note, 1/20/17 (144A)                                 1,867,667
   1,090,000          0.55   Georgia Power Co., Floating Rate
                             Note, 3/15/16                                        1,090,098
   1,000,000          0.63   Georgia Power Co., Floating Rate
                             Note, 8/15/16                                          999,994
   1,013,000          0.47   NSTAR Electric Co., Floating Rate
                             Note, 5/17/16                                        1,012,225
   1,450,000          0.28   Southern California Edison Co., Floating
                             Rate Note, 10/1/14                                   1,450,000

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 85

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Electric Utilities -- (continued)
   1,200,000                 The Connecticut Light & Power Co.,
                             5.0%, 4/1/15                                  $      1,226,884
                                                                           ----------------
                                                                           $     12,775,796
-------------------------------------------------------------------------------------------
                             Independent Power Producers
                             & Energy Traders -- 0.1%
   1,250,000                 NRG Energy, Inc., 8.25%, 9/1/20               $      1,339,062
                                                                           ----------------
                             Total Utilities                               $     14,114,858
-------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $614,893,269)                           $    618,011,038
-------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND
                             AGENCY OBLIGATIONS -- 5.6%
         621                 Fannie Mae, 6.5%, 1/1/15                      $            623
       6,805                 Fannie Mae, 7.0%, 10/1/17                                7,160
      22,257          2.25   Fannie Mae, Floating Rate Note, 1/1/48                  23,876
      27,245          2.54   Fannie Mae, Floating Rate Note, 10/1/32                 27,344
      10,391          2.26   Fannie Mae, Floating Rate Note, 11/1/23                 10,725
      23,995          2.30   Fannie Mae, Floating Rate Note, 2/1/34                  24,226
         515          2.82   Fannie Mae, Floating Rate Note, 4/1/15                     515
      20,530          2.24   Fannie Mae, Floating Rate Note, 9/1/32                  21,808
   2,133,000                 Federal Farm Credit Banks,
                             0.39%, 4/25/16                                       2,120,072
   1,490,000          0.25   Federal Farm Credit Banks, Floating
                             Rate Note, 1/20/15                                   1,490,571
   4,000,000          0.25   Federal Farm Credit Banks, Floating
                             Rate Note, 1/26/15                                   4,002,104
   3,500,000          0.16   Federal Farm Credit Banks, Floating
                             Rate Note, 10/23/14                                  3,500,094
   2,560,000          0.15   Federal Farm Credit Banks, Floating
                             Rate Note, 10/26/15                                  2,559,846
   3,000,000          0.17   Federal Farm Credit Banks, Floating
                             Rate Note, 12/15/14                                  3,000,729
  18,770,000          0.29   Federal Farm Credit Banks, Floating
                             Rate Note, 3/23/15                                  18,789,577
   1,360,000          0.22   Federal Farm Credit Banks, Floating
                             Rate Note, 3/4/15                                    1,360,537
   2,200,000          0.08   Federal Farm Credit Banks, Floating
                             Rate Note, 3/9/15                                    2,199,868
   2,540,000          0.17   Federal Farm Credit Banks, Floating
                             Rate Note, 9/18/15                                   2,541,471
       9,128          2.36   Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 10/1/23                              9,448
   4,200,000          0.39   Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 10/7/14                          4,200,126

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND
                             AGENCY OBLIGATIONS -- (continued)
      14,615          2.62   Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 11/1/33                   $         15,504
  11,330,000          0.16   Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 12/5/14                         11,331,654
       7,702          2.59   Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 6/1/35                               7,781
   2,000,000          0.14   Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 6/26/15                          2,000,750
   1,415,000                 Federal National Mortgage Association,
                             0.75%, 8/16/17 (Step)                                1,411,320
     760,000          0.16   Federal National Mortgage Association,
                             Floating Rate Note, 1/20/15                            760,198
   2,135,000          0.35   Federal National Mortgage Association,
                             Floating Rate Note, 1/27/15                          2,136,541
   2,370,000          0.38   Federal National Mortgage Association,
                             Floating Rate Note, 10/27/14                         2,370,424
   1,650,000          0.47   Federal National Mortgage Association,
                             Floating Rate Note, 11/21/14                         1,650,782
   1,400,000          0.43   Federal National Mortgage Association,
                             Floating Rate Note, 12/15/14                         1,400,876
   6,085,000          0.18   Federal National Mortgage Association,
                             Floating Rate Note, 8/26/16                          6,088,712
      13,268          1.62   Government National Mortgage Association
                             II, Floating Rate Note, 1/20/22                         13,555
   5,645,000                 U.S. Treasury Bills, 1/2/15 (c)                      5,644,706
  19,740,000          0.09   U.S. Treasury Note, Floating Rate
                             Note, 7/31/16                                       19,750,995
  21,260,000          0.08   U.S. Treasury Note, Floating Rate
                             Note, 4/30/16                                       21,270,908
  20,500,000          0.06   U.S. Treasury Notes, Floating Rate
                             Note, 1/31/16                                       20,504,162
-------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT
                             AND AGENCY OBLIGATIONS
                             (Cost $142,236,226)                           $    142,249,588
-------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT
                             BONDS -- 0.1%
   1,800,000          0.38   Province of Ontario Canada, Floating
                             Rate Note, 4/1/15                             $      1,801,238
-------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $1,801,138)                             $      1,801,238
-------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 2.2%
                             Municipal Development -- 0.0%+
   1,500,000          0.01   Mississippi Business Finance Corp.,
                             Floating Rate Note, 12/1/30                   $      1,500,000
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 87

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Municipal Student Loan -- 0.0%+
   1,077,056          1.13   Louisiana Public Facilities Authority,
                             Floating Rate Note, 4/26/27 (Step)            $      1,088,925
-------------------------------------------------------------------------------------------
                             Higher Municipal Education -- 1.6%
   5,775,000          0.03   Connecticut State Health & Educational
                             Facility Authority, Floating Rate
                             Note, 7/1/33                                  $      5,775,000
  11,495,000          0.03   Permanent University Fund, Floating
                             Rate Note, 7/1/37                                   11,495,000
  11,910,000          0.03   The University of Texas System, Floating
                             Rate Note, 8/1/34                                   11,910,000
  10,800,000          0.03   University of Michigan, Floating Rate
                             Note, 12/1/29                                       10,800,000
                                                                           ----------------
                                                                           $     39,980,000
-------------------------------------------------------------------------------------------
                             Municipal Medical -- 0.6%
  15,140,000          0.03   Loudoun County Economic
                             Development Authority, Floating Rate
                             Note, 2/15/38                                 $     15,140,000
-------------------------------------------------------------------------------------------
                             Municipal Power -- 0.0%+
     670,000          1.03   South Carolina State Public Service
                             Authority, Floating Rate Note, 6/1/15         $        670,811
-------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $58,375,471)                            $     58,379,736
-------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE
                             LOAN INTERESTS -- 7.5%**
                             ENERGY -- 0.5%
                             Oil & Gas Drilling -- 0.1%
     990,000          6.00   Drillships Financing Holding, Inc.,
                             Tranche B-1 Term Loan, 3/31/21                $        951,225
     492,500          5.75   Offshore Group Investment, Ltd., Term
                             Loan, 3/28/19                                          471,363
     875,000          3.75   Paragon Offshore Finance, Term
                             Loan, 7/16/21                                          833,438
                                                                           ----------------
                                                                           $      2,256,026
-------------------------------------------------------------------------------------------
                             Oil & Gas Equipment &
                             Services -- 0.1%
   1,446,375          3.75   77 Energy, Tranche B Loan
                             (First Lien), 6/17/21                         $      1,437,335
     498,750          5.25   McDermott International, Inc., Tranche B
                             Loan (First Lien), 4/11/19                             498,438
                                                                           ----------------
                                                                           $      1,935,773
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 0.1%
      28,734          4.50   Glenn Pool Oil & Gas Trust, Term
                             Loan, 5/2/16                                  $         28,806
   2,729,375          4.00   Seadrill Operating LP, Initial Term
                             Loan, 2/14/21                                        2,600,704
                                                                           ----------------
                                                                           $      2,629,510
-------------------------------------------------------------------------------------------
                             Oil & Gas Exploration
                             & Production -- 0.1%
   2,675,368          3.88   Fieldwood Energy LLC, Closing Date
                             Loan, 9/25/18                                 $      2,649,171
     400,000          5.00   Samson Investment Co., Tranche 1
                             Term Loan (Second Lien), 9/25/18                       389,550
                                                                           ----------------
                                                                           $      3,038,721
-------------------------------------------------------------------------------------------
                             Oil & Gas Refining &
                             Marketing -- 0.1%
      74,916          0.00   Pilot Travel Centers LLC, Initial
                             Tranche B, 9/30/21                            $         74,947
      98,000          3.75   Pilot Travel Centers LLC, Refinancing
                             Tranche B Term Loan, 3/30/18                            98,122
     795,000          2.40   Tesoro Corp., Initial Term Loan, 1/11/16               792,764
     448,869          4.25   Western Refining, Inc., Term Loan
                             2013, 11/12/20                                         447,537
                                                                           ----------------
                                                                           $      1,413,370
-------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.0%+
     435,875          5.50   Foresight Energy LLC, Term
                             Loan, 8/21/20                                 $        436,965
                                                                           ----------------
                             Total Energy                                  $     11,710,365
-------------------------------------------------------------------------------------------
                             MATERIALS -- 0.5%
                             Commodity Chemicals -- 0.1%
   1,930,413          4.50   AZ Chem US, Inc., Tranche B Term Loan
                             (First Lien), 6/9/21                          $      1,930,896
     385,359          4.00   Tronox Pigments BV, New Term
                             Loan, 3/19/20                                          383,164
                                                                           ----------------
                                                                           $      2,314,060
-------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.2%
   1,026,924          4.00   Axalta Coating Systems US Holdings,
                             Inc., Refinanced Term B Loan, 2/1/20          $      1,007,284
     371,082          3.50   Chemtura Corp., New Term
                             Loan, 8/29/16                                          370,927
   1,000,000          0.00   Huntsman International LLC, 2014-1
                             Incremental Term Loan, 9/30/21                         992,500

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 89

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Specialty Chemicals -- (continued)
     933,375          4.00   PQ Corp., 2014 Term Loan, 8/7/17              $        924,875
     687,038          3.25   Taminco Global Chemical Corp., Initial
                             Tranche B-3 Dollar Term Loan, 2/15/19                  685,607
     807,963          3.00   WR Grace & Co-Conn, U.S. Term
                             Loan, 1/23/21                                          803,519
                                                                           ----------------
                                                                           $      4,784,712
-------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.1%
     680,580          4.00   Ardagh Holdings USA, Inc., Tranche
                             B-3 Term Loan (First Lien), 12/17/19          $        671,222
     399,000          5.50   BWay Intermediate, Initial Term
                             Loan, 8/14/20                                          399,998
                                                                           ----------------
                                                                           $      1,071,220
-------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.0%+
     688,849          4.75   Kleopatra Acquisition Corp., Term
                             B-1 Loan, 12/21/16                            $        689,280
     174,125          4.25   Multi Packaging Solutions, Inc., Initial
                             Dollar Tranche B Term, 9/30/20                         172,493
                                                                           ----------------
                                                                           $        861,773
-------------------------------------------------------------------------------------------
                             Aluminum -- 0.0%+
     117,000          5.75   Noranda Aluminum Acquisition Corp.,
                             Term B Loan, 2/28/19                          $        114,270
-------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.1%
   1,473,841          3.75   Fortescue Metals Group Ltd., Bank
                             Loan, 6/30/19                                 $      1,445,592
-------------------------------------------------------------------------------------------
                             Steel -- 0.0%+
     358,473          4.75   JMC Steel Group, Inc., Term
                             Loan, 4/1/17                                  $        356,842
     148,875          4.50   TMS International Corp., Term B
                             Loan, 10/2/20                                          148,843
                                                                           ----------------
                                                                           $        505,685
-------------------------------------------------------------------------------------------
                             Paper Products -- 0.0%+
     190,002          4.50   Ranpak Corp., USD Term Loan, 4/10/19 $                 190,952
                                                                           ----------------
                             Total Materials                               $     11,288,264
-------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.6%
                             Aerospace & Defense -- 0.2%
     396,501          3.50   Alliant Techsystems, Inc., Term B
                             Loan, 10/22/20                                $        396,832
     877,267          3.75   DigitalGlobe, Inc., Term Loan, 1/25/20                 868,129
     143,055          6.25   DynCorp International, Inc., Term
                             Loan, 7/7/16                                           142,698
     417,563          5.25   Sequa Corp., Initial Term Loan, 6/19/17                399,120

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Aerospace & Defense -- (continued)
   1,332,360          3.25   Spirit AeroSystems, Inc., Term
                             Loan B, 9/30/20                               $      1,323,200
     320,917          3.75   TransDigm, Inc., Tranche C Term
                             Loan, 2/28/20                                          316,178
   2,535,000          3.25   Wesco Aircraft Hardare Corp., Tranche B
                             Term Loan (First Lien), 2/24/21                      2,508,329
                                                                           ----------------
                                                                           $      5,954,486
-------------------------------------------------------------------------------------------
                             Building Products -- 0.1%
   1,083,747          3.50   Armstrong World Industries, Inc., Term
                             Loan B, 3/15/20                               $      1,080,586
     533,036          4.00   Quikrete Holdings, Inc., Initial Loan
                             (First Lien), 9/26/20                                  529,316
     979,109          4.25   Unifrax Corp., New Term B
                             Loan, 12/31/19                                         976,865
                                                                           ----------------
                                                                           $      2,586,767
-------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.0%+
     450,000          3.75   Aecom Technology, Term
                             Loan B, 10/15/21                              $        449,883
-------------------------------------------------------------------------------------------
                             Electrical Components
                             & Equipment -- 0.1%
   1,069,999          3.25   Southwire Co., Term Loan, 1/31/21             $      1,058,630
     873,650          6.00   WireCo WorldGroup, Inc., Term
                             Loan, 2/15/17                                          877,472
                                                                           ----------------
                                                                           $      1,936,102
-------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.0%+
     689,535          4.00   Milacron LLC, Term Loan, 3/12/20              $        686,087
-------------------------------------------------------------------------------------------
                             Construction & Farm Machinery
                             & Heavy Trucks -- 0.1%
      84,575          3.25   Manitowoc Co. Inc. (The), Term B
                             Loan, 12/18/20                                $         84,178
     309,557          0.00   Terex Corp., U.S. Term Loan, 8/13/21                   308,009
   1,797,825          4.00   Waupaca Foundry, Inc., Term
                             Loan, 6/29/17                                        1,797,076
                                                                           ----------------
                                                                           $      2,189,263
-------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.1%
     396,000          4.25   Gardner Denver, Inc., Initial Dollar
                             Term Loan, 7/30/20                            $        388,798
   1,250,000          6.00   NN, Inc., Term Loan, 8/27/21                         1,253,906
      79,000          5.75   Xerium Technologies, Inc., New Term
                             Loan, 5/17/19                                           79,444
                                                                           ----------------
                                                                           $      1,722,148
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 91

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Trading Companies &
                             Distributors -- 0.0%+
     318,295          3.75   WESCO Distribution, Inc., Tranche B-1
                             Loan, 12/12/19                                $        318,295
                                                                           ----------------
                             Total Capital Goods                           $     15,843,031
-------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES
                             & SUPPLIES -- 0.4%
                             Environmental &
                             Facilities Services -- 0.1%
     132,333          3.25   Covanta Energy Corp., Term
                             Loan, 3/28/19                                 $        132,333
   1,173,075          3.00   Progressive Waste Solutions, Ltd.,
                             Term B Loan, 10/31/19                                1,178,061
     149,229          4.00   Waste Industries USA, Inc., Term B
                             Loan, 3/17/17                                          148,483
                                                                           ----------------
                                                                           $      1,458,877
-------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.0%+
     883,773          6.25   Language Line LLC, Tranche B Term
                             Loan, 6/20/16                                 $        881,195
-------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.2%
   2,282,750          3.00   Allegion US Holding Co, Inc., Tranche B
                             Term Loan, 12/26/20                           $      2,273,694
     514,585          4.25   Allied Security Holdings LLC, Closing
                             Date Term Loan (First Lien), 2/12/21                   507,724
     320,157          4.00   Garda World Security Corp., Term B
                             Delayed Draw Loan, 11/8/20                             316,155
   1,251,522          4.00   Garda World Security Corp., Term B
                             Loan, 11/1/20                                        1,235,878
     985,281          4.25   Monitronics International, Inc., Term B
                             Loan, 3/23/18                                          976,044
                                                                           ----------------
                                                                           $      5,309,495
-------------------------------------------------------------------------------------------
                             Human Resource
                             & Employment Services -- 0.0%+
   1,037,113          3.50   On Assignment, Inc., Initial Term B
                             Loan, 5/15/20                                 $      1,033,656
-------------------------------------------------------------------------------------------
                             Research & Consulting
                             Services -- 0.1%
   1,183,187          3.25   Crown Castle International Corp.,
                             Tranche B-2 Term Loan
                             (First Lien), 1/31/21                         $      1,169,212
     206,598          5.00   Wyle, Tranche B Loan
                             (First Lien), 5/22/21                                  206,531
                                                                           ----------------
                                                                           $      1,375,743
                                                                           ----------------
                             Total Commercial Services & Supplies          $     10,058,966
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.3%
                             Air Freight & Logistics -- 0.0%+
     198,500          5.25   Syncreon Group BV, Term Loan, 9/26/20         $        197,011
-------------------------------------------------------------------------------------------
                             Airlines -- 0.2%
   2,518,125          3.75   American Airlines, Inc., Class B Term
                             Loan, 6/27/19                                 $      2,478,256
     736,875          3.50   Delta Air Lines, Inc., 2014 Term B-1
                             Loan, 10/18/18                                         721,677
     295,420          3.25   Delta Air Lines, Inc., Term Loan, 4/20/17              292,438
   1,000,000          3.75   United Airlines, Inc., Calss B-1 Term
                             Loan, 9/15/21                                          989,583
     246,250          3.50   United Airlines, Inc., Class B Term
                             Loan, 4/1/19                                           241,941
                                                                           ----------------
                                                                           $      4,723,895
-------------------------------------------------------------------------------------------
                             Marine -- 0.1%
   1,485,000          5.25   Navios Maritime Partners LP, Term
                             Loan, 6/27/18                                 $      1,499,231
-------------------------------------------------------------------------------------------
                             Trucking -- 0.0%+
     340,718          3.75   Swift Transportation Co., LLC, Tranche B
                             Term Loan (First Lien), 6/9/21                $        340,186
                                                                           ----------------
                             Total Transportation                          $      6,760,323
-------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.2%
                             Auto Parts & Equipment -- 0.2%
     147,020          3.75   Allison Transmission, Inc., Term B-3
                             Loan, 8/23/19                                 $        145,779
   1,956,991          4.25   Metaldyne LLC, Tranche B Term
                             Loan, 12/18/18                                       1,950,059
     683,943          3.75   Schaeffler Group, Tranche E Term Loan
                             (First Lien), 5/15/20                                  678,691
     636,693          4.25   TI Group Automotive Systems LLC, Term
                             Loan Facility, 7/1/21                                  627,939
     201,201          3.23   Tower Automotive Holdings USA LLC,
                             Refinancing Term Loan, 4/23/20                         199,315
                                                                           ----------------
                                                                           $      3,601,783
-------------------------------------------------------------------------------------------
                             Tires & Rubber -- 0.0%+
     600,000          4.75   The Goodyear Tire & Rubber Co., Term
                             Loan (Second Lien), 3/27/19                   $        601,031
-------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.0%+
     500,000          6.00   Crown Group llc, Term Loan
                             (First Lien), 9/30/20                         $        497,500
-------------------------------------------------------------------------------------------
                             Personal Products -- 0.0%+
     498,750          3.50   Visteon Corp., Tranche B Loan
                             (First Lien), 4/8/21                          $        491,892
                                                                           ----------------
                             Total Automobiles & Components                $      5,192,206
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 93

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             CONSUMER DURABLES
                             & APPAREL -- 0.2%
                             Home Furnishings -- 0.0%+
     336,222          4.25   Serta Simmons Holdings LLC, Term
                             Loan, 10/1/19                                 $        334,214
     426,697          3.50   Tempur Sealy International, Inc., New
                             Term B Loan, 3/18/20                                   422,430
                                                                           ----------------
                                                                           $        756,644
-------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 0.1%
     990,000          2.91   Jarden Corp., Tranche B1 Term
                             Loan, 9/30/20                                 $        984,555
     787,291          4.00   Reynolds Group Holdings, Inc.,
                             Incremental U.S. Term Loan, 12/31/18                   780,121
                                                                           ----------------
                                                                           $      1,764,676
-------------------------------------------------------------------------------------------
                             Leisure Products -- 0.0%+
     188,571          4.00   Bombardier Recreational Products,
                             Inc., Term B Loan, 1/30/19                    $        185,624
-------------------------------------------------------------------------------------------
                             Apparel, Accessories
                             & Luxury Goods -- 0.1%
   1,319,693          3.25   PVH Corp., Tranche B Term
                             Loan, 12/19/19                                $      1,323,142
                                                                           ----------------
                             Total Consumer Durables & Apparel             $      4,030,086
-------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.5%
                             Casinos & Gaming -- 0.2%
     436,700          3.25   Las Vegas Sands LLC, Tranche B-2 Term
                             Loan (First Lien), 12/19/20                   $        434,334
   1,228,125          3.50   MGM Resorts International, Term B
                             Loan, 12/20/19                                       1,208,936
     207,500          3.75   Pinnacle Entertainment, Inc., Tranche
                             B-2 Term Loan, 8/13/20                                 205,555
   2,000,000          6.00   Scientific Games, Initial Term
                             B-2, 10/1/21                                         1,961,250
   1,342,500          3.00   Seminole Tribe of Florida, Inc., Initial
                             Term Loan, 4/29/20                                   1,337,047
                                                                           ----------------
                                                                           $      5,147,122
-------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.1%
     495,000          3.50   Four Seasons Holdings Inc., Term
                             Loan, 6/27/20                                 $        486,956
   1,046,053          3.50   Hilton Worldwide Finance LLC, Initial
                             Term Loan, 9/23/20                                   1,031,482
                                                                           ----------------
                                                                           $      1,518,438
-------------------------------------------------------------------------------------------
                             Leisure Facilities -- 0.0%+
      98,476          3.25   Cedar Fair LP, U.S. Term Facility, 3/6/20     $         97,922

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Leisure Facilities -- (continued)
     731,627          3.50   Six Flags Theme Parks, Inc., Tranche B
                             Term Loan, 12/20/18                           $        730,712
                                                                           ----------------
                                                                           $        828,634
-------------------------------------------------------------------------------------------
                             Restaurants -- 0.1%
     242,060          3.75   Burger King Corp., Tranche B Term
                             Loan (2012), 9/28/19                          $        241,788
     245,000          4.50   Burger King Worldwide, Inc., Term
                             Loan B, 9/24/21                                        243,435
     398,477          4.00   Landry's, Inc., B Term Loan, 4/24/18                   395,862
     156,000          4.00   NPC International, Inc., Term
                             Loan, 12/28/18                                         151,320
     839,311          4.25   PF Chang's China Bistro, Inc., Term
                             Borrowing, 6/22/19                                     821,476
     722,927          3.25   Wendy's International, Inc., Term B
                             Loan, 5/15/19                                          720,087
                                                                           ----------------
                                                                           $      2,573,968
-------------------------------------------------------------------------------------------
                             Education Services -- 0.0%+
     373,350          3.75   Bright Horizons Family Solutions, Inc.,
                             Term B Loan, 1/14/20                          $        369,616
-------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.1%
   1,970,000          4.00   Weight Watchers International, Inc.,
                             Initial Tranche B-2 Term Loan, 4/2/20         $      1,519,362
                                                                           ----------------
                             Total Consumer Services                       $     11,957,140
-------------------------------------------------------------------------------------------
                             MEDIA -- 1.1%
                             Advertising -- 0.0%+
      22,170          3.75   Advantage Sales & Marketing Inc.,
                             Delayed Draw, 7/21/21 (e)                     $         21,817
     665,092          4.25   Advantage Sales & Marketing, Inc.,
                             Initial Term Loan, 7/23/21                             654,493
     113,863          4.75   Getty Images, Inc., Initial Term
                             Loan, 10/18/19                                         104,441
                                                                           ----------------
                                                                           $        780,751
-------------------------------------------------------------------------------------------
                             Broadcasting -- 0.4%
   1,629,423          3.00   CBS Outdoor Americas Capital llc,
                             Tranche B Term Loan
                             (First Lien), 1/15/21                         $      1,608,547
     344,650          4.05   Entercom Radio llc, Term B-2
                             Loan, 11/23/18                                         344,543
     773,063          3.75   Gray Television, Inc., Term Loan
                             (First Lien), 6/10/21                                  768,617
     615,660          4.25   NEP, Amendment No. 3 Incremental
                             Term Loan (First Lien), 1/22/20                        601,038
     498,741          3.25   Quebecor Media, Inc., Facility B-1
                             Tranche, 8/17/20                                       486,584

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 95

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Broadcasting -- (continued)
   1,338,342          3.00   Sinclair Television Group, Inc., New
                             Tranche B Term Loan, 4/19/20                  $      1,317,933
   1,000,000          0.00   Sinclair Television Group, Incremental
                             Loan, 7/30/21                                          988,750
   2,116,251          4.00   Tribune Co., Tranche B Term Loan
                             (First Lien), 11/20/20                               2,091,768
     664,913          4.00   Univision Communications, Inc.,
                             Replacement First-Lien Term
                             Loan, 3/1/20                                           653,208
                                                                           ----------------
                                                                           $      8,860,988
-------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.5%
   1,144,397          3.50   Cequel Communications LLC, Term
                             Loan, 2/14/19                                 $      1,126,372
   1,308,438          3.00   Charter Communications Operating
                             LLC, Term F Loan, 1/1/21                             1,271,456
   1,250,000          0.00   Charter Communications Operating
                             LLC, Term G Loan, 9/10/21                            1,247,768
     521,732          3.75   Intelsat Jackson Holdings SA, Tranche
                             B-2 Term Loan, 6/30/19                                 514,450
     735,000          4.00   MCC Georgia LLC, Tranche G Term
                             Loan, 2/8/20                                           727,650
   1,393,000          2.63   Mediacom Illinois LLC, Tranche F Term
                             Loan, 3/31/18                                        1,359,916
     662,105          3.50   Telesat Canada, U.S. Term B
                             Loan, 3/28/19                                          653,133
   2,205,000          3.50   Virgin Media Investment Holdings, Ltd.,
                             New Term B Loan, 2/6/20                              2,149,679
     239,297          4.75   WideOpenWest Finance LLC, Term B
                             Loan, 4/1/19                                           238,649
   1,136,553          0.00   Ziggo BV, (USD) Tranche B-3 Term
                             Loan, 1/15/22                                        1,106,313
   1,072,383          3.25   Ziggo BV, Tranche B-1 Term Loan
                             (First Lien), 1/15/22                                1,043,850
     691,064          3.50   Ziggo BV, Tranche B-2 Term Loan
                             (First Lien), 1/15/22                                  672,677
                                                                           ----------------
                                                                           $     12,111,913
-------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.2%
   1,461,345          3.50   AMC Entertainment, Inc., Initial Term
                             Loan, 4/30/20                                 $      1,445,666
     770,220          3.50   Live Nation Entertainment, Inc., Term
                             B-1 Loan, 8/17/20                                      762,351
   1,023,464          3.75   Rovi Solutions Corp., Term B
                             Loan, 7/2/21                                           998,517
     592,500          3.50   Seminole Hard Rock Entertainment,
                             Inc., New Term Loan B, 5/14/20                         581,884

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Movies & Entertainment -- (continued)
   1,089,000          3.75   WMG Acquisition Corp., Tranche B
                             Refinancing Term Loan, 7/1/20                 $      1,052,927
                                                                           ----------------
                                                                           $      4,841,345
-------------------------------------------------------------------------------------------
                             Publishing -- 0.0%+
     213,503          4.75   Interactive Data Corp., Tranche B Term
                             Loan (First Lien), 4/24/21                    $        212,569
                                                                           ----------------
                             Total Media                                   $     26,807,566
-------------------------------------------------------------------------------------------
                             RETAILING -- 0.3%
                             Computer & Electronics Retail -- 0.1%
   1,741,250          3.75   Rent-A-Center, Inc., Term Loan
                             (2014), 2/6/21                                $      1,732,544
-------------------------------------------------------------------------------------------
                             Home Improvement Retail -- 0.0%+
   1,231,250          4.50   Apex Tool Group LLC, Term Loan, 2/1/20        $      1,191,234
-------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.0%+
     987,500          3.75   Michaels Stores, Inc., Term B
                             Loan, 1/28/20                                 $        969,602
-------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.2%
   1,282,848          3.00   Avis Budget Car Rental LLC, Tranche B
                             Term Loan, 3/15/19                            $      1,271,615
   2,885,500          3.25   Chrysler Group LLC, Tranche B Term
                             Loan, 12/29/18                                       2,845,824
     736,875          3.75   The Hertz Corp., Tranche B1 Term
                             Loan, 3/11/18                                          725,208
                                                                           ----------------
                                                                           $      4,842,647
                                                                           ----------------
                             Total Retailing                               $      8,736,027
-------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.1%
                             Food Distributors -- 0.0%+
     185,929          5.75   AdvancePierre Foods, Inc., Term Loan
                             (First Lien), 7/10/17                         $        186,115
-------------------------------------------------------------------------------------------
                             Food Retail -- 0.1%
   1,503,474          4.75   Albertsons LLC, Term B-2 Loan, 3/21/19        $      1,500,521
     479,461          3.50   Big Heart Pet Brands, Initial Term
                             Loan, 2/24/20                                          463,579
     500,000          4.75   New Albertson's, Inc., Term Loan
                             (First Lien), 6/24/21                                  493,062
                                                                           ----------------
                                                                           $      2,457,162
                                                                           ----------------
                             Total Food & Staples Retailing                $      2,643,277
-------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.3%
                             Agricultural Products -- 0.1%
   2,347,418          4.50   Arysta Lifescience SPC LLC, Initial Term
                             Loan (First Lien), 5/29/20                    $      2,344,972

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 97

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Agricultural Products -- (continued)
   1,582,050          3.25   Darling International, Inc., Term B USD
                             Loan, 12/19/20                                $      1,569,670
                                                                           ----------------
                                                                           $      3,914,642
-------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.2%
   1,580,000          3.50   HJ Heinz Co., Term B2 Loan, 3/27/20           $      1,563,410
     874,626          3.75   JBS USA LLC, Initial Term Loan, 5/25/18                870,778
   1,158,833          3.25   Pinnacle Foods Finance LLC, New Term
                             Loan G, 4/29/20                                      1,136,670
     997,500          3.75   Post Holdings, Inc., Tranche B Loan
                             (First Lien), 5/23/21                                  988,841
                                                                           ----------------
                                                                           $      4,559,699
                                                                           ----------------
                             Total Food, Beverage & Tobacco                $      8,474,341
-------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL
                             PRODUCTS -- 0.1%
                             Household Products -- 0.0%+
     297,000          3.50   Spectrum Brands, Inc., Tranche C Term
                             Loan, 8/13/19                                 $        294,921
-------------------------------------------------------------------------------------------
                             Personal Products -- 0.1%
     400,000          3.50   NBTY, Inc., Term B-2 Loan, 10/1/17            $        392,950
     502,410          4.12   Prestige Brands, Inc., Term B-1
                             Loan, 1/31/19                                          500,997
     600,000          4.50   Prestige Brands, Inc., Term B-2
                             Loan, 8/18/21                                          600,225
     372,188          4.00   Revlon Consumer Products Corp.,
                             Acquisition Term Loan, 8/19/19                         367,942
     976,136          3.25   Revlon Consumer Products Corp.,
                             Replacement Term Loan, 11/19/17                        965,307
                                                                           ----------------
                                                                           $      2,827,421
                                                                           ----------------
                             Total Household & Personal Products           $      3,122,342
-------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT
                             & SERVICES -- 0.5%
                             Health Care Equipment -- 0.1%
     913,844          3.25   Hologic, Inc., Refinancing Tranche B
                             Term Loan, 8/1/19                             $        905,276
     588,270          4.00   Kinetic Concepts, Inc., Term DTL-E1
                             loan, 5/4/18                                           581,897
                                                                           ----------------
                                                                           $      1,487,173
-------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.0%+
     218,308          5.00   Immucor, Inc., Term B-2 Loan, 8/19/18         $        217,489
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Health Care Services -- 0.2%
     328,915          6.50   BioScrip, Inc., Delayed Draw Term
                             Loan, 7/31/20                                 $        331,108
     548,191          6.50   BioScrip, Inc., Initial Term B
                             Loan, 7/31/20                                          551,846
     593,611          4.00   BSN Medical GmbH & Co. KG, Facility
                             B1A, 8/28/19                                           592,869
     475,050          3.50   DaVita HealthCare Partners, Inc.,
                             Tranche B Loan (First Lien), 6/19/21                   470,486
   1,252,335          4.00   Envision Healthcare Corp., Initial Term
                             Loan, 5/25/18                                        1,242,317
   1,485,000          2.23   Fresenius US Finance I, Inc., Tranche B
                             Term Loan, 8/7/19                                    1,480,668
      66,299          7.75   inVentiv Health, Inc., Term B-3
                             Loan, 5/15/18                                           66,174
     342,164          4.50   Truven Health Analytics, Inc., New
                             Tranche B Term Loan, 6/6/19                            336,176
                                                                           ----------------
                                                                           $      5,071,644
-------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.1%
      71,828          4.25   CHS, 2021 Term D Loan, 1/27/21                $         71,706
     488,763          4.50   IASIS Healthcare LLC, Term B-2
                             Loan, 5/3/18                                           487,846
     715,969          4.00   Kindred Healthcare, Inc., Tranche B
                             Loan (First Lien), 4/10/21                             704,782
     342,404          2.66   LifePoint Hospitals, Inc., Incremental
                             Term Loan B, 7/24/17                                   341,227
     492,528          6.00   RegionalCare Hospital Partners, Inc.,
                             Term Loan (First Lien), 4/21/19                        493,452
     236,016          3.75   Select Medical Corp., Series E
                             Tranche B Term Loan, 6/1/18                            233,945
     987,500          6.75   Steward Health Care System LLC, Term
                             Loan, 4/10/20                                          983,797
                                                                           ----------------
                                                                           $      3,316,755
-------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.1%
     696,876          4.00   ConvaTec, Inc., Dollar Term
                             Loan, 12/22/16                                $        694,698
   1,608,019          3.75   Emdeon, Inc., Term B-2 Loan, 11/2/18                 1,591,939
                                                                           ----------------
                                                                           $      2,286,637
                                                                           ----------------
                             Total Health Care Equipment
                             & Services                                    $     12,379,698
-------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY
                             & LIFE SCIENCES -- 0.4%
                             Biotechnology -- 0.1%
   1,128,481          3.50   Alkermes, Inc., 2019 Term Loan, 9/25/19       $      1,115,315
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 99

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.3%
     497,500          3.25   Endo Luxembourg Finance I Company
                             Sarl, Tranche B Term Loan
                             (First Lien), 11/5/20                         $        493,614
     522,375          3.23   Grifols Worldwide Operations USA, Inc.,
                             U.S. Tranche B Term Loam, 4/1/21                       513,959
     304,238          4.25   JLL, Initial Dollar Term Loan, 1/23/21                 298,696
     970,125          3.50   Mallinckrodt International Finance SA,
                             Initial Term B Loan, 3/6/21                            956,937
   1,473,547          4.00   Par Pharmaceutical Companies, Inc.,
                             Term B-2 Loan, 9/28/19                               1,448,681
     261,900          4.25   PharMEDium Healthcare Corp., Initial
                             Term Loan (First Lien), 1/23/21                        257,317
   1,014,668          3.25   RPI Finance Trust, Term B-2 Term
                             Loan, 5/9/18                                         1,014,795
     623,927          3.25   RPI Finance Trust, Term B-3 Term
                             Loan, 11/9/18                                          623,797
     433,125          4.25   Salix Pharmaceuticals, Inc., Term
                             Loan, 12/17/19                                         432,970
     511,676          3.75   Valeant Pharmaceuticals International,
                             Inc., Series C-2 Tranche B Term
                             Loan, 12/11/19                                         506,742
     213,198          3.75   Valeant Pharmaceuticals International,
                             Inc., Series D2 Term Loan B, 2/13/19                   211,200
   1,313,724          3.75   Valeant Pharmaceuticals International,
                             Inc., Series E1 Tranche B Term
                             Loan, 8/5/20                                         1,300,118
                                                                           ----------------
                                                                           $      8,058,826
                                                                           ----------------
                             Total Pharmaceuticals, Biotechnology
                             & Life Sciences                               $      9,174,141
-------------------------------------------------------------------------------------------
                             BANKS -- 0.0%+
                             Thrifts & Mortgage Finance -- 0.0%+
   1,384,369          5.00   Ocwen Financial Corp., Initial Term
                             Loan, 1/15/18                                 $      1,363,431
                                                                           ----------------
                             Total Banks                                   $      1,363,431
-------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Other Diversified
                             Financial Services -- 0.1%
     443,638          3.50   AWAS Finance Luxembourg 2012 SA,
                             Term Loan, 7/16/18                            $        442,159
   1,295,000          3.50   Delos Finance SARL, Tranche B Term
                             Loan, 2/27/21                                        1,283,061
   1,587,542          4.50   Fly Funding II Sarl, Term Loan, 8/9/18               1,590,023
     493,750          5.00   Livingston International, Inc., Initial
                             Term B-1 Loan (First Lien), 4/18/19                    487,578

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Other Diversified
                             Financial Services -- (continued)
      98,939          5.25   WorldPay, Facility B2A Term Loan, 8/6/17      $         99,434
                                                                           ----------------
                                                                           $      3,902,255
-------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.1%
     967,688          5.75   Hyperion Insurance Group, Ltd., Term
                             Loan, 10/4/19                                 $        966,478
   1,008,996          4.25   Mirror BidCo Corp., New Incremental
                             Term Loan, 12/18/19                                    997,644
     598,500          3.25   SBA Senior Finance II LLC, Incremental
                             Tranche B-1 Term Loan, 3/31/21                         587,029
                                                                           ----------------
                                                                           $      2,551,151
                                                                           ----------------
                             Total Diversified Financials                  $      6,453,406
-------------------------------------------------------------------------------------------
                             INSURANCE -- 0.1%
                             Insurance Brokers -- 0.1%
   1,090,658          4.25   USI Insurance Services LLC, Term B
                             Loan, 12/30/19                                $      1,072,935
-------------------------------------------------------------------------------------------
                             Life & Health Insurance -- 0.0%+
     461,099          3.75   CNO Financial Group, Inc., Tranche B2
                             Term Loan, 9/4/18                             $        457,779
-------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 0.0%+
     242,945          4.25   Alliant Holdings I, Inc., Initial Term
                             Loan, 12/20/19                                $        242,589
-------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.0%+
     494,924          5.75   Confie seguros Holding II Co., Term B
                             Loan (First Lien), 11/9/18                    $        496,780
                                                                           ----------------
                             Total Insurance                               $      2,270,083
-------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.1%
                             Mortgage REIT -- 0.1%
   1,590,079          3.50   Starwood Property Trust, Inc., Term
                             Loan (First Lien), 4/17/20                    $      1,569,209
-------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.0%+
     989,981          3.25   The Geo Group, Inc., Term Loan, 4/3/20        $        988,435
-------------------------------------------------------------------------------------------
                             Real Estate Services -- 0.0%+
     990,047          4.50   Altisource Solutions Sarl, Term B
                             Loan, 12/9/20                                 $        943,020
                                                                           ----------------
                             Total Real Estate                             $      3,500,664
-------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.3%
                             Internet Software & Services -- 0.1%
     954,022          3.50   Dealertrack Technologies, Inc., Term
                             Loan, 2/27/21                                 $        944,768

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 101

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Internet Software &
                             Services -- (continued)
   1,122,188          3.75   Vantiv LLC, Term B Loan, 6/12/21              $      1,116,335
                                                                           ----------------
                                                                           $      2,061,103
-------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.1%
   1,358,138          3.75   Booz Allen Hamilton, Inc., Refinance
                             Tranche B, 7/31/19                            $      1,353,045
     296,231          4.50   Deltek, Inc., Term Loan
                             (First Lien), 10/10/18                                 294,935
     400,000          4.50   Evergreen Skills Lux Sarl, Initial Term
                             Loan (First Lien), 4/23/21                             395,333
     228,850          4.50   PSAV Presentation Services, Tranche B
                             Term Loan (First Lien), 1/24/21                        227,348
                                                                           ----------------
                                                                           $      2,270,661
-------------------------------------------------------------------------------------------
                             Data Processing
                             & Outsourced Services -- 0.0%+
     981,000          3.50   Genpact International, Inc., Term
                             Loan, 8/30/19                                 $        974,869
-------------------------------------------------------------------------------------------
                             Application Software -- 0.0%+
     470,250          4.25   Epiq Systems, Inc., Term Loan, 8/27/20        $        469,662
      30,217          8.50   Expert Global Solutions, Inc., Term B
                             Advance (First Lien), 4/3/18                            30,255
     325,732          3.50   Verint Systems, Inc., Tranche B-2 Term
                             Loan (First Lien), 9/6/19                              324,755
                                                                           ----------------
                                                                           $        824,672
-------------------------------------------------------------------------------------------
                             Home Entertainment Software -- 0.1%
   1,350,000          3.25   Activision Blizzard, Inc., Term
                             Loan, 7/26/20                                 $      1,348,688
                                                                           ----------------
                             Total Software & Services                     $      7,479,993
-------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE
                             & EQUIPMENT -- 0.1%
                             Communications Equipment -- 0.0%+
     158,436          2.73   Commscope, Inc., Tranche 3 Term
                             Loan, 1/21/17                                 $        157,644
     237,654          3.25   Commscope, Inc., Tranche 4 Term
                             Loan, 1/14/18                                          236,117
                                                                           ----------------
                                                                           $        393,761
-------------------------------------------------------------------------------------------
                             Electronic Equipment
                             Manufacturers -- 0.0%+
   1,000,000          0.00   Zebra Technologies, Term
                             Loan B, 9/30/21                               $      1,000,000
-------------------------------------------------------------------------------------------
                             Electronic Components -- 0.1%
     643,500          3.25   Belden Finance 2013 LP, Initial Term
                             Loan, 9/9/20                                  $        642,293

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Electronic Components -- (continued)
   1,365,000          6.25   FCI -- Fidji Luxembourg Bc4 Sarl , Term
                             Loan, 12/19/20                                $      1,376,091
                                                                           ----------------
                                                                           $      2,018,384
                                                                           ----------------
                             Total Technology Hardware
                             & Equipment                                   $      3,412,145
-------------------------------------------------------------------------------------------
                             SEMICONDUCTORS &
                             SEMICONDUCTOR EQUIPMENT -- 0.1%
                             Semiconductor Equipment -- 0.0%+
     528,773          3.25   Sensata Technologies BV, Term
                             Loan, 5/12/18                                 $        526,506
-------------------------------------------------------------------------------------------
                             Semiconductors -- 0.1%
   1,296,750          3.75   Avago Technologies Ltd., Tranche B
                             Term Loan (First Lien), 4/16/21               $      1,286,677
     131,461          3.25   Microsemi Corp., Term Loan
                             (First Lien), 3/14/21                                  130,092
                                                                           ----------------
                                                                           $      1,416,769
                                                                           ----------------
                             Total Semiconductors
                             & Semiconductor Equipment                     $      1,943,275
-------------------------------------------------------------------------------------------
                             TELECOMMUNICATION
                             SERVICES -- 0.2%
                             Integrated Telecommunication
                             Services -- 0.2%
   1,237,500          4.00   Cincinnati Bell, Inc., Tranche B Term
                             Loan, 9/10/20                                 $      1,227,445
     997,375          2.66   tw telecom holdings, inc., Term Loan B
                             Loan, 4/17/20                                          994,570
   1,004,821          3.25   West Corp., B-10 Term Loan
                             (First Lien), 6/30/18                                  985,352
   1,033,106          3.50   Windstream Corp., Tranche B-4 Term
                             Loan, 1/8/20                                         1,023,421
     710,568          3.50   Windstream Corp., Tranche B-5 Term
                             Loan, 8/8/19                                           703,604
                                                                           ----------------
                                                                           $      4,934,392
-------------------------------------------------------------------------------------------
                             Wireless Telecommunication
                             Services -- 0.0%+
     268,077          4.50   Numericable U.S. LLC, Tranche B-1 Term
                             Loan, 4/23/20                                 $        266,234
     231,923          4.50   Numericable-SFR, Tranche B-2 Loan
                             (First Lien), 4/23/20                                  230,329
     727,141          4.00   Syniverse Holdings, Inc., Tranche B Term
                             Loan, 4/23/19                                          715,325
                                                                           ----------------
                                                                           $      1,211,888
                                                                           ----------------
                             Total Telecommunication Services              $      6,146,280
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 103

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             UTILITIES -- 0.4%
                             Electric Utilities -- 0.2%
   2,902,388          4.75   Atlantic Power LP, Term Loan, 2/20/21         $      2,887,876
   1,185,000          3.00   Calpine Construction Finance Co. LP,
                             Term B-1 Loan, 5/3/20                                1,150,191
   1,595,935          3.75   Texas Competitive Electric Holdings Co
                             LLC, DIP Delayed Draw Term Loan
                             (2014), 5/5/16                                       1,598,927
                                                                           ----------------
                                                                           $      5,636,994
-------------------------------------------------------------------------------------------
                             Independent Power Producers
                             & Energy Traders -- 0.2%
     760,175          4.00   Calpine Corp., Term Loan, 9/27/19             $        755,017
     455,769          4.00   Dynegy, Inc., Tranche B-2 Term
                             Loan, 4/23/20                                          453,111
   1,173,445          2.75   NRG Energy, Inc., Term Loan
                             (2013), 7/1/18                                       1,153,717
   1,574,366          3.75   NSG Holdings LLC, New Term
                             Loan, 12/11/19                                       1,558,622
     776,462          3.50   Ruby Western Pipeline Holdings LLC,
                             Term Loan, 3/27/20                                     771,124
     473,813          0.00   TerraForm Power, Closing Date
                             Loan, 7/23/19                                          475,787
                                                                           ----------------
                                                                           $      5,167,378
                                                                           ----------------
                             Total Utilities                               $     10,804,372
-------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING
                             RATE LOAN INTERESTS
                             (Cost $193,387,226)                           $    191,551,422
-------------------------------------------------------------------------------------------
                             TEMPORARY CASH
                             INVESTMENTS -- 3.5%
                             Repurchase Agreements -- 0.9%
  13,705,000                 Bank of Nova Scotia, 0.05%, dated
                             9/30/14, repurchase price of
                             $13,705,000 plus accrued interest on
                             10/1/14, collateralized by the following:     $     13,705,000
                             $1,250,263 Federal National
                             Mortgage Association, 3.5-4.0%,
                             12/1/25-2/1/42, $12,728,838
                             Government National Mortgage
                             Association II, 4.0%, 10/20/43
   9,350,000                 RBC Capital Markets, Inc., 0.04%, dated
                             9/30/14, repurchase price of
                             $9,350,000 plus accrued interest on
                             10/1/14, collateralized by $9,537,001
                             Federal National Mortgage Association,
                             4.5%, 10/1/43                                 $      9,350,000
                                                                           ----------------
                                                                           $     23,055,000
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

104 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------
                             Certificate of Deposits -- 2.6%
  12,470,000                 Ford Motor Credit Company
                             LLC, 10/2/14 (c)                              $     12,469,930
  18,770,000                 Mondelez International, Inc., 10/1/14 (c)           18,770,000
  18,705,000                 Prudential Financial, Inc., 10/1/14 (c)             18,705,000
   2,500,000          0.57   Skandinaviska Enskilda Banken AB New
                             York NY, Floating Rate Note, 9/21/15                 2,501,230
   2,850,000                 Sumitomo Mitsui Banking Corp. New
                             York, 0.22%, 10/3/14                                 2,850,012
   1,000,000          0.63   Sumitomo Mitsui Banking Corp. New
                             York, Floating Rate Note, 4/1/15                     1,001,417
   1,000,000          0.40   Svenska Handelsbanken New York NY,
                             Floating Rate Note, 11/17/14                         1,000,106
   1,500,000          0.40   Svenska Handelsbanken New York NY,
                             Floating Rate Note, 12/19/14                         1,500,592
   5,000,000                 The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                             0.12%, 10/8/14                                       4,999,955
   1,700,000          0.22   The Toronto-Dominion Bank New York,
                             Floating Rate Note, 11/14/14                  $      1,700,048
                                                                           ----------------
                                                                           $     65,498,290
-------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $88,556,243)                            $     88,553,290
-------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN
                             SECURITIES -- 99.5%
                             (Cost $2,525,934,614) (a)                     $  2,528,580,208
-------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- 0.5%            $     12,645,629
-------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                    $  2,541,225,837
===========================================================================================

+           Rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2014, the value of these securities amounted to $637,362,891 or 25.1% of total net assets.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

REMIC       Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 105

(a) At September 30, 2014, the net unrealized depreciation on investments based on cost for federal income tax purposes of $2,530,971,380 was as follows:

              Aggregate gross unrealized appreciation for all investments
                    in which there is an excess of value over tax cost            $ 5,525,529

              Aggregate gross unrealized depreciation for all investments in
                   which there is an excess of tax cost over value                 (7,916,701)
                                                                                  -----------

              Net unrealized depreciation                                         $(2,391,172)
                                                                                  ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Security is in default and is non-income producing.

(e)         Security represents a partially funded loan commitment.

(f) Indicates a security that has been deemed illiquid. As of September 30, 2014, the aggregate cost of illiquid securities in the Fund's portfolio was $10,969,003. As of that date, the aggregate value of illiquid securities in the Fund's portfolio of $11,155,841 represented 0.4% of total net assets.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2014 aggregated $1,061,834,856 and $485,096,205, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

106 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

The following is a summary of the inputs used as of September 30, 2014, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                     Level 1  Level 2          Level 3      Total
------------------------------------------------------------------------------------------
Preferred Stocks                     $--      $            --  $ 2,386,940  $    2,386,940
Asset Backed Securities               --          567,440,110           --     567,440,110
Collateralized Mortgage Obligations   --          858,206,846           --     858,206,846
Corporate Bonds
 Insurance
  Reinsurance                         --                   --    8,768,901       8,768,901
All Other Corporate Bonds             --          609,242,137                  609,242,137
U.S. Government and
   Agency Obligations                 --          142,249,588           --     142,249,588
Foreign Government Bonds              --            1,801,238           --       1,801,238
Municipal Bonds                       --           58,379,736           --      58,379,736
Senior Floating Rate Loan Interests   --          191,551,422           --     191,551,422
Repurchase Agreements                 --           23,055,000           --      23,055,000
Certificates of Deposit               --           65,498,290           --      65,498,290
------------------------------------------------------------------------------------------
Total                                $--      $ 2,517,424,367  $11,155,841  $2,528,580,208
==========================================================================================

During the six months ended September 30, 2014, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

-----------------------------------------------------------------------------------------------
                                                   Preferred
                                                   Stocks        Corporate Bonds    Total
-----------------------------------------------------------------------------------------------
Balance as of 3/31/14                              $        -    $        -         $         -
Realized gain (loss)1                                       -             -                   -
Change in unrealized appreciation (depreciation)2           -             -                   -
Purchases                                           2,386,940     8,768,901          11,155,841
Sales                                                       -             -                   -
Transfers in to Level 3*                                    -             -                   -
Transfers out of Level 3*                                   -             -                   -
-----------------------------------------------------------------------------------------------
Balance as of 9/30/14                              $2,386,940    $8,768,901         $11,155,841
-----------------------------------------------------------------------------------------------

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six month ended September 30, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 107

Statement of Assets and Liabilities | 9/30/14 (unaudited)

ASSETS:
  Investment in securities (cost $2,525,934,614)                             $2,528,580,208
  Cash                                                                           16,206,991
  Receivables --
     Investment securities sold                                                   2,378,616
     Fund shares sold                                                            39,077,798
     Interest                                                                     4,448,778
  Prepaid expenses                                                                  229,100
-------------------------------------------------------------------------------------------
         Total assets                                                        $2,590,921,491
===========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $   32,173,295
     Fund shares repurchased                                                     16,807,006
     Dividends                                                                      286,513
  Due to affiliates                                                                 265,434
  Trustee fees                                                                        5,348
  Accrued expenses                                                                  158,058
-------------------------------------------------------------------------------------------
         Total liabilities                                                   $   49,695,654
===========================================================================================
NET ASSETS:
  Paid-in capital                                                            $2,543,296,927
  Distributions in excess of net investment income                               (3,658,979)
  Accumulated net realized loss on investments                                   (1,056,773)
  Net unrealized appreciation on investments                                      2,645,594
  Net unrealized depreciation on delayed draw loan commitments                         (932)
-------------------------------------------------------------------------------------------
         Total net assets                                                    $2,541,225,837
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $715,536,695/71,176,245 shares)                          $        10.05
  Class C (based on $596,671,811/59,425,888 shares)                          $        10.04
  Class C2 (based on $8,717,813/868,511 shares)                              $        10.04
  Class K (based on $9,966/991 shares)                                       $        10.06
  Class Y (based on $1,212,720,190/120,567,139 shares)                       $        10.06
  Class Z (based on $7,569,362/754,529 shares)                               $        10.03
MAXIMUM OFFERING PRICE:
  Class A ($10.05/97.5%)                                                     $        10.31
===========================================================================================

The accompanying notes are an integral part of these financial statements.

108 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

Statement of Operations (unaudited)

For the Six Months Ended 9/30/14

INVESTMENT INCOME:
  Interest                                                           $19,083,992
-------------------------------------------------------------------------------------------------
         Total investment income                                                      $19,083,992
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 3,732,515
  Transfer agent fees and expenses
     Class A                                                              14,063
     Class C                                                              14,757
     Class C2                                                                 67
     Class Y                                                               4,252
     Class Z                                                                 125
  Distribution fees
     Class A                                                             696,669
     Class C                                                           1,351,312
     Class C2                                                             13,395
  Administrative reimbursement                                           342,980
  Shareholder communication expense                                      451,059
  Custodian fees                                                          98,302
  Registration fees                                                      144,135
  Professional fees                                                       65,632
  Printing expense                                                        25,476
  Fees and expenses of nonaffiliated Trustees                             46,781
  Miscellaneous                                                          162,057
-------------------------------------------------------------------------------------------------
     Total expenses                                                                   $ 7,163,577
-------------------------------------------------------------------------------------------------
         Net investment income                                                        $11,920,415
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND DELAYED DRAW LOAN COMMITMENTS:
  Net realized gain on investments                                                    $   183,142
  Change in net unrealized depreciation on:
     Investments                                                     $(3,772,452)
     Delayed draw loan commitments                                          (932)     $(3,773,384)
-------------------------------------------------------------------------------------------------
  Net loss on investments                                                             $(3,590,242)
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $ 8,330,173
=================================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 109

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                9/30/14             Year Ended
                                                                (unaudited)         3/31/14
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $    11,920,415     $    15,145,546
Net realized gain on investments                                        183,142             149,211
Change in net unrealized depreciation on investments
  and delayed draw loan commitments                                  (3,773,384)           (606,840)
----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $     8,330,173     $    14,687,917
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.05 and $0.10 per share, respectively)         $    (3,552,357)    $    (4,647,335)
      Class C ($0.04 and $0.07 per share, respectively)              (1,934,371)         (3,091,044)
      Class C2 ($0.04 and $0.05 per share, respectively)                (19,119)             (8,210)
      Class K ($0.06 and $0.13 per share, respectively)                     (60)               (125)
      Class Y ($0.06 and $0.12 per share, respectively)              (6,315,366)         (9,018,695)
      Class Z ($0.06 and $0.13 per share, respectively)                 (37,733)            (18,529)
----------------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $   (11,859,006)    $   (16,783,938)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 1,646,966,723     $ 2,307,738,408
Reinvestment of distributions                                        10,223,907          13,876,376
Cost of shares repurchased                                       (1,178,634,238)     (1,574,244,421)
----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                     $   478,556,392     $   747,370,363
----------------------------------------------------------------------------------------------------
      Net increase in net assets                                $   475,027,559     $   745,274,342
NET ASSETS:
Beginning of period                                               2,066,198,278       1,320,923,936
----------------------------------------------------------------------------------------------------
End of period                                                   $ 2,541,225,837     $ 2,066,198,278
----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                $    (3,658,979)    $    (3,720,388)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

110 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

-----------------------------------------------------------------------------------------------------------
                                  '14 Shares          '14 Amount
                                  (unaudited)         (unaudited)          '14 Shares        '14 Amount
-----------------------------------------------------------------------------------------------------------
Class A
Shares sold                         55,174,779        $ 555,400,778          62,652,176      $  630,767,493
Reinvestment of distributions          328,581            3,306,502             427,543           4,303,233
Less shares repurchased            (40,990,667)        (412,524,625)        (44,233,206)       (445,365,813)
-----------------------------------------------------------------------------------------------------------
      Net increase                  14,512,693        $ 146,182,655          18,846,513      $  189,704,913
===========================================================================================================
Class C
Shares sold                         27,855,500        $ 279,929,611          56,870,669      $  571,857,990
Reinvestment of distributions          189,957            1,908,710             303,017           3,046,361
Less shares repurchased            (25,855,182)        (259,842,428)        (32,788,054)       (329,711,220)
-----------------------------------------------------------------------------------------------------------
      Net increase                   2,190,275        $  21,995,893          24,385,632      $  245,193,131
===========================================================================================================
Class C2*
Shares sold                            614,633        $   6,174,441             375,767      $    3,776,660
Reinvestment of distributions              995                9,995                 649               6,519
Less shares repurchased               (114,995)          (1,155,324)             (8,538)            (85,763)
-----------------------------------------------------------------------------------------------------------
      Net increase                     500,633        $   5,029,112             367,878      $    3,697,416
===========================================================================================================
Class K**
Shares sold                                 --        $          --                  --      $           --
Reinvestment of distributions               --                   --                  --                  --
Less shares repurchased                     --                   --                  --                  --
-----------------------------------------------------------------------------------------------------------
      Net increase                          --        $          --                  --      $           --
===========================================================================================================
Class Y
Shares sold                         79,084,856        $ 796,193,343         108,933,560      $1,097,365,036
Reinvestment of distributions          492,907            4,961,551             645,480           6,501,765
Less shares repurchased            (49,635,871)        (499,635,577)        (79,299,296)       (798,846,719)
-----------------------------------------------------------------------------------------------------------
      Net increase                  29,941,892        $ 301,519,317          30,279,744      $  305,020,082
===========================================================================================================
Class Z***
Shares sold                            922,333        $   9,268,550             395,076      $    3,971,229
Reinvestment of distributions            3,699               37,149               1,840              18,498
Less shares repurchased               (545,054)          (5,476,284)            (23,365)           (234,906)
-----------------------------------------------------------------------------------------------------------
      Net increase                     380,978        $   3,829,415              373,551     $    3,754,821
===========================================================================================================

*   Class C2 shares were first publicly offered on August 2, 2013.

**  Class K shares were first publicly offered on December 21, 2013.

*** Class Z shares were first publicly offered on April 2, 2013.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 111

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended           Year           Year
                                                                    9/30/14         Ended          Ended           5/2/11
                                                                    (unaudited)     3/31/14        3/31/13         to 3/31/12 (a)
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  10.07        $    10.08     $     10.02     $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $   0.05        $     0.10     $      0.13     $   0.12
   Net realized and unrealized gain (loss) on investments              (0.02)            (0.01)           0.08         0.03
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $   0.03        $     0.09     $      0.21     $   0.15
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $  (0.05)       $    (0.10)    $     (0.15)    $  (0.13)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.02)       $    (0.01)    $      0.06     $   0.02
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.05        $    10.07     $     10.08     $  10.02
=================================================================================================================================
Total return*                                                           0.32%             0.92%           2.14%        1.48%(b)
Ratio of net expenses to average net assets                             0.62%**           0.66%           0.72%        0.90%**
Ratio of net investment income (loss) to average net assets             1.01%**           0.93%           0.94%        1.45%**
Portfolio turnover rate                                                   45%**             47%            101%          51%**
Net assets, end of period (in thousands)                            $715,537        $  570,468     $   381,267     $ 48,160
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.62%**           0.66%           0.72%        1.03%**
   Net investment income (loss)                                         1.01%**           0.93%           0.94%        1.32%**
=================================================================================================================================

(a) Class A shares were first publicly offered on May 2, 2011.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

112 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended           Year           Year
                                                                    9/30/14         Ended          Ended           5/2/11
                                                                    (unaudited)     3/31/14        3/31/13         to 3/31/12 (a)
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $  10.05        $   10.07      $    10.02      $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $   0.04        $    0.08      $     0.09      $  0.05
   Net realized and unrealized gain (loss) on investments              (0.01)           (0.03)           0.07         0.03
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $   0.03        $    0.05      $     0.16      $  0.08
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $  (0.04)       $   (0.07)     $    (0.11)     $ (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.01)       $   (0.02)     $     0.05      $  0.02
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.04        $   10.05      $    10.07      $ 10.02
=================================================================================================================================
Total return*                                                           0.26%            0.54%           1.61%        0.82%(b)
Ratio of net expenses to average net assets                             0.92%**          0.97%           1.03%        1.75%**
Ratio of net investment income (loss) to average net assets             0.72%**          0.62%           0.63%        0.52%**
Portfolio turnover rate                                                   45%**            47%            101%          51%**
Net assets, end of period (in thousands)                            $596,672        $ 575,457      $  330,828      $11,643
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.92%**          0.97%           1.03%        1.87%**
   Net investment income (loss)                                         0.72%**          0.62%           0.63%        0.40%**
=================================================================================================================================

(a) Class C shares were first publicly offered on May 2, 2011.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 113

--------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended
                                                                        9/30/14                 8/2/13 (a)
                                                                        (unaudited)             to 3/31/14
--------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                                    $ 10.05                 $ 10.04
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                         $  0.03                 $  0.07
   Net realized and unrealized gain (loss) on investments                  0.00(b)                (0.01)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $  0.03                 $  0.06
--------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                $ (0.04)                $ (0.05)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $ (0.01)                $  0.01
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 10.04                 $ 10.05
==============================================================================================================
Total return*                                                              0.26%                   0.56%(c)
Ratio of net expenses to average net assets                                0.95%**                 0.99%**
Ratio of net investment income (loss) to average
   net assets                                                              0.69%**                 0.68%**
Portfolio turnover rate                                                      45%**                   47%**
Net assets, end of period (in thousands)                                $ 8,718                 $ 3,699
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                          0.95%**                 0.99%**
   Net investment income (loss)                                            0.69%**                 0.68%**
==============================================================================================================

(a) Class C2 shares were first publicly offered on August 2, 2013.

(b) Amount rounds to less than $0.01 per share.

(c) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

114 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended                  Year
                                                         9/30/14                Ended              12/21/12
                                                         (unaudited)            3/31/14            to 3/31/13 (a)
------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                     $ 10.07                $ 10.08            $ 10.09
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
   investment operations:
   Net investment income (loss)                          $  0.06                $  0.12            $  0.03
   Net realized and unrealized gain (loss)
   on investments                                          (0.01)                 (0.00)(b)           0.01
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                                  $  0.05                $  0.12            $  0.04
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                 $ (0.06)               $ (0.13)           $ (0.05)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $ (0.01)               $ (0.01)           $ (0.01)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.06                $ 10.07            $ 10.08
==================================================================================================================
Total return*                                               0.51%                  1.16%              0.43%(c)
Ratio of net expenses to average net assets                 0.45%**                0.41%              0.53%**
Ratio of net investment income (loss) to
   average net assets                                       1.19%**                1.19%              1.25%**
Portfolio turnover rate                                       45%**                  47%               101%**
Net assets, end of period (in thousands)                 $    10                $    10            $    10
Ratios with no waiver of fees and assumption
   of expenses by the Adviser and no reduction
   for fees paid indirectly:
   Total expenses                                           0.45%**                0.41%              0.53%**
   Net investment income (loss)                             1.19%**                1.19%              1.25%**
==================================================================================================================

(a) Class K shares were first publicly offered on December 21, 2012.

(b) Amount rounds to less than 0.1 or (0.01) per share.

(c) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 115

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended           Year           Year
                                                                    9/30/14         Ended          Ended           5/2/11
                                                                    (unaudited)     3/31/14        3/31/13         to 3/31/12 (a)
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $    10.07      $    10.09     $    10.03      $   10.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $     0.07      $     0.12     $     0.14      $    0.14
   Net realized and unrealized gain (loss) on investments                (0.02)          (0.02)          0.09           0.04
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $     0.05      $     0.10     $     0.23      $    0.18
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $    (0.06)     $    (0.12)    $    (0.17)     $   (0.15)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $    (0.01)     $    (0.02)    $     0.06      $    0.03
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $    10.06      $    10.07     $    10.09      $   10.03
=================================================================================================================================
Total return*                                                             0.49%           0.99%          2.35%          1.79%(b)
Ratio of net expenses to average net assets                               0.46%**         0.54%          0.55%          0.67%**
Ratio of net investment income (loss) to average net assets               1.19%**         1.05%          1.11%          1.72%**
Portfolio turnover rate                                                     45%**           47%           101%            51%**
Net assets, end of period (in thousands)                            $1,212,720      $  912,810     $  608,818      $  99,533
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         0.46%**         0.54%          0.55%          0.80%**
   Net investment income (loss)                                           1.19%**         1.05%          1.11%          1.59%**
=================================================================================================================================

(a) Class Y shares were first publicly offered on May 2, 2011.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

116 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

--------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended
                                                                        9/30/14                 4/2/13 (a)
                                                                        (unaudited)             to 3/31/14
--------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                    $ 10.05                 $ 10.08
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                         $  0.05                 $  0.14
   Net realized and unrealized gain (loss) on investments                 (0.01)                  (0.04)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $  0.04                 $  0.10
--------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                $ (0.06)                $ (0.13)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $ (0.02)                $ (0.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 10.03                 $ 10.05
==============================================================================================================
Total return*                                                              0.36%                   1.00%(b)
Ratio of net expenses to average net assets                                0.61%**                 0.60%**
Ratio of net investment income (loss) to average net assets                1.02%**                 0.99%**
Portfolio turnover rate                                                      45%**                   47%**
Net assets, end of period (in thousands)                                $ 7,569                 $ 3,754
Ratios with no waiver of fees and assumption of expenses
    by the Adviser and no reduction for fees paid indirectly:
    Total expenses                                                         0.61%**                 0.60%**
    Net investment income (loss)                                           1.02%**                 0.99%**
==============================================================================================================

(a) Class Z shares were first publicly offered on April 2, 2013.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 117

Notes to Financial Statements | 9/30/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (formerly known as Pioneer Multi-Asset Floating Rate Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal. Prior to December 1, 2013, the investment objective of the Fund was to seek a high level of current income. Capital appreciation was a secondary objective.

The Fund offers six classes of shares designated as Class A, Class C, Class C2, Class K, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Class K shares were first publicly offered on December 21, 2012. Class Z shares are offered effective April 2, 2013. Class C2 shares are offered effective August 2, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y, or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

118 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    At September 30, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker dealers).

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 119

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gain and loss at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

120 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2014, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 was as follows:

    ---------------------------------------------------------------------------
                                                          2014             2013
    ---------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                $16,783,938      $10,477,541
    ---------------------------------------------------------------------------
       Total                                       $16,783,938      $10,477,541
    ===========================================================================

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $ 1,573,867
    Capital loss carryforward                                        (1,239,497)
    Dividends payable                                                  (257,907)
    Unrealized appreciation                                           1,381,280
    ----------------------------------------------------------------------------
       Total                                                        $ 1,457,743
    ============================================================================

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 121

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,232 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2014.

F.  Class Allocations

    Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

122 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to January 1, 2012, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the six months ended September 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.32% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.15%, 1.15% and 0.65% of the average daily net assets attributable to Class A, Class C, Class C2 and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended September 30, 2014 are reflected on the Statement of Operations. The expense limitations expired on August 1, 2014 for Class A, Class C, and Class Y shares. The expense limitation for Class C2 shares are in effect through August 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $94,070 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 123

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $  87,180
Class C                                                                   50,344
Class C2                                                                   1,408
Class K                                                                        4
Class Y                                                                  304,643
Class Z                                                                    7,480
--------------------------------------------------------------------------------
   Total                                                               $ 451,059
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $122,766 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at September 30, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Prior to July 1, 2012, the Fund paid PFD 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,598 in distribution fees payable to PFD at September 30, 2014.

In addition, redemptions of each class of shares (except Class K, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C shares purchased prior to July 1, 2012 and Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the

124 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. For Class C shares purchased on or after July 1, 2012, no contingent deferred sales charge is charged. There is no CDSC for Class K, Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2014, CDSCs of $330,152 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2014, the Fund had no borrowings under the credit facility.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 125

7. Unfunded and Delayed Draw Loan Commitments

As of September 30, 2014, the Fund had no outstanding unfunded loan commitments. The Fund had the following delayed draw commitments outstanding as of September 30, 2014:

---------------------------------------------------------------------------------
                                                                  Net Unrealized
                            Principal                             Appreciation
Loan                        Amount       Cost        Value        (Depreciation)
---------------------------------------------------------------------------------
WR Grace & Co.-Conn,
  Delayed Draw Term Loan    $290,008     $289,345    $288,413     $(932)
---------------------------------------------------------------------------------
    Total                   $290,008     $289,345    $288,413     $(932)
=================================================================================

8. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the year ended March 31, 2015. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended March 31, 2014.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending March 31, 2014 and March 31, 2013, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

126 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 127 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's

128 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups. They noted that the Fund's non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 129 and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

130 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14 131

Trustees, Officers and Service Providers

Trustees                             Advisory Trustee
Thomas J. Perna, Chairman            Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                 Officers
Margaret B.W. Graham                 Lisa M. Jones, President and Chief
Marguerite A. Piret                     Executive Officer
Fred J. Ricciardi**                  Mark E. Bradley, Treasurer and
Kenneth J. Taubes                       Chief Financial Officer
                                     Christopher J. Kelley, Secretary and
                                        Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*  Ms. Monchak became a non-voting Advisory Trustee on November 10, 2014.

** Mr. Ricciardi became a Trustee on November 10, 2014.

132 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 25249-03-1114

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date November 28, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date November 28, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 28, 2014

* Print the name and title of each signing officer under his or her signature.